Exhibit 10.13

EXECUTION VERSION

INDENTURE

between

LEAF RECEIVABLES FUNDING 2, LLC,

as Issuer,

U.S. BANK NATIONAL ASSOCIATION,

as Trustee and Custodian

Equipment Contract Backed Notes, Series 2010-1, Class A,
Equipment Contract Backed Notes, Series 2010-1, Class B,
and
Equipment Contract Backed Notes, Series 2010-1, Class C

Dated as of May 1, 2010

TABLE OF CONTENTS

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PAGE

Section 14.07	Benefits of Indenture Limited to Parties and Express Third
	Party Beneficiaries	72
Section 14.08	Legal Holidays	72
Section 14.09	Governing Law; Waiver of Jury Trial; Consent to Jurisdiction	72
Section 14.10	Counterparts; Entire Agreement	72
Section 14.11	Notifications	73
Section 14.12	No Petition	73
Section 14.13	Assignment	73

Schedule I                           Contract Schedule
Schedule II                           Definitions Annex

EXHIBITS

A-1        Form of Global Class A Note
A-2        Form of Definitive Class A Note
B-1        Form of Global Class B Note
B-2        Form of Definitive Class B Note
C-1        Form of Global Class C Note
C-2        Form of Definitive Class C Note
D-1        Form of Request for Release
D-2        Form of Return of Documents to Custodian
E           Form of Custodian and Trustee Certificate Re:  Substitutions
F           Form of Release Agreement Re:  Existing Indebtedness
G          [Reserved]
H          Form of Global Note Transfer Certificate
I           Form of Investor Certificate
J           Form of Substitution Certificate

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This Indenture, dated as of May 1, 2010 (as amended, supplemented or modified from time to time, this “Indenture”), is entered into between LEAF RECEIVABLES FUNDING 2, LLC, a Delaware limited liability company, as Issuer and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Trustee and as Custodian.

PRELIMINARY STATEMENT

The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Equipment Contract Backed Notes, Series 2010-1 (the “Notes”), issuable as provided in this Indenture.  All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders.  The Issuer and the Custodian are entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

All things necessary to make this Indenture a valid agreement of the Issuer, the Trustee and the Custodian in accordance with its terms have been done.

GRANTING CLAUSE

To secure the payment of the principal of and interest on the Notes in accordance with their terms, the payment of all sums payable under this Indenture and the other Transaction Documents and the performance of the covenants contained in this Indenture and the other Transaction Documents, the Issuer hereby Grants to the Trustee, solely in trust and as collateral security as provided in this Indenture, for the benefit of the Secured Parties, a security interest in all of the Issuer’s “accounts,” “deposit accounts,” “chattel paper,” “payment intangibles,” “commercial tort claims,” “supporting obligations,” “promissory notes,” “letter-of-credit rights,” “documents,” “goods,” “fixtures,” “general intangibles,” “instruments,” “inventory,” “equipment,” “investment property,” “proceeds” (as each of the foregoing terms is defined in the UCC), rights, interests and property (whether now owned or hereafter acquired or arising), including the Issuer’s right, title and interest (whether now owned or hereafter acquired or arising) in and to and under the following:  (a) the Contracts listed on the Contract Schedule; (b) the related Contract Assets; (c)  the Assignment Agreements; (d) any rights of the Issuer under the Purchase and Contribution Agreement and the Acquisition Agreement; (e) any rights of the Issuer under the Servicing Agreement; (f) the Reserve Account, the Collection Account and the Servicer Transition Account and all amounts from time to time on deposit therein (including any Eligible Investments, investment property and other property at any time and from time to time in such accounts); (g) all amounts from time to time on deposit in the Lockbox Account with respect to the Contracts and the Equipment; (h) the interest of the Issuer in the Equipment; (i) any Insurance Policy and Insurance Proceeds and (j) all income, payments and proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, investment property and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing) (all of the foregoing being hereinafter referred to as the “Collateral”).  The foregoing Grant, transfer, assignment, set over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trustee or the Secured Parties of any obligation of the Issuer, the Servicer or any other Person in connection with the Collateral or under any agreement or instrument relating thereto.  In furtherance and not in limitation of the foregoing, the Issuer hereby assigns to the Trustee, for the benefit of the Secured Parties, all of its right, title and interest in and to all liens and security interests in any assets, and all UCC financing statements related thereto. Notwithstanding the foregoing, Security Deposits shall not constitute part of the Collateral.

The Trustee acknowledges its acceptance on behalf of the Secured Parties of a security interest in all of the Issuer’s right, title and interest in and to the Collateral and declares that it shall maintain the Collateral in accordance with the provisions hereof.

ARTICLE I
DEFINITIONS

Section 1.01                      Definitions. Except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used but not otherwise defined herein have the meaning set forth in the Definitions Annex attached hereto as Schedule II.

Section 1.02                      Certain Rules of Construction.  Unless the context of this Indenture clearly requires otherwise:  (a) references to the plural include the singular and to the singular include the plural; (b) references to any gender include any other gender; (c) the words “include” and “including” are not limiting; (d) the words “hereof,” “herein,” “hereby,” and “hereunder,” and any other similar words, refer to this Indenture as a whole and not to any particular provision hereof; and (e) article, section, subsection, clause, exhibit, and schedule references are to this Indenture.  Article, section, and subsection headings are for convenience of reference only, shall not constitute a part of this Indenture for any other purpose, and shall not affect the construction of this Indenture.  All exhibits and schedules attached hereto are incorporated herein by this reference.  Any reference herein to this Indenture or any other agreement, document, or instrument includes all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

ARTICLE II
NOTE FORM

Section 2.01                      Form Generally. The Notes and the related certificates of authentication shall be in substantially the form described in this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are expressly required or permitted by this Indenture.  The Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined appropriate by the officers executing such Notes, as evidenced by their execution of the Notes.  The terms of each Note are intended to be incorporated into this Indenture.

Section 2.02                      Multiple Classes of Notes; Form for Each Class; Rights of Each Class.  This Indenture provides for the issuance by the Issuer of three classes of Notes, the Class A Notes, the Class B Notes and the Class C Notes.  Each Note shall bear upon its face the designation of the Class to which it belongs.  Each Class A Note issued in the form of a Global

Note shall be in the form of Exhibit A-1 attached hereto, and each Class A Note issued in the form of a Definitive Note shall be in the form of Exhibit A-2 attached hereto.  Each Class B Note issued in the form of a Global Note shall be in the form of Exhibit B-1 attached hereto, and each Class B Note issued in the form of a Definitive Note shall be in the form of Exhibit B-2 attached hereto. Each Class C Note issued in the form of a Global Note shall be in the form of Exhibit C-1 attached hereto, and each Class C Note issued in the form of a Definitive Note shall be in the form of Exhibit C-2 attached hereto. All Notes in the same Class shall be in substantially identical form except for differences in registration information and denomination and such other variations as may be permitted by this Indenture.

(a)           Global Notes.  The Notes are being offered and sold by the Issuer to the Initial Purchaser pursuant to the Note Purchase Agreement.

Notes offered and sold to QIBs in reliance on Rule 144A shall be issued initially in the form of Rule 144A Global Notes, which shall be delivered by the Trustee to the Security Depository or pursuant to the Security Depository’s instructions, and registered in the name of the Security Depository or a nominee of the Security Depository, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided.  The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased (up to the maximum authorized amount) or decreased by adjustments made on the records of the Trustee and the Security Depository or its nominee as hereinafter provided.  The Trustee shall not be liable for any error or omission by the Security Depository in making such record adjustments, and the records of the Trustee shall be controlling with regard to the outstanding principal amount of Rule 144A Global Notes hereunder absent manifest error.

Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions.  Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee, or by the Note Registrar at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.07 hereof.

Except as set forth in Section 2.07 hereof, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Security Depository or to a successor of the Security Depository or its nominee.

(b)           Book-Entry Provisions.  This Section 2.02(b) shall apply only to the Rule 144A Global Notes deposited with or on behalf of the Security Depository.

The Issuer shall execute and the Trustee shall, in accordance with this Section 2.02(b), authenticate and deliver one Global Note for each Class of Notes which shall be (i) registered in the name of the Security Depository or the nominee of the Security Depository and (ii) delivered by the Trustee to the Security Depository or pursuant to the Security Depository’s instructions.

Members of, or participants in, the Security Depository shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Security Depository or by the Trustee as custodian for the Security Depository or under such Global Notes, and the Security Depository may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Global Notes for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Security Depository or impair, as between the Security Depository and its Agent Members, the operation of customary practices of such Security Depository governing the exercise of the rights of an owner of a beneficial interest in any Global Notes.

So long as there are no Definitive Notes Outstanding, the Note Registrar and the Trustee shall treat the Security Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners.

The rights of Note Owners shall be exercised only through the Security Depository and shall be limited to those established by law and agreements between such Note Owners and the Security Depository and/or the Agent Members.  The initial Security Depository will make book-entry transfers among the Agent Members and receive and transmit payments of principal of and interest on the Notes to such Agent Members with respect to such Global Notes.

Whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding amount of the Notes, the Security Depository shall be deemed to represent such percentage only to the extent that it (i) has received instructions to such effect from Note Owners and/or Agent Members owning or representing, respectively, such required percentage of the beneficial interest in the Notes and (ii) has delivered such instructions to the Trustee.

(c)           Definitive Notes.  Except as provided in Section 2.05, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of certificated definitive, fully registered Notes (any such Notes, the “Definitive Notes”).  The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

(d)           Each Note issued under this Indenture shall be in all respects equally and ratably secured with each other Note by the Collateral Granted by the Issuer hereunder.  Each Note shall be entitled to the benefits hereof, without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture.  Notwithstanding the foregoing, all cash amounts shall be applied by the Trustee in accordance with the express provisions hereof and (I) the rights of the Holders of the Class B Notes (1) to receive payments of interest in respect of the Class B Notes on any Payment Date, on the Stated Maturity Date or on the Redemption Date shall be subordinate to the rights of the Holders of Class A Notes to receive payment of interest on the Class A Notes and to certain other payments as set forth in Section 13.03 and others entitled to receive payments thereunder and (2) to receive payments of principal in respect of the Class B Notes on any Payment Date, on the Stated Maturity Date or on the Redemption Date shall be subordinate to the rights of the Holders of the Class A Notes to receive principal paid on the Class A Notes and to certain other payments, as set forth in Section 13.03 and others entitled to receive payments thereunder and (II) the rights of the Holders of the Class C Notes (1) to receive payments of interest in respect of the Class C Notes on any Payment Date, on the Stated Maturity Date or on the Redemption Date shall be subordinate to the rights of the Holders of Class A Notes and Class B Notes to receive payment of interest on the Class A Notes and Class B Notes, as applicable, and to certain other payments as set forth in Section 13.03 and others entitled to receive payments thereunder and (2) to receive payments of principal in respect of the Class C Notes on any Payment Date, on the Stated Maturity Date or on the Redemption Date shall be subordinate to the rights of the Holders of the Class A Notes and Class B Notes to receive principal paid on the Class A Notes and Class B Notes, as applicable, and to certain other payments, as set forth in  Section 13.03 and others entitled to receive payments thereunder.

Section 2.03                      Denomination.  The aggregate stated principal amount of the Class A Notes that may be authenticated and delivered under this Indenture is $74,195,000, the aggregate stated principal amount of the Class B Notes that may be authenticated and delivered under this Indenture is $15,661,000 and the aggregate stated principal amount of the Class C Notes that may be authenticated and delivered under this Indenture is $2,838,000, except for Notes of the same Class authenticated and delivered upon registration of transfer, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.06, 2.08 or 10.05.  The Notes shall be issuable only as registered Notes without coupons in the denominations of at least $100,000 with respect to any Note and multiples of $1,000 for any amount in excess thereof; provided that the foregoing shall not restrict or prevent the transfer, in accordance with Sections 2.06 and 2.07, of any “stub” Note with a remaining Outstanding Note Balance of less than $100,000 with respect to any Note.

Section 2.05                      Execution, Authentication, Delivery and Dating.  The Notes shall be executed on behalf of the Issuer by the manual or facsimile signature of one of its authorized officers.  Notes bearing the manual or facsimile signatures of individuals who were at any time authorized officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices subsequent to the authentication or delivery of such Notes.

Each Note shall be dated as of the date of its authentication.  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee upon receipt of an Issuer Order or by any Authenticating Agent by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 2.07                      Issuance of Definitive Notes.  If Book-Entry Notes have been issued with respect to any Class and (a) the Issuer advises the Trustee that the Security Depository is no longer willing or able to discharge properly its responsibilities with respect to such Class and the Trustee or the Issuer is unable to locate a qualified successor,  (b) the Issuer at its option elects to terminate the book-entry system through DTC, or (c) after the occurrence of an Event of Default, Noteholders of not less than 50% of the Outstanding Note Balance of Notes of any Class advise the

Trustee and DTC that it is no longer in the best interests of such Class to have the Notes of such Class in book-entry form, then upon surrender to the Trustee of any such Notes by the Security Depository, accompanied by registration instructions from the Security Depository for registration of Definitive Notes, the Issuer shall execute and the Trustee shall authenticate and the Note Registrar shall deliver such Definitive Notes to the applicable Noteholders.  Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. The Trustee shall recognize the Holders of such Definitive Notes as Noteholders hereunder.

Section 2.08                      Registration, Registration of Transfer and Exchange.

(a)           The Issuer shall cause to be kept a register (the “Note Register”) at the office of an agent (the “Note Registrar”), in accordance with Section 7.13, and in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall, on behalf of the Issuer, provide for the registration, issuance and ownership of the Notes and the registration of transfers of the Notes.  The Trustee is hereby appointed the initial Note Registrar.  Each Noteholder and, if the Note Registrar is someone other than the Trustee, the Trustee shall have the right to examine the Note Register at all reasonable times and to rely conclusively upon an Officer’s Certificate of the Note Registrar as to the names and addresses of the Noteholders and the principal amounts and numbers of such Notes as held.

(b)           The Notes have not been registered under the Securities Act or the securities laws of any jurisdiction.  Consequently, the Notes are not transferable other than pursuant to Rule 144A or another exemption from registration.  Each Person who has or who acquires any Ownership Interest in a Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of this Section 2.06.

(c)           With respect to any Definitive Note, at the option of the Noteholder thereof, Notes may be exchanged for other Notes of any authorized denominations (together with any “stub note” reflecting the remaining principal balance of such Note(s) that is less than the minimum authorized denomination), aggregate principal amount and Stated Maturity Date, upon surrender of the Notes to be exchanged at the Corporate Trust Office.  Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee or its agents shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

(d)           With respect to any Definitive Note, any Definitive Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed.  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same rights, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.  No service charge shall be charged to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

(i)           Limitation on Transfer and Exchange.  i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Security Depository, in accordance with this Indenture and the procedures of the Security Depository therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.  Beneficial interests in a Global Note may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the legend in subsection (d)(xii) of Section 2.07.

(e)           Transfer and Exchange from Definitive Notes to Definitive Notes.  When Definitive Notes are presented by a Holder to the Note Registrar with a request:

(i)           to register the transfer of Definitive Notes in the form of other Definitive Notes; or

(ii)           to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Note Registrar shall register the transfer or make the exchange as requested; provided, however, that the Definitive Notes presented or surrendered for register of transfer or exchange:

(A)           shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Note Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and

(B)           shall be accompanied by an Investment Letter substantially in the form of Exhibit I attached hereto shall be delivered by the proposed transferee to the Issuer and to the Trustee to the effect that such transfer is in compliance with Rule 144A.

(f)           Restrictions on Transfer and Exchange of Global Notes.  Notwithstanding any other provision of this Indenture, a Global Note may not be transferred as a whole except by the Security Depository to a nominee of the Security Depository or by a nominee of the Security Depository to the Security Depository or another nominee of the Security Depository or by the Security Depository or any such nominee to a successor Security Depository or a nominee of such successor Security Depository.

(g)           Each purchaser of a Note or an interest in a Note, other than the Initial Purchaser, will be deemed to have represented and agreed as follows:

(i)           It understands that the Notes will be offered and may be resold by the Initial Purchaser only to QIBs pursuant to Rule 144A or another exemption from registration.

(ii)           It understands that the Notes have not been registered under, and were transferred to it in a transaction not involving any public offering within the meaning of, the Securities Act, and that if in the future it decides to re-offer, resell, pledge or otherwise transfer such Notes it will do so only in accordance with applicable state securities laws and pursuant to Rule 144A to a Person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom the holder has informed that such re-offer, resale, pledge or other transfer is being made in reliance on Rule 144A or to the Issuer pursuant to the terms of the Indenture.

(iii)           It acknowledges that none of the Issuer, the Initial Purchaser or any Person representing the Issuer or the Initial Purchaser has made any representation to it with respect to the Issuer, any affiliates thereof or the offering or sale of the Notes, other than the information contained in the Offering Circular.  It is purchasing the Notes for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment purposes only, and not with a view to, or for offer or resale in connection with, any distribution thereof in violation of the Securities Act or the applicable state securities laws, subject to any requirements of law that the disposition of its property or the property of such investor account be at all times within its or their control and subject to its or their ability to resell such Notes pursuant to Rule 144A.

(iv)           If it is acquiring any Note as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to such account and that it has full power to make the acknowledgments, representations and agreements contained herein on behalf of each such account.

(v)           It is (1) a QIB purchasing for its own account or for the account of another QIB and it, and such other Person (if applicable), are aware that the sale to it is being made in reliance on Rule 144A and (2) with respect to the Class C Notes, is a U.S. Person.

(vi)           It acknowledges that transfers of the Notes shall otherwise be subject in all respects to the restrictions applicable thereto contained in this Indenture.

(vii)           (A) It is not (and for so long as it holds any Notes or an interest therein will not be), and is not acting on behalf of (and for so long as it holds any Notes or an interest herein will not be acting on behalf of), an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, a plan described in Section 4975(e)(1) of the Code or an entity which is deemed to hold the assets of any such plan (“Plan Assets”) pursuant to 29 C.F.R. Section 2510.3-101 as modified by Section 3(42) of ERISA (the “Plan Asset Regulation”) (each a “Benefit Plan Investor”), (B) in the case of a Class A Note or a Class B Note, (i) its acquisition and continued holding of such Note will be covered by a statutory exemption or a prohibited transaction class exemption issued by the United States Department of Labor, (ii) at the time of acquisition the Notes are rated at least investment grade and (iii) it believes that the Notes are properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulations and agrees to so treat such Notes or (C) in the case of a Class A Note or a Class B Note, it has provided the Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Trustee, the Issuer, the Servicer or the Initial Purchaser, which opines that the purchase, holding and transfer of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not ubject the Trustee, the Issuer, the Servicer or the Initial Purchaser to any obligation in addition to those undertaken herein.

(viii)           It acknowledges and agrees to treat the Notes as debt for all federal, state and local income tax purposes.

(ix)           [Reserved.]

(x)           It is purchasing one or more Notes in an amount of at least $100,000, and it understands that such Notes may be resold, pledged or otherwise transferred in an amount of at least $100,000 (unless the outstanding principal amount of such Note shall be less than $100,000).

(xi)           It understands that the Notes will bear a legend substantially to the following effect unless the Issuer determines otherwise consistent with applicable law:

For Rule 144A Global Notes Only:  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the transferor of such Note or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or the use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE, OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING

THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER AND THE SERVICER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN (“PLAN ASSETS”) PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATION”) (EACH A “BENEFIT PLAN INVESTOR”), (B) IN THE CASE OF A CLASS A NOTE OR A CLASS B NOTE (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE AND (III) IT BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES.  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME, OR (C) IN THE CASE OF A CLASS A NOTE OR A CLASS B NOTE, IT HAS PROVIDED THE TRUSTEE WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE TRUSTEE, THE ISSUER, THE SERVICER OR THE INITIAL PURCHASER, WHICH OPINES THAT THE PURCHASE, HOLDING AND TRANSFER OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ISSUER, THE SERVICER OR THE INITIAL PURCHASER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.

(xii)           It acknowledges that the Issuer, the Servicer, the Initial Purchaser and others will rely on the truth and accuracy of the foregoing acknowledgments, representations and agreements, and agrees that if any of the foregoing acknowledgments, representations and agreements deemed to have been made by it are no longer accurate, it shall promptly notify the Issuer, the Servicer and the Initial Purchaser.

(h)           Except as otherwise required under the Note Purchase Agreement, the Initial Purchaser shall not be required to deliver, and neither the Issuer nor the Trustee shall demand therefrom, any of the certifications or opinions described in this Section 2.07 in connection with the initial issuance of the Notes and the delivery thereof by the Issuer.

Section 2.09                      Mutilated, Destroyed, Lost or Stolen Note. (a) If (i) any mutilated Note is surrendered to the Trustee or the Issuer, or the Trustee and the Issuer receive evidence to their reasonable satisfaction of the destruction, loss or theft of any Note, and (ii) in the case of a destroyed, lost, or stolen Note, there is delivered to the Trustee and the Issuer such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee and the Issuer that such Note has been acquired by a bona fide purchaser and provided that the requirements of Section 8-405 of the UCC are satisfied, the Issuer shall execute and, upon a written request therefor by the Trustee and the Issuer shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same Class, tenor and Principal Balance, bearing a number not contemporaneously outstanding. If, after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents such original Note for payment, the Trustee and the Issuer shall be entitled to recover such new Note from the Person to whom it was delivered or any Person taking title there from, except a bona fide purchaser, and the Trustee and the Issuer shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trustee and the Issuer, in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable in full, or shall have been called for redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

Upon the issuance of any new Note under this Section, the Issuer or the Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Subject to the above provisions of this Section 2.07, every new Note issued pursuant to this Section 2.07, in lieu of any destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.10                      Payment of Principal and Interest; Rights Preserved.

(a)           For each applicable Interest Accrual Period, the Notes of each Class shall accrue interest on the Outstanding Note Balance thereof at the Note Rate applicable to such Class.  All interest and fees accrued hereunder on the Class A Notes, the Class B Notes and Class C Notes shall be calculated on the basis of a three-hundred-sixty (360)-day year comprised of twelve 30-day months and shall accrue through the day preceding the Stated Maturity Date and (to the extent that the payment of such interest shall be legally enforceable) on any overdue payment of interest from the date such interest becomes due and payable (giving effect to any applicable grace periods herein) until fully paid. All accrued interest shall be due and payable in arrears on each Payment Date and shall be paid by the Trustee to the Noteholders in accordance with Section 13.03.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

(b)           The principal of each Note shall be payable on each Payment Date beginning on the Initial Payment Date unless such Note becomes due and payable at an earlier date by call for redemption in accordance with Article XI.  The installment of principal due on the Class A Notes on any Payment Date shall, to the extent of cash flow available therefor in accordance with Section 13.03 on such Payment Date, be paid as set forth in Section 13.03(c)(viii). The installment of principal due on the Class B Notes on any Payment Date shall, to the extent of cash flow available therefor in accordance with Section 13.03 on such Payment Date, be paid as set forth in Section 13.03(c)(ix). The installment of principal due on the Class C Notes on any Payment Date shall, to the extent of cash flow available therefor in accordance with Section 13.03 on such Payment Date, be paid as set forth in Section 13.03(c)(x).  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable hereunder or in respect of the Notes) shall be due and payable in full on the Stated Maturity Date for such Note.  All reductions in the principal amount of a Note effected by payment of such installments of principal shall be binding upon all future Noteholders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal shall be payable to Noteholders in the same Class on a pro rata basis based upon the relative Outstanding Note Balance of the Notes in such Class as of the related date of determination; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

(c)           The principal of and interest on the Notes, and other amounts payable to the Noteholders under Section 13.03, are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Person whose name appears as the Registered Holder of such Note on the Note Register at the address of such Person as it appears on the Note Register or, at the option of any Noteholder, by wire transfer in immediately available funds to the account specified in writing to the Trustee by such Registered Holder at least five (5) Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.  All payments on the Notes shall be paid without any requirement of presentment.  The Issuer shall notify the Person in whose name a

Note is registered at the close of business on the Record Date immediately preceding the Payment Date on which the Issuer expects that the final installment of principal of such Note will be paid.  Such notice shall be mailed no later than the tenth (10th) day prior to such Payment Date and shall specify the place where such Note may be surrendered.  Funds representing any such checks returned undeliverable shall be held in accordance with Section 7.15.  Each Noteholder shall promptly surrender its Note to the Trustee at the Corporate Trust Office or in the case of mutilated, destroyed, lost or stolen Notes, as provided in Section 2.07, upon payment of the final installment of principal of such Note.

Section 2.11                      Persons Deemed Owner.  Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent and any agent of any of the foregoing shall treat the Person in whose name any Note is registered in the Note Register as the owner of such Note for the purpose of receiving payments of principal and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Trustee, the Note Registrar, the Paying Agent or any agent of the foregoing shall be affected by notice to the contrary.

Section 2.12                      Cancellation.  All Notes surrendered to the Trustee for payment, registration of transfer or exchange (including Notes surrendered to any Person other than the Trustee which shall be delivered to the Trustee) shall be promptly canceled by the Trustee.  No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.11, except as expressly permitted by this Indenture.  All canceled Notes held by the Trustee shall be disposed of by the Trustee in accordance with its standard practice.

Section 2.13                      Notices to Security Depository. Whenever any notice or other communication is required to be given to Noteholders of any Class with respect to which Book-Entry Notes have been issued, unless and until Definitive Notes shall have been issued to the related Noteholders, the Trustee shall give all such notices and communications to the applicable Security Depository.

Section 2.14                      Tax Treatment; Withholding Taxes.

(a)           The Issuer has structured the transaction contemplated by this Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, the Servicer, the Back-up Servicer, each Noteholder and each beneficial owner of a Note by acceptance of its Note or a beneficial interest therein, each agree to treat the Notes as indebtedness of the Issuer for all tax purposes and further agrees not to take any action inconsistent with such treatment, unless and to the extent otherwise required by any taxing authority under applicable law.

Notwithstanding anything in any Transaction Document to the contrary, effective from the date of commencement of discussions with respect to the transactions contemplated by such documents, all parties hereto and the Noteholders may disclose to any and all Persons, without limitation of any kind, the U.S. Federal income tax treatment and tax structure of the Notes and the transactions contemplated hereby and all materials of any kind, including tax opinions or other tax analyses, if any, that are provided to such Persons regarding such tax treatment.

(b)           Notwithstanding any other provision in this Indenture to the contrary or the other Transaction Documents, the Trustee, as Paying Agent for and on behalf of, and at the direction of the Servicer, shall comply with any and all federal withholding requirements under applicable law, as modified by the practice of any relevant taxing authority then in effect.  If any withholding tax is imposed on any payment by the Issuer (or allocation of income) under the Notes, such tax shall reduce the amount otherwise payable to such Noteholder.  Any amounts so withheld shall be treated as having been paid to the related Noteholder for all purposes of this Indenture.  Failure of a Noteholder or a beneficial owner of a Note to provide the Trustee or other paying agent with appropriate tax certificates may result in amounts being withheld from the payment to such Noteholder or beneficial owner.  In no event shall the consent of Noteholders be required for any withholding.

ARTICLE III
SUBSTITUTION OF CONTRACTS

Section 3.01                      Conditions Precedent to the Substitution of Contract Assets.  Each acquisition of a Substitute Contract from the Partnership on any Acquisition Date is subject to the conditions specified in Section 3.04 of the Servicing Agreement, including satisfaction of the following conditions precedent on the relevant date specified below:

(a)           By 10:00 am (New York time) on the third Business Day prior to any proposed Acquisition Date, the Partnership shall have delivered the following items:

(i)           The Partnership shall have delivered to the Issuer, the Trustee, the Custodian and the Back-up Servicer a draft Substitution Certificate substantially in the form set forth on Exhibit J attached hereto (the “Substitution Certificate”) and Amendment to Contract Schedule containing the information required to be provided with respect to the Substitute Contracts and related Contract Assets to be acquired on such Acquisition Date, as specified in the definition of Contract Schedule, and a draft of the Release Agreement relating to any Existing Indebtedness, and the Issuer shall have delivered or shall have caused to be delivered to the Custodian, the original Contracts described in the proposed Amendment to Contract Schedule and the related Contract Files; and

(ii)           The Partnership shall have delivered to the Trustee a draft Assignment Agreement with respect to each Substitute Contract to be acquired by the Issuer on such Acquisition Date and to the satisfaction of the conditions precedent set forth in this Section 3.01 and Section 3.04(b) of the Servicing Agreement.

(b)           By 1:00 p.m. (New York time) one (1) Business Day prior to the proposed Acquisition Date, the Custodian shall deliver to the Issuer and the Trustee an executed Custodian Certificate with respect to the Substitute Contracts to be so acquired, which certificate shall contain the final Amendment to Contract Schedule and no exceptions;

(c)           By 11:00 am (New York time) on the proposed Acquisition Date, the Partnership shall cause to be delivered the final executed Assignment Agreement, Amendment to Contract Schedule and Release Agreement along with a final executed Substitution Certificate, in each case, such document or certificate containing changes from the draft certificates, draft Assignment Agreement or draft Amendment to Contract Schedule, as applicable, delivered pursuant to Section 3.01(a)(ii) above, if any, reflecting corrections or deletions of exceptions noted in the Exception Report to the draft Assignment Agreement and/or the draft Amendment to Contract Schedule resulting from the Custodian’s review of the Contracts to be substituted and the Contract Files related thereto pursuant to Section 4.03(b).  The Substitution Certificate shall confirm that (A) each Substitute Contract is a Contract that satisfies each of the representations and warranties set forth in Clause (C) or (D) of the related Assignment Agreement, (B) all applicable filings required under Sections 4.01(a)(v) and 4.02 have been made or are in effect, (C) no Default, Event of Default, Event of Servicing Termination or event which, with the passage of time or the giving of notice or both, would cause a Default, Event of Default or Event of Servicing Termination to occur, shall exist prior to or after giving effect to the substitution of such Contracts and (D) all other conditions to the acquisition of Substitute Contracts applicable to it and specified in this Section 3.01 and Section 3.04(b) of the Servicing Agreement have been satisfied.

A document or certificate described in clause (a) or (b) above shall be regarded as timely delivered if it is delivered by telecopy (with written confirmation of transmission) as of the applicable time described above; provided that, the originally executed copy shall be delivered by the applicable party promptly thereafter.  If the Custodian, upon examination of the Contract Files in accordance with Section 4.03(b), determines that such Contract Files do not satisfy the requirements of Section 4.03(b) or is unable to confirm that such requirements have been met by 1:00 p.m. (New York time) on the Business Day prior to the proposed Acquisition Date, the Custodian shall notify the Trustee and shall not deliver an executed Custodian Certificate pursuant to clause (b) above.

(d)           With respect to any Contract substituted for an Early Termination Contract, the Issuer shall be allowed to use the Collections received in respect thereof to purchase a new Substitute Contract in lieu of distributing such Collections in accordance with Section 13.03, provided that, such purchase of a Substitute Contract shall occur simultaneously with the Issuer’s receipt of such Collections or such Collections shall be held not later than the Payment Date (or the then current Collection Period) on deposit in the Collection Account until such Substitute Contract is so purchased; provided, further, that if such Substitute Contract is not purchased on or before the immediately following Payment Date such Collections shall be disbursed in accordance with Section 13.03.  Any Substitute Contract so substituted for such Early Termination Contract, and related Contract Assets, must meet the same requirements as those specified in the form of Assignment Agreement attached to the Purchase and Contribution Agreement.

(e)           If a Contract is to be removed and replaced with another lease or equipment finance contract transferred to the Issuer by the Partnership pursuant to the Servicing Agreement, such “substitute” lease or equipment finance contract shall become a Contract for all purposes of the Transaction Documents and may be referred to as a Substitute Contract.  Acquisition of any Substitute Contract shall be subject to the satisfaction of the conditions described in Article III of this Indenture.

(f)           Upon satisfaction of the conditions specified in the Transaction Documents, including this Section 3.01, and any conditions to the repurchase of Contracts under the Purchase and Contribution Agreement or substitution of Contracts under the Servicing Agreement (as the case may be), the Trustee shall, upon receipt of the Contract Repurchase Price, or the Substitute Contract, and the Request for Release, release the Contract and related Contract Assets being repurchased by the Transferor or substituted for by the Partnership from the Lien of this Indenture.

(g)           In addition to the conditions specified above, at no time may the sum of (1) the aggregate Discounted Contract Balances of Substitute Contracts (as measured on their respective Cut-Off Dates) and (2) the aggregate Discounted Contract Balances of Contracts (as measured on their respective Cut-Off Dates) repurchased by the Transferor or Partnership, but excluding Contracts repurchased or substituted pursuant to Warranty Events, exceed 8.00% of the aggregate Discounted Pool Balance as of the Closing Date. The Trustee and Custodian shall have no duty to monitor the limit set forth in this Section 3.01(g).

ARTICLE IV
ISSUANCE OF NOTES; CERTAIN ISSUER OBLIGATIONS

Section 4.01                      Conditions to Issuance of Notes.  All Notes shall be executed by the Issuer and delivered to the Trustee for authentication.  The Notes issued on the Closing Date shall be authenticated and delivered by the Trustee upon Issuer Order and upon satisfaction of the following conditions precedent:

(a)           receipt by the Trustee, or its agents, of the following, in form and substance satisfactory to the Initial Purchaser, which satisfaction shall be evidenced to the Trustee by receipt of item 4.01(a)(xv) below from the Initial Purchaser:

(i)           a copy of an officially certified document, dated not more than ten (10) days prior to the Closing Date, evidencing the due organization and good standing of each of the Issuer, the Partnership, the Servicer and the Transferor;

(ii)           certified copies of the organizational documents (together with all amendments thereto) of the Issuer, the Partnership, the Servicer and the Transferor, along with certified resolutions or certified executed consents of each of the Issuer, the Partnership, the Servicer and the Transferor, authorizing the execution, delivery and performance of the Transaction Documents and the transactions contemplated by the Transaction Documents by such entities and certificates evidencing the incumbency of the officers executing such Transaction Documents;

(iii)           certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Initial Purchaser), dated a date reasonably near to the Closing Date (no earlier than ten (10) days prior to the Closing Date), listing all effective tax and judgment liens and financing statements which name the Transferor as debtor and which are filed in the jurisdictions in which the statements referred to in clause (v)(1) below were or are to be filed, together with copies of such tax and judgment liens and financing statements (none of which, other than financing statements naming the party under the Transaction Documents to which transfers (including grants of security interests) thereunder purport to have been made, shall cover any of the property purported to be conveyed thereunder);

(iv)           certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Initial Purchaser’s counsel), dated a date reasonably near to the Closing Date (no earlier than ten (10) days prior to the Closing Date), listing all effective tax and judgment liens and financing statements which name Issuer (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which the statements referred to in clause (v)(2) below were or are to be filed, together with copies of such tax and judgment liens and financing statements (none of which, other than financing statements naming the party under the Transaction Documents to which transfers (including grants of security interests) thereunder purport to have been made, shall cover any of the property purported to be conveyed thereunder);

(v)           except as otherwise provided below, evidence of filing (or evidence of delivery for filing to the appropriate filing offices) of, and each of the following, together with evidence of all filing fees, taxes or other amounts required to be paid in connection with the following have been paid:

(1)           UCC-1 financing statements, for filing with the Secretary of State of the State of Delaware, naming the Transferor, as debtor, the Issuer, as assignor secured party, and the Trustee, for the benefit of the Secured Parties, as the total assignee secured party;

(2)           UCC-1 financing statements, for filing with the Secretary of State of the State of Delaware, naming the Issuer, as debtor, and the Trustee, for the benefit of the Secured Parties, as Secured Party;

(3)           UCC-3 financing statement releases, for filing with the Secretary of State of the State of Delaware, naming the Transferor, as debtor and Morgan Stanley Bank, as secured party;

(4)           such other, similar instruments or documents, as may be necessary or, in the opinion of any Noteholder, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the transfers (including grants of security interests) under the Transaction Documents;

(vi)           a fully executed original counterpart of each of the Assignment Agreement related to the initial Contract Assets, the Purchase and Contribution Agreement, this Indenture, the Servicing Agreement, the Securities Account Control Agreement, each Lienholder Nominee Agreement and the Note Purchase Agreement shall have been received by the Initial Purchaser or its agents;

(vii)           a copy of the fully executed Lockbox Intercreditor Agreement and the Joinder to Lockbox Intercreditor Agreement shall have been received by the Initial Purchaser or its agents;

(viii)           written evidence of establishment of the Reserve Account, the Collection Account, the Servicer Transition Account and continued existence of the Lockbox Account;

(ix)           a certificate listing the Servicing Officers of the Servicer as of the Closing Date;

(x)           confirmation that the Rating Agency has issued rating letters confirming ratings for the Notes as set forth in the Offering Circular;

(xi)           executed favorable legal opinions of counsel to the Servicer, the Partnership, the Issuer, the Transferor, the Back-up Servicer, the Custodian and the Trustee, addressed to the Trustee, the Back-up Servicer and the Initial Purchaser (as applicable), dated the Closing Date and covering general corporate matters, the due execution and delivery of, and the enforceability of, each of the Transaction Documents to which the Servicer, the Partnership, the Issuer, the Transferor, the Back-up Servicer, the Custodian and the Trustee (individually or in any other capacity) is party, true sale, non-consolidation, security interest, tax matters and such other matters as the Initial Purchaser may request;

(xii)           certificates of the Secretary or Assistant Secretary of each of the Servicer, the Partnership, the Issuer, the Transferor, dated as of the Closing Date, and certifying (A) that attached thereto is a true, complete and correct copy of (a) the organizational documents of the Servicer, the Partnership, the Transferor and the Issuer (as applicable), and (b) resolutions duly adopted by the Servicer, the Partnership, the Issuer and the Transferor authorizing the execution, delivery and performance of the Transaction Documents to which it is a party and the transactions contemplated thereunder, and that such resolutions have not been amended, modified, revoked or rescinded, and (B) as to the incumbency and specimen signature of each officer executing any Transaction Documents on behalf of the Servicer, the Partnership, the Issuer and the Transferor (as the case may be);

(xiii)           copies of all waivers, licenses, approvals or consents, if any, required or advisable, in the opinion of the Initial Purchaser, in connection with the execution, delivery and performance by the Servicer, the Partnership, the Issuer and the Transferor (as the case may be) of the Transaction Documents (and the validity and enforceability thereof), which waivers, licenses, approvals or consents shall be in full force and effect;

(xiv)           written confirmation of the payment (or deposit for payment with the Trustee) of all fees and expenses of the Trustee, the Custodian, the Back-up Servicer, the Initial Purchaser (including the fees and charges of their respective agents, auditors and counsel) accrued as of the Closing Date;

(xv)           [Reserved];

(xvi)           delivery by the Custodian of an executed Custodian Certificate dated as of the Closing Date and certifying as to its review of the Contract Assets; and

(xvii)           such additional documents, instruments, certificates, opinions, ratings letters or other confirmations as the Initial Purchaser may reasonably request.

(b)           all Collateral in which a security interest has been granted to the Trustee under the Indenture shall be subject to no other Liens other than Permitted Liens.

Section 4.02                      Security for Notes.

(a)           The Servicer shall at its own expense, in consideration of the Servicer Fee, cause to be filed the financing statements and assignments described in Sections 4.01(a)(v) and 4.02(b) in accordance with such Sections.  In addition, from time to time, the Servicer shall take or cause to be taken at its own expense, in consideration of the Servicer Fee, any other such actions and execute such documents as are necessary to perfect and protect the Issuer’s precautionary security interest against the Transferor, as applicable, in respect of the Contract Assets and the assignment to the Trustee thereof, and the Trustee’s security interests in and liens on the Collateral against all other Persons, including the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title; provided that, none of the Servicer, the Transferor nor the Issuer shall be required to file UCC-1 financing statements against Obligors with respect to a Contract related to Equipment that had an original equipment cost at origination of less than (A) if such Contract is a secured loan or finance lease that provides for a $1 purchase option, $25,000, or (B) if such Contract provides for a “fair market value” purchase option, $50,000 or to file or record assignments of any UCC-1 financing statements or other lien recordings or notations made against any Obligor.  Notwithstanding anything to the contrary contained herein, if the Servicer is not LEAF Financial Corporation or one of its Affiliates, the successor Servicer shall not be responsible for the initial filings of any UCC financing statements, or any continuation statements filed by any predecessor Servicer, or the information contained therein (including the exhibits thereto), the perfection of any such security interests during the term of such predecessor Servicer, or the accuracy or sufficiency of any description of collateral in such filings, and the successor Servicer shall be fully protected in relying on such initial filings and any continuation statements or modifications thereto made by a predecessor Servicer pursuant to this Section 4.02 but shall continue to be responsible for requirements expressed above during the period it acts as Servicer.

(b)           If any change in the Servicer’s or the Issuer’s name, identity, structure or the location of its principal place of business, chief executive office or State of organization occurs, then such party shall deliver thirty (30) days’ prior written notice of such change or relocation to the Servicer, the Trustee, the Back-up Servicer and the Rating Agency, and, no later than the effective date of such change or relocation, the Servicer shall file or cause to be filed such amendments or statements as may be required to preserve and protect the Issuer’s precautionary security interest against the Transferor in respect of the Contract Assets and the assignment to the Trustee thereof, and the Trustee’s security interest in and liens on the Collateral.

(c)           During the term of this Indenture, the Issuer will maintain its sole state of organization in the State of Delaware, and the Servicer will maintain its sole state of incorporation in a State of the United States.

Section 4.03                      Review of Contract Files.

(a)           On or prior to the Closing Date and each Acquisition Date for a Substitute Contract, the Issuer shall cause to be delivered to the Custodian the documents comprising the Contract Files for the Contracts to be acquired on such date.  Each Contract and the folder containing other Contract Files documents for such Contract shall be clearly marked with a LEAF Contract Number, which LEAF Contract Number shall be used by the Issuer, the Trustee and the Custodian to identify such Contract on the Contract Schedule.

(b)           Prior to the Acquisition Date for a Contract, the Custodian will review the Contract Files related to each proposed Contract and shall perform such reviews as are sufficient to enable it to confirm the items required to be certified by it in the Custodian Certificate in the form attached hereto as Exhibit E.  By execution and delivery of any such Custodian Certificates, the Custodian shall evidence completion of such review and confirmation.  The Custodian shall include in any Exception Report any failure of a document to correspond to the information on the Amendment to Contract Schedule or the absence of any one or more of the documents comprising the Contract Files for such Contract and shall deliver such Exception Report to the Servicer, the Trustee and the Note Issuer.

(c)           If any Contracts or Contract Assets to be pledged to the Trustee are Contracts or Contract Assets that at any time were subject to a Lien in favor of a Person that has held a Lien thereon, concurrently with the delivery of an Officer’s Certificate, the Issuer shall have delivered to (x) the Custodian (with a copy to the Trustee) a facsimile copy or an original executed Release Agreement from each Person that has held a Lien on the applicable Contract and/or Contract Assets, together with the certification in the Officer’s Certificate that each such Release Agreement constitutes a release of such Person’s security interest in each such Contract and/or Contract Asset (and the other Collateral related thereto), and (y) the Custodian (with a copy to the Trustee) the original UCC partial or full release relating to the Release Agreement described in clause (x) above.

(d)           The Custodian shall use reasonable care in the performance of its duties under the Transaction Documents, shall identify and segregate all items constituting the Contract Files and shall maintain continuous custody of all items constituting the Contract Files in secure, fire resistant facilities in accordance with customary standards for such custody.  The Custodian makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any document constituting Contract Files or of any of the Contracts or (ii) the collectibility, insurability, effectiveness or suitability of any Contract.

(e)           The Custodian shall hold all Contracts and all other Collateral delivered to it pursuant to the Transaction Documents as Custodian for the benefit of the Trustee (for the benefit of the Secured Parties).  With respect to each item of Contract Files delivered to the Custodian, the Custodian shall (i) hold all documents constituting such Contract Files received by it for the exclusive use and benefit of the Trustee (for the benefit of the Secured Parties) and (ii) make disposition thereof only in accordance with the terms of this Indenture and the Servicing Agreement.

(f)           In the event that (i) the Trustee, the Servicer, the Issuer or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Contract Files or (ii) a third party shall institute any court proceeding by which any Contract Files shall be required to be delivered otherwise than in accordance with the provisions of this Indenture, the party or parties receiving such service shall promptly deliver or cause to be delivered to the other parties to this Indenture copies of all court papers, orders, documents and other materials concerning such proceedings.  The Custodian shall continue to hold and maintain all the Contract Files that is the subject of such proceedings pending a final order of a court of competent jurisdiction permitting or directing disposition thereof.  Upon final determination of such court, the Custodian shall deliver such Contract Files as directed by such determination or, if no such determination is made, in accordance with the provisions of this Indenture.  Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Issuer.

(g)           At its own expense, the Custodian shall maintain at all times prior to the satisfaction and discharge of this Indenture and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance.  All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian of collateral substantially similar to the Collateral.  Upon at least ten (10) days’ prior written request, the Issuer and/or the Servicer shall be entitled to receive a certificate of the Custodian’s respective insurer that such insurance is in full force and effect.

Section 4.04                      Defective Contracts.

(a)           If, upon examination of any Contract File in accordance with Section 4.03 hereof, the Custodian determines that such Contract File does not satisfy the requirements described in Section 4.03(b), or is unable to confirm that such requirements have been met, the Custodian shall promptly notify the Servicer, the Partnership and the Transferor by telephone or telecopy.  If the Transferor does not satisfy the Custodian in accordance with the foregoing sentence prior to the second Business Day prior to the applicable Acquisition Date, the Custodian shall return the applicable Substitute Contract and related files to the Transferor, or as otherwise directed by the Transferor.  Notwithstanding the foregoing, if the Majority Holders approve an Exception Report and allow the inclusion of any Substitute Contract that the Custodian has identified as defective in its review under Section 4.03(b), all parties agree that such approval shall be valid only with respect to such included Substitute Contract, shall not constitute a course of dealing, and the allowance of such included Contract shall not operate as a waiver of any rights of the Trustee or any Secured Party hereunder, under the Purchase and Contribution Agreement, the Assignment Agreements or any other Transaction Documents with respect to any adverse consequence caused by such defect.

(b)           If a Responsible Officer of the Trustee, or if another party to any of the Transaction Documents, notifies the Servicer (pursuant to the Servicing Agreement), the Partnership, the Transferor, the Back-up Servicer and the Issuer of the existence of any Warranty Event, the Partnership (pursuant to the Servicing Agreement) or the Transferor (pursuant to the Purchase and Contribution Agreement) shall (i) cure the breach(es) which caused the Warranty Event or (ii) repurchase or substitute, as applicable, such Contract and related Contract Assets at the Contract Repurchase Price or for a Substitute Contract, respectively, as required in accordance with Section 3.03 of the Purchase and Contribution Agreement or Section 3.09 of the Servicing Agreement.  If any such Contract is substituted or repurchased by the Partnership in accordance with the provisions of the Servicing Agreement, or repurchased by the Transferor pursuant to the Purchase and Contribution Agreement, and the Trustee has received a written request in the form attached hereto as Exhibit D-1 relating thereto, the Trustee shall, upon receipt of the applicable Contract Repurchase Price, but subject to Section 4.07 hereof, return the affected Contract and related files to the Issuer (or, if the Issuer so requests, directly to the Servicer or the Transferor, as the case may be), release its interest therein and in the related Contract Assets, and such items shall no longer constitute a Contract or Contract Asset hereunder and shall be released from the Lien of this Indenture.

Section 4.05                      Reserved.

Section 4.06                      Administration of the Contract Assets.  The Contract Assets shall be serviced by the Servicer in accordance with the terms of the Servicing Agreement.  The Servicer, as agent of the Issuer prior to the occurrence of an Event of Default, shall have the right to provide any notices and instructions to Obligors in connection with the Contract Assets.  In the event that the Issuer or the Trustee receives any notices, requests for information or other communication from an Obligor, it shall immediately forward such communication to the Servicer.  The Trustee shall deposit any Collections received by it in the Collection Account, in accordance with Section 13.02 and it shall deliver written or electronic statements regarding such collections and deposits to the Servicer at least monthly.  The Trustee shall have no obligation to advance its own funds to the Collection Account.  In the absence of an Event of Default, the Trustee shall not contact any Obligor or take any action with respect to the enforcement, modification or release of any Contract against an Obligor without the express written authorization of the Servicer or the Issuer.

Section 4.07                      Releases.

(a)           The Issuer shall be entitled to obtain a release from the Lien of this Indenture for any individual Contract and the related Contract Assets at any time after all of the conditions for such release set forth in the Transaction Documents have been satisfied and (i) after a payment by the Transferor or the Servicer, as applicable, under the provisions of the relevant Transaction Documents, of the related Contract Repurchase Price therefor or (ii) after a Substitute Contract and the related Contract Assets are substituted for such Contract and the related Contract Assets in accordance with the Transaction Documents.  In order to effect any such release, the Servicer, on behalf of the Issuer, shall deliver to the Trustee and the Custodian in accordance with the Transaction Documents a Request for Release, in the form attached hereto Exhibit D-1, (1) identifying the Contracts and the related Equipment to be released, (2) requesting the release thereof, (3) setting forth the amount deposited in the Collection Account with respect thereto, or identifying the Substitute Contract substituted therefor in the event that the subject Contracts and the related Equipment are being released from the Lien of this Indenture pursuant to clause (ii) above, (4) certifying that the amount deposited in the Collection Account equals the Contract Repurchase Price relating to such Contracts and the related Equipment in the event that the subject Contracts and the related Equipment are being released from the Lien of this Indenture pursuant to clause (i) above and (5) certifying that all other conditions precedent set forth in the Transaction Documents relating to such release have been satisfied.  The Trustee, upon receipt of a written request in the form attached hereto as Exhibit D-1, and the Trustee’s confirmation that the related (i) Contract Repurchase Price has been deposited into the Collection Account or (ii) Substitute Contract has been substituted for the Contract, shall execute instruments to release a Contract from the lien of this Indenture, or convey the Trustee’s interest in the same.

(b)           Upon receipt of the Request for Release from the Servicer in the form attached hereto as Exhibit D-1, including a certification that all of the conditions specified in clause (a) of this Section 4.07 have been satisfied, and provided that if Item 7 of the Request for Release has been checked, all other certifications and documents required under the terms of this Indenture have been received by the Trustee, the Trustee shall release from the Lien of this Indenture and the Custodian shall deliver to the Issuer or upon Issuer Order the Contracts and all related Contract Assets described in the Issuer’s Request for Release.

(c)           The Custodian may, if requested by the Servicer, in the form attached hereto as Exhibit D-1, for purposes of servicing a Contract, temporarily deliver to the Servicer the original Contract.  Any Contract temporarily delivered from the custody of the Custodian to the Servicer or its agents shall have affixed to such Contract a copy of such written request in the Form of Exhibit D-1, which shall contain a legend to the effect that the Contract is the property of the Issuer and has been pledged to U.S. Bank National Association, as Trustee for the benefit of the Secured Parties.  The Servicer shall promptly return the Contract to the Custodian, along with a letter attached hereto as Exhibit D-2, upon the need therefor no longer existing; provided that if an Event of Default has occurred, the Servicer shall forthwith return to the Custodian each Contract temporarily delivered pursuant to this Section 4.07.

ARTICLE V
SATISFACTION AND DISCHARGE

Section 5.01                      Satisfaction and Discharge of Indenture.

(a)           Following (i) payment in full of (A) all of the Notes, (B) the fees and charges and reimbursements of the Trustee, the Back-up Servicer, the Partnership, the Custodian and the Noteholders and (C) all other obligations of the Issuer under this Indenture and the other Transaction Documents and (ii) a written request by the Issuer to the Trustee to terminate this Indenture and release the Collateral, this Indenture shall be discharged and terminated and the lien of this Indenture on the Collateral thereupon shall be released.  All Contract Files shall then include an Officer’s Certificate from the Issuer, stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with.

(b)           Upon the discharge and termination of this Indenture, the Trustee shall release from the lien of this Indenture and deliver to the Issuer all remaining Collateral, and the Trustee shall file, or cause to be filed, at the Servicer’s expense, UCC termination statements evidencing such discharge and release; provided, if the Back-up Servicer has become the Servicer, the Servicer shall be entitled to reimbursement of all expenses incurred under this Section 5.01(b) by the Issuer payable solely from amounts that are available to the Servicer therefore under Section 13.03 of the Indenture.

ARTICLE VI
DEFAULTS AND REMEDIES

Section 6.01                      Events of Default.

“Event of Default” wherever used herein means the occurrence of any one of the following events, unless any such particular occurrence is waived as an “Event of Default” in writing in accordance with the provisions of this Indenture; provided that, unless and until any such waiver is given, an “Event of Default” shall be deemed to exist for all purposes under the Transaction Documents, even if the event giving rise to such Event of Default is no longer continuing or has been cured:

(a)           the Issuer shall fail to make when due any payment with respect to interest on any Class of Notes then outstanding, or the Servicer shall fail to make when due any deposit required under the Transaction Documents (other than as described in clause (e) below), in any case on or before the date occurring five (5) Business Days after the date such payment or deposit shall become due;

(b)           the Issuer, Servicer, the Partnership or the Transferor shall fail to perform or observe any covenant with respect to it set forth in any Transaction Document, and in each case such failure shall remain unremedied for thirty (30) Business Days after the earlier of (x) actual knowledge thereof by such Person or (y) receipt by such Person of written notice thereof;

(c)           any representation or warranty made by the Issuer, the Partnership Transferor or Servicer in any Transaction Document or in any other document delivered pursuant thereto (other than a representation or warranty made with respect to the Contracts) shall prove to have been incorrect in any material respect when made or deemed made and continues to be incorrect in any material respect for a period of thirty (30) Business Days after the earlier to occur of (x) the actual knowledge thereof by such Person or (y) the receipt by such Person of written notice thereof;

(d)           an Insolvency Event shall occur with respect to the Issuer;

(e)           the Outstanding Note Balance of any Class of Notes is not reduced to zero and all interest due on any Class is not paid by that Class’s Stated Maturity Date;

(f)           [Reserved];

(g)           the Issuer is required to register as an “investment company” under the Investment Company Act of 1940, as amended; or

(h)           any Class A Note or Class B Note shall cease to constitute debt for federal income tax purposes, as evidenced by a written determination by the Internal Revenue Service.

Section 6.02                      Acceleration of Maturity; Rescission and Annulment. If an Event of Default exists, then, unless waived pursuant to Section 6.15 hereof, and in every such case, the

Control Party may, and the Trustee shall, at the written direction of the Control Party, declare the principal of all the Notes to be immediately due and payable, by notice given in writing to the Issuer and upon any such declaration, such principal and all accrued interest under the Notes shall become immediately due and payable without any presentment, demand, protest or other notice of any kind (except such notices as shall be expressly required by the provisions of this Indenture), all of which are hereby expressly waived; provided, that if such Event of Default consists of an Insolvency Event with respect to the Issuer, then all such principal and accrued interest shall be automatically due and payable without the need for any such notice or further action by any Person.

At any time after such a declaration of acceleration has been made, but before any Sale of the Collateral has been made or a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Control Party, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if (notwithstanding Section 6.15 hereof) (a) and (b) below are satisfied:

(a)           the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

(1)           all overdue installments of interest on all Notes and interest thereon at the overdue interest rate from the time such overdue interest first became due until the date when paid;

(2)           the principal of any Notes which has become due otherwise than by such declaration of acceleration and interest thereon at the overdue interest rate from the time such principal first became due until the date when paid;  and

(3)           all sums paid or advanced, together with interest thereon, by the Trustee, the Partnership and any Secured Party, and the reasonable compensation, expenses, disbursements and advances of the Trustee and any Secured Party, their agents and counsel incurred in connection with the enforcement of this Indenture to the date of such payment or deposit.

(b)           all Events of Default, other than the nonpayment of the principal on any of the Notes which has become due solely by such declaration of acceleration, have been cured or waived by the Control Party unless (i) an Event of Default in the payment of interest on any Note when due or principal not paid at the Stated Maturity Date or (ii) in respect of a covenant or provision hereof which by its terms cannot be modified or amended without the consent of the Noteholders of each Outstanding Note affected thereby, in which case a waiver by the Noteholders of each Outstanding Notes is required.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 6.03                      Collection of Indebtedness and Suits for Enforcement by Trustee.

(a)           The Issuer covenants that, if an Event of Default shall occur and the Notes have been declared due and payable and such declaration has not been rescinded and annulled, the Issuer will pay to the Trustee, for the benefit of the Noteholders, the whole amount then due and payable on the Notes for principal and interest (with interest upon the overdue principal and overdue interest at the rate provided herein), any and all amounts due and payable to the Noteholders, the Partnership, the Back-up Servicer, the Custodian, the Paying Agent and the Trustee and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of each of the Trustee, the Paying Agent and the Noteholders and their respective agents and counsel.

(b)           If the Issuer fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, may, with the prior written consent of the Control Party, and shall, at the written direction of the Control Party, institute Proceedings for the collection of the sums so due and unpaid, and prosecute such Proceedings to judgment or final decree, and enforce the same against the Issuer and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer, wherever situated.

(c)           If an Event of Default exists, the Trustee shall, at the written direction of the Control Party, proceed to protect and enforce the rights of the Noteholders and the Paying Agent by such appropriate Proceedings as the Trustee, at the written direction of the Control Party, shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 6.04                      Remedies

.  If an Event of Default exists, the Trustee may, with the prior written consent of the Control Party, and shall, at the written direction of the Control Party, do one or more of the following:

(a)           institute Proceedings for the collection of all amounts remaining unpaid on the Notes or under this Indenture or the other Transaction Documents whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and the Collateral the monies adjudged due;

(b)           take possession of and sell the Collateral or any portion thereof or rights or interest therein, at one or more private or public Sales called and conducted in any manner permitted by law;

(c)           institute any Proceedings from time to time for the complete or partial foreclosure of the lien created by this Indenture with respect to the Collateral;

(d)           redirect Obligor payments to such account or accounts as the Control Party determines necessary in its sole discretion, or at the direction of the Control Party;

(e)           during the continuance of a default under a Contract, exercise any of the rights of the lessor or lender (as applicable) under such Contract;

(f)           exercise any remedies of a secured party under the Uniform Commercial Code (irrespective of whether the Uniform Commercial Code applies) or any applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Noteholders hereunder or under the other Transaction Documents; and

(g)           exercise any and all rights, powers and privileges available to the Trustee or the Noteholders (whether at law, in equity or by contract).

Section 6.05                      Optional Preservation of Collateral.  If an Event of Default exists, the Trustee shall, upon written request from the Control Party, elect, by giving written notice of such election to the Issuer, to take possession of and retain the Collateral intact, collect or cause the collection of all income, payments and proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Notes in accordance with the provisions of Article XIII.  If the Trustee is unable to or is stayed from giving such notice to the Issuer for any reason whatsoever, such election shall be effective as of the time of such request from the Control Party, as the case may be, notwithstanding any failure to give such notice, and the Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure).  Any such election may be rescinded with respect to any portion of the Collateral remaining at the time of such rescission by written notice to the Trustee and the Issuer from the Control Party.

Section 6.06                      Trustee May File Proofs of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding relating to the Issuer or the property of the Issuer or its creditors, the Trustee (irrespective of whether the principal of any of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered and shall, at the prior written direction of the Control Party, intervene in such proceeding or otherwise:

(a)           to file and prove a claim for all amounts of principal and interest owing and unpaid in respect of the Notes issued hereunder and to file such other papers or documents and take such other actions, including participating as a member, voting or otherwise, in any committee of creditors appointed in the matter as may be necessary or advisable in order to have the claims of the Trustee, the Noteholders, the Paying Agent, the Custodian (including any claim for the reasonable compensation, expenses, disbursements and advances of each such Person and their respective agents and counsel and any other amounts due the Trustee under Section 7.07) and of the Noteholders allowed in such judicial Proceeding;

(b)           unless prohibited by applicable law and regulations, to vote at the direction of the Control Party on behalf of the Noteholders in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

(c)           to petition for lifting of the automatic stay and thereupon to foreclose upon the Collateral as elsewhere provided herein; and

(d)           to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by the Noteholders and the Paying Agent to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to each such Person, to pay to the Trustee or such Person any amount due to it for the reasonable compensation, expenses, disbursements and advances of each of the Trustee and such other Person, their agents and counsel, and any other amounts due the Trustee under Section 7.07.

Nothing contained in this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Secured Party any plan of reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Secured Party, or to authorize the Trustee to vote in respect of the claim of any Secured Party in any such Proceeding; provided, however, that the Control Party shall be authorized to vote on all of the foregoing matters described above on behalf of the Noteholders and to consent to certain amendments as described under Section 10.02 hereof.

Section 6.07                      Trustee May Enforce Claims Without Possession of Notes.

(a)           In all Proceedings brought by the Trustee in accordance with this Indenture (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all of the Noteholders and it shall not be necessary to make any Noteholder a party to any such Proceedings.

(b)           All rights of actions and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Trustee shall be brought with the prior written consent of the Control Party and in the Trustee’s own name as trustee of an express trust, and any recovery, whether by judgment, settlement or otherwise shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, be for the benefit of the Noteholders, as the case may be.

Section 6.08                      Application of Money Collected.  If the Notes have been declared due and payable following an Event of Default and such declaration has not been rescinded or annulled, any money collected by the Trustee with respect to the Notes and the other Transaction Documents pursuant to this Article VI or otherwise and any other money that may be held thereafter by the Trustee as security for the Notes and the other Transaction Documents shall be applied in the order set forth in Section 13.03 on the earlier of the next Payment Date and such dates as the Trustee may designate for the release of such funds, to the same extent as if such date were a Payment Date.

Section 6.09                      [Reserved]

Section 6.10                      Unconditional Right of the Noteholders to Receive Principal and Interest.  Notwithstanding any other provision in this Indenture, each Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal and interest on such Note on the dates on which such principal and interest becomes due and payable and to institute any Proceeding for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

Section 6.11                      Restoration of Rights and Remedies.  If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then, and in every case, the Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 6.12                      Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 2.08, no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 6.13                      Delay or Omission Not Waiver.  No delay or omission of the Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein.  Every right and remedy given by this Article VI or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or the Noteholders, as the case may be.

Section 6.14                      Control by Control Party.  The Control Party shall have the right to direct in writing the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that:

(a)           such direction shall not be in conflict with any rule of law or with this Indenture including any provision hereof which expressly provides for approval by a percentage of Outstanding Note Balance of all Notes or of all Notes within a Class;

(b)           if the Trustee has reasonable grounds for believing that repayment of any funds expended or risked by it is not assured to it without an indemnity reasonably satisfactory to it against such risk or liability, such indemnity shall have been provided.

Section 6.15                      Waiver of Certain Events by the Control Party.

The Control Party may waive on behalf of all Noteholders any Event of Servicing Termination, Default or Event of Default and its consequences in each case except:

(i)           an Event of Default in the payment of interest on any Note when due or principal not paid at the Stated Maturity Date;

(ii)           in respect of a covenant or provision hereof which by its terms cannot be modified or amended without the consent of the Noteholder of each Outstanding Note affected thereby; or

(iii)           or in the circumstances provided in Section 6.02 hereof.

Upon any such waiver, such Event of Servicing Termination, Default or Event of Default shall cease to exist, and any Event of Default shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Servicing Termination, Default or Event of Default or impair any right consequent thereon.

Section 6.16                      Additional Rights of Class B Noteholders and Class C Noteholders.  At any time during the period from the first to occur of (i) the commencement of an Insolvency Event or any other insolvency proceeding with respect to the Issuer, (ii) the acceleration of the Class A Notes pursuant to Section 6.02 or (iii) the commencement of the foreclosure of any Collateral under this Article VI following the occurrence of an Event of Default, and without prejudice to any other rights of the Holders of the Class B Notes under the Transaction Documents, any one or more Holders of the Class B Notes shall initially have the right to deliver written notice, which notice shall be sent to the Trustee (the “Class A Buyout Notice”) electing to purchase (without recourse, warranty or representation (other than that the Holders of such Class A Notes own such Class A Notes free and clear of any Liens created or granted by the Holder of such Class A Notes)) the entire (but not less than the entire) aggregate amount of Outstanding Class A Notes (and all associated rights, titles, claims and privileges associated therewith) for an amount (the “Class A Buyout Price”) equal to the Outstanding Note Balance of, and accrued but unpaid interest on, the Class A Notes (excluding therefrom any premium or penalty otherwise payable). The Trustee agrees that it shall give to the Holders of the Class B Notes and Class C Notes written notice of the events described in clauses (i), (ii), and (iii) of this Section 6.16 promptly upon its receiving notice of such event or a Responsible Officer of the Trustee having actual knowledge thereof (such date of notice, the “Default Notice Date”).

If no Holder of the Class B Notes exercises its rights to purchase the Class A Notes within ten (10) Business Days of the Default Notice Date, then, without prejudice to any other rights of the Holders of the Class C Notes under the Transaction Documents, any one or more Holders of the Class C Notes shall then have the right to deliver the Class A Buyout Notice, which notice shall be sent to the Trustee electing to purchase (without recourse, warranty or representation (other than that the Holders of such Class A Notes own such Class A Notes free and clear of any Liens created or granted by the Holder of such Class A Notes)) the entire (but not less than the entire) aggregate amount of Outstanding Class A Notes (and all associated rights, titles, claims and privileges associated therewith) for the Class A Buyout Price.

The purchase of the Class A Notes pursuant to this Section shall close no later than the date specified in the operative Class A Buyout Notice. The Class A Buyout Price shall be remitted by wire transfer in immediately available federal funds to the Trustee.  Interest shall be calculated to but excluding the Business Day on which such purchase shall occur if the Class A Buyout Price is wired to the Trustee prior to 11:00 am New York time and interest shall be calculated to and including such Business Day if the Class A Buyout Price is wired to the Trustee, later than 11:00 am New York time.

Section 6.17                      Waiver of Stay or Extension Laws.  The Issuer covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 6.18                      Sale of Collateral.

(a)           The power to effect any sale (a “Sale”) of any portion of the Collateral pursuant to Section 6.04 shall not be exhausted by any one or more Sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the entire Collateral securing the Notes shall have been sold or all amounts payable on the Notes and under this Indenture and the other Transaction Documents shall have been paid.  The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

(b)           To the extent permitted by applicable law, the Trustee shall not, in any private Sale, sell to one or more third parties, or otherwise liquidate, all or any portion of the Collateral, unless:

(i)           the Control Party consents to such Sale or liquidation; or

(ii)           the proceeds of such Sale or liquidation available to be distributed to the Noteholders are sufficient to pay in full all amounts then due with respect to the Notes and, without duplication, all amounts owed to the Servicer, Partnership, Trustee, Custodian, and Back-up Servicer.

(c)           Any Noteholder may bid for and acquire any portion of the Collateral in connection with a Sale thereof.  After the Trustee has received each offer to purchase all or any portion of the Collateral, the Trustee shall notify each Class B Noteholder and Class C Noteholder of the highest offer (the date of such notification, the “Collateral Purchase Notice Date”) and any one or more Class B Noteholders will initially have the right to purchase (not later than five Business Days after delivery of written notice to the Trustee of exercise of each right to purchase) the Collateral at the highest price there offered. If no Holder of the Class B Notes exercises its rights to purchase the Collateral within ten (10) Business Days of the Collateral Purchase Notice Date, the Trustee shall notify each Class C Noteholder of the highest offer and any one or more Class C Noteholders will then have the right to purchase (not later than five Business Days after delivery of written notice to the Trustee of exercise of each right to purchase) the Collateral at the highest price there offered If a Noteholder submits the highest bid, in lieu of paying cash therefor, such bidder may make settlement for the purchase price by crediting against the purchase price that portion of the net proceeds of such Sale to which such bidder would be entitled, after deducting the reasonable costs, charges and expenses (including reasonable attorneys’ fees and expenses) incurred by such Noteholder in connection with such Sale. The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against the Notes.  The Noteholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

(d)           The Trustee shall execute and deliver an appropriate instrument of conveyance provided to it by the Servicer transferring its interest in any portion of the Collateral in connection with a Sale thereof.  In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact with full irrevocable power and authority in the place and stead of the Issuer and in the name of the Issuer or in its own name, from time to time, from and after the occurrence of an Event of Default for the purpose of exercising the rights and remedies of the Trustee hereunder and, to take any and all action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the foregoing, including without limitation, to transfer and convey its interest in any portion of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale.  No purchaser or transferee at such a sale shall be bound to ascertain the Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(e)           The method, manner, time, place and terms of any Sale of all or any portion of the Collateral shall be commercially reasonable.  The Trustee shall incur no liability for any Sale conducted in accordance with this Section.

Section 6.19                      Action on Notes.  The Trustee’s right to seek and recover judgment on the Notes or under this Indenture or the other Transaction Documents shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture or the other Transaction Documents.  Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.

ARTICLE VII
THE TRUSTEE

Section 7.01                      Certain Duties and Responsibilities.

(a)           Except during the existence of an Event of Default known to the Trustee as provided in subsection (e) below:

(i)           the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii)           in the absence of bad faith or negligence on its part, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Trustee, such certificate or opinion shall cite the applicable provision and the Trustee shall be under a duty to examine the same and to determine whether or not they conform to the requirements of this Indenture.

(b)           So long as any Event of Default or Event of Servicing Termination exists, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs, and nothing contained herein shall relieve the Trustee of such obligations.

(c)           No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith (as determined by a court of competent jurisdiction), except that:

(i)           this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

(ii)           neither the Trustee nor any of its officers, directors, employees or agents shall be liable with respect to any action taken or omitted to be taken by the Trustee in good faith in accordance with the written direction (A) given pursuant to this Indenture or (B) by the Control Party in accordance with Section 6.14 relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

(iii)           no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability (financial or otherwise) in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds is not assured to it without an indemnity reasonably satisfactory to it against such risk or liability; and

(iv)           the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be conclusively proven by a court of competent jurisdiction that the Trustee was negligent in ascertaining the pertinent facts.

(d)           Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01.

(e)           For all purposes under this Indenture, the Trustee shall not be deemed to have notice of any Default, Event of Default (except as described in Section 6.01(a) or (b)) or Event of Servicing Termination unless a Responsible Officer assigned to and working in the Trustee’s Corporate Trust Office has actual knowledge or has received written notice (at the address and in the manner specified in Section 14.03) of any such event, and such notice references (i) the Notes generally, the Issuer or this Indenture or (ii) the applicable Default, Event of Default or Event of Servicing Termination.

(f)           Subject to Section 7.03(e), the Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder if it has reasonable grounds for believing that repayment of any funds expended or risked by it is not assured to it without an indemnity reasonably satisfactory to it against such risk or liability, until such indemnity shall have been provided.

(g)           Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Collateral following an Event of Default and a consequent declaration of acceleration of the maturity of the Notes, whether such extinguishment occurs through a Sale of the Collateral to another person or the acquisition of the Collateral by the Trustee or the Noteholders, the rights of the Noteholders shall continue to be governed by the terms of this Indenture.

(h)           Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) through (g), inclusive, of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this Section 7.01.

(i)           At all times during the term of this Indenture, the Trustee and the Custodian shall keep at their Corporate Trust Office for inspection by the Noteholders, the Contract Schedule and all amendments thereto delivered to it.

(j)           The Trustee shall have no obligation to ascertain whether any payment of interest on an overdue installment of interest is legally enforceable.

Section 7.02                      Notice of Default and Other Events.  Promptly upon the existence of any Default or Event of Default or Event of Servicing Termination known to the Trustee (within the meaning of Section 7.01(e)), the Trustee shall transmit by telephonic or telecopy communication confirmed by mail to all Noteholders, as their names and addresses appear the Note Register, notice of such event hereunder known to the Trustee.

Section 7.03                      Certain Rights of Trustee.  Except as otherwise provided in Section 7.01:

(a)           the Trustee may in good faith conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)           any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request, an Issuer Order, or any writing executed by a duly authorized officer of the Issuer;

(c)           whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith, negligence or willful misconduct on its part, reasonably request and conclusively rely upon an Officer’s Certificate of the Servicer or the Issuer;

(d)           the Trustee may consult with counsel selected by it with due care and familiar with such matters and the written advice or opinion of such counsel or any Opinion of Counsel (in form and substance satisfactory to the Trustee and addressed to the Trustee) shall be full and complete authorization and protection and the Trustee shall not be liable in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)           the Trustee may, at any time during the administration of this Indenture, request and receive a written direction from the Control Party in connection with actions to be taken in its capacity as Trustee and shall not be liable for any action taken or omitted in good faith reliance thereon;

(f)           the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture which are exercisable at the request or direction of any of the Noteholders or the Control Party pursuant to this Indenture, if it has reasonable grounds for believing that repayment of the costs, expenses (including legal fees and expenses) and liabilities which might be incurred by it in compliance with such request or direction is not assured to it without an indemnity reasonably satisfactory to it against such cost, expense or liability;

(g)           the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, entitlement, bond, note or other paper or document, unless requested in writing to do so by the Control Party; provided, however, that the Trustee shall be under no obligation to make such investigation if it has reasonable grounds for believing that repayment of any cost, expense or liability likely to be incurred in making such investigation is not assured to it without an indemnity reasonably satisfactory to it against such cost, expense or liability, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, upon reasonable notice and at reasonable times personally or by agent or attorney;

(h)           the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys provided that the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care; and

(i)           except as otherwise agreed in writing, the Trustee shall not be responsible for the payment of any interest on amounts deposited with it hereunder.

Notwithstanding the foregoing, nothing in this Indenture or the Servicing Agreement or any other Transaction Document regarding the Trustee shall limit the Back-up Servicer’s obligations under this Indenture or the Servicing Agreement or any other Transaction Document, which shall be governed by the respective agreement.

Section 7.04                      Not Responsible for Recitals or Issuance of Notes.

(a)           The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness or validity.  Other than pursuant to Section 7.17 hereof, the Trustee makes no representations as to the validity, adequacy or condition of the Collateral or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder or as to the validity or sufficiency of this Indenture or of the Notes.  The Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof or of any money paid to the Issuer or upon Issuer Order or for the use or application by the Servicer of any amounts paid to the Servicer under any provisions hereof.

(b)           Except as otherwise expressly provided herein or in the other Transaction Documents, and without limiting the generality of the foregoing, the Trustee shall have no responsibility or liability for or with respect to the existence or validity of any Contract, the perfection of any security interest (whether as of the date hereof or at any future time), the filing of any financing statements, amendments thereto, or continuation statements, the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Collateral to the Trustee or of any intervening assignment, the review of any Contract (it being understood that the Trustee (in its capacity as Trustee) has not reviewed and does not intend to review the substance or form of any such Contract), the performance or enforcement of any Contract, the compliance by the Issuer, the Servicer, the Transferor or any Obligor with any covenant or the breach by the Issuer, the Servicer, the Transferor or any Obligor of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Account, or any loss resulting therefrom (other than losses from nonpayment of investments in obligations of U.S. Bank National Association issued in its capacity other than as Trustee or investments made in violation of the provisions hereof), the acts or omissions of the Issuer, the Servicer, the Transferor or any Obligor or any action of the Issuer, the Transferor or the Servicer taken in the name of the Trustee or the validity of the Servicing Agreement.

(c)           The Trustee shall not have any obligation or liability under any Contract by reason of or arising out of this Indenture or the granting of a security interest in such Contract hereunder or the receipt by the Trustee of any payment relating to any Contract pursuant hereto, nor shall the Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Issuer under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Contract.

Section 7.05                      May Hold Notes.  The Trustee, any Paying Agent, Note Registrar, or Authenticating Agent may, in its individual capacity, become the owner or pledgee of Notes.

Section 7.06                      Money Held in Trust.  Money and investments held in trust by the Trustee or any Paying Agent hereunder shall be held in one or more segregated, non-interest bearing trust accounts (which shall be Eligible Accounts), in the name of the Trustee on behalf of the Secured Parties at the Corporate Trust Office, which accounts shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties.  The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer or otherwise specifically provided herein (in such case subject to the provisions of Section 13.03).

Section 7.07                      Compensation and Reimbursement.  The Issuer agrees:

(a)           Solely from amounts distributed from the Collection Account pursuant to Section 13.03, to:  (i) pay the Trustee monthly its fee for all services rendered by it hereunder as

Trustee, in the amount of the Trustee Fee (which compensation shall not otherwise be limited by any provision of law in regard to the compensation of a trustee of an express trust), (ii) pay the Custodian monthly its fee for all services rendered by it hereunder as Custodian, in the amount of the Custodian Fee and (iii) pay to the Back-up Servicer its fee for all services rendered by it hereunder and under the Servicing Agreement as Back-up Servicer, in the amount of the Back-up Servicer Fee, in each case in accordance with the priorities set forth in Section 13.03;

(b)           except as otherwise expressly provided herein and solely from amounts distributed pursuant to Section 13.03, to reimburse the Trustee, the Custodian or the Back-up Servicer upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee, the Custodian or the Back-up Servicer, respectively, in accordance with any provision of this Indenture or the Servicing Agreement or any other Transaction Document relating thereto (including the reasonable compensation and the expenses and disbursements of the Trustee’s, the Custodian’s and Back-up Servicer’s agents and counsel), except any such expense, disbursement or advance as may be attributable to its willful misconduct, negligence or bad faith; and

(c)           to indemnify and hold harmless the Trustee, the Custodian, the Securities Intermediary, the Back-up Servicer and their respective officers, directors, employees, representatives and agents from and against, and reimburse for, any loss, claim, obligation, action, suit liability, expense, penalty, stamp or other similar tax, reasonable costs and expenses (including reasonable attorneys’ and agents’ fees and expenses) damage or injury (to person, property or natural resources) of any kind and nature sustained or suffered by the Trustee, the Custodian, the Securities Intermediary and the Back-up Servicer by reason of any acts or omissions (or alleged acts or omissions) of the Trustee, the Custodian, the Securities Intermediary or the Back-up Servicer under the Transaction Documents or arising directly or indirectly out of the activities of the Issuer or any of the transactions contemplated hereby (including any violation of any applicable laws by the Issuer as a result of the transactions contemplated by this Indenture) or the participation by the Trustee, the Custodian, the Securities Intermediary and the Back-up Servicer in the transactions contemplated by the Transaction Documents, including any judgment, award, settlement, reasonable attorneys’ fees and other expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that, the Issuer shall not indemnify the Trustee, the Custodian, the Securities Intermediary or the Back-up Servicer if such loss, liability, expense, damage or injury is due to the Trustee’s, the Custodian’s, the Securities Intermediary’s or the Back-up Servicer’s negligence or willful misconduct, willful misfeasance or bad faith in the performance of duties; provided, further, that all amounts payable in respect of such indemnity shall be payable by the Issuer solely from the amounts distributed pursuant to Section 13.03 or released from the Lien of this Indenture.  The provisions of this indemnity shall run directly to and be enforceable by an injured person subject to the limitations hereof and the provisions of this Section 7.07 shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee, the Custodian, the Securities Intermediary or the Back-up Servicer.

(d)           The Trustee hereby acknowledges and agrees that if the Servicer and/or the Issuer fails to pay the amounts set forth in this Section 7.07, the Trustee will continue to perform its obligations under this Indenture, regardless of the Servicer and/or the Issuer’s failure to pay such amounts, until the appointment of a successor Trustee in accordance with Section 7.09 of this Indenture; provided, however, that in such event, the Trustee shall continue to be entitled to be paid all accrued amounts due it pursuant to this Section 7.07 from amounts payable pursuant to Section 13.03.

Section 7.08                      Corporate Trustee Required; Eligibility.  There shall at all times be a trustee hereunder, who shall be the Trustee, which shall:  (a) be a banking corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority and having an office within the United States of America; and (b) have a commercial paper or other short-term rating of at least A-1/P-1 from each of Moody’s and S & P and R-1 from the Rating Agency (if rated by the Rating Agency).  If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 7.09                      Resignation and Removal; Appointment of Successor.

(a)           No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee.

(b)           The Trustee may resign at any time by giving thirty (30) days’ prior written notice thereof to the Issuer and the Noteholders.  If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, whose acceptance will not be unreasonably withheld or delayed.  Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, appoint a successor Trustee.

(c)           The Trustee may be removed by the Control Party at any time if one of the following events has occurred:

(i)           the Trustee shall cease to be eligible under Section 7.08 and shall fail to resign after written request therefor by the Issuer or the Control Party;

(ii)           the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

(iii)           the Trustee has failed to perform its duties in accordance with this Indenture or has breached any representation of warranty made in this Indenture; or

(iv)           upon thirty (30) days’ prior written notice of termination by the Control Party.

(d)           If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause with respect to any of the Notes, the Issuer shall promptly appoint a successor Trustee.  If no successor Trustee shall have been so appointed by the Issuer within thirty (30) days of notice of removal or resignation and shall have accepted appointment in the manner hereinafter provided, then the Control Party may appoint a successor Trustee.  No removal or resignation of the Trustee shall become effective until the acceptance of the appointment of a successor Trustee that is eligible to act as Trustee under Section 7.08.

(e)           The Issuer shall give notice in the manner provided in Section 14.03 of each resignation and each removal of the Trustee and each appointment and acceptance of appointment of a successor Trustee with respect to the Notes.  Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

(f)           All amounts owing to the resigning or removed Trustee shall be payable solely on the next scheduled date for distributions and solely in accordance with the priorities set forth in Section 13.03.

Section 7.10                      Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Secured Parties and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee but, on request of the Issuer, the Control Party or the successor Trustee, such retiring Trustee shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.  Upon request of any such successor Trustee or the Control Party, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

Section 7.11                      Merger, Conversion, Consolidation or Succession to Business of Trustee.  Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder (provided that such successor shall at all times be required to be eligible under Section 7.08), without the execution or filing of any paper or any further act on the part of any of the parties hereto.  In case any Notes have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

Section 7.12                      Co-Trustees and Separate Trustees.

(a)           At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Collateral may at the time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee and meeting the eligibility standards for the Trustee specified in Section 7.08, either to act as Co-Trustee, jointly with the Trustee of all or any part of such Collateral, or to act as separate Trustee of any such property (a “Co-Trustee”), in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section.  If the Issuer does not join in such appointment within fifteen (15) days after the receipt by it of a request so to do, or, in case an Event of Default exists, the Trustee alone shall have power to make such appointment.

(b)           Should any written instrument from the Issuer be reasonably required by any Co-Trustee or separate Trustee so appointed for more fully confirming to such Co-Trustee or separate Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

(c)           Every Co-Trustee or separate Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

(i)           the Notes shall be authenticated and delivered by, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee;

(ii)           the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such Co-Trustee or separate Trustee jointly, as shall be provided in the instrument appointing such Co-Trustee or separate Trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such Co-Trustee or separate Trustee at the direction or with the consent of the Trustee;

(iii)           the Trustee at any time, by an instrument in writing executed by it and, prior to the occurrence of an Event of Default, the Issuer, may accept the resignation of or remove any Co-Trustee or separate Trustee, appointed under this Section, and, in case an Event of Default exists, the Trustee shall have power to accept the resignation of, or remove, any such Co-Trustee or separate Trustee without the concurrence of the Issuer.  Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal.  A successor to any Co-Trustee or separate Trustee that has so resigned or been removed may be appointed in the manner provided in this Section;

(iv)           no Co-Trustee or separate Trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such Trustee hereunder nor shall the Trustee be liable by reason of any act or omission of any Co-Trustee or separate Trustee selected by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to Section 6.14 provided, that the appointment of any Co-Trustee or separate Trustee shall not relieve the Trustee from any of its express duties and obligations under this Indenture; and

(v)           any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such Co-Trustee and separate Trustee.

Section 7.13                      Maintenance of Office or Agency; Initial Appointment of Payment Agent.  The Note Registrar will maintain an office within the State of New York or the State of Minnesota where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demand to or upon the Issuer in respect of the Notes and this Indenture may be served.  The Issuer hereby appoints the Trustee as the Paying Agent and its Corporate Trust Office as the office for each of said purposes.

Section 7.14                      Appointment of Authenticating Agent.  The Trustee may at its expense appoint an Authenticating Agent or Authenticating Agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue or upon exchange, registration of transfer or pursuant to Section 2.08, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder.  Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee certificate of authentication or the delivery of Notes to the Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and delivery of the Notes to the Authenticating Agent on behalf of the Trustee.  Each Authenticating Agent shall be acceptable to the Issuer (whose acceptance shall not be unreasonably withheld or delayed) and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by federal or state authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia.  If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent, provided that such corporation shall be otherwise eligible under this Section.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer.  The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Noteholders and to the Issuer.  Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and, after the occurrence of an Event of Default, the Control Party, and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Noteholders, if any, with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Note Register.  Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.  No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee certificate of authentication, an alternate certificate of authentication in the following form:

This is one of the Notes described in the within-mentioned Indenture.

U.S. Bank National Association, as Trustee
By:
As Authenticating Agent

By:
Authorized Officer

Section 7.15                      Appointment of Paying Agent other than Trustee; Money for Note Payments to be Held in Trust.

If, at the request of the Trustee, a party other than the Trustee is ever appointed as a Paying Agent, the Issuer will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that, subject to the provisions of this Section, such Paying Agent will:

(a)           hold all sums held by it for the payment of principal or interest on Notes in trust in an Eligible Account in the name of the Trustee on behalf of the Issuer at the Corporate Trust Office, which account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties, until such sums shall be paid to such Persons or otherwise disposed of as provided in Section 13.03;

(b)           give the Trustee and the Noteholders notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal or interest; and

(c)           at any time, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Subject to Section 11.04, any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal or interest on any Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Issuer on Issuer Request, and the Noteholder of such Note shall thereafter, as an unsecured general creditor, and subject to any applicable statute of limitations, look only to the Issuer for payment thereof, and all liability of the Trustee and such Paying Agent with respect to such trust money or the related Note, shall thereupon cease; provided that the Trustee or such Paying Agent, before being required to make any such repayment, may (upon delivery of an Issuer Order), cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.  The Trustee may also adopt and employ, any other reasonable means of notification of such repayment (including mailing notice of such repayment to the Noteholders whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address as shown on the Note Register for each such Noteholder).  No additional interest shall accrue on the related Note subsequent to the date on which such funds were available for distribution to such Noteholder.

Section 7.16                      Rights with Respect to the Servicer and Back-up Servicer.  The Trustee’s rights and obligations with respect to the Servicer and the Back-up Servicer shall be governed by this Indenture, the Servicing Agreement and the other Transaction Documents.

Section 7.17                      Representations and Warranties of the Trustee.  The Trustee hereby represents and warrants for the benefit of the parties hereto and the Secured Parties that:

      (a)           Organization and Good Standing.  The Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has the power to own its assets and to transact the business in which it is presently engaged;

(b)           Authorization.  The Trustee has the power, authority and legal right to execute, deliver and perform this Indenture and each other Transaction Document to which it is a party and to authenticate the Notes, and the execution, delivery and performance of this Indenture and each other Transaction Document and the authentication of the Notes has been duly authorized by the Trustee by all necessary corporate action;

(c)           Binding Obligations.  This Indenture and each other Transaction Document to which the Trustee is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitute the legal, valid and binding obligations of the Trustee, enforceable against the Trustee in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors’ rights generally and the rights of trust companies in particular and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefore may be brought, whether in a proceeding at law or in equity;

(d)           No Violation.  The performance by the Trustee  of its obligations under this Indenture and each other Transaction Document to which the Trustee is a party will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the charter documents or bylaws of the Trustee;

(e)           No Proceedings.  To the best of its knowledge, there are no proceedings or investigations to which the Trustee is a party pending, or, to the knowledge of the Trustee, threatened, before any court, regulatory body, administrative agency or other tribunal or Governmental Authority (A) asserting the invalidity of this Indenture or any other Transaction Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Indenture or any other Transaction Document or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Trustee of its obligations under, or the validity or enforceability of, this Indenture, the Notes or any other Transaction Documents;

(f)           Approvals.  Neither the execution or delivery by the Trustee of this Indenture or any other Transaction Document to which it is a party nor the consummation of the transactions by the Trustee contemplated hereby or by any other Transaction Document to which it is a party requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any Governmental Authority under any existing federal or state law governing the banking or trust powers of the Trustee; and

(g)           Eligibility.  The Trustee meets the eligibility requirements set forth in Section 7.08 hereof.

ARTICLE VIII
THE CUSTODIAN

Section 8.01                      Appointment of Custodian.  Subject to the terms and conditions hereof, the Issuer hereby revocably appoints the Custodian, and the Custodian hereby accepts such appointment and agrees to act as Custodian on behalf of the Secured Parties to maintain exclusive custody of the Contract Files in order to perfect the ownership interest of the Issuer in the Contracts and the security interest of the Secured Parties in the Contracts and the other items in the Contract Files and any and all proceeds of the foregoing; provided that from and after the release or discharge of the Secured Parties’ lien in and to the Contracts and the other items in the Contract Files and any and all proceeds of the foregoing, the Custodian shall serve as exclusive agent and custodian of the Issuer with respect to the Contract Files.

Section 8.02                      Removal of Custodian. With or without cause, with sixty (60) days’ notice, (a) prior to the occurrence of an Event of Default the Issuer may, with the prior written consent of the Control Party, or (b) following the occurrence of an Event of Default, the Control Party may, remove and discharge the Custodian from the performance of its duties under this Indenture with respect to any or all of the Contracts and related Contract Files by written notice from the Issuer or the Control Party, as the case may be, to the Custodian, with a copy to the Trustee and the Servicer.  Having given notice of such removal, the Issuer (prior to the occurrence of an Event of Default) or the Control Party (following the occurrence of an Event of Default) shall, by written instrument and with the consent of the Control Party (if the notice of removal came from the Issuer), promptly appoint a successor custodian to act on behalf of the Issuer in replacement of the Custodian under this Indenture, which successor Custodian shall be satisfactory to the Control Party in its sole discretion.  In the event of any such removal, the Custodian shall promptly transfer to the successor custodian, as directed, all affected Contracts and related Contract Files.  In the event of removal of the Custodian for cause and the appointment of a successor custodian under this Indenture, the expenses of transferring the Contracts and related Contract Files to the successor custodian shall be at the expense of the Custodian.  In the event of removal of the Custodian without cause by the Issuer (prior to the occurrence of an Event of Default) or the Control Party, as the case may be, and the appointment of a successor custodian under this Indenture, the Issuer shall be responsible for the expenses of transferring the Contracts and related Contract Files to the successor custodian.  Notwithstanding the foregoing, this Indenture shall remain in full force and effect with respect to any Contracts and related Contract Files for which this Indenture is not terminated hereunder.  The Custodian may petition a court of competent jurisdiction to appoint a successor hereunder if no successor is appointed within such 60-day notice period.

Section 8.03                      Termination by Custodian. The Custodian may terminate its obligations under this Indenture upon at least sixty (60) days’ notice to the Servicer, the Issuer and the Noteholders; provided, no termination shall be effective until appointment of a successor acceptable to the Issuer or, if an Event of Default has occurred, the Control Party.  In the event of such termination, the Issuer shall promptly appoint a successor custodian; provided that after the occurrence of an Event of Default, solely the Control Party may appoint a successor custodian.  The payment of such successor custodian’s fees and expenses with respect to each Contract and related Contract Files shall be solely the responsibility of the Issuer.  Upon such appointment, the Custodian shall promptly transfer to the successor custodian, as directed, all Contracts and related Contract Files being held under this Indenture.  The Custodian may petition a court of competent jurisdiction to appoint a successor hereunder if no successor is appointed within such sixty (60) day notice period.

Section 8.04                      Limitations on the Custodian’s Responsibilities.

(a)           Except as provided herein, the Custodian shall be under no duty or obligation to inspect, review or examine the Contracts or related Contract Files to determine that the contents thereof are appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

(b)           The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Indenture, other than for the Custodian’s compensation or for reimbursement of expenses.

(c)           The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon or security interest in any Contract; provided that, the foregoing shall not reduce or eliminate the Custodian’s obligations under Section 4.03 hereof.

(d)           Any other provision of this Indenture to the contrary notwithstanding, the Custodian shall have no notice, and shall not be bound by any of the terms and conditions of any document executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Indenture unless the Custodian is a signatory party to that document or such document is the Indenture, the Servicing Agreement or the Lockbox Intercreditor Agreement.  Notwithstanding the foregoing sentence, the Custodian shall be deemed to have notice of the terms and conditions (including, without limitation, definitions not otherwise set forth in full in this Indenture) of documents executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Indenture, to the extent such terms and provisions are referenced, or are incorporated by reference, into this Indenture only as long as the Custodian shall have been provided a copy of any such document or Indenture.  Each of the Trustee, the Back-up Servicer and the Custodian acknowledges receipt of a copy of the Transaction Documents to which it is a party on the Closing Date.

(e)           The duties and obligations of the Custodian shall only be such as are expressly set forth in this Indenture or as set forth in a written amendment to this Indenture executed by the parties hereto or their successors and assigns.  In the event that any provision of this Indenture implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting.  In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

(f)           Nothing in this Indenture shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Contract and related Contract Files is or may be held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian, the Issuer or the Servicer to perform its duties hereunder or under the other Transaction Documents.

(g)           The Custodian may consult with counsel selected by the Custodian with regard to legal questions arising out of or in connection with this Indenture, and the written opinion of such counsel shall be full and complete authorization and protection in respect of any action reasonably taken, omitted or suffered by the Custodian in good faith and in accordance therewith.

(h)           The Custodian may, at any time during the administration of this Indenture, request and receive a written direction from the Control Party in connection with actions to be taken under this Indenture and shall not be liable for any action taken or omitted in good faith reliance thereon;

(i)           No provision of this Indenture shall require the Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its reasonable judgment, it shall believe that repayment of such funds is not reasonably assured to it without an indemnity against such risk or liability.

(j)           The Custodian shall have no duty to ascertain whether or not each amount or payment has been received by the Trustee or any third person.

Section 8.05                      Limitation on Liability. Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed (which belief may be based upon the opinion or advice of counsel selected by it in the exercise of reasonable care) by it or them to be within the purview of this Indenture, except for its or their own negligence, lack of good faith or willful misconduct.  The Custodian and any director, officer, employee or agent of the Custodian may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.  The provisions of this Section 8.05 shall survive the termination of this Indenture.

Section 8.06                      Custodian Obligations Regarding Genuineness of Documents. In the absence of bad faith or negligence on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Indenture; provided that the provisions of this Section shall not in any manner limit or reduce the responsibilities of the Custodian under this Indenture.

Section 8.07                      Force Majeure. The Custodian shall not be responsible for delays or failures in performance resulting from acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, government regulations adopted after the date of this Indenture, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters of a similar nature which are beyond its control.

ARTICLE IX
[RESERVED]

ARTICLE X
SUPPLEMENTAL INDENTURES

Section 10.01                                Supplemental Indentures without Consent of the Noteholders.

(a)           The Issuer, the Trustee and the Custodian, without the consent of the Holders of any Notes may, at any time and from time to time, enter into one or more amendments to this Indenture or indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes, provided that (x) any such amendment or supplemental indenture, as evidenced by an opinion of counsel, will not have an adverse effect on the rights or interests of the Holders, (y) the Rating Agency Condition shall have been satisfied and (z) any such amendment does not modify this Indenture in a manner requiring the consent of all affected Noteholders as described in Section 10.02 hereof:

(i)           to better assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the Lien of this Indenture additional property; or

(ii)           to cause the provisions in this Indenture to conform to or be consistent with or in furtherance of the statements made with respect to the Notes, the Collateral or the Transaction Documents in the Offering Circular to the extent that such provisions were intended to be verbatim recitations of a provision in the Offering Circular, or to correct or supplement any provision in the Indenture which may be inconsistent with any other provisions therein or with the provisions of any other Transaction Document; or

(iii)           to evidence the succession of another Person to the Issuer, and the assumption by such successor of the covenants of the Issuer in this Indenture and in the Notes; or

(iv)           to add to the covenants of, and the conditions, limitations and restrictions to be observed by, the Issuer, for the benefit of the Secured Parties or to surrender any right or power conferred upon the Issuer in this Indenture; or

(v)           to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or

(vi)           to evidence the succession of the Trustee pursuant to the terms of this Indenture.

      (b)           The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee’s own rights, duties, indemnities, liabilities or immunities under this Indenture or otherwise.

(c)           Promptly after the execution by the Issuer, the Custodian and the Trustee of any supplemental indenture pursuant to this Section, the Issuer shall mail to the Rating Agency and each Noteholder a copy of such supplemental indenture.

Section 10.02                                Supplemental Indentures with Consent of the Noteholders. With the prior written consent of the Majority Holders and the Servicer, the Issuer, the Trustee and the Custodian may enter into an amendment or modification to this indenture or into indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture (other than as provided in Section 10.01 hereof); provided, however, that no such amendment or supplemental indenture shall become effective without the consent of each of the Holders of the Notes adversely affected thereby if such amendment or supplemental indenture shall:

(a)           change the Stated Maturity Date of any Note or the due date of any installment of principal of, or method of computing principal of, or any installment of interest on, any Note, or change the principal amount thereof or the applicable Note Rate thereof or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment; or

(b)           reduce the percentage of the principal amount of Outstanding Notes, the consent of the Holders of which is required for any such amendment or supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or Events of Default or their consequences; or

(c)           impair or adversely affect the priority of any payments payable by the Trustee from the Collection Account on each Payment Date under this Indenture; or

(d)           permit the creation of any Lien ranking prior to, on a parity with, or subordinate to the Lien of the Trustee with respect to any part of the Collateral or, except as expressly provided in this Indenture, terminate or release the Lien of the Trustee on any material portion of the Collateral at any time subject to the Indenture or deprive any Secured Party of the security afforded by the Lien of this Indenture; or

(e)           modify or alter any of the provisions of this Section 10.02 or any defined term used in Sections 10.01 or 10.02 of this Indenture (or any defined term used therein), except to increase the percentage of Holders required for any modification or waiver or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of each Noteholder affected thereby; or

(f)           modify Sections 6.01(a) or 6.01(b) or any defined term used therein, or Section 13.03.

The Trustee is hereby authorized to join in the execution of any such amendment or supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such amendment or supplemental indenture that affects in any adverse respect the Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise.

Promptly after the execution by the Issuer, the Servicer, and the Trustee (and all Noteholders if required to approve such amendment or supplement) of any supplemental indenture pursuant to this Section, the Issuer shall mail to the Rating Agency, the Back-up Servicer and each Noteholder a copy of such supplemental indenture.

Section 10.03                                Execution of Supplemental Indentures.  In executing any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture and the Trustee receive, and (solely with respect to the Trustee, subject to Section 7.01) shall be not be liable for and shall be fully authorized to conclusively rely in good faith upon, an Opinion of Counsel reasonably acceptable to the Trustee stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and all conditions precedent to such execution have been satisfied.

Section 10.04                                Effect of Supplemental Indentures.  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Noteholder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 10.05                                Reference in Notes to Supplemental Indentures.  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Issuer shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture.  If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

Section 10.06                                Back-Up Servicer Consent. Notwithstanding any other provision to the contrary, for so long as there is a Back-Up Servicer, the Issuer, the Indenture Trustee and the Custodian shall not, without the consent of the Back-Up Servicer (such consent not to be unreasonably withheld), make, execute, acknowledge or deliver amendments to this Indenture or enter into any supplemental indentures hereto or thereto or otherwise waive or amend any provision of this Indenture if such action shall have, or it is expected may have, a material adverse effect on the Back-Up Servicer or any successor Servicer.

Section 10.07                                Amendments to the Lockbox Intercreditor Agreement.  The Trustee shall not enter into any material amendment, modification, supplement, consent or waiver of the Lockbox Intercreditor Agreement without the satisfaction of the Rating Agency Condition.

ARTICLE XI
REDEMPTIONS AND PREPAYMENTS OF NOTES

Section 11.01                                Redemptions of Notes.

(a)           Optional Redemption.  The Issuer shall have the right, subject to the terms hereof, to redeem, in whole but not in part, all Outstanding Notes prior to the Stated Maturity Date on any Payment Date on which the Aggregate Outstanding Note Balance, after giving effect to the payments to be made on such Payment Date, is less than or equal to ten percent (10%) of the Aggregate Initial Note Balance issued under this Indenture.  In connection with any such redemption of all Outstanding Notes, the Issuer shall set the Redemption Date and give notice thereof in writing to the Trustee pursuant to Section 11.02.  Installments of interest and principal due on or prior to the Redemption Date shall continue to be payable to the Holders of the Notes called for redemption as of the relevant Record Dates according to their terms and the provisions of Section 2.09 hereof.  The election of the Issuer to redeem any Notes pursuant to this Section shall be evidenced by a written notice from the Issuer directing the Trustee to make the payment of the Redemption Price on all of the Notes to be redeemed from monies deposited with the Trustee pursuant to Section 11.02 hereof.

Section 11.02                                Notice to Trustee.  In the case of the redemption pursuant to Section 11.01 hereof, (a) the Issuer shall, at least 15 days prior to the Redemption Date, notify the Trustee and the Holders of the Notes in writing of the Issuer’s election to cause a redemption of the Notes; (b) the Issuer shall deposit in the Collection Account on the Business Day immediately preceding the Redemption Date the amounts described in Section 11.02(c); and (c) the Issuer shall deliver an Issuer Order directing the Trustee to make payment of the sum of (A) the Redemption Price plus, (B) all other amounts that are due or will be due to the Noteholders, the Partnership, the Trustee, the Securities Intermediary, the Custodian, the Back-up Servicer and the Servicer under the Transaction Documents.  Upon delivery to the Trustee, the Noteholders, the Custodian, the Paying Agent, and the Back-up Servicer of such documents and an Officer’s Certificate from the Servicer certifying that (1) the amounts required to be deposited into the Collection Account shall have been deposited and (2) the requirements of Section 11.01(a) have been satisfied, the Trustee shall promptly release its interest in the entire Collateral as provided in Section 11.05.

Section 11.03                                Notice of Redemption to Noteholders.  Upon receipt of the notice set forth in Section 11.02(a), the Trustee shall provide notice thereof with a copy of such notice of redemption pursuant to Section 11.01 by first class mail or courier delivery, dispatched no later than five (5) Business Days following the date on which such notice was provided, to each Noteholder (at its address in the Note Register).

All notices of redemption shall state:

(a)           the Redemption Date;

(b)           the amount that will be deposited in the Collection Account, which shall be the sum of (A) the Redemption Price plus (B) all other amounts that are payable to the Noteholders, the Trustee, the Partnership, the Custodian, the Back-up Servicer, and the Servicer under the Transaction Documents on the Redemption Date;

(c)           that on the Redemption Date, the Redemption Price will become due and payable with respect to the Notes, and that interest on all Outstanding Notes shall cease to accrue on such date;

(d)           all conditions precedent in connection with such redemption have been satisfied;

(e)           the address at which such redeemed Notes shall be delivered; and

(f)           the record date for such Redemption Date, which shall be one Business Day before the Redemption Date.

Notice of redemption of Notes shall be given by the Trustee in the name and at the expense of the Issuer.

Section 11.04                                Amounts Payable on Redemption Date.  Notice of redemption having been given to Noteholders as provided in Section 11.03, such Notes shall, on the Redemption Date, become due and payable at the Redemption Price specified in Section 11.03(b), and on such Redemption Date (unless the Issuer shall default in the payment of such Redemption Price), all of the Outstanding Notes shall cease to bear interest.  On the Redemption Date:  (A) each Noteholder shall be paid such Noteholder’s applicable share of the Redemption Price by the Paying Agent on behalf of the Issuer upon presentation and surrender of their respective Notes at the office or agency specified in Section 7.13; and (B) each other Person to whom monies are owed under Section 11.03(b) shall be paid all amounts owing to such Person from the amounts deposited in the Collection Account in accordance with Section 11.02(b); provided, that no redemption may be effectuated unless, concurrently with the redemption occurring under this Article XI, all amounts due under this clause (B) shall be paid in full from funds on deposit in the Collection Account.  If the Holder of any Note called for redemption shall not be so paid, then the principal shall, until paid, bear interest from the Redemption Date at the applicable Note Rate and the redemption shall be canceled, the Paying Agent shall return the Redemption Price specified in Section 11.03(b) to the Issuer or other Person providing the funds for payment, and the Notes shall be payable on the Stated Maturity Date or earlier to the extent otherwise provided herein.  All amounts payable on the Redemption Date shall be paid in accordance with this Section 11.04, without regard to the priority of distribution provisions contained in Section 13.03.

Section 11.05                                Release of Contract Assets in Connection with Redemptions.

(a)           In connection with the redemption permitted under this Article XI, the Trustee shall release its Lien on the Contracts, at any time after the conditions to the redemption set forth in this Article XI have been satisfied and the Notes have been paid in full.  In order to effect any such release, the Issuer shall deliver to the Trustee and the Custodian an Officer’s Certificate, (1) identifying the Contracts and the related Equipment to be released, (2) requesting the release thereof, (3) setting forth the amount deposited in the Collection Account with respect thereto, (4) certifying that the amount deposited in the Collection Account is equal to the Redemption Price and all other amounts required to be paid in connection with a Redemption under this Article XI, and (5) certifying that all other conditions precedent set forth in the Transaction Documents relating to such release have been satisfied.

(b)           Upon receipt of the Officer’s Certificate from the Issuer containing the certifications required under clause (a) of this Section, and provided that all other certifications and documents required under the terms of this Indenture have been received by the Trustee and the Notes have been paid in full, the Trustee shall release from the Lien of this Indenture and the Custodian shall deliver to the Issuer or upon Issuer Order the Contracts and all related Contract Assets described in the Issuer’s Officer’s Certificate.

ARTICLE XII
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 12.01                                Representations and Warranties.

The Issuer hereby makes the following representations and warranties for the benefit of the Trustee, the Custodian and the Secured Parties on which the Trustee relies in accepting the Collateral in trust and in authenticating the Notes.  Except as specifically provided otherwise, such representations and warranties are made as of the Closing Date and each Acquisition Date and shall survive the transfer, grant and assignment of the Collateral to the Trustee.

(a)           Organization and Good Standing.  The Issuer is a Delaware limited liability company duly organized, validly existing and is not organized under the laws of any other jurisdiction.  The Issuer is in good standing under the law of the State of Delaware and each other State where the nature of its activities requires it to “qualify to do business”, except to the extent that the failure to so qualify would not individually or in the aggregate materially adversely affect the ability of the Issuer to perform its obligations under the Transaction Documents.

(b)           Authorization.  The Issuer has the power, authority and legal right to execute, deliver and perform under the Transaction Documents and the execution, delivery and performance of the Transaction Documents have been duly authorized by the Issuer by all necessary limited liability company action.

(c)           Binding Obligation.  Each of the Transaction Documents to which the Issuer is a party, assuming due authorization, execution and delivery by the parties thereto other than the Issuer, constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, rehabilitation, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

(d)           No Violation.  The consummation of the transactions contemplated by the fulfillment of the terms of the Transaction Documents will not:  (i) conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under the organizational documents of the Issuer, any indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound; (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of the Transaction Documents, or (iii) violate any law or, to the best of the Issuer’s knowledge, any material order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or any of its properties.

(e)           No Proceedings.  There are no proceedings or investigations to which the Issuer, or any of the Issuer’s Affiliates, is a party pending, or, to the knowledge of the Issuer, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of the Transaction Documents or any Receivable or any Contract, (B) seeking to prevent the issuance of any of the Notes or the consummation of any of the transactions contemplated by the Transaction Documents, or (C) seeking any determination or ruling that would adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, the Transaction Documents or any Receivable or any Contract.

(f)           Approvals.  All approvals, authorizations, consents, orders or other actions of any Person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Transaction Documents and with the valid and proper authorization, issuance and sale of the Notes pursuant to this Indenture (except that no such representation is made with respect to any necessary approvals of State securities officials under the Blue Sky Laws), have been or will be taken or obtained on or prior to the Closing Date.

(g)           Principal Office.  The Issuer’s principal place of business and chief executive office is located at the Issuer Address.

(h)           Transfer and Assignment.  Upon the delivery by or on behalf of the Issuer to the Trustee of the Contracts and the filing of the financing statements described in Sections 4.01(a)(v) and 4.02(b), the Trustee, for the benefit of the Secured Parties, shall have a first priority perfected security interest in the Issuer’s interest in the Contracts and Receivables and the proceeds thereof and that portion of the Collateral in which a security interest may be perfected by possession or the filing of a financing statement, in each case, under the UCC, limited to the extent set forth in Section 9-315 of the UCC as in effect in the applicable jurisdiction; provided that none of the Servicer, the Transferor and the Issuer shall be required to file or record assignments of any UCC-1 financing statements or other lien recordings made against an Obligor.  All filings (including UCC filings) as are necessary in any jurisdiction to perfect the security interest of the Trustee in the Collateral, including the transfer of the Contracts and any other payments to become due thereunder, have been made.

(i)           Owners of the Issuer.  LEAF Capital Funding III, LLC owns one hundred percent (100%) of the Equity Interest in the Issuer, and such Equity Interest is duly authorized, validly issued, fully paid for and non-assessable by the Issuer.

(j)           Bulk Transfer Laws.  The transfer, assignment and conveyance of the Contract Assets by the Issuer pursuant to this Indenture are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

(k)           The Contract Assets.  The rights of the Issuer with respect to the representations and warranties that are made by the Transferor in Section 3.01 of the Purchase and Contribution Agreement and each Assignment Agreement, as of each Acquisition Date have been assigned by the Issuer to the Trustee pursuant to the terms hereof, and the Issuer is not aware of any inaccuracy in any such representations and warranties except for such inaccuracies as have been provided in writing to the Trustee.

(l)           Solvency.  The Issuer, both prior to and after giving effect to the transactions contemplated hereby, (i) is not “insolvent” (as such term is defined in §101(32)(A) of the Bankruptcy Code); (ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the activities that it conducts or for any transaction(s) in which it is about to engage.

(m)           Investment Company.  The Issuer is not an “investment company” or a company controlled by an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, or otherwise subject to any other federal or state statute or regulation limiting its ability to incur indebtedness.  The Issuer, at all times, within the meaning of 17 C.F.R. 270.3a-7, (1) will have issued only the Notes and the membership interests issued to its managing member at its formation, and any other securities issued by the Issuer are “fixed income securities or other securities ... that depend primarily on the cash flow from eligible assets” and for which a trustee is appointed in compliance with 17 C.F.R. 270.3a-7(a)(4), (2) will sell its securities only to its affiliates, “qualified institutional buyers”, or institutional accredited investors or will sell securities “rated, at the time of initial sale, in one of the four highest categories assigned long-term debt” by one of DBRS, Moody’s, S & P or Fitch, (3) will either acquire or dispose of (x) the Contracts only in accordance with and as permitted by the Purchase and Contribution Agreement, the Assignment Agreements, its limited liability company operating agreement and the Indenture, in the case of Contract dispositions, only in consequence of breach of representation or warranty, Contract default or Contract substitutions, or (y) any other “eligible assets” only (a) in accordance with the agreements under which its securities are issued, (b) if a rating downgrade of any of its outstanding “fixed-income securities” does not result and (c) if such acquisition or disposition is not “for the primary purpose of recognizing gains or decreasing losses resulting from market value changes”.  The Issuer will not engage in any business other than that expressly permitted by the Transaction Documents and its limited liability company operating agreement.

(n)           Limited Activities.  Since its formation, the Issuer has conducted no activities other than the execution, delivery and performance of the Transaction Documents contemplated hereby, and such other activities as are incidental to the foregoing and otherwise permitted under Section 12.02(i).  The Issuer has incurred no indebtedness nor engaged in any activities or transactions nor acquired any assets except as expressly contemplated hereunder and under the other Transaction Documents.

(o)           Taxes.  The Issuer has filed or caused to be filed all Federal, state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Issuer or the Servicer on its behalf has set aside adequate reserves on its books in accordance with GAAP and which proceedings have not given rise to any Lien.

(p)           Lockbox Accounts.  The Issuer has no lockbox accounts or other bank accounts for the collection of the Contract Assets other than the Lockbox Account.

(q)           Accuracy of Information.  All certificates, reports, financial statements and similar writings furnished by or on behalf of the Issuer to the Trustee or any Noteholder, at any time pursuant to any requirement of, or in response to any written request of any such party under, this Indenture or any other Transaction Document, have been, and all such certificates, reports, financial statements and similar writings hereafter furnished by the Issuer to such parties will be, true and accurate in every respect material to the transactions contemplated hereby on the date as of which any such certificate, report, financial statement or similar writing was or will be delivered, and shall not omit to state any material facts or any facts necessary to make the statements contained therein not materially misleading.

(r)           Rating Agency Perfection Requirements as to Collateral.

(1)           This Indenture creates a valid and continuing security interest (as defined in the UCC) in the Collateral in favor of the Trustee, which security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from the Issuer.  The Issuer has good and marketable title to the Collateral (including the Collection Account, the Reserve Account, the Servicer Transition Account and all amounts from time to time on deposit in the Lockbox Account with respect to the Contracts), free and clear of any Liens (except as otherwise provided in the Lockbox Intercreditor Agreement and the rights of Obligors to Security Deposits retained by the Issuer).

(2)           All of the Contracts included in the Collateral constitute “tangible chattel paper” within the meaning of the UCC.  The Issuer has transferred to the Trustee the original copies of such tangible chattel paper, and, other than the stamp, if any, in favor of a prior lender that signed a Release Agreement related to a Contract, none of such tangible chattel paper has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than in favor of the Issuer or the Trustee.  The Equipment related to each Contract constitutes either “equipment” for purposes of section 9-102(33) of the UCC or “inventory” for purposes of section 9-102(48) of the UCC; provided however, that not more than 5.0% of the Contracts may relate to Equipment that does not constitute “equipment” for purposes of section 9-102(33) of the UCC or “inventory” for purposes of section 9-102(48) of the UCC.

(3)           The Issuer has caused (and will instruct the Servicer to cause), the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted in the Collateral to the Trustee hereunder.  Each such financing statement will contain a statement that a “purchase of, or security interest in, any collateral described in this financing statement will violate the rights of the Trustee.”

(4)           Each of the Reserve Account, the Collection Account and the Servicer Transition Account constitutes a “securities account” within the meaning of the applicable UCC.  As provided in Section 13.02(e), the securities intermediary for the Collection Account, the Reserve Account and the Servicer Transition Account has agreed to treat all assets credited thereto as “financial assets” within the meaning of the UCC and the Issuer has taken all steps necessary to cause the securities intermediary to identify in its records the Trustee as the person having a security entitlement against the securities intermediary in the Collection Account, the Reserve Account and the Servicer Transition Account.  None of the Reserve Account, the Collection Account or the Servicer Transition Account is in the name of any person other than the Trustee for the benefit of the Secured Parties.  The Issuer has not permitted the securities intermediary of the Collection Account, the Reserve Account or the Servicer Transition Account to comply with entitlement orders of any person other than the Trustee.  The Issuer has received all consents and approvals required in connection with the Grant to the Trustee of its interest and rights in the Reserve Account, the Collection Account and the Servicer Transition Account.

(5)           The Lockbox Account constitutes a “deposit account” within the meaning of the applicable UCC.  The Issuer has delivered, or has caused the Servicer to deliver, to the Trustee, a fully executed Lockbox Intercreditor Agreement relating to the Lockbox Account, pursuant to which the Lockbox Bank has agreed to comply with all instructions by the Trustee, as securities intermediary thereunder, directing the disposition of funds in the Lockbox Account without further consent by the Issuer or the Servicer.  The Issuer has not permitted any Lockbox Bank to comply with any instructions of any other Person regarding withdrawal of funds other than the Trustee and, to the extent permitted under the Transaction Documents, the Servicer.  The Lockbox Account is not in the name of any person other than the Issuer, the Trustee or the Lockbox Bank, as securities intermediary under the Lockbox Intercreditor Agreement.

(6)           Other than the security interest granted to the Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.  The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer, the Transferor or the Acquirer that include a description of collateral that includes the Collateral other than any financing statement that have  been terminated or released.  The Issuer is not aware of any judgment, ERISA or tax lien filings against the Issuer, the Transferor or the Acquirer.

(7)           Notwithstanding any other provision of this Indenture or any other Transaction Document, the representations contained in this Section 12.01(r) shall be continuing and remain in full force and effect, without waiver, until the date on which the Notes have been paid in full.

(8)           In the event that the sale of a Contract by the Transferor to the Issuer under the Purchase and Contribution Agreement and the pledge of such Contract by the Issuer to the Trustee, for the benefit of the Secured Parties, hereunder are insufficient, without a notation on a related Motorized Titled Equipment’s certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which such Motorized Titled Equipment is located, to assign the ownership of such Motorized Titled Equipment to the Issuer or to perfect a security interest in such Motorized Titled Equipment (and the proceeds thereof) in favor of the Trustee, for the benefit of the Secured Parties, the parties hereto agree that (i) the designation of the Servicer (or its nominee) or the Acquirer (or its nominee) under a Lienholder Nominee Agreement, to be executed within 180 days following the first day of inclusion of such Contract secured by such Motorized Titled Equipment in the calculation of the Discounted Pool Balance, as the lienholder on the certificate of title with respect to such Motorized Titled Equipment, is in its capacity as agent of the Issuer and the Trustee, for the benefit of the Secured Parties, as their interests may appear, and (ii) such designation shall be sufficient until such notations are made or additional administrative requirements are fulfilled.

(9)           Any Contract for which the Servicer shall not have within 180 days of the first day of inclusion of such Contract secured by such Motorized Titled Equipment in the calculation of the Discounted Pool Balance, (i) received a Lien Certificate showing the Issuer, Servicer (or its nominee) or the Acquirer (or its nominee) under a Lienholder Nominee Agreement as secured party with respect to the related Motorized Titled Equipment from the applicable Registrar of Titles and (ii) delivered such Lien Certificate or such evidence to the Custodian, shall no longer be included in the calculation of the Discounted Pool Balance.  In the case of any Contract excluded from the calculation of the Discounted Pool Balance pursuant to the previous sentence, the Contract so excluded from the calculation of the Discounted Pool Balance may at a later time be included in the calculation of the Discounted Pool Balance, provided, that the Custodian shall have received a Lien Certificate showing the Issuer, Servicer (or its nominee) or the Acquirer (or its nominee) under a Lienholder Nominee Agreement as secured party with respect to the related Motorized Titled Equipment from the applicable Registrar of Titles.

(10)           At all times, all Collateral will consist of property in which a security interest may be created and attach under the UCC.

(s)           Existing Contracts.  As to each Initial Contract and the related Contract Assets, as of the Closing Date:  (i) the information set forth in the Contract Schedule with respect to such Contract is true and correct; (ii) except as otherwise described on an Exception Report delivered in connection with the acquisition of such Contract, (A) immediately prior to such Contract’s Acquisition Date, the Servicer (or a custodian designated to hold such Contracts on the Servicer’s behalf) had possession of the original of such Contract and all related Contract Files; (B) each of such documents required to be signed by the Obligor was signed by the Obligor in the appropriate spaces; and (C) the complete Contract File for such Contract was delivered to the Custodian; and (iv) as of the date that such Contract was acquired, the Servicer used no selection procedures that identified the Contracts or other Contract Assets being acquired on such date as being less desirable or valuable than other comparable equipment leases or loans owned by the Transferor.

Section 12.02                                Covenants.  The Issuer hereby makes the following covenants for the benefit of the Secured Parties and on which the Trustee relies in accepting the Collateral in trust and in authenticating the Notes.

(a)           No Liens.  Except for the conveyances and grant of security interests hereunder, the Issuer will not sell, pledge, assign, convey, dispose of or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Collateral now existing or hereafter created, or any interest therein prior to the termination of this Indenture pursuant to Section 5.01; the Issuer will notify the Trustee in writing of the existence of any Lien on any of the Collateral immediately upon discovery thereof; the Issuer shall promptly discharge (or cause to be discharged) any Lien (other than Permitted Liens) on the Collateral; and the Issuer shall defend the right, title and interest of the Trustee in, to and under the Collateral now existing or hereafter created, against all claims of third parties claiming through or under the Issuer; provided that nothing in this Section 12.02(a) shall prevent or be deemed to prohibit the Issuer from suffering to exist upon any of the Equipment any Liens for municipal or other local taxes and other governmental charges due from the Issuer if such taxes or governmental charges shall not at the time be due and payable or, if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings, nonpayment of such taxes or charges shall not pose any risk of forfeiture of such Equipment, and the aggregate amount at dispute shall not be greater than $50,000.00, unless the Control Party otherwise approves.

(b)           Obligations with Respect to the Contract Assets.  The Issuer will do nothing to impair the rights of the Trustee (for the benefit of the Secured Parties) in the Collateral.  In addition, to the extent the Issuer actually receives any Collections, it shall deposit or cause to be deposited in the Collection Account within two (2) Business Days of receipt thereof the amount of such Collections in accordance with Section 13.03 and will hold such monies in trust for the Trustee until so deposited.  The Issuer agrees to take all such lawful action as the Trustee or the Control Party may request to compel or secure the performance and observance by the Transferor and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Purchase and Contribution Agreement, the Assignment Agreements and the Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with such Transaction Documents to the extent and in the manner directed by the Trustee or the Control Party, as applicable, including the transmission of notices of default thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Transferor or the Servicer of each of their obligations thereunder.

(c)           Notice of Default, Etc.  The Issuer will deliver to the Trustee and each Holder of Outstanding Notes immediately upon becoming aware of the existence of any condition or event that constitutes a Default, an Event of Default or an Event of Servicing Termination, a written notice describing its nature and period of existence and what action is being taken or proposed to be taken with respect thereto.

(d)           Compliance with Law.  The Issuer will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority applicable to it or the Collateral or any part thereof or necessary for it to perform its responsibilities hereunder and under the other Transaction Documents; provided that the Issuer may contest any act, regulation, order, decree or direction in good faith and in any reasonable manner which shall not adversely affect the rights of the Trustee (for the benefit of the Secured Parties) in the Collateral.

(e)           Preservation of Security Interest.  The Issuer shall execute and file such documents requested of it which may be required by law to fully preserve and protect the first priority security interest of the Trustee (for the benefit of the Secured Parties) in the Collateral.

(f)           Maintenance of Office, Etc.  The Issuer will not, without providing thirty (30) days’ prior written notice to the Trustee and without filing such amendments to any previously filed financing statements as the Trustee may require or as may be required in order to maintain the Trustee’s perfected security interest in the Collateral (for the benefit of the Secured Parties), (a) change its jurisdiction of organization or the location of its principal place of business, or (b) change its name, identity or corporate structure in any manner that would make any financing statement or continuation statement filed by the Issuer in accordance with this Indenture seriously misleading within the meaning of Section 9-506 of any applicable enactment of the UCC.

(g)           Further Assurances.  The Issuer will make, execute or endorse, acknowledge, and file or deliver to the Trustee and the Control Party from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports, UCC financing statements, and other assurances or instruments and take such further steps relating to the Collateral, as the Trustee may reasonably request and reasonably require in connection with the transactions the subject of the Transaction Documents, except that UCC financing statements are not required to have been filed against the related Obligor for any Equipment related to any Contract that had an original equipment cost at origination of less than (A) if such Contract is a secured loan or finance lease that provides for a $1 purchase option, $25,000, or (B) if such Contract provides for a “fair market value” purchase option, $50,000.

(h)           Notice of Liens.  The Issuer shall notify the Trustee in writing immediately after becoming aware of any Lien on any portion of the Collateral, except for any Liens on Equipment for municipal or other local taxes due from the Issuer if such taxes shall not at the time be due or payable without penalty or, provided the same are Permitted Liens, if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings, such nonpayment shall not pose any risk of forfeiture of such Collateral and the Issuer shall have set aside on its books adequate reserves with respect thereto.

(i)           Separateness Covenants.  The Issuer (i) shall not engage in any other business than (A) the acquisition, ownership, selling and pledging of the property acquired by it pursuant to the Purchase and Contribution Agreement, any Assignment Agreement, the Servicing Agreement and this Indenture and causing the issuance of, receiving and selling the Notes issued pursuant to this Indenture, (B) the exercise of any powers permitted to limited liability companies under Delaware law which are incidental to the foregoing or necessary to accomplish the foregoing and are not prohibited by the terms of its certificate of formation, its limited liability company agreement or the other Transaction Documents; (ii) will hold such appropriate meetings of its board of managers or distribute appropriate unanimous consents in lieu of a meeting as are necessary to authorize all of the Issuer’s actions that are required by law to be authorized by the board of managers, keep minutes of its meetings and otherwise observe all other customary corporate formalities; (iii) will (A) maintain its books and records separate from the books and records of any other entity, (B) maintain separate bank accounts and no funds of the Issuer shall be commingled with funds of any other entity except as otherwise permitted in the Lockbox Intercreditor Agreement, (C) keep in full effect its existence, rights, privileges, licenses and franchises as a limited liability company under the laws of its applicable state of organization, and will obtain and preserve its “qualification to do business” as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, (D) cause its managers and officers to act independently and in its interests, (E) cause its board of managers to duly authorize all of its corporate actions and (F) observe all company procedures required by its organizational documents and applicable laws; and (iv) will not (A) dissolve or liquidate in whole or in part, (B) own any subsidiary or lend or advance any moneys to, or make an investment in, any Person, (C) incur any debt in connection with or make any capital expenditures, (D)(1) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (2) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (3) make a general assignment for the benefit of creditors, or (4) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing, (E) make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or its capability of doing so, or otherwise), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person other than as specifically provided for in the Transaction Documents, (F) merge or consolidate with any other Person, (G) engage in any other action that bears on whether the separate legal identity of the Issuer will be respected, including (1) holding itself out as or permitting itself to be held out as being liable for the debts of any other Person or (2) acting other than in its name and through its duly authorized officers or agents, (H) create, incur, assume, or in any manner become liable in respect of any indebtedness other than the Notes, expenses associated with the Closing Date, trade payables and expense accruals incurred in the ordinary course of business in an amount less than $12,300 at any one time outstanding and which are incidental to its permitted activities, and as provided in or under the Transaction Documents, (I) sponsor or contribute, or contract to or incur any other obligation to contribute to any Pension Plans, or (J) enter into or become party to any agreements or instruments other than the Transaction Documents or any documents or instruments executed pursuant thereto and in connection therewith.  So long as any Notes remain Outstanding or any other amounts are owed under the Transaction Documents, the Issuer shall not amend its organizational documents without the prior written consent of the Control Party and prior written notice to the Rating Agency and the Trustee.  The Issuer shall not make any investment in any Person through the direct or indirect holding of securities or otherwise other than in Eligible Investments.  The Issuer shall not declare or pay any dividends, except out of funds released to it under Section 13.03.  The Issuer will not have any of its indebtedness guaranteed by the Transferor or any Affiliate of the Transferor.  Furthermore, the Issuer will not hold itself out, or permit itself to be held out, as having agreed to pay or as being liable for the debts of the Transferor and the Issuer will not engage in any transactions with the Transferor, except as expressly contemplated by the

Transaction Documents and on an arm’s-length basis.  The Issuer will not hold the Transferor out to third parties as other than an entity with assets and liabilities distinct from the Issuer.  The Issuer will cause any financial statements consolidated with those of the Transferor to state that the Issuer is a separate corporate entity with its own separate creditors who, in any liquidation of the Issuer, will be entitled to be satisfied out of the Issuer’s assets prior to any value in the Issuer becoming available to the Issuer’s equity holders.  The Issuer will not act in any other matter that could foreseeably mislead others with respect to the Issuer’s separate identity.  Without the prior written consent of the Control Party, the Issuer will not, nor will it permit or allow others to, amend, modify, terminate or waive any provision of any Contract Assets, except to the extent otherwise expressly permissible under the Transaction Documents.  Notwithstanding the foregoing, the Servicer may, without the prior written consent of the Control Party, waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, or other fees which may be collected in the ordinary course of servicing the Contracts.  The Issuer shall take such actions as the Trustee (at the direction of the Control Party) shall request to enforce the Issuer’s rights under the Contracts, and, at any time during which a Default shall have occurred and be continuing, shall take such actions as are necessary to enable the Trustee (at the direction of the Control Party) to exercise such rights in the Trustee’s own name.  On or before June 15 of each year, so long as any of the Notes are Outstanding, the Issuer shall furnish to the Trustee and each Noteholder, an Officer’s Certificate confirming that the Issuer is in compliance with its obligations under this Section 12.02(i).

(j)           Directors.  The Issuer agrees that at all times, at least one (1) of the directors of the Issuer will be professional directors that are not, and have not been, a director, shareholder, officer or employee of any direct or ultimate parent or Affiliate of the Transferor; provided that an independent director or independent officer may serve in similar capacities for other “special purpose entities” formed by the Transferor and its Affiliates.

(k)           Treatment for Tax Purposes.  The Issuer shall treat the Notes as indebtedness of the Issuer and the Collateral as assets owned by the Issuer for purposes of all federal, state and local income taxes, unless and until otherwise required by an applicable taxing authority.

(l)           Information Regarding the Issuer.  The Issuer shall, on the written request of the Trustee or the Control Party, on reasonable notice, furnish to the Trustee and the Noteholders the books and records of the Issuer maintained pursuant to its limited liability company agreement and any and all other information maintained or held by the Issuer regarding the Issuer or the Collateral.

(m)           Preservation of the Contract Assets.  The Issuer shall not assign, sell, pledge, or exchange, or in any way encumber or permit the encumbrance of, or otherwise dispose of, the Contract Assets except as expressly permitted under the Transaction Documents to which it is a party.

(n)           Enforcement of Transaction Documents.  Upon request, the Issuer will cooperate with the taking of all actions necessary, and the diligent pursuit of all remedies available to it, in all cases to the extent commercially reasonable, to allow the Control Party and the Trustee in the name of the Issuer to enforce all obligations of the Transferor and the Servicer owing to the Issuer under the Transaction Documents to which such Persons are a party and to secure its rights thereunder.

(o)           Issuer May Not Merge, etc.  The Issuer shall not merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person.

(p)           [Reserved.]

(q)           Use of Proceeds.  The proceeds from the sale of the Notes may be used by the Issuer solely to pay to or on behalf of the applicable assignor, the Purchase Price owed to it in accordance with the Assignment Agreement for the purchase of Contract Assets, and to pay expenses owed to the Noteholders, the Trustee, the Custodian, the Servicer and the Back-up Servicer related thereto or otherwise associated with the issuance of the Notes.  None of the transactions contemplated in this Indenture (including the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Securities and Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations T, U and X of the Board of Governors of the Federal Reserve System.  The Issuer does not own or intend to, and none of the proceeds from the Notes will be used to, carry or purchase any margin securities originally issued by it or any “margin stock” within the meaning of said Regulation U.

(r)           Indemnification.  The Issuer shall indemnify and hold harmless the Noteholders from and against any loss, liability, expense, damage or injury sustained or suffered by them by reason of any acts, omissions or alleged acts or omissions (i) by the Issuer in the performance of its obligations under the Transaction Documents (including any violation of any applicable laws by the Issuer as a result of the transactions contemplated by this Indenture) to which it is a party, or (ii) arising out of the activities of any of them with respect to the Collateral, including enforcement of rights and remedies against the Issuer under the Transaction Documents to which it is a party and any judgment, award, settlement, reasonable attorneys’ fees and other expenses reasonably incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Issuer shall not indemnify the Noteholders if such loss, liability, expense, damage or injury is due to such Person’s gross negligence, willful misconduct, willful misfeasance or bad faith in the performance of its rights or duties hereunder. Any indemnification pursuant to this Section shall only be payable, subject to the priority of payments in Section 13.03, from the assets of the Issuer released from the Collateral except as otherwise expressly provided in the Transaction Documents.  The provisions of this indemnity shall survive the termination of this Indenture.

(s)           Taxes.  The Issuer shall pay and discharge all taxes and governmental charges upon it or against any of its properties or assets or its income prior to the date after which penalties attach for failure to pay, except (a) to the extent that the Issuer shall be contesting in good faith in appropriate proceedings its obligation to pay such taxes or charges, and adequate reserves having been set aside for the payment thereof and no Lien has been created on any of its assets in connection therewith, or (b) with respect to such taxes and charges which are not material in either nature or amount such that any failure to pay or discharge them, and any resulting penalties, either in any one instance or in the aggregate, would not materially and adversely affect the financial condition, operations, activities or prospects of the Issuer or the interests of each Noteholder under this Indenture, a Note or any other Transaction Document, and no Lien has been created on any of the Issuer’s assets in connection therewith.

(t)           No Adverse Transactions.  The Issuer shall not enter into any transaction which adversely affects the Collateral or any Secured Party’s rights under this Indenture, a Note or any other Transaction Document.

(u)           Transactions by Issuer.  None of the Noteholders shall have any obligation to authorize the Issuer to, and the Issuer shall not (without the prior written consent of the Majority Holders), enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Person (including, without limitation any Affiliate, any shareholder, director, manager, officer or employee (or any relative thereof) of the Issuer or any such Affiliate) unless such transaction is (a) expressly permitted under this Indenture or any other Transaction Document, (b) in the ordinary course of conducting the Issuer’s permitted activities and (c) upon fair and reasonable terms no less favorable to the Issuer than it would obtain in a comparable arm’s-length transaction.

(v)           Further Limitations on Actions.  The Issuer shall not do any of the following without the consent of the Control Party:  (i) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of the Issuer’s membership interests, except in connection with employment or similar agreements with officers and directors of the Issuer, or (ii) make any change in the Issuer’s capital structure (except for permitted redemptions or prepayments of the Notes hereunder), or (iii) make any material change in any of its objectives, purposes or operations.

(w)           Rule 144A Information. With respect to the Holder of any Note, the Issuer shall promptly furnish or cause to be furnished to such Holder or to a prospective purchaser of such Note designated by such Holder, as the case may be, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act (“Rule 144A Information”) in order to permit compliance by such Holder with Rule 144A in connection with the resale of such Note by such Holder; provided, however, that the Issuer shall not be required to furnish Rule 144A Information in connection with any request made on or after the date which is three years from the later of (a) the date such Note (or any predecessor Note) was acquired from the Issuer or (b) the date such Note (or any predecessor Note) was last acquired from an “affiliate” of the Issuer within the meaning of Rule 144 under the Securities Act; and provided, further, that the Issuer shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a U.S. Person.

ARTICLE XIII
ACCOUNTS AND ACCOUNTINGS

Section 13.01                                Collection of Money.  Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture.  The Trustee shall, upon request from the Servicer, provide the Servicer with sufficient information regarding the amount of collections with respect to the Contract Assets and the other Collateral received by the Trustee in any accounts held in the name of the Trustee to permit the Servicer to perform its duties under the Servicing Agreement.  The Trustee shall hold all such money and property so received by it as part of the Collateral and shall apply it as provided in this Indenture.  If any Contract becomes a Defaulted Contract, the Trustee, upon the request of the Issuer or the Servicer, may, and upon the request of the Control Party shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings.  Any such action shall be without prejudice to any right to deem a Contract a “Defaulted Contract” for purposes of the Transaction Documents and to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article VI.

Section 13.02                                Establishment of Trust Accounts.  ii) Prior to the Closing Date, the Issuer established, and as of the Closing Date the Issuer maintains, with the Trustee (i) a segregated, trust account (the “Reserve Account”) for the deposit and retention of amounts required to be maintained therein; (ii) a segregated, trust account (the “Collection Account”) for the receipt and/or retention (as applicable) of (A) Collections, (B) Partnership Advances, (C) any interest or other earnings earned on all or part of the funds in any of the Collection Account or on any other Collateral and any other amounts, if any, remitted by the Issuer pursuant to Section 13.02(d), (D) amounts received in accordance with Section 11.02(b) in connection with a redemption of Outstanding Notes in accordance with Article XI, (E) amounts transferred from the Reserve Account or the Servicer Transition Account in accordance with the terms of this Indenture and (F) amounts transferred from the Lockbox Account in accordance with the Servicing Agreement and (iii) a segregated, non-interest bearing trust account (the “Servicer Transition Account”) for the deposit and retention of amounts required to be maintained therein.  The Collection Account, the Reserve Account and the Servicer Transition Account are collectively referred to as the “Trust Accounts.”

(b)           The Trust Accounts shall be in the name of the Trustee on behalf of the Noteholders at the Corporate Trust Office, which shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties.  Funds in each Trust Account shall not be commingled with any other monies.  The Trustee shall ensure that the Trust Accounts are at all times Eligible Accounts.  All payments to be made from time to time by the Issuer to the Noteholders and other Persons out of funds in any Trust Account pursuant to this Indenture shall be made by the Trustee or the Paying Agent.  All monies deposited from time to time in the Trust Accounts pursuant to this Indenture shall be held by the Trustee as part of the Collateral as herein provided.

(c)           Upon direction of the Servicer, the Trustee shall invest the funds in or credited to any or all of the Trust Accounts in Eligible Investments.  The direction of the Servicer shall specify the Eligible Investments in which the Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment.  No such Eligible Investment shall mature later than the Business Day preceding the next following Payment Date.  In the absence of direction of the Servicer, the Trustee shall invest funds in the Trust Accounts in Eligible Investments described in clause (g) of the definition thereof.  Eligible Investments for funds in or credited to the Trust Accounts shall be made in the name of the Trustee for the benefit of the Secured Parties.

(d)           Any proceeds, payments, income or other gain from investments in Eligible Investments made in respect of funds in or credited to the Trust Accounts, as outlined in (c) above, shall be credited to the respective Trust Account from which such funds were derived.  The Trustee shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this Section (other than losses from nonpayment of investments in obligations of U.S. Bank National Association issued in its individual capacity).  In no event shall the Trustee be liable for the selection of investments or for losses incurred as a result of the liquidation of any investment prior to its Stated Maturity Date or for the failure of any appropriate Person to provide timely written investment direction.

(e)           Each party hereto agrees that each of the Trust Accounts constitutes a “securities account” within the meaning of Article 8 of the UCC and in such capacity U.S. Bank National Association shall be acting as a “securities intermediary” within the meaning of 8-102 of the UCC and that, regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the “securities intermediary’s jurisdiction” under Section 8-110 of the UCC.  The Trustee shall be the “entitlement holder” within the meaning of Section 8-102(a)(7) of the UCC with respect to the Trust Accounts.  In furtherance of the foregoing, U.S. Bank National Association, acting as a “securities intermediary,” shall comply with “entitlement orders” within the meaning of Section 8-102(a)(8) of the UCC originated by the Trustee with respect to the Trust Accounts, without further consent by the Issuer.  Each item of property (whether investment property, financial asset, security, instrument or cash) credited to each Trust Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.  All securities or other property underlying any financial assets credited to each Trust Account shall be registered in the name of the Trustee or indorsed to the Trustee or in blank, and in no case will any financial asset credited to any Trust Account be registered in the name of the Issuer, payable to the order of the Issuer or specially indorsed to the Issuer except to the extent the foregoing have been specially indorsed to the Trustee or in blank. Any Eligible Investment consisting of “certificated securities,” as defined in the applicable UCC will be evidenced directly or indirectly by physical certificates and each such certificated security (i) will be delivered and held in its direct physical possession by the Securities Intermediary in the State of Minnesota and (ii) (x) is registered in the name of the Securities Intermediary or (y) has been appropriately assigned thereon, or is accompanied by a bond power and/or assignment appropriately executed, in blank or to the Securities Intermediary, and is accompanied by any other documents required by the documents governing such security to effect the transfer of the registration thereof to the Securities Intermediary.  The Trust Accounts shall be under the sole dominion and control (as defined in Section 8-106 of the UCC) of the Trustee, and the Issuer shall have no right to close, make withdrawals from, or give disbursement directions with respect to, or receive distributions from, the Collection Account or the Reserve Account, except in accordance with Section 13.03, or with respect to the Servicer Transition Account, the Issuer shall have no right to close, make withdrawals from, or give disbursement directions with respect to, or receive distributions from, the Servicer Transition Account, except in accordance with Section 13.05.

(f)           In the event that U.S. Bank National Association, as securities intermediary, has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Trust Accounts or any security entitlement credited thereto, it hereby agrees that such security interest shall be subordinate to the security interest created by this Indenture and that the Trustee’s rights to the funds on deposit therein shall be subject to Section 13.03.  The financial assets credited to, and other items deposited to the Trust Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than as created pursuant to this Indenture.

Section 13.03                                Collection Account.  iii) Except as otherwise expressly provided herein, all amounts received by the Issuer other than (i) proceeds of the sale of the Notes to the Initial Purchaser, (ii) the Initial Reserve Deposit deposited in the Reserve Account, (iii) amounts deposited in the Servicer Transition Account or (iv) amounts erroneously credited to the Issuer for which the Control Party has provided its prior consent to the application thereof, shall be deposited in the Collection Account until applied, together with funds from the Reserve Account and Servicer Transition Account in accordance with this Section 13.03.

(b)           By no later than 1:00 p.m. (New York time) on each Payment Date, after making all transfers and deposits to the Collection Account pursuant to Section 13.03, Section 13.04(b), and Section 13.05, the Trustee shall withdraw from the Collection Account all Available Funds with respect to the related Collection Period and shall disburse such Available Funds in accordance with the related Monthly Servicing Report; provided that, if the Trustee shall not have received the Monthly Servicing Report, (x) the Trustee shall withdraw from the Collection Account amounts verified in writing by the Servicer as needed to pay first, all accrued and unpaid fees and properly invoiced costs and expenses of each of the Partnership, Servicer, Back-up Servicer, Trustee and Custodian and second, amounts in accordance with the priorities set forth in Section 13.03(c)(v) through 13.03(c)(x), (y) the Trustee shall distribute such funds in order to make such payments to the appropriate Persons and (z) upon subsequent receipt of the Monthly Servicing Report, or such other information as may be required by the Trustee, the Trustee shall pay each such other amounts set forth below, all as set forth in the Monthly Servicing Report or in such other information delivered to the Trustee; provided further that amounts deposited in the Collection Account in accordance with Section 11.02(b) shall be disbursed in accordance with Section 11.04 and not this Section 13.03;

(c)           On each Payment Date, whether or not an Event of Default has occurred and is continuing and the maturity of the Notes has been accelerated, the Trustee shall make the following payments from the Available Funds then on deposit in the Collection Account (after required deposits therein from the Reserve Account and the Servicer Transition Account) in the following order of priority (to the extent funds are available therefor):

(i)           to the Partnership, any unreimbursed Partnership Advances;

(ii)           to the Partnership (as agent for the Servicer) or to the Servicer if LEAF Financial Corporation or an affiliate is no longer the Servicer, the Servicer Fee then due, together with any accrued and unpaid Servicer Fees from prior Collection Periods;

(iii)           (a) to the Partnership, (if LEAF Financial is still the servicer) or to the Servicer, if a LEAF Financial affiliate is no longer the servicer, any Servicing Charges and (b) to the Servicer (including any accrued and unpaid amounts owing to a predecessor Servicer), any unreimbursed Collection Costs incurred by such Person;

(iv)           to the Trustee, the Custodian and the Back-up Servicer, the Trustee Fees and out-of-pocket expenses, Custodian Fees and out-of-pocket expenses and Back-up Servicer Fees and out-of-pocket expenses (which includes out-of-pocket expenses due to any successor Servicer)  then due, together with any unpaid Trustee Fees and out-of-pocket expenses, Custodian Fees and out-of-pocket expenses and Back-up Servicer Fees and out-of-pocket expenses from prior collection periods (subject to certain limitations set forth herein), and, solely from funds from the Servicer Transition Account, any unpaid Transition Costs in an amount not to exceed in the aggregate $150,000;

(v)             to the Class A Noteholders, pro rata, the total amount of Note Interest due and payable to such Class of Notes;

(vi)            to the Class B Noteholders, pro rata, the total amount of Note Interest due and payable to such Class of Notes;

(vii)           to the Class C Noteholders, pro rata, the total amount of Note Interest due and payable to such Class of Notes;

(viii)          to the Class A Noteholders in reduction of principal until the Outstanding Note Balance of the Class A Notes has been reduced to zero;

(ix)            to the Class B Noteholders in reduction of principal until the Outstanding Note Balance of the Class B Notes has been reduced to zero;

(x)             to the Class C Noteholders in reduction of principal until the Outstanding Note Balance of the Class C Notes has been reduced to zero;

(xi)            to the Trustee, Securities Intermediary, Custodian and Back-up Servicer, any indemnification payments owed by the Issuer; and

(xii)           to the Issuer, any remaining Available Funds.

(d)           On the related Redemption Date, the Trustee shall withdraw the sum of the applicable Redemption Price from the Collection Account, and the Paying Agent shall remit the Redemption Price to the applicable Noteholders in accordance with Section 11.03.

Section 13.04                                Reserve Account.  (a) On the Closing Date, the Issuer shall deposit, or cause to be deposited, into the Reserve Account an amount equal to 1.90% of the Initial Discounted Pool Balance.

(b)           If on any Payment Date, (i) amounts on deposit in the Collection Account are insufficient to reduce the Aggregate Outstanding Note Balance to an amount lower than or equal to the Discounted Pool Balance after applying clauses (i) through (x) of Section 13.03(c) or (ii) amounts on deposit in the Reserve Account are greater than or equal to the Aggregate Outstanding Note Balance, the Trustee will withdraw, to the extent of funds on deposit in the Reserve Account, in the case of (i), the amount of such insufficiency or, in the case of (ii), all funds and deposit such amounts into the Collection Account to be used as Available Funds.  Upon the occurrence of any Event of Default that results in acceleration of the Notes and is not waived or cured on or before the next Payment Date, all funds maintained in the Reserve Account shall be transferred to the Collection Account.  On the Stated Maturity Date, and at the option of the Issuer in connection with the redemption pursuant to Article XI, any remaining funds on deposit in the Reserve Account shall be deposited in the Collection Account and distributed in accordance with Section 13.03(c).

Section 13.05                                Servicer Transition Account. (a) On the Closing Date, the Issuer shall deposit, or cause to be deposited, into the Servicer Transition Account an amount equal to $150,000.

(b)           On each Payment Date following the occurrence of an Event of Servicing Termination, the Trustee shall withdraw from the Servicer Transition Account an amount equal to the lesser of (i) the Transition Costs then due and (ii) the amount that is then credited to the Servicer Transition Account, and deposit such funds in the Collection Account for the payment of properly invoiced Transition Costs in accordance with Section 13.03(c).

(c)           On the Stated Maturity Date, and at the option of the Issuer in connection with the redemption pursuant to Article XI, any remaining funds on deposit in the Servicer Transition Account shall be deposited in the Collection Account and distributed in accordance with Section 13.03(c).

Section 13.06                                Reports to the Noteholders. (a) On each Payment Date, the Trustee will make available to each Noteholder the Monthly Servicing Report.

The Trustee will make the Monthly Servicing Report available to the Noteholders, via the Trustee’s Internet website, and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Contracts as the Trustee may have in its possession, but only with the use of a password provided by the Trustee or its agent to such Person.  The Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility for the contents thereof.

The Trustee’s Internet website initially shall be located at www.usbank.com/abs or at such other address as shall be specified by the Trustee from time to time in writing to the Noteholders.  In connection with providing access to the Trustee’s Internet website, the Trustee may require registration and the acceptance of a disclaimer.  The Trustee shall not be liable for errors in the dissemination of information in accordance with this Indenture.

Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles.

(b)           At least annually, or as otherwise required by law, the Servicer shall prepare or cause to be prepared, and the Trustee shall distribute to the Noteholders, any 1099 form, or other tax information or statements as are required by applicable tax law.

Section 13.07                                Monthly Servicing Reports.  No later than 12:00 p.m. (New York time) on each Reporting Date, the Servicer shall deliver the Monthly Servicing Report to the Trustee, the Back-up Servicer and the Rating Agency.  No later than 12:00 noon (New York time) on the following Verification Date, the Back-up Servicer shall perform its obligations and duties set forth in Section 4.05 of the Servicing Agreement and shall notify the Issuer and the Trustee of any discrepancies therein or the need for any additional information to complete such verification, and the Servicer shall promptly re-issue a revised Monthly Servicing Report addressing such discrepancies and such information request which revised Monthly Servicing Report shall supersede the prior report for purposes of making the distributions described in Section 13.03. The Monthly Servicing Report shall include the information specified in the form of Monthly Servicing Report attached to the Servicing Agreement, as such form may be modified from time to time with the consent of the Servicer, the Back-up Servicer, the Control Party.

ARTICLE XIV
PROVISIONS OF GENERAL APPLICATION

Section 14.01                                General Provisions.  All of the provisions of this Article shall apply to this Indenture.

Section 14.02                                Acts of Noteholders.

(a)           Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

(b)           The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

(c)           The ownership of Notes shall be proved by the Note Register.

(d)           Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Note shall bind the Noteholder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 14.03                                Notices.  Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or the Control Party or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and telecopied (with written confirmation of receipt), mailed by registered mail, overnight bonded courier or personally delivered, and addressed to the appropriate address below (or such other address as may be provided to the other parties in writing from time to time):

(a)           to the Trustee at 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107, telecopier number 651-495-8090, Attention:  LEAF Receivables Funding 2, LLC, Equipment Contract Backed Notes, Series 2010-1;

(b)           to the Custodian at 1133 Rankin Street, EP-MN-TMZD, St. Paul, MN 55116 telecopy number:  651-695-6102, Attention:  LEAF Receivables Funding 2, LLC, Equipment Contract Backed Notes, Series 2010-1;

(c)           to the Servicer at 2005 Market Street, 15th Floor, Philadelphia, PA 19103, telecopy number:  215-640-6363, Attention:  Miles Herman;

(d)           to the Issuer at 2005 Market Street, 15th Floor, Philadelphia, PA 19103, telecopy number:  215-640-6363, Attention:  Miles Herman;

(e)           to the Back-up Servicer at 1310 Madrid Street, Suite 103, Marshall, MN 56258, telecopy number:  866-806-0775, Attention:  Joseph Andries, Re:  LEAF Receivables Funding 2, LLC, Equipment Contract Backed Notes, Series 2010-1; or

(f)           DBRS, Inc. at 140 Broadway, 35th Floor, New York, NY 10005, telecopy number: 212-806-3201, Attention: Chuck Weilamann, Re: LEAF Receivables Funding 2, LLC, Equipment Contract Backed Notes, Series 2010-1.

Section 14.04                                Notices to Noteholders; Waiver.  Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and telecopied (with written confirmation of receipt from each addressee), mailed by registered mail, overnight bonded courier or delivered personally to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  In any case in which notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to the Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Section 14.05                                Successors and Assigns. All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

Section 14.06                                Severability; No Waiver.  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.  No failure on the part of the Trustee, the Control Party or any Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 14.07                                Benefits of Indenture Limited to Parties and Express Third Party Beneficiaries. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, the Noteholders and any of their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture or under the Notes.  Each of the Noteholders are express third party beneficiaries of this Indenture each entitled to enforce the provisions hereof as if a party hereto.

Section 14.08                                Legal Holidays. In any case in which the date of any Payment Date, or the Stated Maturity Date of any Note shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment of principal or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Stated Maturity Date or Payment Date.

Section 14.09                                Governing Law; Waiver of Jury Trial; Consent to Jurisdiction.

(a)           This Indenture and each Note shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted hereunder are governed by the laws of a jurisdiction other than the State of New York.  Section 5-1401 and Section 5-1402 of the New York General Obligations Law shall be applicable.

(b)           The Issuer hereby agrees to the jurisdiction of any federal court located within the State of New York, and waives personal service of any and all process upon it and consents that all such service of process be made by registered mail directed to the Issuer at the address set forth in Section 14.03 hereof and service so made shall be deemed to be completed five (5) days after the same shall have been deposited in the U.S. mails, postage prepaid.  With respect to the foregoing consent to jurisdiction, the Issuer hereby waives any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder and consents to the granting of such legal or equitable relief as is deemed appropriate by the court.

(c)           The Issuer hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise among the parties hereto or otherwise arising out of, connected with, related to, or incidental to the relationship between them in connection with this Indenture.  Instead, any dispute resolved in court will be resolved in a bench trial without a jury.  Nothing in this Section 14.09 shall affect the right of the Trustee, the Control Party or any Noteholder to serve legal process in any other manner permitted by law or to bring any action or proceeding against the Issuer or its property in the courts of any other jurisdiction.

Section 14.10                                Counterparts; Entire Agreement. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.  Delivery by telecopier of an executed counterpart of a signature page to this Indenture shall be as effective as delivery of the original executed counterpart.  This Indenture, together with the exhibits hereto and the other written Transaction Documents referenced herein, sets forth the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

Section 14.11                                Notifications. Notwithstanding any provision to the contrary contained in this Indenture, all reports, notices, communications and consents which are required, by the terms of this Indenture, to be delivered by the Noteholders, shall be required to be delivered to the Trustee in writing.

Section 14.12                                No Petition.  During the term of this Indenture and for one year and one day after payment in full of all obligations of the Issuer under the Transaction Documents, none of the parties hereto or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding.

Section 14.13                                Assignment.

Notwithstanding anything to the contrary contained herein, this Indenture may not be assigned by the Issuer.

In Witness Whereof, the Issuer, the Trustee and the Custodian have caused this Indenture to be duly executed by their respective duly authorized officers as of the date and year first above written.

LEAF Receivables Funding 2, LLC, as Issuer

By:	/s/ Robert K. Moskovitz
Name: Robert K. Moskovitz
Title: Chief Financial Officer

U.S. Bank National Association, as Trustee

By:	/s/ Diane L. Reynolds
Name: Diane L. Reynolds
Title: Vice President

U.S. Bank National Association, as Custodian

By:	/s/ Diane L. Reynolds
Name: Diane L. Reynolds
Title: Vice President

Indenture

SCHEDULE I

CLOSING DATE CONTRACT SCHEDULE

[See attached.]

Contract #	Customer Name
033-8036547-001	KOSTKA ENTERPRISES, INC.
033-8038626-001	KAB III, INC.
033-8038921-001	E.M. PIZZA, INC
033-8030774-001	PRAIRIE PIZZA, INC.
033-8038006-001	PMHS, LLC
033-8032736-001	LANCASTER ENTERPRISES, INC.
033-8037365-001	SOLARA HOSPITAL HARLINGEN, L.P
033-8032432-001	HARLEM BOWLING CENTER, LLC
033-8037877-001	JOHN J. GAUTHIER AND JILL GAUT
033-8036208-001	MABES PIZZA CORPORATION
033-8036347-001	BOJWEE, LLC
033-8036143-001	JIM MASSEY, INC.
033-8039073-001	TABOR CLIPS, INC
033-8035315-002	PIEDLOW, INC
033-8037671-900	KB PIZZA, INC
033-8039153-001	DASH CLEANERS, INC
033-8036777-001	VILLAGE ROAD, INC.
033-8036403-006	VAN DE POL ENTERPRISES, INC.
033-8032609-001	GLASS FAMILY PIZZA, INC.
033-8033578-001	AMADOR SURGERY CENTER, INC.
033-8031140-903	SOUTHERN GULF EQUIPMENT RENTAL
033-8032368-901	CARL D. JOHNSON
033-8034574-901	BW PASSION, LLC
033-8033371-001	WINDS ALOFT, LLC
033-8031088-901	ASR PIZZA INC.
033-8038982-001	TEAM ANTIOCH PIZZA, LLC.
033-8036860-001	AHMED INTERNATIONAL, INC
033-8034685-901	OMEGA EQUIPMENT RENTALS, INC.
033-8038508-001	IMAGE TECHNOLOGY LABORATORIES,
033-8038502-001	WEST LAWRENCE CARE CENTER, LLC
033-8036003-001	BUCK'S, INC.
033-8037185-001	BC PIZZA, INC
033-8027530-001	SCRIPTS PLUS, INC.
033-8027410-001	RJS PIZZA, INC
033-8039034-001	REB OIL OF ALABAMA LEASING, IN
033-8031451-001	NRJM 2, INC
033-8034101-001	LAKHANI COMMERCIAL CORP.
033-8039561-001	WARE OIL & SUPPLY COMPANY, INC
033-8032599-001	JMP PIZZA, INC
033-8035915-002	ROTTINGHAUS COMPANY, INCORPORA

033-8035261-001	D & D PIZZA, INC
033-8037623-001	OSA STRATEGIC ASSETS, LLC
033-8038510-005	TSK HOLDINGS, LLC
033-8033423-002	NORTHEAST TAN LLC
033-8032942-002	JAI SHRI RAM HOSPITALITY GROUP
033-8035493-901	SATER, INC.
033-8039046-001	CCNC PIZZA, INC.
033-8037236-001	NEW ERA 2000, INC.
033-8039496-001	BERNER OIL CO., INC.
033-8038892-001	EMERY MEDICAL SOLUTIONS, INC.
033-8039205-002	HEAVEN SCENT PIZZA, LLC
033-8039577-002	SCJM2, LLC
033-8036046-001	DDND, LLC
033-8039066-001	RISVOLD'S, INC.
033-8036438-001	WORLD'S GREATEST AIRCRAFT COLL
033-8036124-002	GEYER HOLDING COMPANY
033-8036538-003	ROTTINGHAUS COMPANY, INCORPORA
033-8036383-002	M & G PIZZA ENTERPRISES, INC.
033-8031664-001	MUTUAL, INC
033-8038010-001	PHILLIPS OIL, INC.
033-8029000-001	THOMAS J. POWERS DDS
033-8039406-001	TRIAL BY FIRE, LLC
033-8030187-002	GLENWOOD DONUTS LLC
033-8038454-001	WALLINGFORD BOWL, INC.
033-8037155-003	EMERGENCY SYSTEMS SERVICE COMP
033-8039579-008	VAN DE POL ENTERPRISES, INC.
033-8037503-901	KALI,L.L.C.
033-8039369-001	ALLFAM, INC.
033-8037453-002	PALM BEACH TAN, INC.
033-8038514-003	PALM BEACH TAN, INC.
033-8036044-002	BAY HARBOR MRI, INC.
033-8036920-001	FAMCO ENTERPRISES, LP
033-8036610-001	RESTAURANT CONCEPTS, LLC
033-8035829-001	PIZZA DOUGH, LLC
033-8036826-001	BOISE PIZZA, INC.
033-8036351-001	OSCAR GONZALEZ
033-8029854-001	NORTHEAST TAN LLC
033-8034238-001	CENTER #2950
033-8035487-001	AMER'S PIZZA, LLC.
033-8038949-001	ALL IN PIZZA, LLC
033-8037924-001	REB OIL OF GEORGIA, INC.
033-8038924-002	GREAT TEXAS PARTNERS, LP

033-8032430-001	BIG CHEESE, LLC. (THE)
033-8037521-002	SOUTH FLORIDA PIZZA, LLC
033-8035067-003	I'M PIZZA, INC.
033-8038906-002	JOHN J. GAUTHIER AND JILL GAUT
033-8035879-001	LIVE, INC
033-8038267-001	PARS MARGATE, LLC
033-8029074-001	HANOVER, LLC
033-8036482-001	RANDY BURKE
033-8037174-001	M OF ROCKAWAY, L.L.C.
033-8031921-001	SDI, CARROLLTON, TN, LLC
033-8035843-001	TNT INDUSTRIES, LLC
033-8036391-004	SOUZA BUTANE-PROPANE, INC.
033-8038670-001	TRENT W. SMALLWOOD, D.D.S., P.
033-8028712-004	SVI, LLC
033-8038522-003	T & D SERVICES, INC
033-8038552-002	TNT CLIPS, INC.
033-8028711-003	SVI, LLC
033-8028558-001	LYKINS C-STORE, INC.
033-8036723-001	RX DENVER FOOD, LLC
033-8034073-001	BENGAL RENAISSANCE GROUP, INC.
033-8036780-001	TFAM, LLC
033-8032724-001	LNP PIZZA, LLC.
033-8032538-001	DAVID MOTOR AND SCRAP COMPANY,
033-8031088-001	SPB PIZZA, INC.
033-8033216-001	EAGLE ROCK ESCAPE, INC.
033-8035621-001	HOLLIS ESTABLISHMENTS, INC.
033-8033682-001	HT VENTURES, INC.
033-8029942-001	DEBEST PIZZA, INC.
033-8037284-001	HHS CONSTRUCTION, INC.
033-8029895-001	GOLDEN VALLEY PIZZA, LLC.
033-8036997-001	MOE'S COCONUT POINT, LLC
033-8038121-001	MICHIGAN FUELS, INC.
033-8035690-001	CORNING FAMILY ENTERTAINMENT CENTER, INC
033-8034281-001	TAP INVESTMENTS, LLC
033-8035263-001	CASEY'S FOODS, INC.
033-8037621-001	FULLER'S DOMINO'S PIZZA LLC
033-8031806-001	SDI HAZEL GREEN, TN, L.P.
033-8038913-001	AVALON SHUTTERS, INC.
033-8036413-001	MOE'S AIRPORT ROAD, LLC
033-8038748-001	BLUEBONNET PIZZA, INC.
033-8035766-004	WYATT COMPRESSOR SERVICE, INC.
033-8033375-003	DJL, LLC

033-8037312-002	EARTH TECH ENTERPRISES, INC.
033-8031565-001	QUICK CLIPS OF ARIZONA, INC.
033-8038926-002	LITTLE OIL COMPANY, INC.
033-8038034-002	JMP PIZZA, INC
033-8033538-001	ROSLYN AESTHETIC LASER MANAGEM
033-8039538-001	SUSAN A. BOLLINGER, D.D.S.,INC
033-8031782-001	SDI SILER CITY, LLC
033-8039416-003	PLUMED HORSE GROUP, LLC
033-8029141-001	BRIA FAMILY, INC.
033-8038261-001	ANDIS ENTERPRISES, INC.
033-8037851-001	EDUARDO M. GABUTEN, D.M.D., IN
033-8037666-001	EAGLE TREE PIZZA, INC
033-8037052-002	BENGAL RENAISSANCE GROUP, INC.
033-8038299-001	CLASSY CLIPPERS INC
033-8037813-001	GUARANTEED AUTO & TRUCK PARTS
033-8037959-001	MINHAS CORPORATION
033-8029939-001	TWOMAYS, INC.
033-8038064-001	KING BOWL, INC.
033-8030373-001	GREAT TEXAS PARTNERS, LP
033-8034230-001	TAB FOODS, L.L.C.
033-8032166-001	MICHCOLO WEST LLC.
033-8038862-001	PEACH STATE PIES INC
033-8033529-002	LG GROUP INC (THE)
033-8031367-001	PANDAR, INC.
033-8039135-001	WATERFALL COUNTRY CLUB, LLC
033-8037089-001	TNT CLIPS, INC.
033-8031423-001	LONGITUDE, INC.
033-8035744-003	DESERT CAESARS EMPIRE, INC.
033-8034548-002	SPB PIZZA, INC.
033-8030111-001	MARKOS, INC.
033-8035980-002	CAR CRAFTERS, INCORPORATED
033-8037662-001	CROWN POINT ENTERPRISES, INC.
033-8034080-901	SUNSATIONS, INC
033-8037913-001	PETER M. MASONE, P.A.
033-8036435-001	SOUTH AUSTIN TLG, LLC.
033-8036461-001	277 FOREST MEZZANINE, LLC
033-8028956-001	RAINMAKERS OF SOUTH CAROLINA,
033-8035490-001	S & L PIZZA, INC.
033-8034712-901	TOWER RESTAURANT, L.P.
033-8036219-001	CLARK-OVIEDO, LLC
033-8032739-001	MOMATT CORPORATION
033-8039282-001	GENTLE GIANT STUDIOS, INC.

033-8037488-002	PACIFIC TRANS ENVIRONMENTAL SE
033-8027223-901	AMERICAN EQUIPMENT RENTAL AND SALES, INC
033-8039517-001	PERCEPTIONAL PRODUCTION, INC.
033-8036406-001	MA AMBE, LLC.
033-8037587-001	OCEAN ISLAND PIZZA, INC.
033-8035628-001	PETER M. JAMIESON, M.D.,P.C.
033-8036212-001	KNB RESTAURANTS, INC.
033-8038832-001	KEVIN D. REED, DDS
033-8032593-002	DICK JORDAN, INC
033-8036887-001	MARION STREET PARTNERS, LLC
033-8037457-001	SERIOUS GRIPPAGE & LIGHT CO.
033-8039682-001	LEON V. SIOMKA, DDS, MS
033-8032841-001	BELLE RAYE' HAIR DESIGN AND SP
033-8035419-001	SCHLOTE ENTERPRISES, INC
033-8037601-001	WHITEMARSH CONTINUING CARE RET
033-8039216-006	NICKELL EQUIPMENT RENTAL & SAL
033-8035597-001	KSG.INCORPORATED,
033-8037302-001	JEFFERY S. KAHLER, DDS
033-8028805-001	3034 NAMPA, LLC
033-8036033-001	SHRI GANESH, LLC
033-8038400-001	GRAPEVINE PRODUCTIONS LLC
033-8037337-001	SCJM2, LLC
033-8030376-001	H & S AUTO ENTERPRISES, INC.
033-8038371-001	HYDRO, INC.
033-8038447-001	SACHIDANAND, LLC
033-8029315-002	DESERT CAESARS EMPIRE, INC.
033-8037889-001	ASSAF, INC.
033-8038811-001	TAILWIND ADVANTAGE, LLC
033-8038466-001	MARP LIMITED, LLC
033-8033499-001	DEPALMA PIZZA, INC.
033-8036569-001	MOHAMMAD ZALMAIYAR
033-8036214-001	HOLLYWOOD LIMOUSINE OF BREVARD
033-8036939-001	SINH T. TA, DDS.
033-8036119-001	EMAN CORP.
033-8037725-001	ATLAS TRAFFIC CONSULTANTS CORP
033-8033320-002	KOALA TANS LLC
033-8037325-001	LAURISUN GROUP, LLC
033-8037841-001	A&S MANAGEMENT GROUP, INC.
033-8039386-001	PMIL NORMAL, LLC
033-8037769-002	AUSTIN SALES INC
033-8036954-001	E & G FAMILY DENTISTRY, INC.
033-8038560-001	SHREE RAM INVESTMENTS, INC.

033-8038040-001	MOUNTAIN HOME INN LTD
033-8038260-001	PAWPRINTS ANIMAL WELLNESS, INC
033-8035115-002	USAG PETRO, LLC
033-8038806-001	LAUNDROMATS, INC. (THE)
033-8029220-001	JRCF INC.
033-8031182-001	JIMMY D'S PIZZA, INC
033-8038547-001	LOUIS C ROSS, DDS, PC
033-8038656-001	PATRICK A. PALMA, DMD
033-8033937-001	RADIANCE MEDSPA OF TAMPA BAY
033-8036681-002	CAROLINA NORTH CHECK
033-8028890-001	OUR DREAM PIZZA, INC.
033-8036876-001	D ENTERPRISE, INC., ROBERT
033-8032038-001	PGT, INC.
033-8033774-002	CVR RENTALS, INC.
033-8037487-001	QUALITY PAVING & PATCHING, LLC
033-8033182-001	ELISCER GUZMAN, M.D.
033-8037233-005	CENTRAL PENNSYLVANIA RENTALS,
033-8033376-002	FOUR SCOOPS, LLC
033-8037691-002	SOUTHERN CLIPPERS, INC.
033-8039136-001	CARSON CONNECTIONS, INC.
033-8036790-001	GERALD ROBERTSON ENTERPRISES
033-8031794-001	HARTSCHUH ENTERPRISES, INC.
033-8034418-001	PLANET BEACH FRANCHISING CORP
033-8035978-001	WRIGHT CUT, INC. (THE)
033-8037918-001	NUME SALON AND SPA, LLC
033-8028604-001	B & B PRETZELS, INC.
033-8039348-001	ROASTED STONE, INC.
033-8031647-001	BJISAAC LLC
033-8036397-001	STACIE TEIXEIRA
033-8038604-001	SALEM FOUR POINTS, INC.
033-8031789-001	GUERNSEYS, INC.(THE)
033-8037387-001	SOUTH SHORE PIZZA, INC.
033-8032174-001	NV MANAGEMENT, INC.
033-8030753-001	PLATINUM FOODS OF AMERICA, INC
033-8039131-001	FRONTIER STALL & TENT RENTAL,
033-8039254-001	ABSUM, INC.
033-8032464-001	AMS PIZZA, LLC
033-8029015-001	HARRISON ENTERPRISES, INC.
033-8034845-001	NATUREWERKZ, INC.
033-8029804-001	LCM VENTURES, INC.
033-8035200-001	DC INDUSTRIES, INC.
033-8027910-001	3031 WEST VALLEY, LLC

033-8039307-001	STEVEN M. JACOBS, P.C.
033-8039142-002	SHIP'S CLIP, LP
033-8039143-003	SHIP'S CLIP, LP
033-8039144-004	SHIP'S CLIP, LP
033-8039145-005	SHIP'S CLIP, LP
033-8039146-006	SHIP'S CLIP, LP
033-8039147-007	SHIP'S CLIP, LP
033-8039319-001	SALON MATOS INC.
033-8038849-001	TOBY C. PETRO D.D.S. & ASSOCIA
033-8035207-001	CINEMA GROUP INC
033-8037947-001	MALIBU SUBWAY, INC.
033-8032049-001	WHITE MOUNTAIN PIZZA, INC
033-8038865-001	WORTH-FTC BALDWIN PARK, LLC
033-8036469-001	ELMIRA-CORNING REGIONAL BOARD
033-8038860-001	SOLID MOBILE STAGES, INC.
033-8039056-007	TSK HOLDINGS, LLC
033-8032743-001	RPC PIZZA, INC.
033-8031024-001	AVLS LLC
033-8039197-001	OPERA PATISSERIE
033-8038653-001	DOUBLE LANE ENTERPRISES, LLC
033-8038181-001	EXCEL FOOD MART INC.
033-8034027-001	JOLLY ENTERPRISES, INCORPORATE
033-8038436-001	VARUNA, INC.
033-8035760-001	COMPANY STORES, INC.
033-8033196-001	HULA GIRL ICE CREAM & DESSERTS
033-8029510-001	MOSS INVESTMENTS PARTNERS, LLC
033-8034533-001	HISTRIA II, INC.
033-8035540-005	VAN DE POL ENTERPRISES, INC.
033-8036627-001	NORTHWEST INDIANA MEDICAL CONS
033-8038017-001	CMJ MANAGEMENT CORP.
033-8038833-001	WILLS INVESTMENTS I, LLC
033-8039467-001	JEROME TUMMILLO, D.M.D.
033-8038995-001	O.C. STYLE INC.
033-8038180-002	SUGAR DADDY, INC.
033-8038574-001	TODD A. GEREB, D.D.S., INC.
033-8031239-001	MURPHY RESOURCES, LLC
033-8037005-001	ARIZONA NEWPORT SUBWAY, LLC
033-8031614-001	RKB ENTERPRISES, INC
033-8035875-001	VERSACOLD U.S. INC.
033-8032035-001	IFEANYI C. IGWEGBE, M.D.
033-8038805-001	R THUNDER, INC.

033-8033089-001	FOXFIRE PIZZA OF PRICE, LLC
033-8033319-001	KOALA TANS LLC
033-8037704-001	BUSINESS MACHINE AGENTS, INC.
033-8039680-001	JAMES B. KENDRICK, DMD, P.A.
033-8028142-001	MB HOLDING, INC.
033-8037202-003	CWF, INC.
033-8037411-001	JFC ENTERPRISES, LLC
033-8037173-002	BOISE PIZZA, INC.
033-8038224-001	SKYFIBER, INC.
033-8038632-001	GREAT SALONS OF KNOXVILLE, INC
033-8038305-001	SALAZAR'S MEXICAN RESTAURANTS
033-8037697-001	JARO INC.
033-8037065-001	X CAFE LLC
033-8039169-002	RTS CORP.
033-8038588-002	ROUND-UP PIZZA, INC.
033-8029951-001	FSU PIZZA, LLC
033-8035884-001	CSTORE #1, LLC
033-8038053-002	FACES, INC.
033-8027997-901	PARAMOUNT VENTURES, INC
033-8037238-001	TWIST INC
033-8033404-001	CINCY PIZZA, INC
033-8037083-001	NORTHRIDGE LANES, INC.
033-8034926-003	KOALA TANS LLC
033-8036846-001	PIZZA WITH PIZZAZ OF FORT MORG
033-8039364-001	DONALD S. REDFORD, D.D.S., P.C
033-8038170-001	WILLY'S BAGELS AND BLENDS, LLC
033-8038004-001	LLD, INC.
033-8034180-001	CAPITAL EDGE INVESTMENTS, LLC
033-8038875-001	AZTECH RENTALS OF SAN ANTONIO
033-8038456-001	CLS HOLDINGS, INC.
033-8035239-001	HOLLIS RESORTS LLC
033-8037085-001	BENTZ PHYSICAL THERAPY, P.C.
033-8037383-001	VASK, INC.
033-8039349-001	MARY E FIEDLER, DDS
033-8037904-001	NETVENTURE TECHNOLOGIES, INC.
033-8036029-001	DICK JORDAN, INC.
033-8038896-001	SUBURBAN ENDODONTICS ASSOCIATE
033-8036634-001	KIDSCOM, LLC.
033-8036622-002	CALIFORNIA COSMETIC AND HEAD A
033-8035386-001	BOYNTON MEDSPA GROUP, A PROFES
033-8031803-001	FITNESS WITH PURPOSE, LLC

033-8039616-001	ROXAS DENTAL CORPORATION
033-8028185-001	LIVIN LARGE, INC.
033-8032128-001	D & D PIZZA, L.L.C.
033-8036697-001	PHILLIP BALUNEK
033-8036563-001	TMB ENTERPRISES, LLC
033-8037476-001	LYNCHBURG INVESTMENT GROUP. LL
033-8038834-001	WILLS INVESTMENTS L.L.C.
033-8034457-001	MULTIPLE LISTING SERVICE OF CE
033-8038383-003	ALLIANCE PROPANE, LLC
033-8031421-001	TRIUNE INTERESTS, INC
033-8037699-002	KING KONG PRODUCTION VEHICLES,
033-8031652-001	ROM PIZZA, INC.
033-8031669-002	FSU PIZZA, LLC
033-8039407-001	JAMES W. MEDLOCK, D.D.S., P.A.
033-8036949-003	CAR CRAFTERS, INCORPORATED
033-8031472-001	JENLAU ENTERPRISES, INC.
033-8038376-001	NEWNAN SMILE CENTER, INC.
033-8035208-001	ACADEMY OF COSMETOLOGY & ESTHE
033-8037914-001	DAVID DOUGLAS TUSTIN, LLC
033-8036027-001	KNOX HOSPITAL CORPORATION
033-8037818-005	TLC GROUP LTD.
033-8038658-001	ANTOINE T. NGUYEN
033-8037756-001	COUNTRY INN OF MACOMB, INC.
033-8036637-001	IMPRESS PIZZA, INC
033-8036969-001	SAVVAS D. MINTATOS, P.C.
033-8036528-001	GOLD & BARE TANNING, INC.
033-8034862-001	SUBWAY #12668 INC
033-8038888-001	MOUNTAIN EXPRESS OIL COMPANY
033-8035187-001	OPEN HIGHWAYS, A LIMITED LIABI
033-8038375-001	WESTEND HOLDINGS, INC.
033-8038565-005	WYATT COMPRESSOR SERVICE, INC.
033-8035812-001	CALIFORNIA ACADEMY, INC. (THE)
033-8038525-001	RED LION INNS OPERATING L.P.
033-8039393-009	TSK HOLDINGS, LLC
033-8035535-001	GRANITE BOWL SOUTH, INC.
033-8037925-001	PINTA PRODUCTS, INC.
033-8038841-001	ARUNDEL NEUROLOGY, P.A.
033-8032698-003	COLORADO PIZZA INVESTMENTS, IN
033-8035945-001	NEXUS HEALTH SYSTEMS, INC.
033-8034519-001	SIGNCRAFT CORPORATION
033-8035712-001	DHARMAKUMAR WILSON GOMER, MD.

033-8037150-001	WASHINGTON EYE SPECIALISTS, P
033-8038411-001	RKG ENTERPRISES, INC.
033-8036811-001	LUMINOUS RAYS TANNING SALON,LL
033-8038535-001	CUSTOM DESIGN ORGANIZATION SYS
033-8037961-002	MARIA AVA BELLA A. VEGA, D.D.S
033-8032636-001	TN SUBWAY INC.
033-8036666-001	JULIE DURKEY
033-8033344-001	M S & A VENTURES, LLC
033-8030209-901	MID STATE TRUSS CO INC
033-8037066-007	VAN DE POL ENTERPRISES, INC.
033-8035826-001	FIVE TOWNS NEUROLOGY, P.C.
033-8038920-001	PROFESSIONAL IMAGE ADVERTISING
033-8039598-001	MAM, INC.
033-8038654-001	WILKINSON ENTERPRISES, INC.
033-8035096-001	NUCCI'S SALON AND SPA, INC.
033-8039695-001	CAROL A FETTEROLF
033-8038218-001	RAINBOW PASS, L.P.
033-8033757-001	APEX-TMC, LP
033-8032772-001	FOXFIRE PIZZA OF VERNAL, LLC
033-8031734-001	JIMMY D'S PIZZA, INC.
033-8037007-001	KYU C. HWANG
033-8036970-001	CENTRAL ORLANDO REFURB ENTERPR
033-8037439-001	NII ARYEE TETTEH, M.D., INC.
033-8037797-002	PUBLIC SERVICE COMPANY OF NEW
033-8029954-001	SUB SISTERS, LLC
033-8037728-001	FARZANEH LAZZARINI
033-8038729-001	ATLANTA'S FINEST BARBER SHOP &
033-8027954-001	JSKR, INC.
033-8033693-004	CENTRAL PENNSYLVANIA RENTALS,
033-8033013-001	ALL PET ANIMAL CLINIC, A PROFE
033-8037205-004	SHASTA-SISKIYOU TRANSPORT
033-8036065-001	PALMETTO PRODUCTION EQUIPMENT,
033-8039645-003	AHEAD OF HAIR, INC.
033-8031353-001	HINES & WILLIAMS, LLC
033-8038046-003	EXCEL SALES & SERVICES, INC.
033-8034074-001	T-MAC PIZZA, LLC
033-8036497-001	VERITY ENTERPRISES, LLC
033-8038891-001	TANNING UNLIMITED, LLC
033-8036515-001	RESTAURANT DEVELOPMENT ASSOCIA
033-8031123-001	SUBWAY AT EAST NEW YORK INC
033-8036258-001	IMAGE ATHLETIC LLC

033-8039035-002	ERIC S. BURGESS, D.M.D., PA.
033-8029374-001	NEXT VAN NESS GARAGE, LLC
033-8038726-001	NICK & CLAUDINE ENTERPRISES, L
033-8029611-001	CLUB FOR WOMEN ONLY, LLC.(THE)
033-8038970-001	RJ COLEMAN GROUP, LLC
033-8038251-004	CWF, INC.
033-8036743-001	IN HIS MOST HOLY SERVICES, LLC
033-8036473-001	DAISY DOO'S LLC
033-8038377-001	EHC, INC.
033-8037799-003	PUBLIC SERVICE COMPANY OF NEW
033-8034174-001	PLS14 INC
033-8038467-001	OLDE TOWN USA CARWASH & LUBE,
033-8038542-001	CLASSY CLIPS, LLC
033-8034800-001	WINSTON L. BENNETT
033-8039061-001	DMJJJ DENTAL, INC.
033-8035058-001	JANIM, INC.
033-8034307-001	COMBINED ENTERPRISES, LLC
033-8037310-003	CVR RENTALS, INC.
033-8028835-001	SEVEN OUT LLC
033-8038192-003	WOOD PROPANE CORPORATION
033-8036357-001	WILLIAM P. MCKAY, III, D.D.S.
033-8039006-001	PRABHUTA HOSPITALITY, LLC.
033-8034582-001	TWO BROTHERS PIZZA, LLC
033-8033452-004	VAN DE POL ENTERPRISES, INC.
033-8035541-002	JAMART, INC.
033-8038308-001	SIMON BARKAGAN, M.D.
033-8037643-001	TOTAL TRAINING, INC
033-8035667-901	ANIMAL EMERGENCY CLINIC OF WY
033-8036608-001	POWERHOUSE, INC.
033-8033983-001	CHRISTOPHER J. BEAUPIED, DVM
033-8036991-001	DAM9411, INC.
033-8034233-001	MAGNES ENTERPRISES, INC
033-8036210-001	THOMAS R. DIX, D.M.D., P.C.
033-8034563-002	TAP INVESTMENTS, LLC
033-8037430-001	ARTHUR D ATWOOD III
033-8036091-001	SIERRA CONSTRUCTION COMPANY, I
033-8038629-001	ALBERT A. ALFONSO, D.D.S., P.A
033-8038384-001	SIMON W. WONG,DDS, P.C.
033-8038263-002	STUDIO INSTRUMENT RENTALS OF S
033-8038531-001	GEORGE LYNN RICHARDSON
033-8037738-001	MATTY GRAY FITNESS, INC.

033-8032204-001	MICHAEL A. BENTZ, D.D.S.,P.C.
033-8037593-001	PARISH ENTERPRISES, INC.
033-8037229-001	JON'S DRY CLEANER AND LAUNDRY, INC.
033-8032824-001	BADSHAH ENTERPRISES INC
033-8030558-001	JCS PIZZA GROUP, INC.
033-8036267-002	O AND O ENTERPRISES, INC
033-8037695-001	TIRATA INC.
033-8035418-001	RECOVERY CONSTRUCTION SERVICE,
033-8037938-001	LEWIS AND KROGSTAD, INC.
033-8033560-001	HWC MANAGEMENT, INC.
033-8038049-001	HARVEY W. HOTTEL, INC.
033-8029609-001	JAN'S RESTAURANTS,INC.
033-8039028-001	CHEESY DOES IT, INC.
033-8039121-001	GK SEKHON, INC.
033-8037432-001	CAROLYN T. NGUYEN, DMD, P.A.
033-8034803-002	WIDO PIZZA, INC.
033-8036865-001	BLONDES, BRUNETTES & REDS, INC
033-8038226-001	PERFORMANCE PHYSICAL THERAPY,L
033-8035961-001	STEVEN D. DARMSTADT, D.D.S.,IN
033-8036677-001	MICHAEL D. DARDEN, MD, PA
033-8038280-001	NPCA, INC.
033-8038886-001	IBRAHIM-SMILEKEEPERS DENTAL, P
033-8038945-001	ANA M. GAMA,D.D.S.,INC.
033-8036486-001	LAKES DERMATOLOGY AND SKIN CAN
033-8032405-001	KING KONG PRODUCTION VEHICLES,
033-8039225-001	RAHIMI PIZZA, INC.
033-8034361-001	LT JOINT VENTURES, INC.
033-8038746-001	KENNEDY FITNESS, LLC
033-8037781-001	ORAL J. ATCHISON
033-8039141-001	SHIP'S CLIP, LP
033-8036447-001	VIBRA HEALTHCARE, LLC
033-8036056-002	COMPANY STORES, INC.
033-8037342-002	EXCEL SALES & SERVICES, INC.
033-8038178-001	JT2 INC.
033-8039011-001	OSCAR AND OSCAR CORPORATION
033-8036809-002	AMADOR SURGERY CENTER, INC.
033-8029358-001	COLORADO PIZZA INVESTMENTS, IN
033-8029888-001	DELINI LLC
033-8037128-001	JANE EUN CHUNG
033-8038227-001	LUBCZUK PROFESSIONAL DENTAL CO
033-8038182-001	CHARLES W. PERRY MD, INC.
033-8034413-001	LASER SKIN SOLUTIONS, INC.

033-8039126-003	RENTAL PLACE, LLC (THE)
033-8033714-001	RAILING DYNAMICS, INC.
033-8032528-001	DSJ CLIPS, LLC.
033-8035343-001	LEE MARTIN SALON, INC.
033-8038675-001	DOM'S AUTO BODY, INC
033-8038474-001	DENTAL EXPRESSIONS, P.L.
033-8026990-901	LAKE SUPERIOR PIZZA INC
033-8039471-002	VANGUARD UROLOGIC ASSOCIATES
033-8032358-002	VAN DE POL ENTERPRISES, INC.
033-8037933-001	JOSE & CARMELO MAIN STREET MAR
033-8030572-002	CHONG ANDERSON INC.
033-8038039-002	GFF, INC.
033-8037473-001	DIAMANTE SALONE, LLC
033-8037999-001	INVISION DEVELOPMENT GROUP, LL
033-8038986-001	JEFFERY R. GOSNEY, DMD
033-8037794-001	FIRSTCARE MEDICAL CENTER, P.C.
033-8037650-001	DYNAMIC MEDICAL CENTER, INC.
033-8037754-001	SANTIAGO B. MONTOYA, M.D., COR
033-8037182-001	KMK CONSTRUCTION, INC.
033-8038417-001	ROSHAN ENTERPRISES, LLC.
033-8039133-001	PLUMED HORSE GROUP, LLC
033-8037131-001	DON E. ALLEN
033-8037258-003	ARK ENTERPRISES, INC.
033-8035723-001	FRANCIS S CRUZ, DDS
033-8036908-002	WILDCAT EXCAVATING & CONSTRUCT
033-8038393-001	MARY A. SANDERS, DMD, PA
033-8036861-001	FACES, INC.
033-8029361-002	COLORADO PIZZA INVESTMENTS, IN
033-8039100-001	MCCARTY MANAGEMENT CO
033-8032955-001	OLNEY'S BEST BURGERS INC
033-8038899-001	JIMMIE BOND MASONRY, LLC
033-8037873-001	RJR ENVIRONMENTAL PROFESSIONAL
033-8038650-001	B & B PIZZA, INC.
033-8037850-001	EDWARD VERNON KUCH, DDS
033-8036242-001	JUSTIN MOODY P.C.
033-8036312-001	UPTOWN TANNING, INC.
033-8029626-001	ROLLIN' DOUGH S.V., LLC
033-8038247-002	SHEPHERD UNIVERSITY
033-8037305-001	CREATIONS IN WOOD, INC.
033-8038901-001	HANEY BROTHERS TRUCKING COMPAN
033-8038635-001	JAZS PIZZA, INC.
033-8037323-001	RICHARD L. OWENS, D.D.S., L.L.

033-8037372-001	ANDREW J. GILBERT
033-8031010-001	KATIE M. STOREY, D.M.D.,P.S.
033-8038706-001	VANGUARD UROLOGIC ASSOCIATES
033-8036047-001	INSPIRE FITNESS, LLC
033-8038302-001	ALMAGNAT, INC.
033-8037216-001	SOUTHERN RENTS, LLC.
033-8037613-001	SPENCER BAUM, D.D.S.,P.A.
033-8034260-001	MIOZZI ENTERPRISES, INC
033-8028602-002	MB HOLDING, INC.
033-8038255-001	CENTRAL VALLEY XTREME FITNESS
033-8036366-001	LYCO MANUFACTURING, INC.
033-8036973-001	NORTH SPOKANE PHYSICAL & SPORT
033-8034727-001	MICHAEL B. WINDLEY
033-8028261-001	ULTRATEK CONSULTING, INC.
033-8037322-002	PORT CITY RENTALS INC.
033-8037053-001	NEIL BROWN, MD, PHD, PA
033-8035684-001	SCULPTURE, INC.
033-8037921-001	RAF ENTERPRISES, LLC
033-8033681-001	TIMBER LANES BOWLING CENTER, I
033-8037278-001	REMOTE FACILITIES CONSULTING S
033-8034993-001	DANIEL V. SWANNER, P.T.
033-8036176-002	OILFIELD ANCHOR COMPANY, INC.
033-8037018-002	DAISY DOO'S LLC
033-8038125-001	EVELYN APOSTOLOU
033-8036066-001	BRETT D. WYMAN, D.D.S., P.C.
033-8039415-002	PLUMED HORSE GROUP, LLC
033-8036184-001	SALON YORYA, INC
033-8032343-001	TEN SALON, INC.
033-8039390-001	MANN PIZZA, INC.
033-8038751-001	ALL CLIMATE MECHANICAL, INC.
033-8036996-001	SPENCER J. KEMMER, D.D.S., P.C
033-8036429-002	ASP ENTERPRISE, L.L.C.
033-8038148-004	TSK HOLDINGS, LLC
033-8039532-001	HUDSON'S FURNITURE SHOWROOM, I
033-8036349-001	TEAM SPORT OUTFITTERS, INC.
033-8038269-001	ULTRA-FLOORS SPECIALIST INC.
033-8037087-001	GLOW HAIR SALON, LLC
033-8039108-001	EXPRESS STEEL BUILDING, INC.
033-8030747-001	MIRANK, LLC
033-8030192-001	MYOBZ, LLC
033-8039031-001	CAPTIVA ENTERPRISES, INC.
033-8036968-001	SUNKISSED TANNING, INC.

033-8037765-001	PUBLIC SERVICE COMPANY OF NEW
033-8036901-001	ABELARDO LOPEZ, DDS
033-8037604-001	TANNING TYME, INC.
033-8037791-001	HALLIGANS, INC.
033-8037459-001	SUNHOUSE PETROLEUM, LLC
033-8038484-001	GALAXY BOWL, LLC.
033-8035060-001	SOPI'S HAIR TRIX, LLC
033-8038100-003	GFF, INC.
033-8036854-001	DIANE M. LOUGH
033-8036888-001	MARC C. DUNN, D.D.S., M.S.
033-8035912-001	DESIGN JEWELERS, INC.
033-8038513-001	LAKE TOXAWAY COUNTRY CLUB INC
033-8036941-001	LYNCH/MCDONALD MANAGEMENT, INC
033-8037993-001	MONROE MOBIL, INC.
033-8037627-001	INTEGRATED OF AMARILLO, INC.
033-8037107-002	VEIN & LASER CLINICS, S.C.
033-8039339-001	ARLINGTON TAKE-HOME, INC.
033-8038217-001	FOOD WITH CARE INC.
033-8037696-001	MICRA, INC.
033-8037267-001	JOHN SIDNEY THOMPSON
033-8035229-001	JOSEPH JOHNSON, JR., DMD
033-8034271-001	ARTHUR J. MUND, III, D.D.S., P
033-8038312-001	CHRISTIAN SANTILLAN
033-8035366-001	5 M LLC
033-8034283-001	H. H. RESTAURANT, INC.
033-8028966-001	QSR CONCEPTS INC.
033-8032943-001	AC REED ROAD, INC.
033-8035725-001	ROBERT F. DEVIN, D.D.S. LTD.
033-8035178-002	W. F. SHUCK PETROLEUM CO
033-8036607-001	LIDGIA R. VIVES-JACKSON, M.D.
033-8029371-001	ADVANCED MACHINING TECHNIQUES,
033-8033845-001	MOSES WATSON, III D.D.S., P.A.
033-8033951-001	LIVE OAK VETERINARY HOSPITAL,
033-8039377-001	ARIEL R. LEANO
033-8035051-001	AMY HIERS
033-8039647-001	R4CORP, INC.
033-8038389-001	SOUTH POINTE DRYICE BLASTING,
033-8036812-001	THE KAYLEETRACE COMPANY LLC
033-8038550-001	PALM BEACH HOME FOR ADULTS, LL
033-8037009-001	ROBERTO VASQUEZ, A DENTAL CORPORATION
033-8036621-001	JOHNSON FORD
033-8035828-001	FIVE IN FIVE, INC.

033-8036196-001	BRACHO MARBLE & GRANITE, INC.
033-8034076-001	PUMP DR., LLC
033-8036604-001	JUAN LAVOY
033-8038689-001	BARNEY MACHINERY COMPANY
033-8039252-002	TODAY'S TANNING, INC.
033-8038871-002	BRENCO MARKETING CORP.
033-8033003-001	TAR HEEL CLIPPERS, INC
033-8033995-001	LORA D. SITTON, DMD
033-8033046-002	TSK HOLDINGS, LLC
033-8035991-001	WE CARE PARTNERSHIP
033-8036821-001	SPOT SECURITY, INC.
033-8033657-001	UNITED FRESH CANTINA LIMITED L
033-8039557-001	FIREBALL ENTERTAINMENT, INC.
033-8037888-001	J.C. LAND & SITE DEVELOPMENT I
033-8032953-001	DR. DZUNG PHAM
033-8036106-001	GEORGE J. LIKAKIS, D.D.S., LLC
033-8039692-001	PAUL GRONSKI ENTERPRISES, INC.
033-8039668-001	KERRY J. KERNOHAN
033-8033469-002	MARP PIZZA LLC
033-8036277-001	LUNATIC FRINGE, L.L.C.
033-8033595-001	LORI L. TRAHAN, PC
033-8036500-001	NESTOR L. AQUINO, D.M.D., A PR
033-8036337-001	JONATHAN TAM, M.D., INC.
033-8039273-001	LAKESIDE PIZZA, INC.
033-8037245-001	NJJ ENTERPRISES, LLC
033-8032272-901	RMA NAUTILUS, INC.
033-8037589-001	L.M. ROJAS DENTAL CORPORATION
033-8035638-001	SAN DIEGO AIR & SPACE MUSEUM
033-8030115-001	JM THOMAS INC.
033-8035802-001	SOUTHEAST FITNESS GROUP, INC.
033-8029350-001	P LESAINT CORPORATION
033-8037619-001	SION POWER CORPORATION
033-8035596-001	ALICE LEUNG, D.M.D., P.C.
033-8035639-001	CHANG K. CHUNG, DDS
033-8033276-001	GUMBS ORTHOPEDIC MEDICAL GROUP
033-8033588-001	HUAN NGUYEN, DMD, INC.
033-8039353-001	RALPH R. RIMKUNAS
033-8039458-001	CALIFORNIA AUDIO VIDEO, INC.
033-8039688-002	GALVEZ DENTAL CORPORATION
033-8039525-001	PETER R. ASTUY JR.
033-8034546-002	SPJ DISTRIBUTORS, INC.
033-8039113-001	NORTHWEST GOURMET FOOD PRODUCT

033-8039578-001	STRATHMORE CARPETS, INC.
033-8028773-001	KFJ INVESTMENTS, INC.
033-8037045-001	TREND DISIGNS, INC.
033-8038616-001	ELITE TREE, INC.
033-8036562-001	C.F. FICK & SONS, INC.
033-8039676-001	GROUNDS FOR CHANGE, INC.
033-8039450-001	JOHN E. MCCLAIN
033-8039511-001	DARCOTT, INC.
033-8039210-001	WORLDWIDE RECOVERY SYSTEMS, IN
033-8034342-901	WEIRTON RENTAL CENTER, INC
033-8035069-002	TOOL SHED (A), INC.
033-8038842-001	FAST TRACK PIZZA INC
033-8039605-001	SCHNEIDER'S TIRE & AUTOMOTIVE
033-8039192-001	DECKMASTER CONSTRUCTION, INC.
033-8037895-001	KENNETH EVANS
033-8038869-001	HOLLYWOOD TENTWORKS, INC
033-8036070-001	DIVERSIFIED FUEL GROUP, INC.
033-8037585-001	STAR TRADE, INC.
033-8038167-001	TRAILBLAZER STUDIOS NC, INC.
033-8039516-004	ALLIANCE PROPANE, LLC
033-8036378-001	SARA SMILES CLEANING, INC.
033-8036018-001	ENVISION SALON & SPA, INC.
033-8037462-001	DOUGLAS & TINA LINDQUIST
033-8035647-001	VSTYLES, INC.
033-8037036-001	CENTRAL WELDERS SUPPLY, INC.
033-8039509-001	MERCURY FREE DENTAL, P.C.
033-8039269-001	FINAO, L.L.C.
033-8039139-001	KHAMIS ANTAR
033-8038950-001	HENRY D. NUNEZ, INDIVIDUAL
033-8039030-001	D & S TEXTILE SERVICES, INC.
033-8035314-001	KHAMPHONE & MOLLY SIVONGSAY
033-8035921-001	MNM FOODS, LLC
033-8037086-001	ADVANTAGE IX, INC.
033-8035008-001	HEATHER L WERNER
033-8039419-001	GALVEZ DENTAL CORPORATION
033-8034899-001	ELLIE ENTERPRISES, INC.
033-8036348-001	MARK A. & ELIZABETH S. MCQUILK
033-8036361-001	NEIL N. MIGHALL, D.D.S.
033-8036036-001	PLANET NUTRITION, INC.
033-8036167-001	POCOMOKE HOSPITALITY GROUP INC
033-8034197-001	MILLER ENGINEERING & CONSTRUCT
033-8039009-001	KCB PIZZA, LLC

033-8039429-001	HEADQUARTEZ, INC.
033-8039264-001	SWF FOOD CORP.
033-8038479-001	CLOSETS, INC.
033-8037020-001	JENNIFER L. DANIEL
033-8038136-001	RN FOODS, INC.
033-8038091-001	SPARKLING OREGON!, L.L.C.
033-8025497-001	LORILINA'S
033-8038397-001	FENTON MOBILITY PRODUCTS, INC.
033-8039403-001	JACKIE LOVE EXCAVATION AND LAN
033-8038793-001	DEAN LORIMER
033-8038453-001	GERALD W. BAILEY, D.D.S.
033-8036427-001	ROBERT L. HESLEP
033-8036016-001	DR. SABRINA E. MICKEL, D.D.S,I
033-8035952-001	NORWOOD DENTAL ASSOCIATES,A PR
033-8039657-002	HYDRO, INC.
033-8023281-001	ASR PIZZA, INC.
033-8035990-001	SPIRAL 125, INC
033-8038788-001	STOLTZFUS CABINET SHOP, INC.
033-8038820-001	BATTERY CONCEPTS INTERNATIONAL
033-8039020-001	DRAIN BUSTERS, LTD.
033-8034560-001	PRENATAL PICTURE (THE), INC.
033-8037766-001	FOR CATS ONLY VETERINARY CLINI
033-8035951-001	MARK M. DAVIS, D.D.S., P.C.
033-8039354-001	BY THE ROCKIES, LLC
033-8039582-001	ILLUSTRATED ESCAPES, INC.
033-8034272-001	STUFF IT MOBILE STORAGE, L.L.C
033-8035434-002	CREATIVE HAIR ACQUISITION CORP
033-8032709-001	JAK PIZZA, INC.
033-8039355-001	BY THE RIO, LLC
033-8035707-001	MKS OF VIRGINIA CORPORATION
033-8036171-001	P.K. DESIGNS, INC.
033-8034979-001	LONESOME DOVE CONCRETE PUMPING
033-8038569-001	FIREPLACE DISTRIBUTORS, INC.
033-8038671-001	GILSON AUTO BODY, INC.
033-8036615-001	LONNIE R. SMITH, MD, INC.
033-8038755-001	LIVERMORE COLLISION CENTER, IN
033-8038207-001	4D PICTURE PERFECT, LLC
033-8029950-002	GOLD LION INTERNATIONAL, INC.
033-8038445-001	SV HOTELS, LLC
033-8035329-001	EGGOLOGY, INC.
033-8035252-001	RED'S PATIO GRILL, INC.
033-8036368-001	STRIKE IT RICH, LLC

033-8029284-001	DVS ENT. INC.
033-8039565-001	SANDPIPER REHAB & NURSING, LLC
033-8038221-001	ULTIMATE TAN SUN SYSTEMS, INC.
033-8038657-002	EINSTEIN INDUSTRIES, INC.
033-8036358-001	J & K PEDIATRICS AND ASSOCIATE
033-8039526-001	BRYAN CONTAINER COMPANY,INC.
033-8036907-001	AKSHAR PURSHOTTAM ENTERPRISES,
033-8036801-001	DOUGLAS COTTON, D.M.D., P.S.C.
033-8038527-001	SAFE AHLOE SALON SYSTEM,INC.
033-8038093-003	EASTERN EVENTS, INC.
033-8039566-001	SANDPIPER INDEPENDENT & ASSIST
033-8038530-003	IMAGEONE IMPACT, INC
033-8038058-001	BISMILLAH INVESTMENTS, INC.
033-8039404-001	SPACE COAST SIGHT & SOUND, INC
033-8038973-001	KEVIN A. RIGGS
033-8032800-001	WILLIAM L. BECK, DMD.
033-8038934-001	ATLANTA COSMETIC AND FAMILY DE
033-8037752-001	BEAVERS ASSET MANAGEMENT, L.P.
033-8038158-001	BRISTOL HOUSE OF PIZZA, INC.
033-8029257-001	STENZLER & HUNT LLC
033-8035325-001	WILLIAMSON ENTERPRISES, INC.
033-8038599-001	NU FLOW AMERICA, INC
033-8038316-001	EMPLOYMENT PLUS INCORPORATED
033-8036318-001	AQUA DULCIS ASSET MANAGEMENT,
033-8031855-001	REUBEN R. SCHWARTZ, JR.
033-8036090-001	SMOOTH SKIN, P.C.
033-8038253-001	SANSONE INDEPENDENT HONDA AND
033-8038449-001	MIKE HARRISON CONSTRUCTION, L.
033-8038480-001	KONRAD DESIGN LTD
033-8037408-001	ORIGINAL INVESTORS, INC. (THE)
033-8034206-001	JIM SHERMAN, INDIVIDUAL
033-8038838-001	MIKE'S TRANSMISSION SERVICE, I
033-8037084-003	TENTS, CHAIRS & PARTY WARES, I
033-8038807-001	MOORE BUILDING, LLC (THE)
033-8036382-001	T AND K ENTERPRISE CORPORATION
033-8027700-001	CASAGLAS, INC.
033-8038645-003	TEXAS VETERINARY HOSPITALS, P.
033-8036588-001	PANGIE SAUCE, INC.
033-8035901-001	MARJAN GARMESTANI, DDS, INC.
033-8039259-001	THOMAS L. JONES
033-8038762-001	CALL-A-COPY, INC.
033-8035184-001	JATOR, INC.

033-8030005-001	FOUR-LEGGED FRIENDS ANIMAL HOS
033-8038477-001	PHOENIX MERCHANDISE DISTRIBUTI
033-8036676-901	POT O' GOLD MULTI-CINEMA PRODU
033-8036744-001	MIAMI CITY CLUB, INC.
033-8037063-001	ATI JET, INC.
033-8034781-002	ALLIANCE PROPANE, LLC
033-8035995-001	OPTIMA GRAPHICS, INC.
033-8037905-001	MATRIX SYSTEM SOLUTIONS LLP
033-8035412-001	L & L VENTURES INC.
033-8035687-001	ION ART, INC.
033-8033856-003	PINE VALLEY RENTAL AND SALES,
033-8038541-001	BEST STAFF, INC.
033-8028946-001	2 BROTHER'S PIZZA INC.
033-8038545-001	ASCOT DIAGNOSTIC SERVICES INC.
033-8032905-001	NEW ENGLAND DRILL AND ROCK SPL
033-8028696-001	NORTH COAST SUBWAY, INC
033-8034317-001	HEAD & NECK ASSOCIATES, S.C.
033-8035728-001	GARY G. FONG, DDS
033-8034565-001	PIANCONE GROUP INTERNATIONAL,
033-8037953-002	HAYM SOLOMON HOME FOR THE AGED
033-8039287-008	JEFFREY GIANGRANDE CORPORATION
033-8039650-001	GROUNDWATER ANALYTICAL, INCORP
033-8039090-001	F STREET CONVENIENCE STORE, L.
033-8034698-001	SQUARE BEARING, LLC.
033-8037001-001	FS HAWAII, INC
033-8038055-001	GEORGE BARDEKJIAN
033-8038237-001	TRADE MARK SPECIALTY, INC.
033-8038239-001	G & B ENVIRONMENTAL, INC.
033-8035950-001	ANTONIO KNOX, DDS,PA
033-8037533-001	CITY WIDE JANITORIAL MAINTENAN
033-8035860-001	KIM AND LING DENTAL GROUP, A C
033-8030536-001	BLUESUBS24 CORPORATION
033-8038810-001	GELDBACH AUTO & TRUCK REPAIR,
033-8039096-003	PALM GARDENS RECEIVERSHIP LLC
033-8038434-001	KONDO MOTORS, INC.
033-8035533-001	H&P CAPITAL, INC.
033-8036299-001	MEDCO HEALTH SYSTEMS, LLC.
033-8038503-001	RAINBOW PACKERS, INC.
033-8036635-001	CONSOLIDATED TESTING LABORATOR
033-8034189-002	ATV PROPERTIES LLC
033-8032169-001	DAYTONA TANNING & NAILS, LLC
033-8038817-001	NO FEAR, INC.

033-8039631-001	JUANITA OCHOA
033-8038113-001	ALHAMBRA BOWLING CENTER, INC
033-8035659-001	ESTHETIC PROCEDURES OF LONG ISLAND LLC
033-8035409-001	FRED J. WHITE, D.D.S., P.C.
033-8038774-003	TOTAL TRAINING, INC
033-8036476-001	LOR-J, INC.
033-8035512-001	RANDY B. CRONIC, M.D.,P.C.
033-8035539-001	MIDWEST INTERNAL MEDICINE, P.C
033-8035567-001	JOHN B. WILEY, D.D.S., P.C.
033-8037762-001	MID-WAY LANES, INC.
033-8037530-001	DK CELLARS
033-8038813-001	MICHELE K. CHALUPNIK
033-8038082-001	SHEPHERD UNIVERSITY
033-8038579-001	T.G. MAYES & M.W. KOEHLER ENTE
033-8032328-001	GOTHAM LASIK, PLLC
033-8035804-001	SAN FRANCISCO SPORT AND SPINE
033-8034864-001	H & H PROPERTIES, L.P.
033-8036436-001	VINNY'S GARDEN CENTER, INC.
033-8033012-001	BOLEK, INC.
033-8029716-003	CENTRAL PENNSYLVANIA RENTALS,
033-8037481-001	S & L UNDERGROUND, INC.
033-8036051-001	PMC, INC.
033-8028661-001	VIENNA FOOD SERVICES, INC.
033-8037608-001	LITE TOUCH HAIR SALON, INC.
033-8036717-001	PHOENIX DELI DEVELOPMENT GROUP
033-8039198-001	JOHN'S CLEANERS, INC.
033-8035036-001	MIRACLE WITHIN ULTRASOUND, L.L
033-8036204-002	WILDFIRE, LLC.
033-8039461-001	RSQUARED RESTORATIONS, L.L.C.
033-8036724-001	WHITETAIL NURSERIES, INC.
033-8038618-001	DENISE STEPANEK
033-8036597-003	AMJAY CORP.
033-8036487-001	SALON ALEXANDAR, LLC
033-8037870-001	GRAPHIC IMPRESSIONS, INC.
033-8035918-001	RENEE C. MACLEOD, D.O.,A MEDIC
033-8036048-001	COVENTRY PETROLEUM, INC.
033-8035613-001	COMPLETE CARE MEDICAL OF NY, P
033-8030438-001	MIDTOWN SPORTS IMAGING, INC.
033-8035370-001	SAFFO INC. II
033-8038047-001	RMB EMBROIDERY SERVICE, A PAR
033-8035764-001	BIJANI ENTERPRISES, INC.
033-8037212-002	SLEEP WAVES, INC.

033-8036988-001	AMOR ELECTRONICS, INC.
033-8039651-002	INGRID N LEE-LOY, D.D.S., PA
033-8034443-001	BIJU CYRIAC, DDS., P.A.
033-8036819-002	2 STARS ENTERPRISES, INC.
033-8033671-001	RUEL T. STOESSEL, M.D., P.A.
033-8034902-001	BENJAMIN GLICK D.M.D.P.C.
033-8037771-001	YOUR OTHER OVEN, INC.
033-8036849-001	BAM PIZZA, INC.
033-8038699-001	WHEELING ANIMAL HOSPITAL, P.C.
033-8031915-001	WILCOX SOUND & COMMUNICATIONS
033-8038965-001	CALVIN W. CRAIG
033-8036035-001	CRE8 SALON & SPA, LLC
033-8037897-001	D.D.S. SERVICES, LLC
033-8033678-001	CAT CARE CLINIC OF ASHVILLE,P.
033-8035970-001	RICE BOWLING CENTER OF STUTTGA
033-8038476-001	TRIAD PIZZA, INC.
033-8033909-001	VET PETS ANIMAL HOSPITAL AND P
033-8032379-001	SERVUS HOTEL GROUP, INC.
033-8029303-001	CRAIG S. SUTTON, DDS, INC
033-8038458-001	KATHY GUYON
033-8035031-001	CORESTAR TECHNOLOGIES, INC.
033-8033878-001	ANTHONY S LUKER
033-8036953-001	ROGELIO OLIVETTI
033-8035319-001	THOMAS J. ELLIOTT D.D.S., P.C.
033-8039118-001	PARADIGM LABEL, LLC
033-8034363-004	TLC GROUP LTD.
033-8038925-001	SUPERIOR PRESSURE WASHING, LLC
033-8039296-001	PAJO'S PIZZA, LLC
033-8039628-001	PHOENIX ARISING, INC.
033-8037147-001	ESTRELLA SPECIALTY MEDICAL CAR
033-8036367-001	ICONIC IMAGING, INC.
033-8039427-001	DOMENICO TRUGLIA
033-8034450-001	THOMAS BACKENSTOSE, DMD.,P.A.
033-8037071-001	SOUTH COAST CIRCUITS, INC.
033-8032400-001	PREMIER MEDI-SPA, LLC
033-8031883-001	BAGLEY ROAD ANIMAL HOSPITAL, I
033-8038452-001	FASTACO, INC
033-8035134-001	EPIFANIO JOSE DELEON, MD, A ME
033-8037499-001	BEARING & INDUSTRAIL SALES, IN
033-8038222-002	RAINBOW PASS, L.P.
033-8026452-001	TOP DEAD CENTER AUTOMOTIVE COR
033-8037659-001	TRIPP ELECTRIC MOTORS, INC.

033-8038412-001	JMPR PIZZA, LLC.
033-8035735-001	LLOYD COSTELLO, M.D., A PROFES
033-8039374-001	KEN KIRKLAND ENTERPRISES INC.
033-8031653-001	VISUAL CHANGES SALON & SPA, INC.
033-8034597-003	CAROLINA CLIPPERS, INC.
033-8036687-001	HARPETH FINANCIAL SERVICES, IN
033-8034165-001	WAVE LOCH, INC.
033-8039592-002	JAN OUTDOOR ADVERTISING, LLC
033-8037062-001	WEST COAST ACQUISITIONS, INC.
033-8037207-002	B & K AUTO BODY, LLC
033-8036521-001	ANDREA M. POWELL
033-8034572-002	PLACER EQUIPMENT RENTALS, INC.
033-8037291-001	ANDREW S BORDER
033-8039412-002	ANCONA'S JEWELRY, LTD
033-8037148-001	WILLIAM S. DICKENS
033-8037166-001	FLEET-PLUMMER HARDWARE COMPANY
033-8037209-001	T & J CARPETS, INC.
033-8037160-001	CARR'S TOWING, INC.
033-8037562-001	EISENHOWER PIZZA, INC.
033-8035750-001	WOK EXPERIENCE, INC. (THE)
033-8039437-001	MICHAEL PROFFITT
033-8037622-001	STEVEN'S LAWN CARE, INC.
033-8037396-001	DIGITAL SPECIALTY SERVICES, IN
033-8037458-001	ALL NEEDZ RENTAL CENTER, INC.
033-8037350-001	PIZZA ZONE OF POTOMAC, INC.
033-8032979-001	SAKWA CORPORATION
033-8039184-002	NO FEAR, INC.
033-8039008-001	WASTEWATER SERVICES, INC.
033-8036766-001	SHAMEEMA ESSOF
033-8036703-001	ZELDA M. PITTMAN DDS, P.C.
033-8035666-001	KELLEY S CRETORS
033-8035013-001	PAUL GRUBER DESIGN COMPANY
033-8036862-001	WEST WINDS VETERINARY SERVICES
033-8038967-001	INDIAN PEAK VINEYARDS, LLC
033-8025438-001	SUBWAY #31089, INC.
033-8038701-001	GLENNVIEW GROUP, INC.
033-8038827-001	SPACE MASTERS, INC.
033-8032494-002	ARIZONA ASTHMA & ALLERGY INSTI
033-8036816-001	AZMATH S. QURESHI, M.D., INC.
033-8038648-001	INTEGRATED THERAPY PRACTICE P.
033-8034901-002	DONALD L. ZIEGLER
033-8037819-001	PAUL JONES EXCAVATING, INC.

033-8037531-001	TRIDENT TOOL INC.
033-8031210-001	STEINKALT INC.
033-8037069-001	LEBANON BOARD OF REALTORS, INC
033-8036871-001	8E6 TECHNOLOGIES
033-8036761-004	LEROY DIXON ENTERPRISES, INC
033-8036138-001	COLOR-SALON AND DAY SPA L.L.C.
033-8037515-001	PHARMED CORPORATION
033-8036141-001	SALONBLU, LLC
033-8035093-003	CONTRACTOR SALES & RENTALS OF
033-8030000-002	OUR DREAM PIZZA, INC.
033-8031349-002	NEXT VAN NESS GARAGE, LLC
033-8028363-001	GREAT WEST PIZZA, LLC
033-8037701-001	MID SOUTH PRINTING, LLC
033-8034960-001	MARY FE G. MONZON, DDS, INC.
033-8035362-001	RALPH CONNER, DO, INC
033-8036976-001	CHAIR CARE PLUS, INC.
033-8036967-001	PUTUL DISTRIBUTORS, INC.
033-8036892-001	SOUTHERN OASIS, L.L.C.
033-8039070-001	SAVAGE GROUP, LLC
033-8039092-001	2 THE RESCUE LLC
033-8039230-001	BONDTAY, LLC.
033-8039089-001	GREATER WASHINGTON D.C. FIRST
033-8034540-001	CONTEMPORARY MEDICAL SERVICES,
033-8034106-001	STEVE HALL OIL CO., INC.
033-8037125-001	HOTTIE BODY TAN BLAINE, LLC
033-8038461-001	TROPICHEM RESEARCH LABS, INC.
033-8035039-001	SAID SHAARI, D.D.S.
033-8036919-001	BZ FOODS, INC.
033-8038885-001	HANSEN HOME IMPROVEMENT & REST
033-8038138-001	WINDCLIFF ENTERPRISES, LLC
033-8036934-001	MAXIMUM EXPOSURE, L.L.C.
033-8033989-001	AMERICAN METAL FILTER COMPANY
033-8036624-001	EASTERN EVENTS, INC.
033-8038623-001	CARMELA FOOD DISTRIBUTING, INC
033-8028926-001	SBS FOODS, LLC
033-8038157-001	SPA-TACULAR VENTURES, LLC
033-8037060-003	LAKE SALES DIVERSIFIED, INC.
033-8036598-001	JOSEPH C. LEE, D.M.D., P.C.
033-8036680-001	ABIGAIL LINGAD
033-8034989-001	L. DAWN CHRISTIAN D.D.S.,P.C.
033-8039482-001	POWERCOM, INC.
033-8037572-001	ANGELA GRACE ORLANDELLA

033-8032822-001	MOTTAS ENTERPRISES INC.
033-8037438-001	NELSON FAMILY DENTISTRY, P.C.
033-8035507-001	THOMAS C. SCHIELDS, D.D.S.,P.A
033-8037354-001	NATURAL HAIR GROWTH CENTERS OF
033-8036205-001	EDWARD ALARCON
033-8034932-001	DENTAL SERVICES OF SOUTH WINDS
033-8038002-002	SUN COUNTRY CLEANERS, INC.
033-8038044-001	BIG ROCK CONSTRUCTION AND ENVIRONMENTAL
033-8036601-001	HRS, INC.
033-8038625-002	CASBAH ROCK, INC.
033-8033949-001	HERBERT DUVIVIER, M.D., PROFES
033-8037759-003	AGGRESSIVE COMPANY, INC
033-8033462-001	GRAPHIC REPRODUCTION
033-8037239-001	ALAN B CAFFERTY
033-8038963-001	AQUIDNECK HEALTH, LLC
033-8037309-002	PAUL RENTS, INC.
033-8037757-002	AGGRESSIVE COMPANY, INC
033-8038495-001	SHANNON AGNEW
033-8034881-001	TAYLOR RESTAURANTS, LLC
033-8036788-001	MILLER ELECTRIC & TECHNOLOGY
033-8036149-001	CAROL A. LUNDQUIST, DVM, P.C.
033-8031089-002	PB & J PIZZA INC
033-8032670-003	ALLIED HEALTH CARE SERVICES, I
033-8036875-001	JOHNSON'S GENERAL STORES, INC.
033-8038161-001	UNIVERSAL CARPET CARE, INC.
033-8038128-002	EVOX PRODUCTIONS, LLC
033-8038835-002	SERVICE FOODS, INC.
033-8037598-002	CARTER A. LANE, DDS,MS, INC
033-8036782-002	UPTON INC
033-8036900-001	EURE EQUIPMENT RENTALS, INC.
033-8031609-001	VAN DE POL ENTERPRISES, INC.
033-8039345-001	JAMES HARRIS
033-8033384-001	SHAWN S. RANEJAT, DDS
033-8038777-001	FUEL DELIVERY SERVICES, INC.
033-8038792-001	ANDMAR, INC.
033-8038818-001	ALLISON AND ASSOCIATES INVESTM
033-8038977-001	MEAT,POTATOES & TOASTED BUNS,
033-8034320-001	STEWART AND STEWART, A MEDICAL
033-8034287-001	NANCY U. WILLIAMS, D.V.M.
033-8034397-001	D.M. SEUFERT ASSOCIATES, INC.
033-8031175-001	BRETT V. CURTIS, M.D., A PROFE
033-8031959-001	STRANDS HAIR STUDIO, LLC.

033-8034738-001	A & G SENSATIONAL BAKE SHOP, I
033-8036845-001	CASTELLAN INC.
033-8039346-004	SALINA BOOKSHELF INC
033-8037628-001	ASANTE SALON, LLC
033-8037161-001	PREFERRED AUTO CARE
033-8034770-001	GREATER ATLANTA RADIATION ONCO
033-8038098-001	PACIFIC RIM TRENCH AND SHORING
033-8039161-001	RALPH R. VEGA, M.D.,D.A.B.F.P.
033-8039581-001	AWAY CAFE, LLC
033-8036575-001	IMPACT MANAGEMENT CONSULTING S
033-8035211-001	NSI SOUND AND VIDEO, INC.
033-8032660-001	DANIEL J. SCHUSTER, DDS
033-8034344-001	LWK'N ENTERPRISES, LLC
033-8036430-001	PLUMSTERS, LTD
033-8036359-001	JOSEPH RITKES
033-8037445-001	ABR INVESTMENTS, INC.
033-8033294-001	SAJE CLIPS LLC
033-8038352-001	SUELLEN M. PFOST
033-8038544-001	HILLTOP BOWL, INC.
033-8036546-001	BOTTLE WATER SUPPLY CO.
033-8039026-001	INTERACTIVE GROUP, L.L.C.
033-8037890-003	NORTHEAST INDIANA TRUCK CENTER
033-8032626-001	CENTRAL ILLINOIS BOARD OF REAL
033-8034015-001	THAT'S MY BABY ULTRASOUND, LLC
033-8037308-002	CONGREGATION YESHIVA BEIS CHAY
033-8038515-001	K.V.S. EMERGENCY SERVICES, INC
033-8036385-002	RENT-ALL OF NEWPORT, INC.
033-8039507-001	ELAYNE JAMES SALON AND SPA, LL
033-8036864-001	SUNRX, INC.
033-8035144-001	PMCA BAKERSFIELD, LLC
033-8035976-001	ZETOUNA, INC.
033-8038083-001	JRW GENERATIONS INC
033-8029150-001	MALVERNE LANES INC.
033-8038761-001	CAROLINA CLOSETS, INC
033-8036554-001	URBAN GROWERS, LLC.
033-8038928-001	T/Q SYSTEMS INC.
033-8033342-001	HARTSVILLE IMAGING ASSOCIATES
033-8029712-001	QUE ENTERPRISES, LLC
033-8032567-002	PREMIER MEDI-SPA, LLC
033-8036477-001	RAM & BROTHERS GROCERY SUPERMA
033-8038854-001	SWAN PLUMBING, INC.
033-8037786-002	AD-ONE INNOVATIONS INC.

033-8037496-001	RONALD W CROCKER
033-8031187-001	JUAN F. DERUEDA
033-8037032-001	HAIR LINGO SALON, LLC
033-8039055-001	LNR & BHATIA, INC
033-8038183-001	JARET & JARET A PARTNERSHIP
033-8037544-901	EXCEL TRADING INC
033-8038679-001	PHIL BLAZER
033-8037484-001	KIDNEY CENTER, INC.
033-8039621-001	VINCENT SWERKES
033-8037214-003	HOLBROOK RENTAL CENTER, INC.
033-8034730-001	SUNSHINE PETROLEUM, INC.
033-8038634-001	ARMANDO DIAZ
033-8039342-002	LIVE DEMOS COFFEE & VENDING LL
033-8035757-001	BEADLES ENTERPRISES, INC.
033-8038543-001	ASAP TOTAL RESTORATION, INC.
033-8034978-001	RICHARD E. SILVA, INC.
033-8038649-001	MONICO INTERNATIONAL, INC.
033-8038887-001	SKYLAND TWINSBURG, LLC.
033-8035965-001	FITNESS LOFT, INC. (THE)
033-8038028-001	EVOX PRODUCTIONS, LLC
033-8038264-001	BIG TIME VENDING OF NEVADA
033-8037692-001	P & J SAND & GRAVEL, LLC.
033-8036525-001	SU ENTERPRISE LLC
033-8034920-001	SHARNJIT MAHIL AND RENU PARHAR
033-8039054-006	TSK HOLDINGS, LLC
033-8038808-001	KIRK CHRISCO
033-8039214-001	NEW DAY PHARMACY CORPORATION
033-8033914-001	BUCK HARDWARE AND GARDEN CENTE
033-8037675-001	OSVALDO E. ONTIVEROS
033-8037144-001	BRIGHT SMILES, LLC.
033-8039551-002	BETTY KLATT
033-8036203-001	MAURICE MCDANIEL
033-8036211-001	STEPHEN H MILLER
033-8038742-001	METRO ON-SITE OIL CHANGE SERVI
033-8033129-001	PETER L. NEWKIRK
033-8038868-001	CHRISTOPHER PERKINS
033-8031260-002	BLAIR'S HARDWARE, INC.
033-8036602-001	LOS ALAMOS RETIREMENT COMMUNIT
033-8036369-001	ALBERT MACHINE & PERFORMANCE,
033-8035248-001	BRENNAN'S INC.
033-8036248-001	2 STARS ENTERPRISES, INC.
033-8036215-001	SPECIALTY GRAPHIC TENHNOLOGIES

033-8034573-001	PENGUIN NATURAL FOODS, INC.
033-8033522-001	CJGW INC
033-8038074-001	DR. ROBERT THADEN KROEPEL, JR.
033-8039083-001	K&T DIAGNOSTIC, INC.
033-8029884-001	BAMI DENTAL, INC
033-8037548-003	AVALANCHE HOLDINGS, LLC
033-8034444-001	MOVIE MOBILE, INC.
033-8037686-001	JOSE A. VAQUERA
033-8036894-001	PRINTS CHARMING, INC.
033-8034673-001	AUGUST CORSO SONS, INC.
033-8032731-001	DELTA COUNTY MEMORIAL HOSPITAL
033-8039405-001	DECORATIVE CONCRETE DESIGNS, I
033-8036275-001	MARSHALL FRANK PETTIGREW
033-8035516-001	DADS AND DAUGHTERS, LLC
033-8036478-001	RON'S TIRES, INC.
033-8036857-001	CLEMENT PAPPAS AND COMPANY, IN
033-8035330-003	RJC ENTERPRISES, INC.
033-8036008-001	ANGEL PRINTS, L.L.C.
033-8036323-001	DIANA WEBSTER, DVM.
033-8033269-001	KMH INNOVATIONS INCORPORATED
033-8036763-001	ANGELA DEUTSCHLANDER
033-8032911-002	RANDY J. & DENESE C. BECK
033-8037988-001	FARMER PIES, INC.
033-8034975-001	NICHOLAS MOORE
033-8035888-001	GLENWOOD MEDICAL ASSOCIATES, P
033-8033064-002	SUNDAY'S TANNING RESORT, INC
033-8031775-001	KLEENRITE, INC.
033-8039392-008	TSK HOLDINGS, LLC
033-8035857-001	FERRO PLUMBING & HEATING, INC.
033-8035940-001	INTEGRATED ENGINEERS, INC.
033-8038291-001	KELLEY BUILDINGS, L.L.C.
033-8033966-001	SUN HAVEN TANNING AND NAIL SAL
033-8037257-001	S.T. SALON, INC.
033-8036072-001	CHRIS YOUNG, D.M.D.,P.A.
033-8038723-001	GKCK, L.L.C.
033-8038408-001	MILLENNIUM MACHINE TECHNOLOGY,
033-8034382-001	TOTAL MEDICAL SOLUTIONS DME &
033-8036146-001	SAVIN MEDICAL CENTER, P.L.L.C.
033-8037806-001	ESSEX NEWBURY CONTRACTING CORP
033-8033723-001	CASEMER TOOL & MACHINE, INC.
033-8037002-001	RENAISSANCE INSURANCE AGENCY,
033-8026843-001	CHONG ANDERSON INC.

033-8038781-002	RELIABLE TREE SERVICES INC.
033-8036516-001	K & J TRUCKING, INC.
033-8039515-001	RED BIRD FARMS DISTRIBUTION COMPANY
033-8036880-001	J. WILLIAM'S HAIR & NAIL SALON
033-8034974-001	MICHAEL C. RENO D.D.S., P.A.
033-8032323-001	CLEAR SIGHT ULTRASOUND, INC.
033-8038359-001	MILLER BUILDING & SUPPLY CONST
033-8037573-001	HERMANSEN CORP.
033-8034252-001	BLEVINS & CO. SALON AND SPA,LL
033-8036223-001	LENOCON ENTERPRISES INC.
033-8031986-001	ANA MARIA TRILIOURIS, DDS
033-8035881-002	ECONOMY LUMBER YARD, INC.
033-8033386-001	JR MANAGEMENT & CONSULTING
033-8039455-001	MARGARET A. SMITH
033-8037716-001	SPA AT ROOP'S MILL, INC. (THE)
033-8032395-001	GUTTER KING OF MARYLAND, INC.
033-8032893-001	WIDO PIZZA, INC.
033-8033573-001	GOLDENVIEW ULTRASOUND CORPORAT
033-8034242-001	SIMPLY REID, INC.
033-8037865-001	H.T.H.I., LTD., CO.
033-8038073-001	DONN GRIMSLEY
033-8038075-001	WISE OWL CONSTRUCTION, INC.
033-8038080-001	TALENT RETRIEVER, LLC
033-8033851-001	IOWA FRIENDS, INC.
033-8025253-001	FIVE PIN, INC
033-8036139-001	JASPER STEEL FABRICATION, INC.
033-8036551-001	WISTERIA WELLNESS CENTER, INC.
033-8035906-001	KATY REHABILITATION PARTNERS,
033-8035682-001	BRANDON DENTAL LAB, INC.
033-8034188-001	CULVER THEATERS, INC.
033-8033619-001	MAPLE CITY ANIMAL HOSPITAL,P.C
033-8034504-001	VALARY L. BROWN
033-8034406-001	SCOTT JACKSON
033-8035988-001	ENVIRO-SAFE REFRIGERANTS, INC.
033-8037091-001	NATCHEZ REHAB & SPORTS SPECIAL
033-8039435-004	MATS FOR YOU, INC.
033-8035295-001	MYRA C. LUNA, D.D.S., INC.
033-8037981-001	20TH CENTURY WROUGHT IRON, INC
033-8025666-001	NN FOODS, INC.
033-8036931-001	PLYMOUTH HARDWARE
033-8032071-001	AMBERJACK SANITATION, INC.
033-8034014-002	LAFOON'S RAPID VETERINARIAN SE

033-8038721-001	WEST SIDE VENDING, INC.
033-8037630-001	CALIFORNIA ANIMAL REHABILITATI
033-8034265-001	HUDSON RIVER RADIOLOGY CENTER,
033-8039155-001	STATIONARYCENTRAL.COM, INC.
033-8037132-001	C W B CONTRACTORS, INC.
033-8034335-001	DOVE TAPES, INC.
033-8038754-001	MISS TUNE INC
033-8039663-001	MICHAIL, INC.
033-8036550-001	SHEAR CLIPS TWO, LLC
033-8035110-001	MENDES MEDICAL ASSOCIATES, P.C
033-8036222-001	JACKSON MASONRY, LLC
033-8034103-001	MAS, INC.
033-8033577-001	DERREK FASHION, INC.
033-8032551-001	FETAL VISION IMAGING, INC.
033-8036742-002	MURPHY RUBBISH, INC.
033-8038289-002	COOCH & LAPHAM, PLLC
033-8038615-002	FRAMEMAX, INC.
033-8033334-001	KENDALL KLIPS LLC
033-8036754-002	EASTERN EVENTS, INC.
033-8038347-001	HARTAR INDUSTRIES, INC.
033-8036838-001	ARNOLD AMUSEMENTS, A FLORIDA P
033-8037401-002	SUNSHINE RENTALS CO.
033-8035938-001	SAUNDERS ELECTRIC, INCORPORATE
033-8034150-001	SHOE HOUSE, INC. (THE)
033-8033278-001	MARJORIE B. SANDERS, M.D.,P.A.
033-8034280-001	STEGGS AERIAL SPRAYING, INC.
033-8034086-001	OREGON VETERINARY SERVICES INC
033-8027916-001	TJ RESTAURANTS, LLC
033-8033304-001	HAYWARD J. WILLIAMS, D.D.S.
033-8038301-001	REX A TYUS
033-8035683-001	BILL KHAIRA, INC.
033-8035576-001	KOSANKE HARDWARE, LLC
033-8038916-002	SELECTOUCH CORPORATION
033-8037450-001	PATRICK DAVID'S INC.
033-8033585-001	EUGENE F. FLANAGAN, D.D.S., IN
033-8033664-001	ROBERT W. GARDNER, M.D.
033-8033759-001	ROBERT INGLIS PHYSICAL THERAPY
033-8030913-001	DONALD R. MILLER SYSTEMS, INC.
033-8036264-001	SHEAR WAVES, INC.
033-8038338-001	TRACY L SIMMONS
033-8039007-001	RIVER GRAPHICS, INC.
033-8036379-001	KENNETH E. NIGRELLE JR.

033-8035706-001	KRUGMAN REALTY, LLC
033-8037465-001	BRAR SUBWAYS, LLC.
033-8035630-001	CHIMNEY HILL SUBWAY, INC
033-8037526-001	FOSTER BROTHERS, INC.
033-8039247-001	WILDFIRE STUDIOS, LLC
033-8038019-001	D.M. ELECTRICAL SERVICES, INC.
033-8039004-001	BANNER CARPETS & DRAPES INCORP
033-8037250-001	INTRACOASTAL RESTORATION INC
033-8032453-001	GEYER HOLDING COMPANY
033-8035767-001	SUNRISE BEVERAGE, INC.
033-8039358-001	NEW MT. JOY FOOD FOR LIVING MI
033-8035654-001	TEAR, INC.
033-8033673-001	CHARLES MILLER AND THOMAS BUCK
033-8032391-001	HEALTHTECH PROPERTIES, LLC
033-8036484-001	ARAMATIC REFRESHMENT SERVICES
033-8036080-001	ORLANDO GOMES
033-8035569-001	T & T HART, CO.
033-8036255-001	RAYDAN ACOUSTICAL & DRYWALL, I
033-8038856-002	FOSTER BROTHERS, INC.
033-8037137-001	DRINGOLI, INC.
033-8033453-003	SOUZA BUTANE-PROPANE, INC.
033-8034977-001	MARK J. LAVALLEY
033-8030889-901	HOST HEALTH SERVICES, LLC
033-8037644-001	Z BEST FOOD COMPANY
033-8035809-001	ALFA MEDICAL CLINIC, P.A.
033-8033114-001	RW PIZZA, LLC
033-8038144-005	APPLIED VOICE AND SPEECH TECH
033-8033117-001	RENO CLIPPER, LLC
033-8035524-001	EDWARD H. SHIM DDS, LTD.
033-8035552-001	NORTHWEST ADVANCED SURGICAL AS
033-8036433-002	ETERNA MEDI-SPA, L.P.
033-8033493-001	HEADLINES HAIR DESIGNERS, INC.
033-8026476-001	BILAL, LLC
033-8037720-001	PAYLE INC
033-8039543-001	PIZZA COMPANY, INC. (THE)
033-8034664-001	ZELA EURO SALON, LLC
033-8039243-031	WESTERN STATES EQUIPMENT CO.,
033-8034569-001	BELLE ESPRIT, LLC
033-8037596-001	EAST SIDE CARDIOLOGY, PLLC
033-8030662-003	OUR DREAM PIZZA, INC.
033-8034471-002	JACOB NAREY
033-8036642-001	COLOUR'Z 1, INC

033-8032116-001	LAUDERDALE HEALTH & WELLNESS,
033-8035762-001	MOZAFFAR HUSSAINI
033-8037096-001	PURPLE PIZZA EATERS, INC.
033-8037641-001	ASHEVILLE PIZZA & BREWING COMP
033-8036331-001	ADVANCED AUTOMOTIVE REPAIR AND TIRE CENT
033-8033665-001	EDWARD RABINOVICH, D.D.S.
033-8035432-001	GYNE SOLO, P.C.
033-8037605-001	CLEMENTE CAMACHO
033-8038591-001	PIPE CAM, INC.
033-8035102-001	JOY ANDREA BROWN
033-8035284-001	M & L AUTO PARTS, INC
033-8038683-001	JENNY BIGGS
033-8036104-001	MARIA CRISTINA HERRERA
033-8035704-001	GALAXY CIRCUITS, INC.
033-8037504-003	L R M PACKAGING, INC.
033-8033852-001	ALL METAL FABRICATION COMPANY
033-8035583-001	RED MILL FARMS, INC.
033-8035408-001	LITTLE OWL INC (THE)
033-8036629-001	VAUGHNIE DOYL LANGWELL
033-8034587-001	BEYOND HARMONY, INC.
033-8035960-001	JANAF SUBWAY, INC.
033-8038644-002	GRAPHIC IMPRESSIONS, INC.
033-8035365-001	TAYLOUR INTERIOR SYSTEMS, INC.
033-8035555-001	CASSINELLI LANDSCAPING AND CON
033-8034941-001	BUTLER'S WELDING, INC.
033-8039022-001	AMOS HORTON GRADING, INCORPORA
033-8033126-002	RENO CLIPPER, LLC
033-8032723-001	I-CON LEASING, LLC
033-8035603-002	ZABATT ENGINE SERVICE, INC.
033-8037954-001	ON THE MENEUR, INC.
033-8024897-001	REALVENTURES, LLC
033-8039384-001	EPIC-PREMIER INSURANCE SOLUTIO
033-8035779-001	EL PALMAR ENTERPRISES, INC.
033-8036832-002	OVEREASY, INC.
033-8031352-001	SUBWAY 36108 CORP
033-8037723-003	CASALE RENT-ALL, LLC
033-8035563-001	TRYTON ENTERPRISES, L.L.C.
033-8039468-001	BARBARA A. MAYO
033-8035948-001	GARY GOSNEY, DVM
033-8036480-001	ARIZONA SURGICAL SPECIALISTS C
033-8038470-002	HOHMAN LANDSCAPING, LLC
033-8025349-001	MADANJEET DHILLON AND HERBINDE

033-8028074-001	J BOWMAN ENTERPRISES, LLC
033-8034793-001	F.M.A., INC.
033-8036295-001	MOM & POP OPERATION, INC.
033-8037416-005	INDEPENDENT EQUIPMENT CORP.
033-8032580-001	PIGGLY WIGGLY OF POLK COUNTY I
033-8035547-001	EAST END MARKETING CORPORATION
033-8033324-001	STEVEN W. THOMAS, DDS
033-8033374-001	MAXWELL C ELLIOTT, DDS
033-8036557-002	BUDERER DRUG COMPANY, INC.
033-8036663-001	TEXAS COAST INVESTMENTS, LLC
033-8034223-003	AMBI PHARMACEUTICALS, INC.
033-8035230-001	J. BLAKE PERKINS, D.D.S., P.S.
033-8035808-001	CRW ENTERPRISES, LLC
033-8035428-001	SERF'N TURF, INC.
033-8036155-001	B & P SAW MILL ENTERPRISES, LL
033-8036556-001	PEDRO S. BARRON
033-8036428-001	KHARRIS ENTERPRISE, INC.
033-8035534-001	WIEGAND & ASSOCIATES, INC.
033-8038717-001	BOBBY B. DEASON
033-8039547-001	DOUGLAS LEVESTON
033-8026400-001	LC PDX, LLC
033-8035996-001	BAY HARBOR MRI, INC.
033-8034375-001	GRAPHICS TERMINAL, INC.
033-8034671-001	LAURA A. KATZ, MD.,P.C.
033-8037694-001	MOTHER LODE MINI-MART/AUTOMOTI
033-8037082-001	B. KNIGHT, L.L.C.
033-8035477-002	EGGOLOGY, INC.
033-8024905-001	ISHA FOOD CHAIN CORPORATION
033-8035133-001	RICARDO ROMO MARTINEZ
033-8037200-002	KEYS ARMORED EXPRESS INC
033-8033981-002	HWC MANAGEMENT, INC.
033-8038628-001	JS SIGN & AWNING, LLC
033-8037024-001	MICHAEL C. KRAUTH
033-8038137-001	VTF PARTNERS, INC.
033-8026907-001	DONALD L. ZIEGLER
033-8036290-001	NORTHSIDE CHURCH OF CHRIST
033-8035304-001	MASS BAR-MATE CORPORATION
033-8033487-001	MAIL MANAGEMENT GROUP, INC.
033-8028077-002	SANGAM FOODS, LLC
033-8035242-001	PASSMORE GAS & OIL, INC.
033-8034758-001	APK ASSOCIATES, INC.
033-8031815-001	FRANK C. PERRY, D.D.S., P.C.

033-8039207-001	C'ZARS SALON & SPA, L.L.C.
033-8035291-002	JESUS PEOPLE, U.S.A., FULL GOS
033-8035037-001	RUCKER AUTOMOTIVE CARE ENTERPR
033-8029151-001	THOMAS G. WHITE, JR., DDS
033-8030101-001	JON'S TOOL RENTAL INC
033-8032569-001	BURKE'S MECHANICAL SERVICES IN
033-8038716-001	MONTEREY BAY PIZZA, INC
033-8034387-001	PMM TECHNOLOGIES CORPORATION
033-8033066-001	MEISSNER HOLDINGS, LLC.
033-8033782-001	CAZIER ENTERPRISES, INC.
033-8038321-001	SIGHOMES LLC
033-8034357-001	DIABLO INDUSTRIES
033-8033415-001	ARBORWOOD VENTURES, LLC
033-8033381-001	CALIFORNIA COSMETIC AND HEAD A
033-8037407-001	SCHU CORPORATION
033-8039228-001	HIGHER GROUND OF THE LOW COUNT
033-8036503-001	LONNIE DALE NORRIS
033-8034967-001	DISPLAYS POP UNLIMITED, INC.
033-8035796-001	BLANCA'S JEWELRY
033-8036443-001	HENDRIX CONSTRUCION, LLC
033-8032499-001	FREMMER INDUSTRIES INCORPORATE
033-8039290-001	LEWISBURG PIZZA, LLC
033-8035871-001	SHEILA'S STUDIO SPA, LLC
033-8034339-001	TOOTIE'S TANNING L.L.C.
033-8034084-001	RT TRUCKING, INC.
033-8034699-002	CASALE RENT-ALL, LLC
033-8036520-001	VIC'S ENTERPRISES, INC.
033-8032314-001	KHAMPHONE P. SIVONGSAY
033-8037541-001	QUALTEX CORPORATION
033-8038238-002	LIPTIS LABORATORIES, INC.
033-8035502-003	JACKIE L. SCHMEISER
033-8036891-001	SUNWERKS, LTD.
033-8034079-002	ELODIAS, INCORPORATED
033-8033955-001	SUNSHINE RENTALS CO.
033-8038435-002	ALLEN K. INVESTMENTS, LLC
033-8037912-001	TRENTON BROTHERS, LLC (THE)
033-8034051-001	METRO RENTALS, INC.
033-8036408-001	FCT, LLC.
033-8037395-001	DOGGETT, INC., CLARENCE L.
033-8036984-001	SHEAR PERFECTION, INC.
033-8034951-001	STATESBORO DENTAL ASSOCIATES,
033-8034035-001	SOUTHEASTERN PEG BOARD PRINTER

033-8038999-001	IN-LINE FENCE & RAILING COMPAN
033-8025413-001	OMWHID, INC
033-8036448-001	SALON DECARO, INC
033-8036999-001	A&A AUTO SALVAGE, INC.
033-8033729-001	SHEAR CLIPS ONE, LLC
033-8039112-001	D & C COLLISION SERVICE, INC.
033-8037714-001	ABC, CLEANING, RESTORATION & H
033-8034636-001	C & C TOOL RENTAL INC.
033-8038292-001	VIKKI SMYTH, INC.
033-8039244-032	WESTERN STATES EQUIPMENT CO.,
033-8031645-001	TABACCHI ORTHODONTICS, P.A.
033-8039084-001	GANGEMI CHIROPRACTIC P.C.
033-8039233-001	KILGORE, INC.
033-8034938-001	HOLTIES, INC.
033-8038557-001	ALICIA L CRUMPTON
033-8036580-002	GILLIAM COMMUNICATION, INC.
033-8035138-001	MYLES DAVIS ELECTRIC, INCORPOR
033-8036658-001	HOT SPOT TANNING, INC.
033-8034516-001	HAMERSMITH, INC.
033-8035377-001	SANCTUARY DAY SPA, LTD. (THE)
033-8032944-001	SPECIAL CRANE SERVICE, LLC
033-8037606-003	LAMBERSON, INC.
033-8034300-001	VILLAGE GREEN LANDSCAPE DESIGN
033-8034384-001	CABINET WORLD, INC.
033-8036883-001	ROVERPAC, INC.
033-8035057-001	FC EDDY INC.
033-8035813-001	NELSON FREDY RUBIO
033-8034412-001	TURNER BUILDING COMPANY, LLC
033-8033006-001	GARY L. PORTER,D.D.S., INC.
033-8031982-002	DARCOM AUTOMOTIVE, INC.
033-8034760-001	BAIR'S GLASS CO., LLC
033-8034850-001	TRI-COUNTY IMPLEMENT, INC.
033-8034610-001	GREGORY G. WOLF
033-8034731-001	K & S PEDERSON AUTOMOTIVE, L.L
033-8034765-001	AZEEZ & ASSOCIATES, PLLC
033-8034865-001	COSMIC EXPRESS CORP
033-8033465-004	TIKI TAN II, INC.
033-8029443-001	WILDCAT EXCAVATING & CONSTRUCT
033-8038558-002	CAROLINA INDUSTRIAL COATING CO
033-8033938-002	A-COASTAL EQUIPMENT & PARTY RE
033-8033279-001	A & S SULTAN, INC.
033-8039067-002	RISVOLD'S, INC.

033-8037592-001	FRANKLIN D. POINDEXTER
033-8032607-001	MOUNDSVISTA, INC.
033-8033928-001	APPLETREE ANSWERING SERVICES,I
033-8033070-002	TIKI TAN II, INC.
033-8034322-001	GEORGE ALIM
033-8038709-001	SALON INA LLC
033-8031688-001	STUDIO K, INCORPORATED
033-8038883-001	HOME IMPROVEMENT COMPANY, INC.
033-8034553-001	ROSS TREE & LANDSCAPE CO.
033-8034923-001	ARMANDO & CONSUELO VILLEGAS
033-8032665-001	JDK, LLC
033-8032346-001	R.S. RENTAL EQUIPMENT COMPANY
033-8032879-001	CRYSTAL VALLEY BUILDERS, INC.
033-8035241-001	AREA RENTAL AND SALES, INC.
033-8039160-002	DENTAL SERVICES OF SOUTH WINDS
033-8032163-001	KINNEY BROS. & KEELE HARDWARE
033-8037750-001	B&C REAL ESTATE INVESTMENTS, L
033-8038791-001	SONOMA VALLEY FOODS, INC.
033-8034718-001	EUROCRAFT AUTO BODY, LLC
033-8030144-001	BWWC CORPORATION
033-8037569-001	SYNERGY SALON, LLC
033-8038918-002	NICHOLAS MOORE
033-8036471-001	AIRPORT SPINAL INJURY CLINIC,
033-8035968-003	DARCOM AUTOMOTIVE, INC.
033-8038992-001	PATRIOT PIZZA, INC.
033-8037566-002	DICRAN, INC.
033-8033592-001	GEORGE OF NEW YORK, INC.
033-8039337-001	UPPER PIZZA, INC.
033-8038802-001	FREELANCE ENTERPRISES, INC.
033-8034499-002	SUBWAY OF ASHTABULA, INC
033-8033139-001	HIGH DESERT DENTISTRY, P.C. AN
033-8035388-001	EWEN BUILDING SUPPLY, INC.
033-8038898-001	RODOLFO TOBAR
033-8036555-001	REYNOLDS TEAM SALES, INC.
033-8038258-001	DR TOM GRECO PLC
033-8038061-001	TSS PHOTOGRAPHY OF NORTH TEXAS
033-8038758-001	DAVID L. KENDRICK
033-8037369-001	BENJAMIN BRAZIEL, III
033-8039475-001	DARRELL J. SMITH
033-8038725-001	MVP SOLUTIONS LLC
033-8030534-001	LOUIS C. PASSAUER, JR. DDS.
033-8031442-001	COLLINS MFG., INC.

033-8037891-002	CORN MAIDEN FOODS, INC.
033-8036220-001	MONTEREY MACHINE PRODUCTS, INC
033-8038908-001	RANDY & DENISE TRUCKING, LLC
033-8038409-001	CLEVELAND CITTY MANAGEMENT, LL
033-8038378-001	SHEN LING, D.M.D.,INC.
033-8039643-001	MERIT A. SCHROEDER
033-8039344-001	C & J PIZZA, INC.
033-8037994-003	HOLLIS RESORTS LLC
033-8036696-001	G.M.D. INDUSTRIES INC.
033-8036246-001	KNIGHT TIME PIZZA, INC.
033-8025155-001	TURTLE I, LLC
033-8033482-001	SEVIER MEDICAL LASER, INC.
033-8038553-001	LAW OFFICES OF MONICA WILSON P
033-8025881-001	NAR NARAYANAN INCORPORATED
033-8035294-001	KEN'S TREE COMPANY, INC.
033-8035805-002	REVERE TANNING SALON, INC.
033-8034835-001	DANIEL D. MOROZ
033-8038358-003	RENT-ALL OF NEWPORT, INC.
033-8025282-001	MNP ENTERPRISE, INC.
033-8038422-001	SKY-SEA FORWARDING CORP.
033-8039094-001	NOCERINI CONSTRUCTION, INC.
033-8034588-001	SANWELL PRINTING, INC.
033-8038257-001	KATZ FLOORCOVERING, INC.
033-8033767-001	PJS, LLC
033-8035423-002	LIBERTY FOOD SERVICE, INC.
033-8033113-001	JAN E CRAWMER
033-8028876-001	KHUSHAL ENTERPRISES, LLC
033-8034268-001	SOUTHWEST AES, INC.
033-8034093-001	PROPHETLINE, INC.
033-8039536-003	CEDAR MANOR, INC
033-8038465-001	EMPIRE EQUINE DENTISTRY, LLC
033-8038245-001	ABRAMOWITZ TAX & LIEN SERVICE,
033-8034605-001	ABBOTT RENTAL SERVICE, INC.
033-8035340-001	MANUEL F. DUARTE
033-8034554-001	R. LEANNE SCHEIBAL
033-8037010-001	MCGUFFIE ENGINEERING CONTRACTO
033-8039617-001	JOSEPH A. KRIVDA
033-8033478-001	SOUTH CENTRAL HOUSTON ACTION C
033-8034515-002	MIOZZI ENTERPRISES, INC
033-8034655-001	AXLE MACHINE SERVICES, LTD.
033-8035789-001	S&D MIRACLES III LLC
033-8036345-001	MARVIN L. SECREST

033-8039375-001	UNIVERSITY CLEANERS & LAUNDRY,
033-8036483-001	GWINNETT PHYSICAL THERAPY, INC
033-8039441-001	STATION 41 TAN, LLC.
033-8037579-001	MED-X TRANSCRIPTION SERVICE, I
033-8033430-003	SMALL CONSTRUCTION, INC.
033-8034129-001	ZABATT ENGINE SERVICE, INC.
033-8035336-001	HECTOR O. LINARES
033-8033740-001	DOLORES TYNEWAY ROBI, D.V.M.
033-8030515-001	SUN SHOPS, LLC. (THE)
033-8036729-009	MELLACE FAMILY BRANDS, INC.
033-8033448-001	ROOF SERVICES, INC.
033-8033215-001	MKL CORP.
033-8035975-001	ANGELO PARENTE
033-8034232-001	HARRY'S FAMILY TIRE & AUTO REP
033-8031764-001	JOHN P. LOFFREDO, DDS
033-8029077-001	JOSEPH H. LUTSKUS, DDC.
033-8034522-004	C & A EMBROIDERY & LOGO DIGITI
033-8038284-002	EAGLE CREEK CONSTRUCTION, INC.
033-8037715-003	MARY R. JOHNSON
033-8035803-001	ESSEX TESTING CLINIC, INC.
033-8034221-001	L'AMARI HAIR SALON & DAY SPA,
033-8036859-001	OLSON'S GREENHOUSE GARDENS, IN
033-8031333-001	P.I.E. ENTERPRISES,LLC
033-8031864-003	BWWC CORPORATION
033-8034970-001	DIAMOND AUTO BODY, INC.
033-8034619-001	CANELA SPA INC
033-8039229-001	KOGNITO STUDIOS, LLC
033-8033059-001	LUZ HAIR STUDIO, LLC
033-8038361-001	T'S SPRINKLER SYSTEM, LLC
033-8038943-001	M & T PIZZA, INC.
033-8029708-001	WILLIAM AND PATSY KIRKPATRICK
033-8037324-002	HIGH DESERT DENTISTRY, P.C. AN
033-8037726-002	C N D ASSOCIATES, INC
033-8034401-001	CAPITAL LAWN CARE & LANDSCAPIN
033-8039594-002	JOE FORTUNA FLOOR FINISHING &
033-8039164-007	JEFFREY GIANGRANDE CORPORATION
033-8039159-002	DRS PIZZA, INC.
033-8039052-001	ALL WAYS CREATIVE DESIGNS, INC
033-8034107-002	FOXFIRE PIZZA OF VERNAL, LLC
033-8036110-001	CITY CLUB OF ROCK HILL
033-8031765-001	ALAN L ELSLEY AND JENNIFER J E
033-8034866-001	LISA STEPHENSON

033-8032248-001	CAPELLI, INC.
033-8032696-001	INFECTIOUS DISEASE ASSOCIATES
033-8033136-001	ANGELINA ENTERPRISES, INC.
033-8032855-001	ARKANSAS CARDIAC CARE, P.C.
033-8037595-001	FOURWARD, LLC
033-8031396-001	DUPLIN OB-GYN, P.A.
033-8039637-001	NORTHBRIDGE PLYMOUTH ASSISTED
033-8034136-001	PRETTY BIRD, INC.
033-8038063-001	SUN MYST STUDIOS, LLC
033-8032064-001	CHRISTINA MARIE SMITH
033-8039426-001	HOTEL KIOSKS, INC.
033-8036334-001	WILLARD AND ROSEMARY MCCURLEY
033-8038492-001	1900 - 1902 VAN NESS LLC
033-8039219-001	SINGLETRACK ELECTRIC, LLC
033-8038330-001	LIQUID MANAGEMENT, LLC
033-8034893-001	CENTURION SERVICES, INC.
033-8036820-001	OLD DEEP SOUTH, INC.
033-8033982-001	ALEX R. PAVON, M.D.
033-8031574-001	INSIGHT IMAGING, INC
033-8035859-001	ACU PRINT CORPORATION
033-8039300-001	IBIS PIZZA, LLC
033-8037854-001	TOMMY E. DUNAVANT
033-8038958-002	WALLINGFORD BOWL, INC.
033-8039175-005	GARBAGE HOUND SANITATION, LLC
033-8033540-002	ON TIME EMBROIDERY INCORPORATE
033-8036230-001	KIONGOZI ENTERPRISES, INC.
033-8037480-002	JOHN DONOHUE
033-8033297-001	ALPHA STRUCTURAL, INC.
033-8036172-001	OPTIMUM MOTORS, INC.
033-8034276-001	MARIA MEDICAL, LLC
033-8035759-001	DALLAS EXECUTIVE CHARTER SERVI
033-8035526-001	MATTLEY, INC.
033-8034794-001	SAFFO INC.
033-8037937-001	MICHAEL LEONARD'S, INC.
033-8036936-003	SALINA BOOKSHELF INC
033-8038326-001	RENEW CARPET AND UPHOLSTERY CL
033-8039075-002	MORRISON'S SILKSCREEN AND SPOR
033-8035167-001	GEORGE W. HOLLING, DDS. MS, PC
033-8036026-001	KYUNG PYO HONG
033-8039093-001	ZIELINSKI, INC.
033-8035530-001	RUCH, INC.
033-8039293-001	EVEIKE GROUP, INC.

033-8027418-001	VETERINARY CANCER GROUP OF L.A
033-8033120-003	VAN DE POL ENTERPRISES, INC.
033-8036235-001	SERV-A-CUP, INC.
033-8026061-001	BVM SANDWICHES LLC
033-8037635-001	FOREST TUNE, INC.
033-8037638-001	DECATUR TUNE, INC.
033-8037639-001	FLO TUNE, INC.
033-8037645-001	VALLEY TUNE, INC.
033-8038072-001	LT LUU CORP.
033-8038240-001	PAMELA MULHEARN
033-8030889-903	JLL GROUP, LLC
033-8030889-904	CSB GROUP, LLC
033-8030889-905	THE SHC GROUP
033-8037118-001	BBK SALES & MARKETING INC.
033-8038839-002	FOURWARD, LLC
033-8039042-001	HOT PIZZA, INC.
033-8034913-002	LAKE SALES DIVERSIFIED, INC.
033-8039365-001	ADVANCED HEALTHCARE, P.C.
033-8038020-002	F & G RENTALS, INC.
033-8039072-001	BAYSIDE OB-GYN, INC
033-8038915-001	SELECTOUCH CORPORATION
033-8033052-001	PALM GARDENS RECEIVERSHIP LLC
033-8039329-002	FORENSICS CONSULTING SOLUTIONS
033-8030262-002	PARTY TIME RENTAL, INC.
033-8037362-001	ZARCO EQUIPMENT, INC.
033-8037326-001	MEGA TEX, INC.
033-8037378-001	SIGNATURE PROPANE, INC.
033-8037591-001	LAURA L POPE
033-8037963-001	101 SOUTH 3RD STREET REDEVELOP
033-8036485-001	OPT ORTHOPEDIC PHYSICAL THERAP
033-8034256-001	JAZZ AT JACKS, L.L.C.
033-8036276-001	RTS ENTERPRISES, INC
033-8033823-001	ADVERTISING WITH LISA, A GENER
033-8033753-001	WILLITS LANES, INC.
033-8033435-001	FRANCINE A. CAPUZZO
033-8031080-001	A & B DENTAL, P.C.
033-8029240-001	SPECIALTY MILLWORK, INC.
033-8031958-001	ALLIANCE PROPANE, LLC
033-8036694-001	RELIANT DIGITAL, INC.
033-8039027-002	CARSEE, INC.
033-8039137-001	SYLVESTERS RUBBISH INC
033-8036762-001	BEAR'S GRAPHICS & SCREENPRINTI

033-8033712-001	F-H-S LEGACY CORPORATION
033-8036863-001	OM PIZZA. INC.
033-8033439-001	PRIMECARE, INC.
033-8034882-001	CH LUKES, INC.
033-8033116-001	EXPRESS FITNESS TX-03, LLC
033-8029737-001	TRENKLER JOHNSON
033-8033868-001	CHIL S BERNSTEIN
033-8039336-001	ALWAYS PIZZA, INC.
033-8035867-002	SUPER PATCH U.S.A., INC.
033-8032669-001	DANIEL R MCCLAIN, D.D.S.
033-8034475-001	ABEL SALCEDO
033-8035641-001	FARZIN R. FARHAN, D.D.S., INC.
033-8036352-002	PIN HIGH, INC.
033-8036732-001	CARPET HEAVEN LLC
033-8036450-001	PANACHE' CREATIVE STYLES, INC.
033-8033201-001	JUDY & JOHN TOLENTINO
033-8037577-001	MICHELS COMMUNICATIONS CORPORA
033-8033468-001	SPRING CREEK DENTAL, L.L.C.
033-8034050-002	EDWARD R. LATOURETTE
033-8033912-001	PLASTIC INDUSTRIES, INC.
033-8035905-002	SNAPPY LUBE, INC.
033-8038939-001	VALLEJO PIZZA, INC.
033-8037297-001	VOCATIONAL OPPORTUNITIES, LLC
033-8033481-001	AJAY BERI CORPORATION
033-8034147-001	BHARAT PATIDAR
033-8039217-001	IKE AND MIKE PIZZA, LLC
033-8038405-001	PRESTIGE HELICOPTERS, INC.
033-8038419-002	ROBO-VISION INC.
033-8034436-001	JOHN SIOTOS
033-8038876-001	BOBBI JEAN MARTIN
033-8036769-001	ZINCNATION, INC.
033-8034910-002	VANDERLYND ENTERPRISES, INC
033-8033546-001	GOD'S CREATURES, INC.
033-8038045-001	DUGAN'S SUPERMARKET, LTD.
033-8038780-001	GALLUP CAMPER SALES, INC.
033-8038697-001	CURTIS WEBBER
033-8038957-001	BLUE RIDGE INVESTORS, INC.
033-8033017-001	ROY THERIOT, DDS, PC
033-8033195-001	BANG SALON AND SPA, INC.
033-8034198-001	B-LINE EXPRESS COURIER, INC.
033-8038494-001	DEVICENINESIX, INC.
033-8034935-002	RENTAL SOLUTIONS, LLC

033-8033581-002	HOLBROOK RENTAL CENTER, INC.
033-8037951-001	TINY LITTLE T-SHIRT CO, LLC
033-8038652-002	CAMELBACK VENDING SERVICES, LL
033-8039005-001	RENAISSANCE CONSTRUCTION & LAN
033-8034111-002	CPE, INC.
033-8033686-001	D.J.'S DAYCARE CENTER, INC.
033-8039119-001	CLEARWATER GRAPHICS, INC.
033-8033658-001	EJB ENTERPRISES, INC.
033-8035193-001	CHRISTOPHER GHIM
033-8035545-002	LONGO'S RENT-A-TOOL, INC.
033-8034816-001	TRIO SALON, LLC (THE)
033-8037347-001	EXECUTIVE HELICOPETRS, INC.
033-8032341-001	ANDREW W. KELLY, D.D.S., P.L.L
033-8035103-001	PAYMENT CENTER OF NATCHITOCHES
033-8038413-001	A SLICE ABOVE THE REST, INC.
033-8039332-001	FORTE' SALON & NAILS, LLC
033-8037105-001	EAST COAST HYDRO TESTING AND G
033-8039271-001	BANGLEY & BANGLEY, INC.
033-8035475-001	CLIPSN'SNIPS, LLC
033-8037772-001	PEDIATRIC & ADOLESCENT PSYCHOL
033-8036316-001	FLC GROUP, INC.
033-8032565-001	NICHOLSON DENTAL CORPORATION
033-8037332-001	JOE RAMIREZ CONCRETE PUMPING,
033-8032596-001	TRANSFORMATIONS, INC.
033-8034811-002	EMEDIA GROUP, INC.
033-8039641-001	MOUNTAIN SPORTS, L.L.C.
033-8037863-002	SKILL GAME ENTERPRISES, INC.
033-8036532-001	AHMAD UMAR
033-8038162-001	LANDMASTERS, INC.
033-8037860-001	L.E.C. HOME CARE MEDICAL SUPPL
033-8037317-002	JUNCTION EQUIPMENT CO., LLC
033-8030532-001	WESTHEIMER ANIMAL CLINIC, INC.
033-8037761-001	AAHIL ENTERPRISES, INC.
033-8032440-001	THOMAS J. GROGAN, A MEDICAL CO
033-8029969-001	GLENVIEW FAMILY DENTAL CARE CE
033-8039285-001	NICKOLICH TOWING & SALVAGE, IN
033-8037774-001	STONEYBROOK PUBLISHING, INC.
033-8036112-001	IMPRESSIONS DAY SPA, INC.
033-8038328-001	MARION H. TANKERSLEY
033-8037047-002	MEDCO HEALTH SYSTEMS, LLC.
033-8033936-001	DOC'S GYM FITNESS & WELLNESS,
033-8031006-001	CLIFFORD E. SPIERING

033-8033607-001	HI TECH FABRICATIONS, INC.
033-8037842-001	SAMUIL BAKMAN
033-8034423-003	COUNTRY CORNER RENTAL CENTER,
033-8039111-003	R.C. PIZZA, INC
033-8038799-001	ASHLAND GRAPHIC ARTS, INC.
033-8034663-002	RENTAL PLACE, LLC (THE)
033-8038273-001	JOAN K. MANLEY
033-8034986-001	TEXTILE MANAGEMENT SYSTEMS, IN
033-8035441-001	UNIVERSITY DIAGNOSTICS, INC.
033-8038396-001	TURNING POINT, INC.
033-8036589-001	BIT BROKERS INTERNATIONAL, LTD
033-8038743-001	PLATINUM AUTO BODY, INC.
033-8037874-001	H.R. HILLERY COMPANY, THE
033-8033312-002	KEOUGH'S PAINT & HARDWARE INC.
033-8036895-001	ELYOT L. RANSOM
033-8037790-001	POPKE ENTERPRISES, INC.
033-8038798-001	KERN RIVER-LAKE ISABELLA BOARD
033-8039240-001	LA HUERTA INC.
033-8037224-002	BUILD IT GREEN
033-8038749-001	DANG PIZZA, INC.
033-8033563-001	KALIFORNIA TANZ, A CALIFORNIA
033-8032786-001	BUILDERS' DRAPERY SERVICE, INC
033-8037778-001	ROBERT LEIKHAM, INDIVIDUAL
033-8036667-001	SUDDETH'S AUTOMOTIVE, INC.
033-8031514-002	MEMORABLEGIFTS.COM, INC.
033-8035886-002	MIKE ROVNER CONSTRUCTION, INC.
033-8039095-001	JMC SALON, INC.
033-8039025-001	RVJ PIZZA, INC.
033-8025589-001	GOLD LION INTERNATIONAL, INC.
033-8032703-001	GKS SERVICE STATIONS, INC.
033-8038682-001	MCPIZZA, INC
033-8032277-001	SCOTT A KRASNER, MD, PC
033-8037494-003	APPLIED VOICE AND SPEECH TECH
033-8038941-001	SERR'S TOWING, INC.
033-8035776-001	ELISA'S SALON & DAY SPA, LLC
033-8036606-001	D'JONCO'S DESIGNS LLC
033-8037019-001	LORI R. LEENERTS
033-8037902-001	PATRICK R. MORAN
033-8033611-002	TEXAS VETERINARY HOSPITALS, P.
033-8036105-001	DANIEL T. CARAMANDI
033-8031964-001	M.T. COLEMAN, INC.
033-8034858-001	DESIGNER T'S & TOTES

033-8035658-002	SALON RUBIO, LLC
033-8031646-002	CUTTING EDGE SPORTS TRAINING,
033-8037231-001	DARKTAN, LLC
033-8037516-002	CEDAR MANOR, INC
033-8038739-001	PIE DEVELOPMENT, LLC.
033-8036400-003	INDEPENDENT EQUIPMENT CORP.
033-8032971-001	TRIMYERS, INC.
033-8038212-001	R & R WOOD PRODUCTS, INC.
033-8036129-001	BRENDA BROWN
033-8033419-001	FAIN PUMP COMPANY, INC.
033-8033353-001	BYRD INTERESTS, INC.
033-8033416-001	SPECKERT, LLC
033-8032521-001	BRADLEY J. SMITH, DDS, PC
033-8036855-001	ATLANTIC SKIN & LASER CENTER, INC
033-8038171-001	LADDY JAY'S INSPIRATIONS, INC.
033-8038890-001	G & M PIZZA, INC.
033-8029990-002	PINE VALLEY RENTAL AND SALES,
033-8039388-002	KCC & ASSOCIATES LLC
033-8035234-001	MECOM, INC.
033-8038874-001	CATHY M. OVERSTREET
033-8038638-001	PERFECT SHIFT, INC. (THE)
033-8038940-002	VALLEJO PIZZA, INC.
033-8037123-004	JOURNAGAN HARDWARE, INC.
033-8034321-002	FRANK J. HUESO
033-8034806-001	ARKANSAS HOUSEWORKS, INC
033-8030743-001	SOLID GROUND STABILIZATION INC
033-8036946-005	CROSS-SABRES LEASING COMPANY,
033-8036514-001	INDULGE SALON & SPA, INC.
033-8029385-001	DANIELSVILLE FAMILY PRACTICE,I
033-8033763-001	ROMELLE R VANVLIET
033-8033467-001	J & M CONCRETE PUMPING, INC.
033-8038534-002	ANDREW S BORDER
033-8034245-001	KAILONIE E. WAUCHOP
033-8036916-001	ARLENE F. WENZEL
033-8037433-001	SUNSET TANZ, L.L.C.
033-8038512-001	O.H.M. PIZZA, INC.
033-8034507-001	LONGO'S RENT-A-TOOL, INC.
033-8036837-001	SERGEANT SEPTIC SERVICE, INC.
033-8034046-001	CRH OF WEST CHESTER, LLC
033-8039563-001	RONALD WOOD
033-8038923-001	STEWART CARPET CLEANING, INC.
033-8034579-001	ALL ISLAND TRUCK SUPPLY, LLC.

033-8036773-001	MELINDA HARPER
033-8034286-003	AUTO COLLISION, INC.
033-8039477-001	TEQUILA SUNRISE RECORDING AND
033-8038935-001	ADVENT HOME MEDICAL, INC.
033-8033380-001	BIG HILL LODGE, LLC
033-8024693-001	TODD MAKIYAMA, DDS
033-8038366-001	K & M REBAR, INC.
033-8032492-001	ART GECKO PRODUCTIONS, INC.
033-8030556-001	JOHNNIE M. BOOTH
033-8032679-001	WILLIAM T JOHNSON
033-8037880-001	SANDY DEFALCO
033-8036897-001	VISION DAY SPA, INC.
033-8037787-001	ULTRAMATIC ENTERPRISE INC.
033-8038089-001	S.A.N. CREATIONS DENTAL LAB, I
033-8037265-002	MARY R. JOHNSON
033-8026647-001	A & A SANDWICH SHOPS, INC
033-8032271-001	TEVIS/GUESS STUDIOS,INC.
033-8036150-001	S & J ENTERPRISES, LLC
033-8037748-001	RONALD ALLEN DAHNKE
033-8038630-001	LA POINT BUSINESS GROUP, LLC.
033-8030428-001	A. CROSS CARPET CLEANING LLC
033-8033036-002	JAG PIZZA, INC.
033-8036422-003	ZAUDHAUS, LLC.
033-8033412-001	PREMIER MEDICAL MANAGEMENT OF
033-8037321-003	FOUR SEASONS TANNING, INC.
033-8035327-001	AC PIZZA, INC
033-8035969-002	TONIC SALON, INC.
033-8029784-001	DEBT FREE LIVING, LLC
033-8037879-001	MILAM ENTERPRISES INC.
033-8037588-001	LONE STAR ENGINEERING, INC.
033-8034006-001	WILLIAM C. VENCILL
033-8039317-001	EVOLUTION MACHINING CENTER, IN
033-8038000-001	VERRILL & MCCULLOUGH, INC.
033-8028248-001	PROVO DENTAL CARE, LLC
033-8038307-002	POWER UP EQUIPMENT RENTALS, IN
033-8033220-001	JOSE BARRERA
033-8031727-001	PRUNO VETERINARY ENTERPRISES,
033-8036985-001	BUUNIS LTD
033-8033996-001	R.A. GREIG EQUIPMENT COMPANY
033-8033553-001	8615 FREEPORT, LP.
033-8035176-001	LENNY LE
033-8037927-001	WALTER FRANKLIN KIMSEY

033-8032130-001	HUDSON VALLEY ENDOCRINOLOGY P.
033-8036898-001	DOMINGO ESTEBAN
033-8038655-002	VIRTUOSO GRAPHICS LLC
033-8039015-001	PORTABLE RESTROOM TRAILERS,LLC
033-8038335-001	TUNG HUU TRAN
033-8033762-001	RCV1, INC.
033-8033902-001	GASTROINTESTINAL ASSOCIATES, P
033-8031873-001	FRED J. STILLINGS, DMD, P.C.
033-8036975-001	J & H HOME IMPROVEMENT, LLC
033-8036183-001	INGRID N LEE-LOY, D.D.S., PA
033-8037208-001	TINA PEARSON SALON, INC.
033-8036506-001	OLYMPIC EMBROIDERY, LLC
033-8039077-001	SPECIALTY CHEESE COMPANY, INC.
033-8039575-001	TOTAL LASER REVASCULARIZATION,
033-8032251-001	HORIZON DENTAL GROUP LLC
033-8032964-001	FERESHTEH MAGHSOUDY,DMD,INC.
033-8033137-001	GARY C. GODWARD, D.D.S., INC
033-8035341-001	HAIR AND SKIN CARE CENTER LIMI
033-8032738-001	MARK A. CURTIS, D.D.S.
033-8039038-002	AC SANITATION, INC.
033-8038209-001	DANIEL W. MORRIS
033-8033151-001	TODD A. JOHNSON, DMD
033-8032994-001	US SMOG TEST ONLY, INC.
033-8035664-002	PRAIRIE PIZZA, INC.
033-8035786-001	EAGLE CREEK CONSTRUCTION, INC.
033-8032804-001	MAIN STREET DINER, INC.
033-8034303-001	AC HOLDINGS, INC
033-8037975-001	ROCKLIN SMOG & AUTO REPAIR, IN
033-8038406-001	J & E WINDOW FASHIONS, INC.
033-8039124-001	PLASTIC OMNIUM AUTO EXTERIORS,
033-8038179-001	FIERRA ESTATES, LLC
033-8032938-001	CIMARRON ANIMAL HOSPITAL, INC.
033-8034293-001	HANNA SALAMEH TAYEE
033-8038057-001	JAMES F. SALMINA JR
033-8035635-001	MIRAGE HAIR SALON, INC.
033-8032429-001	MURPHY RUBBISH, INC.
033-8032094-001	INDIANA ART GLASS, INC.
033-8034567-001	JIM MILLAM DITCHING, LLC
033-8036084-001	CHARITANS LLC
033-8038568-001	BUCKS AND DOUGH ENTERPRISES, I
033-8035936-001	INDUSTRIAL ELECTRIC & CONSTRUC
033-8037908-001	TERRIE K. CASEY

033-8036633-001	TAN R YOU, LLC
033-8033488-001	CENTER FOR CHILDREN & FAMILY L
033-8032988-001	KATHY & CODY DEINES
033-8037780-001	SCHAEFF 20 PIZZA & WINGS, LLC
033-8033761-003	JAI SHRI RAM HOSPITALITY GROUP
033-8039493-001	ULANGUZI, INC.
033-8031790-001	PAMELA O. BLACK, M.D., P.A.
033-8035656-001	UNITED BIOTECH, INC.
033-8033346-001	SOUTHERN CABLE COMMUNICATIONS,
033-8036889-001	MICHAEL SANTINI & MICHELLE SAN
033-8039370-001	MORRONI & ZINGANI, INC.
033-8035892-001	HOMESTEAD NORTHWEST, INC.
033-8032680-001	AMBI PHARMACEUTICALS, INC.
033-8037864-001	BUSINESS FLOORING, INC.
033-8034953-001	BROOKLYN UNITED METHODIST CHUR
033-8034480-001	EVA HODGE
033-8033290-001	ROY BENSON
033-8032757-001	A-MARK T-SHIRTS, INC.
033-8038672-001	LARRY CHILDRESS
033-8039162-001	LASTICKS AEROSPACE, INC.
033-8036120-001	V. EUGENE REISINGER, D.D.S.
033-8036001-001	CHRIS WEISSMAN
033-8036727-007	MELLACE FAMILY BRANDS, INC.
033-8034559-001	BEE SPA RETREAT, LLC
033-8037524-001	G. RUSSELL EDWARDS, M.D.,P.A.
033-8037491-001	CENTRAL WASHINGTON PHYSICAL TH
033-8037376-001	JAMES SEEVERS
033-8034249-001	MAY MEDICAL MANAGEMENT CORPORA
033-8036000-001	QUALITY ELECTRONICS, INC.
033-8034143-001	MARK HA
033-8032957-001	MAIL ROOM INC (THE)
033-8038342-001	TRANSARIA, INC.
033-8033225-001	THOMAS J. SIMMS
033-8037930-001	ODYSSEY HEALTH SPA & FITNESS,
033-8039341-001	LORI LANE PERSONNEL SERVICES,
033-8039324-001	JOANNE Y. FLARITY
033-8035640-001	ALL OCCASION ENTERTAINMENT LLC
033-8035792-001	PIN HIGH, INC.
033-8034304-001	FELIX O GRANADOS AND MAXIMO GR
033-8031809-001	TY C. WESTENHAVER, DC
033-8037910-001	WENDY J ALLEN
033-8037922-001	MARIAN MULLER-DAVIS

033-8038881-001	SALON MONACO, INC.
033-8038054-001	U.S. TANNING CENTERS, INC.
033-8039376-001	GEMINI DUPLICATION, INC.
033-8036233-002	LITTLE OWL INC (THE)
033-8036805-001	LYNN NELSON
033-8035396-001	DOMINION MEDIA, INCORPORATED
033-8038203-001	WHITE LOTUS, INC.
033-8038295-001	CARIBBEAN SUN INC.
033-8032808-001	INNOVATIVE LASER TECHNOLOGIES,
033-8035213-001	L & L ENTERPRISES, INC.
033-8039148-001	LOEFFLER CHEMICAL CORPORATION
033-8036386-001	CEDAR MANOR, INC
033-8033233-001	PORTLAND VENDING, INC.
033-8031517-001	OLD TOWN TROLLEY TOURS OF WASH
033-8032109-001	ASSOCIATED PEDIATRIC DENTISTS,
033-8039626-002	DELIGHTS OF CAROLINA, INC.
033-8035816-001	SCHONHEITS SALON, LLC
033-8033437-001	CHARLES J FACEY
033-8034301-001	KING'S PIE, INC (THE)
033-8032926-001	JERSEY CLIPPERS, LLC
033-8037919-001	TPG THE PROJECTS GROUP, LP
033-8034424-001	HOT WINGS SPORTS CAFE, LLC
033-8032401-001	ARCADIA RETIREMENT COMMUNITY
033-8031231-002	PARTY REFLECTIONS, INC.
033-8033053-001	WORD & CO. (THE)
033-8033407-002	ROCKVILLE SKILLED NURSING
033-8038843-001	SHADI & RAKAN, INCORPORATED
033-8036841-001	PAUL D. WILLIAMS
033-8038041-001	CLEAN-UP, INC.
033-8036292-001	JOSEPH GARZERO
033-8032382-001	SYLVESTRE FRANC, INC.
033-8038278-005	JEFFREY GIANGRANDE CORPORATION
033-8032620-001	HUNTER-LOREN CORPORATION
033-8036835-001	NEW YORK COLOR CENTER, INC.
033-8038031-001	JILLIAN M. WENTWORTH
033-8032024-003	PB & J PIZZA INC
033-8037570-001	MANUEL F. ROSA
033-8033491-001	QUALITY DESIGN MACHINING, INC.
033-8036708-001	ENZA'S LLC.
033-8033425-001	ADVANCED RESOURCE RECOVERY, LL
033-8038331-001	RICHARD NIBLACK
033-8038415-003	ADVANCED CLEAN-UP TECHNOLOGIES

033-8035872-001	HAWAIIAN SUNTAN OF LIVONIA, LL
033-8037907-001	CONCORDIA, L.L.C.
033-8037617-001	KEY LARGO FITNESS, INC.
033-8037801-004	PUBLIC SERVICE COMPANY OF NEW
033-8039204-001	MICHAEL YASTRAB P.C.
033-8035836-001	BARRY S. HALL, DDS
033-8032202-001	NORCAL MACHINING, INC.
033-8038997-006	JEFFREY GIANGRANDE CORPORATION
033-8030080-002	SMART PARTY RENTS, INC.
033-8034429-001	PHYSICAL THERAPY SPECIALISTS,
033-8032777-001	FUTCH DENTAL, P.C.
033-8032579-001	CAT DOCTOR, P.C. (THE)
033-8034405-001	JOHN G. RENTZ
033-8035815-001	JAMACA ME TAN, INC
033-8038760-001	PETER S BRYANT
033-8032515-001	HENRIK ZARGARIAN
033-8029894-003	MRG INDUSTRIES INC
033-8036759-001	MCLAIN STUDIOS
033-8034039-001	SAMALOT MARINE, INC.
033-8033661-002	STATEMENTS SALON, INC.
033-8038744-001	MISSION CHRYSLER JEEP, INC.
033-8035132-001	SIGN LADY, LLC (THE)
033-8037847-001	JOHN MCGRATH
033-8035732-001	ROBERT S. DEAVER, D.D.S., P.C.
033-8035608-001	LELAND R TOZIER
033-8035753-001	MALAH L. PETERSON
033-8032821-001	MORRIS LEE WASHINGTON
033-8038600-002	NU FLOW AMERICA, INC
033-8034226-001	A.C. CONCRETE PUMPING, INC.
033-8035301-001	LEATHER MENDERS, INC.
033-8039660-001	KEVIN GENGENBACH
033-8037996-001	TEPA 3, LLC
033-8037008-001	ELIZABETH VELCOFF
033-8038395-001	T N B SALON, LLC
033-8025111-001	JML RESTAURANT GROUP, INC.
033-8032768-001	TEAM PIZZA, INC.
033-8033826-002	LYLES CAROLINA HERITAGE CORP
033-8030226-001	BRITISH CLEANERS, INC.
033-8033222-001	MORALES AND VAN BLOKLAND INCOR
033-8038270-001	FOGGY ENTERTAINMENT, INC.
033-8036922-001	SUYDAM IRON WORKS INC.
033-8036716-001	HUNT SURVEYING, INC.

033-8036365-001	ROSEVILLE VETERINARY CLINIC, P
033-8031835-001	APEX PHYSICAL THERAPY OF SOUTH
033-8031860-001	MIGUEL BURGESS, D.D.S. AND ASS
033-8031632-001	CRAVEN INTEREST, INC
033-8038177-001	SHEARDY RENTAL, INC.
033-8035183-001	SJV ENTERTAINMENT, INC.
033-8039123-002	PROCARPET, INC.
033-8033142-001	QBW, INC.
033-8037021-001	PACIFIC ARROWHEAD ENTERPRISES, LLC
033-8029415-001	GOODWIN BUILDERS LC
033-8038964-001	ADVANCED SERVICE SOLUTIONS, INC
033-8038035-001	KCC & ASSOCIATES LLC
033-8036649-001	V D SCALES INC.
033-8036661-004	INDEPENDENT EQUIPMENT CORP.
033-8035868-004	GARBAGE HOUND SANITATION, LLC
033-8037770-001	ARTHUR TUNE, INC.
033-8032846-001	BRONZE BAY TANNING LLC
033-8039446-001	DANNY COOPER
033-8035483-001	DBM CORPORATION
033-8034426-001	JAMES B. DAVIDSON & MICHAEL NU
033-8033569-001	LOMELI'S, INC.
033-8032779-001	MARTHALUZ GONZALEZ
033-8035729-001	PROJECT DEVELOPMENT GROUP, INC
033-8036619-001	SHYONA, LLC
033-8034509-002	VERONA, LLC
033-8038801-001	FUTURE TRENDS CORPORATION
033-8031136-002	DAVID K WYLIE
033-8034469-002	KEITH K. KUBICHECK, INC.
033-8029875-001	BARBARA A. BRADFORD
033-8031388-002	REB OF FLORIDA, INC.
033-8034255-001	A-1 PUMPING, INC.
033-8031913-001	STUDIO AIR CONDITIONING INC
033-8035771-002	KLEIN HARDWARE, INC.
033-8034417-001	NEW LEAF SALON LLC
033-8035839-001	NORTH FLORIDA EQUIPMENT RENTAL
033-8039248-001	FRENCH PATISSERIE, INC. (THE)
033-8033280-001	TONY'S GYM, INC.
033-8038196-001	LONNY L. AVILA
033-8033629-001	SOPHEAK SAN
033-8035224-001	LONG DOAN
033-8038462-001	RICHARD ELIAS
033-8038555-001	TANYA SORRELLE

033-8034428-001	ADVANCED REHAB ASSOCIATES, LLC
033-8037768-001	BYRON FREIRE
033-8037831-001	BONNIE L JOLY
033-8030292-001	S.R. HOLDING CO., INC.
033-8034372-001	PREMIER EQUIPMENT RENTAL, INC.
033-8035422-001	NEW PHOENIX METALS, LTD
033-8037073-001	NORTH PLATTE HOME PROJECTS CET
033-8034696-001	SPITZER'S INC
033-8033061-001	ORAN HARKLEROAD, INC.
033-8039323-001	MAXX FITNESS CORPORATION
033-8035237-001	JOSEPH R LACROIX
033-8035770-001	MIKE ROVNER CONSTRUCTION, INC.
033-8035349-001	T & K ASPHALT SERVICES, INC.
033-8036972-001	FITNESS VENTURES, INC.
033-8038119-001	DANOIS ARCHITECT, P.C.
033-8033913-001	MULWANI, LLC.
033-8039053-001	B & R Industries, LLC
033-8038285-001	ONE OAKES CORPORATION
033-8037228-001	MARIO A RODRIGUEZ
033-8036952-001	LAND O'LAKES VENDING CO., INC.
033-8033545-001	TOTAL TAN, INC.
033-8032720-001	CENTER STAGE & SALON, SPA & TA
033-8038472-001	DAVID M. PAYNE
033-8032478-001	GIGABYTE GRAPHICS, INC.
033-8037775-002	CASEY'S FOODS, INC.
033-8036650-001	CASIAS TRUCKING, LLC.
033-8039674-001	ENTHUSIASM FOODS, LLC
033-8032298-001	MICHAEL S. MCKAY, DMD.
033-8039076-001	SPARTAN MANAGEMENT CORPORATION
033-8034506-002	HAIR-TIQUE & TAN, INC.
033-8037318-001	ARMENAKIS ENTERPRISES, LTD.
033-8034211-001	TONI G. STEEL
033-8038704-001	UNIVERSAL BENEFIT PLANS, INC.
033-8034099-002	SOUTHSIDE RENTAL CENTER, INC.
033-8032393-001	MARGATE ANIMAL HOSPITAL, INC.
033-8037260-001	CYNTHIA A. VICKERY
033-8031909-001	SKINSATIONAL DAY SPA, INC.
033-8037283-001	FAMILY PLACE TO PLAY FUN CENTE
033-8034140-001	ATHALON PHYSICAL THERAPY, P.C.
033-8036564-001	AC SANITATION, INC.
033-8037406-001	J. CONSIDINE'S INC.
033-8033812-001	JEHAD A. HIWIADI

033-8032262-001	DNC-TANNING, L.L.C.
033-8037571-001	DAS PIZZA, INC
033-8036853-001	FLEGENHEIMER INTERNATIONAL, IN
033-8031965-001	RENAISSANCE RIALTO, INC.
033-8031672-001	CRESTMONT NURSING HOME NORTH C
033-8036736-001	JOY K. MOBLEY
033-8032363-001	HAPPY DENTAL PC
033-8038427-001	TEAM NAUGATUCK, LLC.
033-8033734-001	VICAR LIGHTING, INC.
033-8037421-001	TEXSUN TAN, INC.
033-8038077-001	DENNIS REISINGER & LORI REISIN
033-8035851-001	CELEBRITY HELICOPTERS, INC.
033-8038735-002	CEDAR'S MEDITERRANEAN FOODS, L
033-8034331-001	KATHERINE & GERARDO RUIZ
033-8031728-001	BIG TIME VENDING INC.
033-8038204-001	JEANNETTE NAVARRO
033-8034994-001	K & K AUTO & TRUCK SALES, INC.
033-8036134-001	JMC HOLDINGS, LTD
033-8037013-002	441 RENTALS, INC.
033-8030470-001	RENTAL PLACE, LLC (THE)
033-8036180-003	KSTONE FOODS, INC.
033-8039281-002	EISENHOWER PIZZA, INC.
033-8032457-001	2261 BROOKHOLLOW, L.P.
033-8036364-001	CHESAPEAKE BAY HELICOPTERS, IN
033-8032881-001	GILLIAM COMMUNICATION, INC.
033-8037263-002	AFFIRMED HOUSING GROUP
033-8034580-001	JEFFERY A. BACKUS
033-8031814-001	AKSHAT, INC.
033-8036881-001	NORTH HILLS OFFICE SERVICES
033-8036644-001	EASTLAKE LASER EYE ASSOCIATES
033-8034485-001	KIMMERON, INC.
033-8035615-001	GRAND BEACH RESORT CONDOMINIUM
033-8038570-002	CREATIVE PRINTING, INC.
033-8037522-001	WTS OF HARRISBURG, INC.
033-8030205-001	NEW LIFE CHRISTIAN CENTRE OF T
033-8038096-001	BRADASH CLEAN, INC.
033-8039037-001	IONA COLLEGE
033-8030350-001	LTE, L.L.C.
033-8036533-001	RUEDA TOWING, INC.
033-8033621-002	MARIAN SMITH
033-8035623-001	PALM TREE RECEIVERSHIP, LLC
033-8036630-001	SUNSATIONS TANNING, L.L.C.

033-8036504-001	EUROBRONZE, INC.
033-8035001-001	ATELIER HAIR AND BODY SALON, I
033-8039183-001	ROBERT L EVANS
033-8033496-001	MATTHEW C. STAPLES
033-8039109-001	STRONG TOOL COMPANY, LLC
033-8038624-001	CASBAH ROCK, INC.
033-8037764-001	SHERI SCHOEL
033-8035438-001	HARRY L. & DOROTHY M. SNOW
033-8032371-001	DARK STAR ORCHESTRA, INC.
033-8032675-002	CNS INC.
033-8038156-001	GARY ENTERPRISES OF INDIANA, L
033-8035139-001	MICHAEL A GLOVER
033-8037497-004	JEFFREY GIANGRANDE CORPORATION
033-8024709-001	UNDERGROUND HEROS, INC.
033-8039203-001	BIO-CLEAN PORTABLES INC.
033-8038903-001	IMOGENE KING
033-8039442-002	WES D. DANNENBRING
033-8037821-006	CROSS-SABRES LEASING COMPANY,
033-8029829-001	TOPKNOT INDUSTRIES, INC.
033-8030163-001	ALL-STAR GRAPHICS, INC.
033-8036390-002	TRASH MAN, INC. (THE)
033-8034278-001	DIRECT DRIVE EXPRESS, INC.
033-8035442-002	KBL, INC.
033-8034983-001	JIM N. AZM
033-8034251-001	FIVE POINTS GROUP, INC.
033-8033847-002	TOM JONES DISCOUNT DRUG CENTER
033-8039313-001	D & D CIGAR AND CIGARETTE EMPO
033-8035841-001	PLS FITNESS, INC.
033-8037528-001	AMORA PIZZA, INC.
033-8033257-003	TIKI TAN II, INC.
033-8033873-002	NRH LEASING CORP.
033-8037549-004	AVALANCHE HOLDINGS, LLC
033-8033504-001	JD BUILT, INC.
033-8033067-002	HARRIS R. HOLM
033-8033219-001	JULIAN CRANE AND EQUIPMENT COR
033-8024442-001	LAKE NORMAN RETAIL PROPERTIES,
033-8033903-003	TURN KEY EVENT RENTAL & DESIGN
033-8034032-001	O AND O ENTERPRISES, INC
033-8034742-001	SAPHIRE OF TAMPA BAY, INC.
033-8038141-001	GREATER SOUTHERN DISTRIBUTING
033-8034576-001	EKG AUTO SALES
033-8034751-001	R.L. MILLWORK & MATERIALS, INC

033-8035122-001	ANTHONY G GALLEGOS, D.D.S., IN
033-8032532-001	AARON W. JONES
033-8039609-001	LA ROSA ENTERPRISES, INC.
033-8037941-001	CINCO PLUMBING & HEATING, INC.
033-8038577-002	ACME SCENIC AND DISPLAY, INC.
033-8031783-001	RANGELY HARDWARE, INC.
033-8036752-001	BETTY KLATT
033-8031548-001	BF PIZZA, INC
033-8036022-001	DAY-STAR LLC
033-8033094-001	STEPHEN M. MCCANN
033-8038498-002	PIKE'S DIVERSIFIED CORP
033-8032633-002	MATS FOR YOU, INC.
033-8031797-001	COUNTRY INN WARREN, L.L.C.
033-8036511-001	JAWAD ENTERPRISES, INC.
033-8035070-001	BRIDGET L. ANDERSON
033-8036926-003	STRATEGIC RISK MANAGEMENT GROU
033-8038266-001	A-RIO SAN DIEGO, LLC
033-8035955-001	OCEAN HELICOPTERS, INC.
033-8032856-002	CLASSY CUTS + TANS INC
033-8039283-001	FLORIDA TENT OF SW FL, INC
033-8036490-001	TANZ & HANDZ, LLC
033-8039408-001	SNACKS 4 U, INC.
033-8030946-002	SOUTHSIDE BLUEPRINT SERVICE IN
033-8035858-001	EUROBRONZE LIMITED LIABILITY P
033-8035620-002	STATEN ISLAND AID FOR RETARDED
033-8033502-001	GENESIS MACHINING CORP.
033-8033254-001	ATLANTIC FIREWOOD, INC.
033-8032589-001	LLMD ASSOCIATES, L.L.C.
033-8037381-001	J & M INDUSTRIES INC.
033-8031596-001	TADESSE TESFAMICHAEL, D.D.S.
033-8031544-001	SILVER CLIFF VETERINARY CLINIC
033-8031659-001	LAUREL CANYON RETIREMENT COMMU
033-8031403-001	CARLISS ABEJON
033-8037878-001	GFF, INC.
033-8033359-001	KEM B. PARK
033-8032941-001	THANH HUONG CORPORATION
033-8032156-001	COBB DENTAL CORPORATION
033-8038959-001	GOODMANS, LLC.
033-8034616-002	SUBWAY DEVELOPMENT OF NORTHERN
033-8036082-002	ABDUL WALI BAYAZ, DDS, INC.
033-8036778-001	ASHOK DHARIA
033-8037300-002	AHEAD OF HAIR, INC.

033-8032531-001	JAMES RODRIGUEZ, DDS, P.C.
033-8036882-003	JEFFREY GIANGRANDE CORPORATION
033-8036756-001	SLP OF SOUTHWEST FLORIDA, INC.
033-8036459-001	WORLDWIDE SHIRTS, INC.
033-8033211-001	SIERRA CORP
033-8039107-001	WELCH HEALTHCARE AND RETIREMEN
033-8037170-001	SUBCO EAST, INC.
033-8033506-002	D & D PIZZA, L.L.C.
033-8033639-001	AFFORDABLE TREE SERVICE, INC.
033-8034090-001	RICHARD G. LEVENSON
033-8036904-001	BELLA SALON, L.C.
033-8032735-001	CHIED SAECHIN
033-8032826-002	RAMON S. MOSQUEDA
033-8032048-001	VIC & DOROTHY THOMAS
033-8036125-001	SUMMERLAND TAN, LLC.
033-8036083-001	JEFFREY GIANGRANDE CORPORATION
033-8032756-001	DEANNA SPURGEON-HITT
033-8035782-001	CAL RAM CONSTRUCTION COMPANY,
033-8033256-001	VARGO CORP.(THE)
033-8031358-001	SUBWAY-LYNDELL, LLC
033-8039608-001	PALM BEACH TANNING ENTERPRISES
033-8034440-003	ROB'S TRASH COMPANY, INC.
033-8034261-001	UNITED STATE AUTOSOUND COMPETI
033-8032143-001	TRI-LIGHT, LLC
033-8037857-001	JUBA'S INC.
033-8033703-001	CRICKET'S CREATIVE STYLING SAL
033-8032508-001	JACK R. DAVIDSON, D.V.M.
033-8034746-001	BERG CHRISTIAN ENTERPRISES, IN
033-8032976-001	STUDIO 10 BOUTIQUE, LLC
033-8033039-001	VICKERS WESTERN STORES, INC.
033-8030853-001	KENT A. THOMPSON AND ROBYN J.
033-8036058-001	DARRELL P. THOMPSON
033-8036272-001	EXTREME FITNESS LLC
033-8032366-001	WILLIAMS STREET FOOT CARE, P.C
033-8032082-001	SPATCO, INC.
033-8033083-001	DIVERSIFIED COMMERCIAL SERVICE
033-8035763-001	CHRISTOPHER BROWN
033-8035736-001	SUN SHOPPE, INC.
033-8033859-002	JUAN M. MORGA
033-8039321-002	LOEFFLER CHEMICAL CORPORATION
033-8038990-001	POTTER'S HOUSE CHRISTIAN FELLO
033-8035928-001	OTTUMWA BOARD OF REALTORS (THE

033-8033706-001	KEYS ARMORED EXPRESS INC
033-8033055-001	CONSUMER ADJUSTMENT COMPANY,IN
033-8033819-001	SUSAN J. PLECITY
033-8033125-001	PALISADES GAS & FOODS, LLC.
033-8034075-001	MARSING HARDWARE, INC.
033-8032302-001	SPJ DISTRIBUTORS, INC.
033-8039486-002	MARIO A RODRIGUEZ
033-8032080-001	DEBRA BELL
033-8031902-003	ANIMAL HOSPITAL, INC
033-8034981-001	LYNN J. SALON, INC.
033-8038556-001	HUMAN RESOURCE DEVELOPMENT PRE
033-8036285-002	JEFFREY GIANGRANDE CORPORATION
033-8036867-001	RX GROUP SERVICES, INC.
033-8036924-001	OLYMPIC GRAPHIC ARTS, INC.
033-8037862-001	BIG 4 TIRE SALES & SERVICE, IN
033-8035278-001	FRESH SALON & SPA, LLC
033-8038955-001	CALIFORNIA TANNING SALON II, I
033-8031224-001	EMBROIDERY WORKS, L.L.C.
033-8031282-001	JORDAN J. BALVICH, DMD, P.C.
033-8032008-001	INNA PETROSOVA MEDICAL P.C.
033-8039438-003	TODAY'S TANNING, INC.
033-8029211-001	FRANCISCO HERNANDEZ
033-8035210-001	SALON RUBIO, LLC
033-8034477-001	ROBERT A. GARCIA
033-8036691-001	NASSILLON DEVELOPMENT, INC.
033-8036831-001	OVEREASY, INC.
033-8035564-001	LIVINGSTON FAMILY MEDICINE, P.
033-8034210-001	JACK'S PIZZA #1 INC
033-8035765-001	COOK-WILLOW CONVALESCENT HOSPI
033-8034185-001	MARY R. JOHNSON
033-8034146-001	MARKETING IV, INC.
033-8038431-001	ATKIN ENTERPRISES, INC.
033-8031425-001	NPL MANAGEMENT, INC.
033-8036213-001	CREATIVE PRINTING, INC.
033-8035543-001	R.L.B.L., INC.
033-8038370-001	TENDER TOUCH SALON, LLC
033-8035015-001	TECOLOTE YOUTH BASEBALL
033-8035910-001	MARTHA KING
033-8032454-001	M.Y. TANNING PLACE, LLC
033-8031997-001	CHUNG M. SONG, MD, SC
033-8034962-004	PCK ENTERPRISES
033-8031546-001	GORDON R. CUNNINGHAM, D.V.M.

033-8031776-001	NOVA SCIENTIFIC CORPORATION
033-8035235-001	BLUSH CREATIONS, INC.
033-8038303-001	MILFORD SANDWICH SHOP, LLC
033-8031094-001	MGS MOTORS, INC.
033-8039224-001	TWINBROOK VENDING, INC.
033-8033489-001	MELVIN DURHAM
033-8032315-002	T & D SERVICES, INC
033-8033932-001	PRIMARY AND MULTI-SPECIALTY CL
033-8035018-001	INCETOOLS, INC
033-8038329-002	ASHEVILLE PIZZA & BREWING COMP
033-8036925-001	EXPLORER VENTURES (USA) LTD.
033-8037678-001	MCCARTHY COUNSELING ASSOCIATES
033-8038776-001	VOLUNTEER PALLETS, INC.
033-8037003-001	TOANO AUTO CLINIC, INC.
033-8039498-001	NELLYS BEAUTY SALON CORPORATIO
033-8036025-003	DICK JORDAN, INC
033-8034549-001	WILLIAM P. CLYSDALE AND SONIA
033-8027593-001	MIDDLE HOPE FAMILY DENTAL PLLC
033-8032860-001	HOWLO'S FUEL STOP, INC.
033-8039002-001	TUFF WRAP INSTALLATIONS, INC.
033-8031561-001	GAUNTLET AWARDS, INC.
033-8033676-001	ABDUL WALI BAYAZ, DDS, INC.
033-8031526-001	AGRISCAPE INC
033-8035393-001	JOHN VAN VONDEREN
033-8036178-001	KENNETH J. ROCHA
033-8035328-001	RICHARD MILLER
033-8033590-001	TEES AND MORE, LLC
033-8033927-002	MH GENNA CORP
033-8036660-001	JORDEL CO. (THE)
033-8039687-001	RIVA MAGNA, LP
033-8039071-001	MARK LANGENWALTER
033-8035482-001	EXHIBITS/GRAPHICS/INTERIORS
033-8038763-002	IRON INDUSTRIES, INC.
033-8035082-001	WESTPHAL WEST, INC.
033-8035217-002	JACKIE L. SCHMEISER
033-8038889-001	T & L AUTOMOTIVE, INC.
033-8034155-001	TOTAL BODY ZONE CORPORATION
033-8037740-001	SMART KHENSAWAN
033-8033372-001	ROBERT & LENORA DEL RE
033-8038946-001	JACKSON PRINTING COMPANY, INC.
033-8033850-001	REMAX UNLIMITED, INC.
033-8038980-001	DEBRA WEIDNER

033-8037886-001	RAPID TEMPS, INC.
033-8033112-001	PAUL L. BORNE
033-8031524-001	OSCAR & MARTHA GARCIA
033-8037158-001	CHAD D. TUTTLE
033-8039558-001	SHORELINE AWNING & PATIO, INC.
033-8032456-002	J & L BARNHILL, INC.
033-8035209-001	SPEED MEDIA, LLC
033-8035250-001	CANIK'S FEED AND GROCERY, LLC
033-8038785-002	JLM ENTERTAINMENT, L.L.C.
033-8034958-001	PO BOY PRODUCTION, LLC
033-8032702-001	SALONE SOLE INC
033-8034928-001	MC ENTERPRISES LLC
033-8038831-001	SIGNATURE DESIGN HAIR SALON, I
033-8035508-001	JDO ENTERPRISES, LLC
033-8037243-001	RACHAL A. YARNALL
033-8035681-001	MARY GILLIES
033-8038606-002	KUTNSTYLE, INC.
033-8034870-001	HOT ROD BILL'S, INC.
033-8038878-001	JAN OUTDOOR ADVERTISING, LLC
033-8032578-001	NORTH CENTRAL MISSISSIPPI BOA
033-8032244-001	VANITY AVENUE, INC
033-8037033-001	CONTRACTORS CHEMICAL, INC.
033-8034013-001	OR INVESTMENT GROUP, LLC
033-8035171-001	EVERYDAY FITNESS, INC.
033-8037298-001	CYNTHIA BUCKNER
033-8034530-001	SUSAN THOMPSON & AARON GROSS
033-8032241-001	FITCHBURG VETERINARY HOSPITAL LLC
033-8032760-001	D & D SERVICES, INC.
033-8037168-001	PLEASANT HILL AUTO BODY, INC.
033-8034453-001	LBH CONSTRUCTION SERVICES, INC
033-8034239-001	RIVERSPA LTD.
033-8038960-001	CORONA DEL MAR PIZZA COMPANY,
033-8036375-002	SALINA BOOKSHELF INC
033-8039554-003	R.A. GREIG EQUIPMENT COMPANY
033-8035456-001	BLUE FIELD FLOORS, INC.
033-8032439-001	PLANET BEACH ORLANDO, LLC
033-8038580-001	HARRIS SILVER & SONS, INC.
033-8037985-001	STEVEN K. DAVIS
033-8032722-001	SINGING OAKS RETIREMENT COMMUN
033-8034602-001	TRANQUILITY SALON & DAY-SPA, I
033-8034053-001	ACCURATE ACCOUNTING SERVICES,
033-8037313-001	BURKE, WORSHAM & HARRELL, LLC

033-8031093-002	SHERRY K. HALLMARK
033-8032392-001	EDWIN J ZIMMERMAN JR
033-8034612-001	DUNDEE FAMILY FUN CENTER, LLC
033-8034715-001	SHORE TANNING, L.L.C.
033-8037070-003	NORTH KINGSTOWN RENTALS, INC.
033-8034112-001	KIM RYAN MYERS
033-8034508-001	DOMESTIC CUSTOM METALS COMPANY
033-8031858-001	MARATHON COMMUNITY CHURCH
033-8036517-001	AARON J. JOHNSON
033-8033466-001	HERITAGE GOLF ATLANTA NATIONAL
033-8038088-001	ROCKY MOUNTAIN SPINE AND SPORT
033-8036307-001	ARRO SUPPLY CO.
033-8039258-002	T & J PIZZA, INC
033-8035117-001	SEAN P. GOGARTY
033-8038622-001	DONALD SMITH
033-8033724-002	CHANCE PIZZA, INC
033-8038112-002	TAUNTON RFC COMPANY, INC
033-8035243-001	PARADISE FOOD SERVICES INC
033-8036202-002	RW PIZZA, LLC
033-8034170-002	WILLIAM A. REIFFER
033-8035520-001	RED 7 SALON, INC.
033-8038108-002	BOOTHE ENTERPRISES, INC.
033-8037814-004	APPLIED VOICE AND SPEECH TECH
033-8035136-001	DESIGNER SHOES WAREHOUSE, L.L.
033-8032504-001	STITCHERY, INCORPORATED (THE)
033-8030808-001	LEON D. DAVIS, JR. DDS
033-8038115-001	SALON POSH, LLC.
033-8037341-001	MICHEL'S TEXAS INC.
033-8032424-001	SANDRA E MARTIN, DMD, PA
033-8038120-001	HARDWARE CONCEPTS, INC.
033-8036631-001	ORVILLE S SYESTER III
033-8034179-001	STOCKTON TAN LLC
033-8034723-001	SHORE TANNING II LLC
033-8035880-001	ERIC SHAWN WHEELER
033-8036498-003	PATRICK BALLON
033-8039607-001	EDWARD FERRELL
033-8037377-001	CRAFTS COUNTRY STORE, A GENERA
033-8037237-001	MOXIE, LLC
033-8035505-001	OOAL ENTERPRISES, INC.
033-8032882-001	JUAN GONZALEZ
033-8037648-001	DAVID TAYLOR & ASSOCIATES, LLC
033-8038022-001	PAUL YEFFMAN

033-8033095-001	ALL ABOUT MEE L.L.C.
033-8034466-001	AB ENGINES, INC.
033-8031807-001	JAG PIZZA, INC.
033-8034539-001	LAYERS, INC.
033-8034867-001	KAYMONT CONSOLIDATED INDUSTRIE
033-8035832-001	WILL PATE
033-8035221-001	TSUNIS HOTELS L.L.C.
033-8031264-001	PHILLIP J. SANTUCCI, DDS, MS
033-8034501-001	BIRDS EYE VIEW HELICOPTER, L.L
033-8036353-001	GOLDEN SPIRIT LIMOUSINE SERVIC
033-8034736-003	RON BROWN
033-8036726-002	SPORTS GIANT, LLC
033-8034349-001	APOTHECARY SHOPPE, LLC
033-8031988-001	JACK POGUE CO., INC.
033-8033360-001	R.A.M.P. OF N.Y. CORP.
033-8038385-001	DIANE R. BAGLEY
033-8034848-001	SALON LUIS, INC
033-8032426-001	JAMES R PARSONS
033-8039047-001	GREEN VALLEY SERVICES
033-8031885-002	ALLIED HEALTH CARE SERVICES, I
033-8037370-001	ALPESH R. GOVAN
033-8034838-001	STAKE COMPANY, LLC (THE)
033-8033601-002	SPORTEES, INC.
033-8034389-002	ROBERT & LENORA DEL RE
033-8036452-002	B&S REFRIGERATED TRANSPORT INC
033-8031578-001	NOSOTROS SPORTS PLUS, LLC
033-8030408-001	RANDALL S. ROBERTS
033-8037729-001	MANNY'S COCINA EAU CLAIRE, INC
033-8032389-001	ZED, INC.
033-8032007-001	NEWELL & SONS, INC.
033-8038236-001	TREETOPS REHABILITATION & CARE
033-8033935-002	G & K RENTAL, INC.
033-8033641-001	MERCY SIMON
033-8037262-005	PCK ENTERPRISES
033-8032253-002	DIVERSEY MEDICAL CENTER
033-8037625-001	LAWRENCE BELL
033-8036678-001	CHANG-CHON KIM
033-8036099-001	ALBUQUERQUE ACADEMY
033-8038824-001	SHELTER POST PRODUCTION INC.
033-8031060-001	JACK L. MALVIN DENTAL ASSOCIAT
033-8031198-001	STEVEN J. LEVINE, M.D.
033-8031001-001	RAY L. ROGERSON

033-8035035-001	DIXIE NOVELTY COMPANY, INC.
033-8035931-001	JOYCE E. DUNN & MICHAEL E. DUN
033-8036439-001	MARATHON COMMERCIAL SERVICES,
033-8034218-001	SIERRA GRANDE LODGE, INC.
033-8037732-001	A.C. HUGHES WATER WELL SERVICE
033-8038310-001	COMMUNICATION SOLUTIONS & ASSO
033-8038079-001	JEM CONTRACTING, INC.
033-8035653-001	METAL TECHNOLOGY, LLC
033-8033861-002	JUDY & JOHN TOLENTINO
033-8032729-001	GSSD INVESTMENTS LLC
033-8033002-002	FERESHTEH MAGHSOUDY,DMD,INC.
033-8031830-003	G.A.M.E. SPORTSWEAR LTD.
033-8030846-001	THOMAS R. BLOCK
033-8034823-001	MARKETQUEST LLC
033-8034350-001	INTERLOCK MEDIA, INC.
033-8038433-001	PHYSICIAN BILLING SPECIALIST
033-8033058-001	GRAPHICS MAX CORP.
033-8039299-003	FRAMEMAX, INC.
033-8035373-001	ALVERBEN ENTERPRISES, INC.
033-8036940-001	GARDEN CREST CONVALESCENT HOSP
033-8039604-001	RENU, LTD
033-8033860-001	STACY A HAMBLY
033-8032958-002	J&J DISPOSAL SERVICE, LLC
033-8029985-001	DONALD L. POMEROY, M.D., PLLC
033-8032150-001	KISHAN & THANKUR CORPORATION
033-8034012-002	VICAR LIGHTING, INC.
033-8036994-003	TOM JONES DISCOUNT DRUG CENTER
033-8038455-001	XENON INTERNATIONAL ACADEMY I,
033-8035660-001	OAKVIEW PHYSICAL THERAPY, L.L.
033-8033916-001	HAIR TECHNOLOGIES, INC.
033-8037502-001	HOHMAN LANDSCAPING, LLC
033-8033663-001	DIGITAL PRINT & REPROGRAPHICS,
033-8032654-001	ORMROD ENTERPRISES, INC.
033-8031083-001	ALCHEMY SALON, LLC
033-8036384-001	TREAT YOUR FEET CARPET CLEANER
033-8032308-001	PIONEER PROPANE, INC.
033-8036431-001	SHINE INDUSTRIAL CORP.
033-8033495-001	FIRST TEE NEW YORK, INC.
033-8033366-001	TIKI MON TANNING, INC.
033-8034656-001	SADIE'S DRUGS, INC.
033-8032447-002	TAMPA TENT & RENTAL CO., INC
033-8034167-001	SCOTT D STANTON

033-8038386-001	CD OF OREGON
033-8034478-001	CROSS ROAD TRUCKING, INC.
033-8035331-002	AREA RENTAL AND SALES, INC.
033-8033677-001	KLEIN ANIMAL CLINC, INC.
033-8032199-001	JO SEGUI COIFFURE, INC.
033-8037489-001	ADVANCED MECHANICAL ENTERPRISE
033-8030557-001	PLACER EQUIPMENT RENTALS, INC.
033-8031774-001	CARSEE, INC.
033-8032690-001	TERRY COLLINS
033-8037949-001	AGAAN, LLC
033-8035824-001	FAMILY VENTURE, LLC
033-8039138-001	LLOYD MAXCY & SONS BEAUCHAMP C
033-8036414-001	SANDRA L MCCLEARY
033-8033609-002	AUTO COLLISION, INC.
033-8034396-001	JAMES A. FABER D.D.S., P.C.
033-8037807-001	STEPHEN M MURPHY
033-8031235-001	KENNETH L. PETTIT, DO,LLC.
033-8033301-001	COMMUNICATION CONSULTING SERVI
033-8037479-002	ALDEN INCORPORATED
033-8032450-001	NO LINES TANNING LLC
033-8037393-001	STYLEMAKERS, INC.
033-8032843-001	ACCURATE AUTO COLLISION, INC.
033-8032877-001	SMITH'S TRANSMISSION REPAIR, L
033-8029974-001	CUONG TRAN
033-8032026-002	BEATA A. CARLSON, D.D.S., P.C.
033-8036287-001	CLAUDIA FARNUM, INC.
033-8035391-001	X WASTE DISPOSAL, INC.
033-8032536-002	IMAGEONE IMPACT, INC
033-8032687-001	ESTEEM CARPET CLEANING, INC.
033-8035605-001	SOGGY DOGGY, INC. (THE)
033-8031931-001	FLAME SPRAY, INC.
033-8037136-001	KD KANOPY, INC.
033-8031382-001	CROY ENGINEERING, LLC
033-8035476-001	MEXICO 1900 RESTAURANT
033-8033745-001	MARK G. DRUMMOND
033-8031054-001	PERE MARQUETTE RECREATION, LLC
033-8032956-001	RONALDO MEIRA
033-8033316-002	QBW, INC.
033-8039326-001	GRUBBS NISSAN MID CITIES, LTD
033-8037388-001	CYNTHIA MOSS PHILLIPS
033-8032907-001	ATLANTIC COAST RHEUMATOLOGY, P
033-8032691-001	PERSYS ENGINEERING INC

033-8036671-001	JONES & CO.,A PARTNERSHIP
033-8036371-001	ADAUCTUS GIHAN PERERA
033-8035265-001	BLUE ROCK TECHNOLOGIES, LLC
033-8034542-001	JUANA GUEVARA
033-8035215-001	LISA J. MARTIN
033-8032574-001	DONNELLY ENTERPRISES INC
033-8032533-001	SIKONDRE C. MATHIS
033-8031694-002	CASTLE SYSTEMS, INC.
033-8035174-002	R.A. GREIG EQUIPMENT COMPANY
033-8032245-001	JIYU, INC
033-8031995-001	PAUL E. & NEDKA I. HUFF
033-8038340-001	GREGORY L LEMBO
033-8036536-001	KILLIAN DENTAL CERAMICS, INC.
033-8038286-001	USA TIRES INTERNATIONAL CORPOR
033-8030158-001	VIP LITHO
033-8037474-001	AFFORDABLE TIRE, INC.
033-8036896-001	NATIONAL ENROLLMENT SERVICES,
033-8032493-006	MELLACE FAMILY BRANDS, INC.
033-8036401-001	L.A. MILLER, CPA, P.S.C.
033-8035885-001	KATHLEEN M. BEAGLE
033-8035844-002	RED 7 SALON, INC.
033-8034873-001	NORTHRIDGE GG, INC.
033-8036052-001	LINDEN A. GARDNER
033-8034840-001	VIRTUOSO GRAPHICS LLC
033-8039327-001	IMAGESPAN, INC.
033-8036074-001	RUBEN GALLARDO
033-8037760-001	MAHAMATI, INC.
033-8033000-003	GARBAGE HOUND SANITATION, LLC
033-8039330-001	DANIEL J. LOVELESS
033-8034298-001	D.V. AUTO CENTER, INC.
033-8032517-001	JAVIER SANCHEZ
033-8032217-001	DEZI, INC.
033-8035665-001	KAHDIJAH'S SOLUTIONS HAIR STUD
033-8032047-001	WES D. DANNENBRING
033-8034117-001	EDUCATION TECHNOLOGY CONSULTAN
033-8039044-001	JOSHUA W MATTHEWS
033-8036561-001	HAIRMETRICS, INC.
033-8034257-001	ASHLEE CAMPBELL
033-8038084-002	SEIGLER ENTERPRISES, INC.
033-8034589-001	SMARTLABS, INC.
033-8033085-001	REBALSARIAN FOODS, L.L.C.
033-8038778-001	DEBRA HINES, INC.

033-8037412-001	NZR RETAIL OF TOLEDO, INC.
033-8032782-001	OM SPA CHIROPRACTIC & WELLNESS
033-8029782-001	PHOENIX MASONRY, INC.
033-8035190-001	KELLY SHOENFELD, INDIVIDUAL
033-8035585-001	SALON ZUBERENZ, INC.
033-8033772-001	BROWN FAMILY BUILDERS, LLC
033-8031675-002	SMALL CONSTRUCTION, INC.
033-8038421-002	RENA J SHAMIE
033-8033271-001	JAKOR SALON, INC.
033-8032221-001	ODD-IT-TEES ADVERTISING SPECIA
033-8032765-003	CHARLOTTE SHREDDERS, LLC
033-8039529-003	ERIC ROSS WINERY LLC
033-8039627-001	AXIS ENTERPRISES, INC.
033-8031889-001	QUALITY LUBE CENTER, INC
033-8034427-001	GESCO MIAMI CORP.
033-8033702-002	ADVANCED CLEAN-UP TECHNOLOGIES
033-8030546-001	DAVID LANIER
033-8035398-002	MARKETQUEST LLC
033-8033606-001	MIRNA LARA
033-8031954-001	W.S. YOE NURSERIES R.&D., INC.
033-8035515-001	TJA VENTURES, LLC
033-8038546-001	KRAMER PHOTOGRAPHY, INC.
033-8036545-001	ANTHONY JOHNSON
033-8036420-001	ULTIMATE EXPOSURE, LLC.
033-8035399-001	STEPHANIE F. KAATS
033-8034674-001	COUNTRY TOOL RENTAL INC
033-8035044-001	COMMEMORATIVE AIR FORCE- MISS
033-8032167-001	CM BRONZE, INC.
033-8034900-001	WM GLENN WOODSON
033-8035896-001	BETTYE MIFFLIN
033-8037498-001	CHIROPRACTIC ASSOCIATES OF FA
033-8031970-001	TONY J. ULIANO
033-8035979-001	ABK ENTERPRISES, INC.
033-8033177-001	BUILD IT GREEN
033-8038998-001	AVCOA, INC.
033-8038428-001	SPECIAL EVENT SERVICE & RENTAL
033-8033613-001	COMRISE TECHNOLOGY, INC.
033-8031128-001	H.M. YURGALAVAGE, DMD., P.C.
033-8037361-001	ROBERT G. PETERSON
033-8033242-001	NATURAL BEAUTY SALON AND ACADE
033-8032284-001	CHRISTOPHER L SNEED
033-8035078-002	GLEN A MEAD

033-8029800-001	GARY P. TOBIN, D.D.S., INC.
033-8039542-002	CORE KINETICS MOVEMENT & PILAT
033-8034097-001	TURNER ENTERPRISES, INC.
033-8029205-001	ZEROREZ NC, LLC
033-8036795-001	FOOD SCIENCES CORP.
033-8034481-001	FAST LANE 1998, INC.
033-8036294-001	KELLY A. JOHNSON
033-8039074-002	V.S.V. BAKERY INC.
033-8035381-001	A DAY AWAY SALON AND SPA, INC.
033-8039469-001	FOREIGN CANDY COMPANY, INC THE
033-8036868-003	JOHNSTON DESIGN ASSOCIATES, LL
033-8038747-001	SALON COMMISSO, LTD.
033-8036851-001	ROBERT HUMPHREY
033-8037464-001	R & C PROPERTY INVESTMENTS, LL
033-8031686-001	SUBWAY DEVELOPMENT OF NORTHERN
033-8031693-001	GAFA TX, INC.
033-8031898-001	JEFFERY E. HODGES, DDS, PC
033-8039508-001	NEVADA NOVELTY, INC.
033-8031527-001	ADVERTISING RESOURCES, INC.
033-8032269-003	MOUNTAIN VIEW CHILD CARE, INC.
033-8032542-001	HARLEY'S DESIGN CONCEPTS, INC.
033-8036912-001	LOIS A CHILDERS
033-8034404-002	TAW ENTERPRISES, INC
033-8037936-001	CONDO SERVICES, INC.
033-8033531-001	KEITH K. KUBICHECK, INC.
033-8035354-001	FRANK WITMER
033-8031130-001	HORIZON DENTAL, P.A.
033-8038540-006	INDEPENDENT EQUIPMENT CORP.
033-8032625-001	KAREN M KARLE
033-8033224-001	UPTON INC
033-8039489-001	CHAMPIONSHIP ENTERPRISES, INC.
033-8032188-001	SYSTEM, INC., THE
033-8032520-001	RONK SERVICE CENTER, INC.
033-8035226-001	L & D NEW CORP.
033-8032030-001	IZNSTACY,INC.
033-8032068-002	CORLEY COMPANY (THE)
033-8031863-001	BEACHLESS GLOW, INC.
033-8036872-001	RR&C PROPERTIES, L.P.
033-8036964-001	A. RHODES WILSON & ASSOCIATES
033-8032948-001	MARY'S EMBROIDERY/ROLAND'S TRO
033-8035648-001	CRI ADVANTAGE, INC.
033-8031951-001	THOMAS J. NEELY JR.

033-8036087-001	24TH STREET SUB, INC.
033-8033925-001	SALON PANACHE, A GENERAL PARTN
033-8033091-001	SANFORD BARROWS GROUPS, INC.
033-8032216-001	GABRIEL M SALINAS
033-8036049-002	FRANCIS R. HELM JR.
033-8033176-001	RUBYWORX, LLC
033-8034134-002	NEIGHBORHOOD GROCER, L.L.C.
033-8034222-001	NASHVILLE PIZZA CO., INC.
033-8032752-001	U.S. MARTIAL ARTS ACADEMY, INC
033-8029664-002	EAST AMAZON AUTO REPAIR, INC.
033-8033040-001	SOIREE HAIR SALON & MINI SPA,
033-8032876-001	PALISADES CHARTER HIGH SCHOOL
033-8033730-003	DIVERSEY MEDICAL CENTER
033-8033401-002	BRIAN COLLINS
033-8039103-001	JOSEPH NJIHIA
033-8032671-001	ORION FOOD STOP, INC.
033-8027198-901	PSI PIZZA, LLC
033-8033721-001	MAD PIZZA COMPANY, INC
033-8032522-001	BAYOU SIGNS & GRAPHICS, L.L.C.
033-8038766-001	907 DRIGGS AVE. ASSOCIATES, L.
033-8033750-001	KOHLHEPP J.A., SONS, INC.
033-8033728-001	ROMA OF NORTHERN CALIFORNIA
033-8034433-001	BRUCE W. TURNER
033-8028404-001	LAWS CUSTOM FLOORING, INC.
033-8037271-001	CONNECTICUT NURSES' ASSOCIATIO
033-8035175-001	QUINCY MOTORS, INC.
033-8037849-001	AIRWEST AIR CONDITIONING AND H
033-8034371-002	ADIRONDACK TOOL CO., INC.
033-8035092-002	SMITH'S TRANSMISSION REPAIR, L
033-8033227-001	MAYERS MEMORIAL HOSPITAL DIST.
033-8032934-001	WATSON MASONRY CO.
033-8038572-002	LATHAM'S DOWNTOWN HARDWARE, IN
033-8032902-001	SOUTH SHORE AUTO RECOVERY, LTD
033-8032350-002	AKSHAT, INC.
033-8034067-001	AFFIRMED HOUSING GROUP
033-8037050-001	NICHOLAS, RICHARD INC.
033-8032740-001	CRITERION CHILD ENRICHMENT, IN
033-8039202-001	SUNBANQUE OF GLOUCESTER, INC
033-8034297-001	ULTIMATE PARTY SUPPLY, INC.
033-8034216-001	ALL FRENDZ, INC.
033-8038904-001	CORE KINETICS MOVEMENT & PILAT
033-8038373-001	MARTIN N. GORMAN, D.D.S., A PR

033-8031072-001	JEROME A. COHN, D.P.M., P.C.
033-8032710-001	DAVID HAMP
033-8032829-001	MIKE SCOLES, INC.
033-8031374-002	BWWC CORPORATION
033-8038114-002	CHARLES L LINVILLE
033-8032624-001	SIMPLY YOU SALON, LLC
033-8039272-001	C. MARINO, INC.
033-8031613-001	COZMO THE SCHOOL, INC.
033-8030899-001	FRAN BOWMAN
033-8032324-001	MICHAEL H GARABEDIAN
033-8031236-001	BERKSHIRE PLACE, LTD
033-8030220-001	PATRICIA AND ALLAN KOPPMAN
033-8034319-003	C & A EMBROIDERY & LOGO DIGITI
033-8039130-001	VIPER TECH, INC.
033-8036884-002	FINANCIAL ADVISORS OF AMERICA,
033-8031896-001	ENVIROMATRIX ANALYTICAL, INC.
033-8031819-001	NOACK AWARDS & ENGRAVING, INC.
033-8031635-001	WILLIAMS CLEANERS, INC.
033-8039168-001	DAVID'S AUTOMOTIVE REPAIR LLC
033-8030759-001	JOHN E. BALMER, D.O.
033-8030965-001	EAST GEORGIA PAIN MANAGEMENT C
033-8030855-001	FAITH A. COUSINS DDS P.C.
033-8031174-001	GATEWAY FAMILY DENTISTRY, LLC
033-8038206-001	CCM ASSEMBLY & MANUFACTURING,
033-8038496-002	ALEXANDER'S OF CAMBRIDGE, INC.
033-8037296-001	ART OF BEAUTY BY CRYSTAL, INC.
033-8038506-001	ANDRUS HOLDINGS, LLC
033-8036424-001	MAJESTIC MARBLE AND GLASS COMP
033-8032045-001	RONALDO DE JESUS, M.D.,P.C.
033-8032929-002	ANDY'S TREE SERVICE L.L.C.
033-8030741-001	HALA AHMED AL-TARIFI, DDS
033-8034486-001	ADVANCED STRUCTURAL INSPECTION
033-8038324-001	DONG SEON LEE
033-8035619-002	STRATEGIC RISK MANAGEMENT GROU
033-8034213-002	JOHNSTON DESIGN ASSOCIATES, LL
033-8033833-002	SUSAN J. PLECITY
033-8028948-001	SOUTHSIDE BLUEPRINT SERVICE IN
033-8036878-001	CYBERNET CONSULTING, INC.
033-8034972-001	PANGEA SILKSCREEN
033-8032089-001	HUNKELER EYE INSTITUTE, P.C.
033-8031450-001	VONDA K. VICTOR
033-8032242-001	JAMES A. SCHAGER

033-8032276-001	IMAGINE ENTERPRISES, INC.
033-8024146-001	B & L BOWLING CENTER, LLC
033-8035838-001	ROMAN CATHOLIC ARCHBISHOP OF B
033-8033234-001	PLATINUM SALON & DAY SPA LIMIT
033-8031057-001	KAT GUYON
033-8033505-001	P.C. CONCESSIONS, INC.
033-8033498-001	HERBERT & LINDA DECKER
033-8032305-002	RAMCO TECH, LLC
033-8039448-001	KARKRAFT SYSTEMS,LLC
033-8031953-002	ALPHA ANALYTICAL, INC
033-8038663-001	TRAILER REPAIR & MAINTENANCE,
033-8038771-003	AARON THOMAS
033-8036906-003	ASHLEY MEDICAL EQUIPMENT & SUP
033-8033179-001	STADI THOMPSON
033-8030974-001	BARTLESVILLE ANIMAL HOSPITAL,
033-8036394-002	PATRICK BALLON
033-8036085-001	CAMPBELL DENTISTRY, INC.
033-8034929-001	ALISON MERRITT
033-8032733-004	S & T HARDWARE INC
033-8031952-001	CORLEY COMPANY (THE)
033-8032491-001	PONTIAC LAKE, INC.
033-8032601-001	BRISTOL TORREY, INC.
033-8038327-001	EAST SIDE AUTO SALES, INC.
033-8033362-001	STEPHEN J. NICHOLAS, M.D.,P.C.
033-8032803-001	MICHAEL LEMKE
033-8034786-001	EDWIN E AND PAULETTE H ROCHER
033-8036265-001	FLORIDA AWARDS AND TROPHY COMP
033-8030501-001	MAX HAIR SALON, LLC. (THE)
033-8038981-001	BENNY OWEN
033-8030723-001	LIBERTY ANIMAL HOSPITAL, P.C.
033-8030788-001	PET FRIENDS, LLC
033-8030825-001	BRIAN G. MEEHAN, M.D., P.C.
033-8030852-001	LAURIE J. BLANSCET, DO
033-8033097-001	AMERICAN BRIGHT STAR INC
033-8036453-001	LATHAM'S DOWNTOWN HARDWARE, IN
033-8033189-001	ARTISTIC SIGNS & NEON, INC.
033-8038043-002	OOAL ENTERPRISES, INC.
033-8039505-001	BE'JE SALON & ESPRESSO BAR, LL
033-8034376-001	HEALTH CARE ASSOCIATES, INC.
033-8032960-001	MONUMENT PHARMACY, INC.
033-8038001-004	VENDING OF TEXAS, L.L.C.
033-8034578-001	THIRD AVENUE INVESTMENTS, LLC

033-8038783-001	GNU ENTERPRISES INC.
033-8033805-002	A & S SULTAN, INC.
033-8031891-001	SOCKET SOURCE, INC. (THE)
033-8032810-001	ANONYMOUS GLASS WORKS, INC.
033-8032950-001	L & M MINI-MART, INC.
033-8037076-001	STREET METALS LLC
033-8035445-001	DAVID T. PATTERSON
033-8035560-001	JOHN C. CREEL
033-8037906-001	REBECCA CLAUSEN
033-8031111-001	ROAD TO RESPONSIBILITY, INC.
033-8031890-002	M. HOLLAND COMPANY
033-8031502-001	SHREE MOUNY, INC.
033-8028959-001	CAMEO, INC (THE)
033-8034954-002	ULTIMATE PARTY SUPPLY, INC.
033-8032417-001	DAFCO INVESTMENTS, LLC
033-8039104-001	PARRIS PIZZA, INC.
033-8032872-001	SUZANNE FELSEN LLC
033-8031529-001	SHEAR XPECTATIONS, LLC
033-8032434-002	STEPHANIE A EVANS
033-8030880-001	BENLINE CORPORATION (THE)
033-8032776-001	TENNESSEE WIRE TECHNOLOGIES, L
033-8035481-001	MCKERNON GROUP, INC. (THE)
033-8036733-001	ASSOCIATED MICROBREWERIES, LTD
033-8031627-001	MIND, BODY, & HAIR, LLC.
033-8033303-001	C&C SERVICE CORPORATION
033-8034759-002	JEWELRY BY DESIGN INC
033-8036454-002	SUPERIOR SIGNS SERVICE, INC.
033-8038613-001	FRAMEMAX, INC.
033-8032419-001	EMBROIDERED SPORTSWEAR, INC.
033-8032394-001	STEVE OWENS TRANSPORT SERVICES
033-8038605-001	KUTNSTYLE, INC.
033-8034853-001	JIMMY WALKER
033-8035673-001	S & K ENTERPRISES
033-8038870-001	CESAR DUARTE
033-8029753-001	TAYLOR PROPERTIES OF ORANGE CITY, LLC
033-8032081-002	HOWELL LOGGING, INC.
033-8035837-001	DOUBLETOOTH, INC.
033-8033331-001	CHARLES T STERLING
033-8033475-002	AMBI PHARMACEUTICALS, INC.
033-8035993-003	WESTCOAST WAREHOUSING LLC
033-8031566-001	DIVERSEY MEDICAL CENTER
033-8031141-001	CYNTHIA D. MCNEIL

033-8031935-001	LILIT NAZLOUYAN
033-8035618-001	GRAND BEACH RESORT II CONDOMIN
033-8034135-001	MIKKIA M BRILL
033-8031709-001	DIANE M. HATEM
033-8033326-001	CLIP ZONE, INC.
033-8031555-001	LUCE TRUCKING COMPANY
033-8031197-001	CAROLINA INDUSTRIAL COATING CO
033-8033065-001	PATRICK BALLON
033-8033158-001	AMIL & AMER, INC.
033-8038537-001	YOUR PHOTO TO PAINTING, LLC
033-8039291-001	PVC ENTERPRISES, INC.
033-8032066-001	NATURAL HIGH, INC
033-8038643-001	AAA AIR CONDITIONING, INC.
033-8036638-001	JONG CHAN KIM
033-8038265-001	CEDAR'S MEDITERRANEAN FOODS, L
033-8031389-001	AD-ONE INNOVATIONS INC.
033-8031415-001	FRANK J. KADEL, D.O., P.C.
033-8033169-001	CUT ABOVE HAIR GALLERY, INC (T
033-8032844-001	FAST LANE 1992 L.P.
033-8028374-001	SMART PARTY RENTS, INC.
033-8031892-001	SPANISH TRAIL HOSPITALITY CORP
033-8031630-001	RONALD & DEBORAH BAILEY, INDIV
033-8032814-001	BART A. HALL
033-8031702-001	DAVID D. GRAHAM
033-8038242-001	DALLAS TIGERMARK LP
033-8038387-001	JIM MCNATT AUTOMOBILE CO.
033-8033128-001	NANCY CODY
033-8038705-001	BLUE RIBBON VENDING, LLC
033-8039191-006	GAMKA SALES CO., INC.
033-8035152-001	MBS MANUFACTURING, INC.
033-8030794-001	INK AD, INC
033-8035085-001	MIDCAROLINA PEDIATRICS, P.A.
033-8033986-001	RICK BELT
033-8034236-001	A CLASS ACT, A WASHINGTON GENE
033-8037081-001	JOANIE PARKER HAIR STUDIO, INC
033-8032916-001	MCMAHAN SALES & MARKETING, INC
033-8036325-002	FELLOWSHIP CHRISTIAN SCHOOL, I
033-8032694-001	FENKELL STOP PLUS INC.
033-8032831-001	JOHNSTON DESIGN ASSOCIATES, LL
033-8031620-001	KBL, INC.
033-8031528-001	HERMAN L. BROADWAY
033-8035523-001	SUSAN HUMPHREY

033-8032179-001	HMS EDUCATIONAL SERVICES, INC.
033-8034087-001	CURTIS MCDANIEL
033-8032318-001	CINDY CORP.
033-8031563-001	LAMIA SHOREZ
033-8032689-001	CARIBBEAN COLOR, INC.
033-8033109-002	U.S. MARTIAL ARTS ACADEMY, INC
033-8037658-001	CARSON T. LO, MD.P.A.
033-8036021-001	REENA CORPORATION
033-8037784-001	CHARLES L LINVILLE
033-8038189-002	CRESENT HEIGHTS DEVELOPMENT
033-8032852-001	HERITAGE GOLF OYSTER REEF, LLC
033-8034456-001	A NURSE AND A SPA INC.
033-8039065-001	BLACKCREEK WOODWORKS, INC.
033-8028986-001	BRADLEY'S BODY SHOP, INC.
033-8038153-001	REYNA BROTHERS, INC.
033-8032160-001	TEAM NORTH SYRACUSE, INC.
033-8031916-001	NORTHEAST DERMATOPATHOLOGY INS
033-8033892-001	SHIRIN SARI (USA), INC.
033-8039338-001	KIM FARON
033-8035578-001	DENISE LEE'S, INC.
033-8031357-001	EARTH, MOON & SUN, LTD
033-8038243-001	TIGERMARK, LTD.
033-8038627-001	FREESTYLE INFORMATION TECHNOLO
033-8035497-001	FRONTERA FINANCIAL SERVICES
033-8034292-001	ADRIAN RIVAS
033-8031759-001	GUACAMOLE, INC.
033-8031547-001	SUNSHINE MILLS INC.
033-8033076-001	EVCO COMPUTER & EMBROIDERY CRE
033-8031479-001	DOYLE W. ROGERS
033-8033635-001	A CLASSIC HAIR DESIGN, LLC
033-8038910-002	SOUTHLAND EQUIPMENT SERVICE, I
033-8031249-001	L & M RENTALS & EQUIPMENT, A P
033-8031433-002	IVAN COLON
033-8033924-001	CHICAGO STREET HAIR COMPANY
033-8035705-001	CSC OF NC, PC
033-8039301-001	REM PETROLEUM INC.
033-8027241-001	ARIZONA SCREEN PRINTING CO
033-8031406-002	CWF, INC.
033-8039634-002	CHEOL H. WOO
033-8031961-001	BUDERER DRUG COMPANY, INC.
033-8036787-001	KUPER SIGNS, INC.
033-8039492-001	STAFFORD PRIMARY CARE ASSOCIAT

033-8037724-001	GARRY G. STARR
033-8035411-002	ISOTEC INTERNATIONAL INCORPORA
033-8031769-002	MOUNTAIN VIEW CHILD CARE, INC.
033-8030549-001	ERIC ANTHONY MORSE
033-8038215-001	FLORENCE MEAT PACKING, CO. INC
033-8031000-001	SANTA FE MEDICAL CLINIC, INC
033-8039322-001	CARRIBBEAN TAN COMPANY, LLC.
033-8032287-001	SHIRLEY V. WATERS
033-8031029-001	MOUNTAIN LAKES DENTAL ASSOCIAT
033-8031037-001	LOWCOUNTRY PET WELLNESS CLINIC
033-8039023-001	MRM TRUCKING, INC.
033-8036061-001	RAY NOLD II
033-8032093-001	OLIVER J. SMITH
033-8032946-001	UTA AMERICA CORPORATION
033-8031720-002	ROAD TO RESPONSIBILITY, INC.
033-8029773-001	JF MANUFACTURING, INC.
033-8031956-001	DANIEL MCALLISTER, INDIVIDUAL
033-8031244-001	DB THOMPSON, INC
033-8031767-001	NICHOLAS W. DEBELLIS, III
033-8031485-001	MOREY MOTORWURKS LLC
033-8031662-001	S & J DESIGN CONNECTION INC.
033-8033536-001	SEAN P. JENNINGS PSY.D.,INC.
033-8031466-001	STEVE J. MELANDER-DAYTON
033-8031859-001	SIGN DESIGN & LABELING, INC.
033-8031813-001	TEMP TECH MECHANICAL SERVICE C
033-8035382-001	LARRY W. SCHATZ
033-8037351-001	CATHEDRAL ROCK OF NORTH ST LOU
033-8033328-001	OM & F, INC.
033-8038587-001	THOMAS D BOLTEN
033-8030011-001	C N D ASSOCIATES, INC
033-8038764-001	JOEL K. REIDENBAKER
033-8033722-001	OLD PUEBLO RESTAURANT
033-8032229-001	GOLDEN GODDESS, LA STUDIO DE
033-8037950-001	CLIFFORD T HICKS
033-8031612-001	MERGE FITNESS LLC
033-8032441-001	ARPOM, INC.
033-8039664-001	SAKURABANA, INC.
033-8030994-001	STEVE MALHEREK
033-8036388-001	PARADISE PRODUCTIONS, INC.
033-8031354-001	JOSEPH J. ASTRELLA
033-8035431-002	BLOOMFIELD PARTY RENTAL CORPOR
033-8038933-001	METRO PEDIATRICS, P.A.

033-8028495-001	MEOKI, LLP
033-8030245-001	DUSTIN DUGGER
033-8032612-001	ALICE H. KRAL
033-8029659-001	ROCK SOLID IMPRESSIONS, INC.
033-8037486-002	AARON THOMAS
033-8031597-001	GREENSPAN ADJUSTERS INTERNATIO
033-8039421-001	CHADDS FORD ANIMAL HOSPITAL, P
033-8031488-001	CONTRACTOR SALES & RENTALS OF
033-8038707-001	VBAGS INC.
033-8031486-001	TRASH MAN, INC. (THE)
033-8032854-002	HAMMOND FURNITURE,INC.
033-8031422-002	STAN & SONS, INC.
033-8031631-001	MARILOU'S HAIR SALON, INC.
033-8032900-002	DAVID L. PALAGYI
033-8036086-003	CASTLE SYSTEMS, INC.
033-8038126-001	SCP INTERNATIONAL, INC.
033-8030113-003	S & T HARDWARE INC
033-8038195-001	MANGOS & MONGOOSES, INC.
033-8034827-001	GARDINERS BAY COUNTRY CLUB
033-8030632-001	CHERIE L. MCALLISTER
033-8035402-001	MARIA REYES
033-8038692-003	HAT TRICK PIZZA, INC
033-8032590-001	HEALTH AND COMFORT PRODUCTS, I
033-8035514-001	AARON THOMAS
033-8032853-001	HAMMOND FURNITURE,INC.
033-8031893-003	M. HOLLAND COMPANY
033-8032539-001	JOHNSTON & HAYDEN, LLC
033-8033054-001	SALON NOUVEAU, LLC.
033-8033078-001	PIERSON COMFORT GROUP, LLC
033-8037506-001	BLOOMFIELD RENT-ALL, INC.
033-8031618-001	VINEBURG MACHINING, INC.
033-8031158-001	GRIMM FAMILY PRODUCTIONS, INC
033-8031218-001	FOUR STAR INVESTMENT GROUP, LT
033-8039179-002	IN HIS SERVICE PRODUCTIONS, LL
033-8031634-002	B&C VISIONS, LLC
033-8038691-001	COOKSTON ENTERPRISES, INC.
033-8034160-002	KERIEL, INC.
033-8038614-001	JOANIE'S ABOUT FACES, INC.
033-8035468-003	AKO ENTERPRISES, INC.
033-8038809-003	SCHWARTZ SILVER ARCHITECTS, IN
033-8032849-001	MICHAEL P. HERZOG
033-8031599-001	HIGHLAND MOBIL, INC

033-8031666-001	ACTIVE, INC.
033-8032744-001	CLEAN BEGINNINGS DISTRIBUTION
033-8031404-001	BRIAN COLLINS
033-8039114-001	FAIR ADVANTAGE, INC.
033-8030683-001	MCCREM, LLC
033-8033288-001	LARRY KING AND ASSOCIATES, R.L
033-8030942-001	SANDEL AND ASSOCIATES, INC
033-8038693-001	AAR, LLC
033-8031838-001	GLEN A MEAD
033-8032850-002	HERITAGE GOLF WHITE COLUMNS, L
033-8039176-001	JAMES GARVIN
033-8033168-001	STACEY G. LITTLE
033-8031945-002	CURBSIDE SERVICES, INC.
033-8033533-001	JAI KISHAN INC
033-8035557-002	WILLIAM P. CLYSDALE AND SONIA
033-8031710-001	FRANK J. ZECHMAN
033-8039490-003	KEVIN BARBEE
033-8039286-001	BG SUNOCO, INC.
033-8031785-001	S & S MANE ATTRACTION, LTD
033-8034733-001	HAROLD F. FISHER & SONS
033-8038424-001	MCNEIL INDUSTRIES, INC.
033-8034145-001	WAYNE CAMPBELL
033-8031757-002	KAMALJIT SINGH
033-8030901-001	JORGE A TREMINIO
033-8031411-002	CONCRETE IDEAS, LLC
033-8032423-001	SALON DU SOLEIL, INCORPORATED
033-8031998-001	SALON LOBA, LLC
033-8038235-003	SPENCERS GAMEMASTERS CO. INC.
033-8032416-005	XPRESS DATA, INC
033-8035890-001	MANE ATTRACTION SALON, LLC
033-8036583-002	MCCUNE FOOD SERVICE, INC.
033-8039472-001	OTA HOUSE, INC.
033-8033623-001	COLORADO ENGINEERING & INSTRUM
033-8039350-003	RQ CONSTRUCTION, INC.
033-8039534-001	LAURA DURFEE
033-8031930-001	MITCH CONTRACTING COMPANY
033-8031822-001	CONTINENTAL CLEANERS, INC.
033-8028997-001	TAMBONE INVESTMENT GROUP, INC.
033-8032700-001	PREFERRED LEGAL SERVICES, INC.
033-8036623-001	ROBERT L HOLLOWAY JR
033-8032467-001	JACKSONVILLE SKIN REJUVENATION
033-8031041-001	BRAZILIAN BEAUTY SALON, INC.

033-8036937-002	SEARIDERS BROKERAGE CORP
033-8032021-001	SALEM'S TEXACO
033-8032218-001	D.E. HARRIS & CO.,
033-8031487-001	SMITH SUPPLY COMPANY, L.L.C
033-8031183-001	HIDEF TECHNOLOGIES, INC.
033-8036135-001	JACQUELINE D THOMPSON
033-8035593-002	WESTCOAST WAREHOUSING LLC
033-8030917-001	CAPELLO HAIR DESIGNS LLC
033-8031811-001	PISTOL CITY, INC.
033-8032431-001	M & I LAUNDROMAT CORP.
033-8032114-001	ADVANCED CRUSHER TECHNOLOGIES
033-8030766-001	HAFNER & SON, INC.
033-8033957-002	SEHGAL ENTERPRISES INCORPORATE
033-8039277-004	PORTERS, INC. (THE)
033-8031520-001	PUT-IN-BAY RESORTS, LLC
033-8032862-001	HERITAGE GOLF PORT ROYAL, LLC
033-8032161-001	BEAVEN CONSTRUCTION, INC.
033-8032165-001	ULTRA TAN, A PARTNERSHIP
033-8039372-001	MBNY, LLC
033-8038219-001	EASTERN GENERAL CONTRACTORS, I
033-8031132-002	H & H FOOD MARKETING, INC
033-8032770-003	CUTTING EDGE SPORTS TRAINING,
033-8039150-001	SEOUNG O JANG
033-8039602-001	MERIDETH J TOWNE
033-8030275-001	B & L MEN'S & BOY'S, INC.
033-8030929-001	JOHN R. GALLOWAY, D.D.S., P.C.
033-8033771-001	THOMAS MORRISON
033-8031793-001	D & D HOLDING CO.
033-8039309-001	T.V. FITNESS, INC.
033-8031462-001	MOUNTAIN VIEW CHILD CARE, INC.
033-8031654-001	DANIELLE'S HAIR STUDIO INC.
033-8031435-001	WYLD & COMPANY, LLC
033-8031611-001	AULTS SERVICE, INC.
033-8032645-001	A-1 MANHATTAN CUSTOM FURNITURE
033-8031246-001	EDISON KLEBS
033-8039032-001	CAROLYN PRESTON
033-8039644-001	B&B FLOORING DESIGN CENTER, LL
033-8031429-001	KEVIN & DENISE GILBERT
033-8034903-001	DYNAMIC JANITORIAL SERVICE, IN
033-8038612-001	PURBECK HOLDINGS, INC.
033-8039033-001	STORE 24 EXPRESS, INC.
033-8036719-001	ALFA COLLISION INC

033-8035758-001	PARK CITY FORD, INC.
033-8028102-002	ST. LOUIS PHYSICAL THERAPY, L.L.C.
033-8038882-002	PALLET MANUFACTURING, INC
033-8039335-003	MATS FOR YOU, INC.
033-8033237-002	BREA TV SERVICE, INC.
033-8035288-003	VENDING OF TEXAS, L.L.C.
033-8038753-003	PORTERS, INC. (THE)
033-8029772-001	TIKI TAN II, INC.
033-8030908-001	DRAC INC.
033-8029729-001	PHYSICAL THERAPY SPECIALISTS O
033-8037979-001	CHICO'S BBQ & RESTAURANT CO.,
033-8038914-001	GRAND ESCAPE DAY SPA & SALON,
033-8038536-001	ERICA ALFORD
033-8038669-001	EXTERA PARTNERS, LLC
033-8031699-001	SIDGA INVESTMENTS, INC
033-8031837-001	HOUSE CALL PHYSICAL THERAPY, P
033-8030966-001	ANDREW'S CHEER GYM, INC.
033-8035869-002	JACK'S PIZZA #1 INC
033-8031074-001	TME, INC
033-8038830-001	GLOBAL SKIN CARE LLC
033-8038578-001	INSPIRION MANAGEMENT GROUP, IN
033-8038800-001	SERENITY IN THE MOUNTAINS, INC
033-8031194-001	GREAT LAKES STRIPING & SEALING
033-8034318-002	VENDING OF TEXAS, L.L.C.
033-8032254-001	BIERMA CONSTRUCTION
033-8038730-001	TRANSLIGHT COLORS, INC.
033-8031251-001	KAMALJIT SINGH
033-8031729-001	AHLARA INTERNATIONAL, LLC
033-8031768-002	TMR & GMB, INC.
033-8028377-001	JAMES E ROBERSON
033-8031078-001	D & B PIZZA, INC
033-8039260-002	RED RABBIT FOOD, INC.
033-8032190-001	L&D EYE ASSOCIATES, INC.
033-8030116-001	LARRY A. RAINES
033-8038425-001	PALLET MANUFACTURING, INC
033-8028905-001	MARY ANN SPARROW
033-8030872-001	JENNIFER E. QUIGLEY
033-8031564-001	PARTY KING, INC.
033-8030182-001	CAPITAL CITY ENGRAVERS, INC.
033-8035914-003	N.R. UNDERWOOD & SONS ENTERPRI
033-8031625-001	TABLE ROCK PIZZA, INC.
033-8031361-001	TYPHOON INTERNATIONAL CORP.

033-8031228-001	S & H HARDWARE & SUPPLY CO.
033-8038399-002	CONNORS AND SULLIVAN, P.C.
033-8031762-001	MARC B. STERNBERG D.D.S.INC.
033-8031337-001	EICHELBERGER ENTERPRISES, INC
033-8031876-001	M. HOLLAND COMPANY
033-8035870-001	AYESU HEALTH PLUS, INC., PC
033-8031104-001	BLUEWARE, INC.
033-8031731-002	L R M PACKAGING, INC.
033-8032685-001	SEHGAL ENTERPRISES INCORPORATE
033-8038979-001	TOM HENNES, INC.
033-8031681-002	ZAUDHAUS, LLC.
033-8031401-001	RON BROWN
033-8030544-003	TLC GROUP LTD.
033-8031261-001	JANICE L. CHAMBERLAIN
033-8031120-001	ROUND-UP PIZZA, INC.
033-8031601-002	RON BROWN
033-8031302-001	ZAUDHAUS, LLC.
033-8032250-001	MALIBU TAN, LLC
033-8032249-008	EVENT NETWORK, INC.
033-8031199-002	K & P SUBWAY, A GENERAL PARTNE
033-8035671-002	HANOVER, LLC
033-8035734-001	NOBUKO HENDRICKS
033-8030945-001	MARGARET A. DESJARLAIS
033-8038571-001	JDEAN DESIGN COMPANY, LLC
033-8029952-001	B & B TOWING, INC
033-8038879-001	D-BOSS, INC.
033-8031073-001	LIFESTYLE HAIR, INC
033-8030200-001	INDULGENCE SALON LLC
033-8032000-002	GREENSPAN ADJUSTERS INTERNATIO
033-8038596-001	RICHARD MCELHINEY ARCHITECT, P
033-8029537-001	CATALINA VETERINARY CENTER, PC
033-8030876-001	PRO-MACHINE, LLC
033-8038065-002	CHRISTOPHER M. BAUM
033-8032780-001	FLORIDA MEDSPA PARTNERS, LLC
033-8036342-001	DO-IT BEST CENTER INC.
033-8038360-001	OSWEGO SUITES,L.L.C.
033-8036578-002	A.A.A. BOWLS UNLIMITED, INC.
033-8027890-001	PIZZATIYEH, INC.
033-8035794-001	THU S. DO, DDS
033-8037418-001	YVONNE M. RODRIGUEZ, D.D.S.
033-8034601-001	OLGA FACIAL SALONS, INC.
033-8039117-001	KIM KOENIG

033-8038698-001	GEORGE S. ADAMS CORP.
033-8038208-001	LIK USA CORPORATION
033-8036243-001	CLIFFORD BOLINGER
033-8033454-001	DDC FOX PIZZA LV, LLC
033-8035337-001	SUCCESSFUL OPPORTUNITIES TAKEN
033-8037777-001	3 PIPS PIZZA, LLC.
033-8039347-001	COFFEE CONNECTION GROUP, LLC
033-8038518-001	EVANS CONVENIENCE AND CARWASH,
033-8036572-001	TOP NOTCH INSTALLATION, INC.
033-8031779-001	PATRICK HOWARD, D.D.S.
033-8037706-001	BODY & HEAT TANNING LLC
033-8036101-001	HANDY LAUNDRY, INC.
033-8036508-001	JERRY TATE
033-8033337-001	PANOUSSI'S DENTAL LAB, INC.
033-8036689-001	JOHNSON TIRE AND SERVICE CORPO
033-8031412-001	LINDBERG MITIGATION INC
033-8032742-003	TME, INC
033-8033792-001	JOSEPH W. LITZENBERGER, JR
033-8039289-001	PURE BENEFITS, LLC.
033-8035845-002	STRATEGIC SALES GROWTH, INC.
033-8028401-001	MERCURY TANNING SALONS, INC
033-8037674-001	GARY JOHNSON
033-8037460-001	ANATOLIJUS BACKO & SIMONAS GAI
033-8037575-001	LEE BRUNSON CONCRETE/MASONRY,
033-8030548-001	SHIRT WORLD, INC.
033-8024926-001	SETTING ENTERPRISES, INC.
033-8029375-901	SILVERDEER BURGER VENTURE, LLC
033-8029473-001	EASTERN MERCANTILE, LLC
033-8029669-002	SPECIALIZED BUSINESS SYSTEMS,
033-8031716-001	CENTRAL CAL ORTHOPEDIC MEDICAL
033-8032267-002	MICHAEL P MOULTON
033-8032455-001	GALEN H. DAVIS
033-8032641-001	CLEANER'S CLUB, INC.
033-8032987-002	CENTRAL CAL ORTHOPEDIC MEDICAL
033-8033266-001	DY3 PRODUCTIONS, INC.
033-8033340-001	PRIDE FIRST, LLC
033-8033784-001	LARRY & CAROL'S HARDWARE AND R
033-8034037-001	JASON C BENZLER
033-8034228-001	RSHS INVESTMENTS LLC
033-8034437-001	FULL MOON HOSPITALITY, INC.
033-8034761-001	HOMESTEAD STEAK HOUSE, INC.
033-8035198-001	RODRIGO LOPEZ

033-8035538-001	NORTH AUSTIN OBSTETRICS & GYN
033-8035643-001	P37, LLC
033-8036113-001	P + M MACHINE, INC.
033-8036522-001	RINALDI'S, INC.
033-8036593-001	AL PHADOGS INCORPORATED
033-8036620-003	CENTRAL CAL ORTHOPEDIC MEDICAL
033-8036810-001	KEY GYM, LLC (THE)
033-8037074-001	GUNNALLEN FINANCIAL, INC.
033-8037467-001	D.D.O.B., INC
033-8037783-001	BENCHRITE, INCORPORATED
033-8038011-001	CONTROLS SERVICE CORPORATION
033-8038139-001	SIMCH CATERERS, L.L.C.
033-8038438-001	HD MEDIA INC.
033-8038473-001	JGI HEALTHCARE, LLC
033-8038489-002	HOMESTEAD STEAK HOUSE, INC.
033-8038554-001	ENSEMBLE- REDEFINING YOUR IMAG
033-8038617-001	JOSE E. CEBALLOS
033-8038797-001	PIXEL BROTHERS, INC.
033-8038826-001	NEELCO, INC.
033-8039227-002	RINALDI'S, INC.
033-8039549-002	JGI HEALTHCARE, LLC
033-8039553-001	SHUMPERT CONSTRUCTION CO., INC
033-8039656-001	CAST PLUS, INC.
033-8039689-001	JOHN PATTERSON, DMD, PLC.
3293

10344072\V-11

EXECUTION VERSION

SCHEDULE II

DEFINITIONS ANNEX

[See attached.]

SCHEDULE II
TO INDENTURE

DEFINITIONS ANNEX

“Acquirer”: Means LEAF Funding, LLC, a Delaware limited liability company.

“Acquisition Agreement”:  Means the Purchase and Sale Agreement, dated as of November 1, 2007, between LEAF Funding, LLC, as seller and LEAF Capital Funding III, LLC, as purchaser.

“Acquisition Date”:  With respect to a Substitute Contract, the date on which such Substitute Contract is pledged pursuant to the Indenture, and for any other Contract, the Closing Date.

“Act”:  With respect to any Noteholder, the meaning set forth in Section 14.02 of the Indenture.

“Advance Payment”: With respect to a Contract and a Collection Period, any Scheduled Payment or portion thereof made by or on behalf of an Obligor and received by the Servicer during such Collection Period, which Scheduled Payment or portion thereof does not become due until a subsequent Collection Period.  Prepayments are not “Advance Payments.”

 “Affiliate”:  With respect to any specified Person, any other Person, directly or indirectly, controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control,” when used with respect to any specified Person, means the power (a) to vote ten percent (10%) or more of the securities or interests (on a fully diluted basis) having ordinary voting power for the directors, managers or managing partners (or their equivalent) of such Person or (b) to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Initial Note Balance”: The sum of the Initial Note Balances for all Classes of Notes.

“Aggregate Outstanding Note Balance”: The sum of the Outstanding Note Balances for all Classes of Notes.

“Amendment to Contract Schedule”:  The list of Contracts, including all information set forth in the definition of “Contract Schedule”, amending the Contract Schedule pursuant to any substitution, modification or other acquisition of Contracts in accordance with the terms of the Transaction Documents.

 “Assignment”:  Means each assignment delivered pursuant to one of the Assignment Agreements.

“Assignment Agreement”:  Means (a) the Assignment Agreement, dated as of May 18, 2010, between LEAF Capital Funding III, LLC and the Issuer and (b) any other Assignment

Agreement executed in connection with any Substitute Contract and substantially in the form of Exhibit A attached to the Purchase and Contribution Agreement.

“Authenticating Agent”:  Any entity appointed by the Trustee pursuant to Section 7.14 of the Indenture.

“Available Funds”: With respect to any Payment Date, (a) any payments on the Contracts received during the related Collection Period, (b) proceeds of any Partnership Advances made with respect to such Payment Date for delinquent Scheduled Payments, no later than immediately prior to such Payment Date, (c) all Recoveries, Insurance Proceeds, Residual Receipts and other amounts received with respect to the Contracts or Equipment, (d) payments made by the Partnership or the Transferor, as the case may be, to repurchase contracts affected by breaches of representations and warranties regarding the Contracts, or Delinquent Contracts or Defaulted Contracts and (e) any deposits from the Servicer Transition Account or the Reserve Account in accordance with the Indenture.

“Average Daily Balance”:  For any Interest Accrual Period, the average daily Outstanding Note Balance for all Notes during such Interest Accrual Period.

“Back-up Servicer”:  Means Lyon Financial Services, Inc., d/b/a U.S. Bank Portfolio Services, a Minnesota corporation, acting in the capacity of Back-up Servicer or as successor Servicer; and at such time, if any, that a successor Person shall have become the “Back-up Servicer” pursuant to the applicable provisions of the Servicing Agreement, the term “Back-up Servicer” shall also mean such successor Person.

“Back-up Servicer Default”:  An occurrence of any of the following:

(a)           Any failure on the part of the Back-up Servicer to duly observe or perform any covenants or agreements of the Back-up Servicer set forth in any Transaction Document or if any representation or warranty of the Back-up Servicer set forth in Section 7.01 of the Servicing Agreement or in any other Transaction Document shall prove to be incorrect, in any material respect, which failure or breach continues unremedied for a period of thirty (30) Business Days after the earlier of the date on which the Back-up Servicer becomes aware of such failure or breach or the date on which written notice of such failure or breach, requiring the situation giving rise to such breach or non-conformity to be remedied, shall have been given to the Back-up Servicer by the Issuer, the Trustee, or the Control Party; or

(b)           Any negligence or willful misconduct of the Back-up Servicer related to the Transaction Documents that results in a material loss or damage to the Issuer, the Transferor, the Partnership, the Acquirer, the Trustee, any Noteholder or the Collateral; or

(c)           A conviction of the Back-up Servicer or any of its officers of a felony or of any crime involving fraud in the discharge of fiduciary duties or the servicing of assets that could reasonably be expected to have a material adverse effect on the performance of the Back-up Servicer’s duties under the Transaction Documents; or

(d)           The entry of a decree or order for relief by a court having jurisdiction in respect of the Back-up Servicer or a petition shall be filed against the Back-up Servicer in an involuntary case under any federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Back-up Servicer or for any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Back-up Servicer and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

(e)           The commencement by the Back-up Servicer of a voluntary case under any federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Back-up Servicer to the appointment of or taking possession by a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities, bankruptcy or similar proceedings of or related to the Back-up Servicer or related to a substantial part of its property, or the making by the Back-up Servicer of an assignment for the benefit of creditors, or the failure by the Back-up Servicer generally to pay its debts as such debts become due or if the Back-up Servicer shall admit in writing its inability to pay its debts as they become due, or the taking of corporate action by the Back-up Servicer in furtherance of any of the foregoing.

“Back-up Servicer Fee”:  The monthly fee payable on each Payment Date to the Back-up Servicer in consideration for its performance of its duties as Back-up Servicer in an amount equal to the greater of (i) one twelfth (1/12th) of the product of the aggregate Discounted Pool Balance as of the Payment Date occurring immediately prior to the related Collection Period (or, in the case of the Initial Payment Date, the Initial Cut-Off Date) and the Back-up Servicer Fee Rate, and (ii) $3,000.00. The Back-up Servicer Fee shall also include an initial acceptance fee of $10,000.00, which shall be payable on the Closing Date.

“Back-up Servicer Fee Rate”:  0.0650% per annum.

“Back-up Servicer Fee Schedule”:  That certain “Schedule of Fees for Services Rendered as Back-up Servicer for $80,000,000 (Approximate) LEAF Receivable Funding II, LLC, Equipment Contract Backed Notes, 2010-1”, dated as of May 4, 2010.

“Bankruptcy Code”: The United States Bankruptcy Code, Title 11 of the United States Code, as amended from time to time, and any successor statute.

“Booked Residual”:  With respect to any Contract on any date of determination, the residual value of the Equipment subject to such Contract, as reflected in LEAF Financial Corporation’s servicing system on the date such Contract was booked on LEAF Financial Corporation’s servicing system.

“Book-Entry Notes”:  Notes registered in the name of a Security Depository or its nominee as described in Section 2.02(b) of the Indenture.

“Business Day”:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in New York City, the city in which the Servicer is located or the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to be closed.

“Calculation Date”:  Means, unless the context requires otherwise, the close of business on the last day of a Collection Period.

“Class”:  With respect to the Notes, the designation of either Class A, Class B or Class C, with the specific senior or subordinated rights related to such designation as are identified in the Indenture.

“Class A Buyout Notice”:  Has the meaning assigned in Section 6.16 of the Indenture.

“Class A Buyout Price”:  Has the meaning assigned in Section 6.16 of the Indenture.

“Class A Noteholder”:  A Holder of Class A Notes.

“Class A Notes”:  The Equipment Contract Backed Notes, Series 2010-1, Class A issued by LEAF Receivables Funding 2, LLC pursuant to the Indenture, in the aggregate maximum principal amount of $74,195,000.

“Class B Noteholder”:  A Holder of Class B Notes.

“Class B Notes”:  The Equipment Contract Backed Notes, Series 2010-1, Class B issued by LEAF Receivables Funding 2, LLC pursuant to the Indenture, in the aggregate maximum principal amount of $15,661,000.

“Class C Noteholder”:  A Holder of Class C Notes.

“Class C Notes”:  The Equipment Contract Backed Notes, Series 2010-1, Class C issued by LEAF Receivables Funding 2, LLC pursuant to the Indenture, in the aggregate maximum principal amount of $2,838,000.

“Closing Date”:  May 18, 2010.

“Closing Date Custodian Certificate”:  Means the certificate delivered by the Custodian on the Closing Date regarding the Initial Contracts.

“Code”:  The Internal Revenue Code of 1986, as amended.

“Co-Trustee”:  The meaning set forth in Section 7.12 of the Indenture.

“Collateral”:  The meaning set forth in the Granting Clause of the Indenture.

 “Collection Account”:  The segregated trust accounts and any related sub-accounts created and maintained pursuant to Section 13.02 of the Indenture; provided that in no event shall the Collection Account be other than an Eligible Account.

“Collection Costs”:  With respect to any Contract and subject to the Servicer’s standard of care set forth in Section 3.02 of the Servicing Agreement, reasonable costs and expenses incurred by the Servicer (including reasonable attorney’s fees and out-of-pocket expenses) and payable to Persons other than Affiliates of the Servicer in connection with the realization, attempted realization or enforcement of rights and remedies upon such Contract and as further described in Section 3.08 of the Servicing Agreement.

“Collection Period”:  With respect to any Payment Date, the period commencing on the first day of the immediately preceding calendar month and ending on the last day of such calendar month.

“Collections”:  As of any determination date, the sum of all amounts collected during a Collection Period under or in respect of the Contract Assets, including, without limitation, all amounts consisting of Scheduled Payments, Contract Repurchase Prices, Guaranty Amounts, Insurance Proceeds and other Recoveries and Residual Receipts, but excluding any amounts consisting of Security Deposits.

“Contract”:  As of any date of determination, a lease (including the master lease, if applicable), a loan, a leveraged lease loan, conditional sale or similar equipment finance contract acquired by LEAF Funding, LLC from the receiver for NetBank and then conveyed to LEAF Capital Funding III, LLC, and further conveyed on the Closing Date to the Issuer pursuant to the Purchase and Contribution Agreement and pledged to the Trustee in accordance with the Transaction Documents and including any substitutions therefor; provided that, from and after the date that such Contract is repurchased, substituted or released from the lien of the Indenture, each in accordance with the requirements of the Transaction Documents, such Contract shall no longer constitute a “Contract”.

“Contract Assets”:  Collectively, as of any date of determination, (a) each Contract that is listed on the Contract Schedule from time to time, (b) all Receivables related thereto, (c) the interest of the Issuer in the Equipment related thereto, (d) the related Contract Files, (e) all other Related Security, and (f) any and all income and proceeds of the foregoing.

“Contract Balance Remaining”:  As of any date of determination and with respect to any Contract, the sum of the aggregate (undiscounted) amount of all unpaid Scheduled Payments due thereon; provided, however, that the Contract Balance Remaining of any Defaulted Contract or Contract with respect to which a Prepayment has been made or Contract purchased by the Transferor or the Partnership, as the case may be, shall be deemed to be zero as of the last day of the related Collection Period.

“Contract Files”:  With respect to each Contract, the following documentation (unless otherwise permitted by the Majority Holders): (a) if the Equipment related to such Contract is Motorized Titled Equipment, (i) a copy of the application for certificate of title showing the Acquirer or Servicer (or their nominees) as lienholder or secured party or (ii) on and after the date that is 180 days after such Contract was pledged by the Issuer to the Trustee (for the benefit of the Secured Parties), the original copy of the Lien Certificate with respect to such Motorized Titled Equipment, which such Lien Certificate notes the secured party of such Motorized Titled Equipment as being the Acquirer (or its nominee pursuant to the Lienholder Nominee Agreement) or Servicer (or its nominee pursuant to the Lienholder Nominee Agreement); provided, however, that, prior to the occurrence of an Event of Default and the request by the Trustee for the recordation of the Trustee’s lien on such Equipment’s certificate of title, the original Lien Certificate shall not be required to show the Trustee as secured party, (b) the one and only executed original counterpart of such Contract (bearing the original signature of an employee of the Originator, or if the contract was not originated by the Originator, the originator thereof, together with an original or facsimile copy of the signature of the lessee) in the Servicer’s possession, or if the LEAF Parties are not in possession of such original, a machine copy thereof certified by an officer of the Servicer or the Partnership that such copy is a true and complete copy thereof; (c) copies of an Insurance Policy, if any, evidence of insurance, if any, and any other copies of documents evidencing or related to any Insurance Policy with respect to such Contract; (d) copies of all UCC financing statements required to be filed to perfect the security interest in the related Equipment and the Related Security related thereto (except with respect to a Contract related to Equipment that had an original equipment cost at origination of less than (A) if such Contract is a secured loan or finance lease that provides for a $1 purchase option, $25,000, or (B) if such Contract provides for a “fair market value” purchase option, $50,000); and (e) copies of any additional documents (other than Servicing Documents) that the Servicer keeps on file with respect to such Contract.

“Contract Repurchase Price”:  Means, with respect to any Contract repurchased by the Transferor pursuant to the Purchase and Contribution Agreement, repurchased by the Partnership pursuant to the Servicing Agreement, or removed from the Collateral by the Issuer pursuant to the Indenture, the sum of (a) the Discounted Contract Balance (computed without giving effect to clauses (b) and (c) of the definition of Discounted Contract Balance and without duplication of amounts) of the related Contract on the date of determination on or immediately preceding the date when the Contract is removed or repurchased, plus (b) any Scheduled Payments with respect to the Contract due on or prior to such date of determination but not received through such date of determination, minus (c) the Discounted Contract Balance of any Contract provided in substitution therefor.

“Contract Schedule”:  The list of Contracts that are the subject of the transactions contemplated by the Transaction Documents, which list shall include (a) those Contracts listed on the Assignment Agreement delivered on the Closing Date and attached to the Indenture as Schedule I plus (b) any Contracts listed on an Amendment to Contract Schedule as a result of the addition of any Substitute Contract listed on any Assignment Agreement delivered after the Closing Date, less (c) any Contracts deleted as a result of a repurchase or release thereof pursuant to the Transaction Documents.  The Contract Schedule shall include with respect to each Contract:  (A) the LEAF Contract Number; (B) the name of the Obligor; (C) the State of the Obligor’s billing address; (D) the Discounted Contract Balance as of the related Cut-Off Date; (E) whether such Contract is a Delinquent Contract; (F) the remaining term; and (G) the original cost of the Equipment (but the Custodian need not verify such original cost).  The Contract Schedule shall also include with respect to each Substitute Contract:  (A) the LEAF Contract Number of the Contract being replaced and (B) the Discounted Contract Balance of the Contract being replaced as of the related Cut-Off Date.  The Contract Schedule kept by the Trustee at its Corporate Trust Office shall be the definitive Contract Schedule for all purposes of the Indenture, absent manifest error (in which case the Contract Schedule shall be all schedules attached to any Officer’s Certificate delivered by the Servicer or the Issuer, to the Trustee relating to the Contract Schedule).

“Control Party”:  Means (a) so long as any Class A Notes are outstanding, the Class A Noteholders representing 66-2/3% of the Aggregate Outstanding Note Balance of the Class A

Notes, (b) after the Class A Notes have been paid in full and for so long as any Class B Notes remain outstanding, the Class B Noteholders representing 66-2/3% of the Aggregate Outstanding Note Balance of the Class B Notes or (c) after the Class A Notes and Class B Notes have been paid in full and for so long as any Class C Notes are outstanding, the Class C Noteholders representing 66-2/3% of the Aggregate Outstanding Note Balance of the Class C Notes.

“Conveyed Assets”: Has the meaning set forth in Section 2.1(a) of the Purchase and Contribution Agreement.

“Corporate Trust Office”:  The designated corporate trust office of the Trustee located, at the time of the execution of the Indenture at 60 Livingston Avenue, EP-MN-WS3D, St. Paul, MN 55107, Attention: LEAF Receivables Funding 2, LLC, Equipment Contract Backed Notes, or at such other address as the Trustee may designate from time to time by notice to the parties to the Transaction Documents, or the principal corporate trust office of any permitted successor Trustee under the Indenture.

“Credit and Collection Policies”:  Means the written collection and servicing policies of the Servicer, as in effect on the Closing Date, copies of which were delivered to the Back-up Servicer prior to the Closing Date, as amended with prior written consent of the Control Party (in the case of material amendments) from time to time in accordance with Section 3.01(c)(ix) of the Servicing Agreement; provided that, if LEAF Financial Corporation is not the Servicer, the term “Credit and Collection Policies” shall mean the written collection and servicing procedures of such successor Servicer as provided to the Trustee at the time such Person becomes successor Servicer.

“Cumulative Net Loss Trigger Event”:  Has the meaning set forth in Section 6.01(a)(xiii) of the Servicing Agreement.

“Cumulative Net Loss Percentage”:  Means, with respect to any Collection Period, the percentage equivalent of a fraction, (i) the numerator of which is the excess of (a) the Discounted Contract Balance (immediately prior to becoming a Defaulted Contract) of all Contracts that became Defaulted Contracts during such Collection Period and all prior Collection Periods and remain Defaulted Contracts over (b) the aggregate amount of all Recoveries collected by the Servicer with respect to such Defaulted Contracts and (ii) the denominator of which is the sum of the Discounted Contract Balances of the Initial Contracts as of the Initial Cut-Off Date.

“Custodian”:  Initially means U.S. Bank National Association, or such other party as is appointed in accordance with Section 8.01 of the Indenture to act as custodian to receive, inventory and maintain possession of the Contract Files in accordance with the requirements of the Indenture.

“Custodian Certificate”:  The certificate, substantially in the form of Exhibit E attached to the Indenture, delivered by the Custodian to the Trustee and the Issuer pursuant to Section 4.03 of the Indenture.

“Custodian Fee”:  Means the monthly fee payable on each Payment Date to the Custodian in an amount equal to the greater of (i) $100.00 and (ii) the actual per file fees, based on the Custodian’s schedule of fees then in effect, incurred during the related Collection Period with respect to activities involving the Contract Assets during such Collection Period, as further described in the Custodian Fee Schedule.

“Custodian Fee Schedule”:  That certain “Schedule of Fees for Services Rendered as Custodian for $80,000,000 (Approximate) LEAF Receivable Funding II, LLC, Equipment Contract Backed Notes, 2010-1”, dated as of May 4, 2010.

“Cut-Off Date”:  Means, with respect to the Initial Contracts, the Initial Cut-Off Date, and with respect to each Substitute Contract, the close of business on the last day of the calendar month immediately preceding the calendar month in which such Substitute Contract is pledged to the Trustee.

“Default”:  Any occurrence or circumstance which with notice or the lapse of time or both would become an Event of Default, unless any such particular occurrence or circumstance is waived as a “Default” in writing in accordance with the provisions of the Indenture; provided that, unless and until any such waiver is given, a “Default” shall be deemed to exist for all purposes under the Transaction Documents, even if the occurrence or circumstance giving rise to such Default is no longer continuing or has been cured.

“Defaulted Contract”:  Any Contract:  (a) as to which an Insolvency Event has occurred with respect to the Obligor where the related lease has been rejected in the Obligor’s bankruptcy proceedings, (b) all or any portion of which has been or should have been, in accordance with the Credit and Collection Policies, written off on the Servicer's books as uncollectible, or (c) as to which more than 10% of a Scheduled Payment remains unpaid for 181 days or more from the original due date for such payment, without regard to any Partnership Advance, provided that a Contract shall no longer be a Defaulted Contract for any purpose of the Transaction Documents, upon the cure of the condition or event which caused it to be a Defaulted Contract.

 “Definitive Notes”:  Has the meaning set forth in Section 2.02(c) of the Indenture.

“Delinquent Contract”:  Any Contract (a) as to which more than 10% of a Scheduled Payment was not received by the Servicer within ninety-one (91) days after the original due date for such Scheduled Payment, without regard to any Partnership Advance and (b) that is not a Defaulted Contract.

“Delinquency Ratio”: Means, with respect to any Determination Date, the quotient, expressed as a percentage, of (a) the aggregate Discounted Contract Balance of all Delinquent Contracts determined as of the end of the related Collection Period, divided by (b) the aggregate Discounted Contract Balance of all Contracts in the trust estate as of the last day of the related Collection Period.

 “Determination Date”:  With respect to any Payment Date, a date which is the nineteenth day of the calendar month in which such Payment Date occurs, or if such day is not a Business Day, the immediately preceding Business Day.

“Discount Rate”:  7.68% per annum.

"Discounted Contract Balance": Means, with respect to any Contract, on any date of determination, the sum of the present value of all of the remaining payments becoming due under such Contract after the end of the prior Collection Period, discounted monthly at the Discount Rate assuming (a) Scheduled Payments are due on the last day of each Collection Period in which a Scheduled Payment is due; (b) Scheduled Payments are discounted on a monthly basis using a 30-day month and a 360-day year; and (c) Scheduled Payments are discounted to the last day of the Collection Period prior to the Determination Date; provided, however, that the Discounted Contract Balance of any Defaulted Contract, Contract with respect to which a prepayment in full has been made, Disposed Contract or Contract purchased by the Partnership or the Transferor, as applicable, pursuant to the Servicing Agreement or the Purchase and Contribution Agreement shall be equal to zero.

“Discounted Pool Balance”:  As of any date of determination, the sum of the Discounted Contract Balances of all Contracts.

“Disposed Contract”:  Means, with respect to any Collection Period, a Contract (other than a Defaulted Contract) for which either (a) all Residual Receipts with respect to such Contract have been received or (b) its initial term has expired and the residual value of the related Equipment has been determined to be zero by the Servicer in accordance with the Servicer’s customary servicing procedures; provided, however, that if four successive months have elapsed without the Servicer receiving a payment towards Residual Receipts with respect to such Contract, such Contract shall be deemed to be a Disposed Contract. Once a Contract is Disposed Contract, it shall be released to the Servicer on the behalf of the Partnership.

“DTC”:  Means The Depository Trust Company, a New York corporation and its successors and assigns.

“Due Date”:  With respect to each Contract, each date on which a Scheduled Payment is due thereunder.

“Early Termination Contract”:  Any Contract with respect to which the Servicer, in accordance with the Servicing Agreement, has allowed the Obligor to prepay or terminate early for any reason including, but not limited to, trade-in, upgrade, or declaration of obsolescence or surplus status relating to any of the related Equipment.

“Electronic Ledger”:  Means the electronic master record of the Contracts.

“Eligible Account”:  A segregated trust account or accounts maintained with the corporate trust department of a federal or state-chartered depository institution or trust company whose long-term unsecured debt obligations are rated at least AA- by S & P, at least Aa3 by Moody’s and at least AA(low) by the Rating Agency (if rated by the Rating Agency) and which has a minimum capital and surplus of not less than $100,000,000.

“Eligible Contract”:  Means, as of the applicable Acquisition Date, a Contract (a) that satisfies the representations and warranties set forth in the Purchase and Contribution Agreement, (b) in the case of a Contract substituted by the Servicer under the Servicing Agreement, as to which the Servicer has good title, free and clear of any Lien, and (c) that satisfies the representations and warranties set forth in Section 2.02 of the Servicing Agreement.

“Eligible Investments”:  Any and all of the following:

(a)           direct obligations of, and obligations fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(b)           (i) demand and time deposits in, certificates of deposit of, banker’s acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, provided that, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating in the highest available rating categories of each of Moody’s, S & P, Fitch, and the Rating Agency (if rated by the Rating Agency) provided further that each such investment has an original maturity of no more than two hundred seventy (270) days, and (ii) such demand or time deposit or deposits are fully insured by the Federal Deposit Insurance Corporation;

(c)           repurchase obligations with a term not to exceed thirty (30) days with respect to any security described in clause (a) above and entered into with a depository institution or trust company (acting as a principal) rated in the highest available short term rating category by each of Moody’s, S & P, Fitch and the Rating Agency (if rated by the Rating Agency) at the time of such investment; provided that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (a) above and must (i) be valued weekly at current market price plus accrued interest, (ii) pursuant to such valuation, equal, at all times, one hundred five percent (105%) of the cash transferred by the Trustee in exchange for such collateral and (iii) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

(d)           commercial paper having an original maturity of less than two hundred seventy (270) days and issued by any corporation incorporated under the laws of the United States of America or any State thereof which is unaffiliated with any LEAF Party and has a short term unsecured debt rating in the highest available rating category of each of the Moody’s, S & P, Fitch and the Rating Agency (if rated by the Rating Agency) at the time of such investment;

(e)           a guaranteed investment contract rated in the highest available rating category by each of Moody’s, S & P, Fitch and the Rating Agency (if rated by the Rating Agency) or issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of Moody’s, S & P, Fitch and the Rating Agency (if rated by the Rating Agency) at the time of such investment; and

(f)           money market funds having ratings in the highest available rating categories of each of Moody’s, S & P, Fitch and the Rating Agency (if rated by the Rating Agency) at the time of such investment (which shall include money market funds for which the Trustee or an Affiliate thereof is an advisor); any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in the Indenture.

The Trustee may purchase from or sell to itself or an affiliate, as principal or agent, the Eligible Investments listed above.  All Eligible Investments shall be made in the name of the Trustee for the benefit of the Secured Parties and no such Eligible Investments shall mature later than the Business Day preceding the next following Payment Date as required under Section 13.02(c) of the Indenture.

“Equipment”:  The equipment and other personal property (tangible or intangible) of the type contemplated by the Credit and Collection Policies and that is being financed under a Contract.

“Equity Interest”:  The one and only equity membership interest in the Issuer, entitling the owner thereof to one hundred percent (100%) of the capital, profits, losses and distributions in and from the Issuer, and one hundred percent (100%) of voting rights of an equity member.

“ERISA”:  The Employee Retirement Income Security Act of 1974, as amended or any successor statute thereto.

 “Event of Default”:  Has the meaning set forth in Section 6.01 of the Indenture.

“Event of Servicing Termination”:  Has the meaning set forth in Section 6.01(a) of the Servicing Agreement.

“Exception Report”:  Any report by the Custodian identifying exceptions regarding Contract Assets and attached as an exhibit to an Assignment Agreement.

“Existing Indebtedness”:  Any indebtedness identified in an Assignment Agreement that is secured in whole or in part by Contract Assets being acquired by the Issuer, and paid off or  otherwise released, as of the related Acquisition Date.

“Final Due Date”:  With respect to each Contract, the final Due Date thereunder.

“Final Order”:  Means a final order of a court exercising proper jurisdiction in an insolvency proceeding with respect to which the appeal period has expired without an appeal having been filed.

“Final Payment Date”:  The date on which the final principal and interest payment on any Notes becomes due and payable as therein provided, whether at the Stated Maturity Date applicable to such Notes, or by acceleration or redemption pursuant to the terms of the Indenture.

 “Fiscal Quarter”:  Each quarter of each fiscal year, which shall be the three (3) months ended March 31, June 30, September 30 and December 31, unless the Servicer has otherwise notified the Trustee, the Back-up Servicer and the Control Party in writing prior to a change in its fiscal year.

“Fitch”: Means Fitch, Inc. and its successors in interest.

 “GAAP”:  Generally accepted accounting principles as in effect in the United States as may be in place from time to time, applied on a consistent basis.

“Global Notes”:  Means the Rule 144A Global Note, beneficial ownership and transfers of which shall be made through book entries by the Security Depository.

“Governmental Authority”:  Means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over any LEAF Party or any of its properties.

“Grant”:  To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm.  A Grant in any collateral comprising the Collateral or of any instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim, collect, receive and receipt for payments in respect of the Contract Assets, or any other payment due thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything which the granting party is or may be entitled to do or receive thereunder or with respect thereto.

“Guaranty Amounts”:  Any amounts paid by a guarantor (who is an Obligor) of a particular Contract.

“Indenture”:  The Indenture, dated as of May 1, 2010, among the Issuer, the Trustee and the Custodian, and any permitted supplements or amendments thereto.

“Independent”:  When used with respect to any specified Person means such a Person, who (a) is in fact independent of the Issuer and the Servicer, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer or the Servicer or in any Affiliate thereof, (c) is not connected with the Issuer or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director, customer, supplier or person performing similar functions, (d) is not a person controlling or under common control with any such stockholder, customer, supplier or other person, and (e) is not a member of the immediate family of any such stockholder, director, officer, employee, customer, supplier or other person.  Whenever it is herein provided that any Independent Person’s opinion or certificate shall be furnished to the Trustee, such Person shall be identified by an Issuer Order, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

“Independent Accountants”:  Ernst & Young LLP or any other independent certified public accountants of recognized national standing.

“Initial Contracts”:  Means those Contracts transferred to the Issuer and pledged to the Trustee on the Closing Date.

“Initial Cut-Off Date”:  Means April 1, 2010.

“Initial Discounted Pool Balance”:  Means the Discounted Pool Balance as of the Initial Cut-Off Date; provided, however, that for purposes of calculating the Initial Discounted Pool Balance for Contracts that are 61 days or more past due as of May 1, 2010, (i) the Discounted Contract Balance of Contracts that are 91 days or more past due as of May 1, 2010 will equal $0.01 and (ii) the Discounted Contract Balance of Contracts that are 61 to 90 days past due as of May 1, 2010 will have a modified Discounted Contract Balance equal to 10% of the related Discounted Contract Balance of such Contract without giving effect to this proviso.

“Initial Note Balance”:  Means, with respect to any Class of Notes, the unpaid principal balance of such Class, as applicable, as of the Closing Date.

“Initial Payment Date” and “First Payment Date”:  May 24, 2010.

“Initial Purchaser”:  Means Guggenheim Securities, LLC.

“Initial Reserve Deposit” means the initial deposit of a portion of the proceeds of the Notes on the Closing Date into the Reserve Account, in an amount equal to 1.90% of the Initial Discounted Pool Balance.

“Insolvency Event”:  With respect to a specified Person, shall mean either of the following events: (a) a case or proceeding shall have been commenced against such Person seeking a decree or order in respect of such Person (i) under the Bankruptcy Code, as now constituted or hereafter amended or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Person or of any substantial part of such Person’s assets, or (iii) ordering the winding-up or liquidation of the affairs of such Person, and such case or proceeding shall remain undismissed or unstayed for sixty (60) days or more or such court shall enter a decree or order granting the relief sought in such case or proceeding; or (b) the commencement by such Person of a voluntary case under the Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person for any substantial part of such Person’s assets, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Insurance Policy”:  With respect to an item of Equipment and a Contract, any policy of insurance maintained by an Obligor pursuant to such Contract that covers physical damage to the Equipment and general liability (including policies procured by the Servicer on behalf of an Obligor).

“Insurance Proceeds”:  With respect an item of Equipment, any amount received during the related Collection Period pursuant to an Insurance Policy issued with respect to the related Contract, net of any costs of collecting such amounts not otherwise reimbursed.

“Insurer”:  Any insurance company or other Person providing any Insurance Policy covering Equipment.

“Interest Accrual Period”:  With respect to any Payment Date, (i) with respect to each Class of Notes, the period commencing on and including the immediately preceding Payment Date and ending on and including the day immediately preceding such current Payment Date; provided that, in the case of the first Interest Accrual Period, such Interest Accrual Period shall commence on the Closing Date, and shall end on the day immediately preceding the Initial Payment Date.

“Interim Delinquency Ratio”:  Means, with respect to the first three Determination Dates after the Closing Date, the average of the Delinquency Ratios for such Determination Date and each preceding Determination Date which occurred after the Closing Date.

“Investment Letter”:  Has the meaning set forth in Section 2.06(c)(ii)(B) of the Indenture.

“Issuer”:  LEAF Receivables Funding 2, LLC, and its successors and permitted assigns under the Indenture.

“Issuer Address”:  LEAF Receivables Funding 2, LLC, 2005 Market Street, 15th Floor, Philadelphia, PA 19103, telecopy number:  215-640-6363, Attention:  Miles Herman, or such other address as is notified in writing to the Issuer, the Trustee, Back-up Servicer and the Noteholders not less than thirty (30) days prior to the effectiveness of any change thereof.

“Issuer Order” and “Issuer Request”:  A written order or request signed by an authorized officer of the Issuer and delivered to the Trustee.

“Joinder to Lockbox Intercreditor Agreement”:  The joinder agreement to the Lockbox Intercreditor Agreement pursuant to which each of the Trustee and the Issuer becomes a party to the Lockbox Intercreditor Agreement.

“LEAF Contract Number”:  The number assigned to a Contract by the Servicer, which number is used to identify Contracts and the related Contract Assets for all purposes under the Transaction Documents and the Lockbox Intercreditor Agreement and for all purposes by the Servicer and its Affiliates, including on the Custodian Certificate and any Officer’s Certificate delivered by the Servicer or the Issuer, the Contract Schedule, the Monthly Servicing Report and the Contract Files.

“LEAF Party”:  Means each of the Issuer, the Partnership, the Servicer, the Acquirer and the Transferor.

 “Lien”:  Any security interest, lien, charge, pledge, equity or encumbrance of any kind other than Permitted Liens.

“Lien Certificate”:  With respect to Motorized Titled Equipment, (i) if such Motorized Titled Equipment is registered in Florida, (x) to the extent the related Contract has been originated by the Acquirer or the Servicer, an original certificate of title or (y) to the extent the related Receivable has been originated by a Person other than the Acquirer or the Servicer, (A) an original certificate of title or (B) if the original certificate of title has been sent to the registered owner of such Motorized Titled Equipment, an original computer confirmation of lien, (ii) if such Motorized Titled Equipment is registered in Kansas, a true copy of the application for certificate of  title and registration, (iii) if such Motorized Titled Equipment is registered in Kentucky, an original notice of lien, (iv) if such Motorized Titled Equipment is registered in Maryland, an original notice of security interest filing, (v) if such Motorized Titled Equipment is registered in Minnesota, an original lien card, (vi) if such Motorized Titled Equipment is registered in Missouri, an original notice of recorded lien, (vii) if such Motorized Titled Equipment is registered in Montana, a true copy of the application for certificate of title, (viii) if such Motorized Titled Equipment is registered in New York, an original notice of lien, (ix) if such Motorized Titled Equipment is registered in Oklahoma, an original, file-stamped lien entry form, (x) if such Motorized Titled Equipment is registered in Wisconsin, an original lien confirmation card or (xi) if such Motorized Titled Equipment is registered in any other state, an original certificate of title, in each case issued by the Registrar of Titles of the applicable State listing the lienholder of record with respect to such Motorized Titled Equipment (it being understood and agreed that solely for purposes of clauses (i) through (x) above (other than clauses (i)(x) and (i)(y)(A)), the “original” of any document required thereby shall consist of whatever documentation has been issued by the Registrar of Titles of the related State to the lienholder).

“Lienholder Nominee Agreement”:  The Vehicle Lienholder Nominee Agreement, dated as of December 17, 2007, by and among NetBank Business Finance, as lienholder, LEAF Capital Funding III, LLC, Morgan Stanley Bank and Morgan Stanley Asset Funding as such agreement may from time to time be amended, supplemented, or otherwise modified in accordance with the terms thereof and including any replacements thereof.

“Lockbox”:  The post office or other lockbox to which Obligors have been directed to remit payments.

“Lockbox Account”:  The deposit account (account number 153910088597) at the Lockbox Bank in the name of “U.S. Bank NA as Securities Intermediary for LEAF Financial and various lenders” or, if the Lockbox Intercreditor Agreement is terminated or LEAF Financial Corporation is no longer the Servicer, such other Lockbox Account as is established by the then Servicer with the consent of the Control Party.

“Lockbox Bank”:  Means U.S. Bank National Association and its successor in interest or any successor approved by the Servicer and the Control Party.

“Lockbox Intercreditor Agreement”:  The Amended and Restated Lockbox Intercreditor Agreement, dated as of April 18, 2005, among the Lockbox Bank, the Servicer, certain other parties thereto and subsequent parties joined pursuant to the terms thereof (including the Issuer and the Trustee), as amended, supplemented or otherwise modified from time to time.

 “Majority Holders”:  Means, (i) if any Class A Notes are Outstanding, the Holders holding Notes evidencing more than fifty percent (50%) of the Outstanding Note Balance of the Class A Notes; (ii) if no Class A Notes are Outstanding, the Holders holding Notes evidencing more than fifty percent (50%) of the Outstanding Note Balance of the Class B Notes; or (iii) if no Class A Notes or Class B Notes are Outstanding, the Holders holding Notes evidencing more than fifty percent (50%) of the Outstanding Note Balance of the Class C Notes.

“Monthly Servicing Report”:  The report prepared by the Servicer pursuant to Section 13.07 of the Indenture and Section 4.01 of the Servicing Agreement, substantially in the form of Exhibit A to the Servicing Agreement.

“Moody’s”:  Moody’s Investors Service, Inc. and its successors in interest.

“Motorized Titled Equipment”:  Equipment consisting of motorized personal property that requires titling under State motor vehicle statutes.

“Net Income”:  For any period, the consolidated net earnings (or loss), minus extraordinary gains (together with any provision for taxes on such extraordinary gains) of the Servicer and its subsidiaries for such period, in each case, as determined in accordance with GAAP.

“Noteholder” and “Holder”:  The Person in whose name a Note is registered in the Note Register.

“Note Current Interest”:  Means interest accrued during each Interest Accrual Period and payable to the Noteholders of a Class on the related Payment Date.

 “Note Interest”:  Means, with respect to a Class of Notes and any Payment Date, the sum of the Note Current Interest and any unpaid, overdue interest, if any, for such Class.

“Note Owner”:  Means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Security Depository or on the books of a Person maintaining an account with such Security Depository (directly as a Security Depository Participant or as an indirect participant, in each case in accordance with the rules of such Security Depository) or the Person who is the beneficial owner of such Book-Entry Note, as reflected in the Note Register in accordance with Section 2.06 of the Indenture.

“Note Purchase Agreement”: Means the Note Purchase Agreement, dated May 18, 2010, among the Transferor, LEAF Financial Corporation (solely with respect to the sections indicated therein), the Issuer and the Initial Purchaser.

“Note Rate”:  Means for each Class of Notes, 5.00% per annum.

“Note Register” and “Note Registrar”:  Have the respective meanings set forth in Section 2.06 of the Indenture.

“Notes”:  Any one or all of the Outstanding Equipment Contract Backed Notes, Series 2010-1, issued by LEAF Receivables Funding 2, LLC pursuant to the Indenture, in the aggregate maximum principal amount of $92,694,000, of all Classes, or as the context may require, a specific Class.

“Obligor”:  The borrower or lessee under each Contract, including any guarantor of such Contract (other than any guarantor who is the vendor of the Equipment the subject of such Contract or the Person who originated such Contract), and their respective successors and assigns.

“Offering Circular”:  The Confidential Offering Circular, dated May 18, 2010, relating to the initial offering of the Notes.

“Officer’s Certificate”:  A certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, the Controller, an Assistant Controller, the Secretary, or any Assistant Secretary of the Person on whose behalf the certificate is delivered, and delivered to the Trustee or the Initial Purchaser, as the case may be.

“One-Time Successor Servicer Fee”:  Has the meaning set forth in Section 7.06 of the Servicing Agreement.

“Opinion of Counsel”:  A written opinion of counsel who may, except as otherwise expressly provided in the Indenture or required by the Control Party, be inside (but only with respect to internal corporate matters) or outside counsel for the Servicer, the Transferor or the Issuer, as applicable, and who shall be reasonably satisfactory to the Control Party and which opinion shall be addressed to the Noteholders and/or the Trustee (as required by the applicable terms of the Transaction Documents) and be in form and substance reasonably satisfactory to the Control Party and the Trustee.

“Originator”:  LEAF Funding, Inc., a Delaware corporation.

“Outstanding”:  With respect to Notes, as of any date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

(a)           Notes previously canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

(b)           Notes for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or any provision therefor, satisfactory to the Trustee, has been made, in accordance with Article XI of the Indenture); and

(c)           Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture, unless proof satisfactory to the Trustee is presented that any such Notes are held by a protected purchaser; provided that, for purposes of determining whether the Noteholders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes beneficially owned, directly or indirectly, by the Issuer, any other obligor upon the Notes, the Servicer, any Affiliate of the Issuer or of the Servicer or such other obligor shall be disregarded and deemed not to be outstanding; provided further that, in determining whether the Trustee will be protected in relying on any such request, demand, authorization, direction, notice, consent or waiver, only such Notes as a Responsible Officer of the Trustee knows to be so owned shall be so disregarded.  For purposes of this definition, beneficial ownership shall be determined in accordance with Rule 13d-3 of the Securities and Exchange Commission, promulgated pursuant to the Securities Exchange Act of 1934, as amended.

“Outstanding Note Balance”:  With respect to any Class of Notes (including, for purposes of accruing interest thereon, any Notes called for redemption but not yet redeemed), the Initial Note Balance of such Class less the sum of all amounts actually distributed in respect of principal for such Class as of such date.

“Ownership Interest”:  Means, with respect to any Note, any ownership interest in such Note, including any interest in such Note as the Noteholder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

“Partnership”:  Means LEAF Equipment Finance Fund 4, L.P., a Delaware limited partnership.

“Partnership Advance”:  Means, in the event that any Obligor fails to remit the full Scheduled Payment due from it with respect to a Collection Period by the Determination Date related to such Collection Period, an advance by the Partnership, at the direction of the Servicer, from its own funds prior to the related Payment Date of an amount equal to such unpaid Scheduled Payment.

 “Paying Agent”:  The Trustee (or any other Person that meets the eligibility standards for the Trustee set forth in Section 7.08 of the Indenture and that is authorized pursuant to Section 7.15 of the Indenture to pay the principal of or interest on any Notes on behalf of the Issuer).

“Payment Date”:  The 23rd day of each month or, if such day is not a Business Day, the next succeeding Business Day, commencing with the Initial Payment Date.

 “Permitted Liens”:  Means (i) liens created under the Indenture in favor of the Trustee for the benefit of the Secured Parties, (ii) Liens created under the Assignment Agreements in favor of the Issuer, (iii) Liens for taxes not yet due and payable and for which adequate reserves are maintained in accordance with GAAP, (iv) mechanics’ liens filed on any Equipment that attach after the applicable Cut-Off Date and are not yet due and payable and if unpaid would not materially impair the value of such Equipment, (v) mechanics’ liens, property tax liens and other liens arising on the Equipment through an Obligor to the extent the Servicer has determined in good faith in accordance with its Credit and Collection Policies to not make an advance to discharge, and (vi) any Obligor’s right to quiet enjoyment and possession of any Equipment under the applicable Contract.

“Person”:  Any individual, corporation, limited liability company, partnership, association, joint-stock company, trust (including any beneficiary thereof), unincorporated organization or other entity or government or any agency or political subdivision thereof.

“Plan”:  An “employee benefit plan,” as defined in Section 3(3) of ERISA or a “plan” within the meaning of Section 4975(e)(1) of the Code.

 “Prepayment”:  With respect to a Collection Period and a Contract (except a Defaulted Contract), (i) the payment by the related Obligor of all remaining Scheduled Payments due on such Contract or (ii) as defined in the Credit and Collection Policies, so long as such amount is designated by the Obligor as a prepayment and the Servicer has consented to such prepayment. Advance Payments and Residual Receipts are not "Prepayments."

“Prepayment Amount”:  In the event that an Obligor requests an upgrade or trade-in of Equipment under a Contract and the Servicer has agreed to such request, the payment by the Servicer of an amount equal to the sum, without duplication, of (i) the Discounted Contract Balance as of the date of reconveyance, (ii) one month’s interest thereon at the Discount Rate, (iii) the discounted portion of the Booked Residual for such Contract and (iv) any Scheduled Payments due and outstanding under such Contract that have not been paid by the Obligor, all in connection with the removal of such Equipment and the related Contract from the Collateral.

 “Proceeding”:  Any suit in equity, action at law or other judicial or administrative proceeding.

“Purchase and Contribution Agreement”:  Means the Purchase and Contribution Agreement, dated as of May 1, 2010, between LEAF Capital Funding III, LLC and the Issuer.

“Purchase Price”:  Means, with respect to Contracts sold pursuant to any Assignment Agreement, the payment amount identified in Section 1 of such Assignment Agreement.

“QIB”:  Means a “qualified institutional buyer” within the meaning of Rule 144A.

“Rating Agency”:  DBRS, Inc..

“Rating Agency Condition”:  Means, with respect to any action and a Class of Notes, that the Rating Agency which shall have rated such Class shall have been given at least ten (10) Business Days (or such shorter period as is acceptable to the Rating Agency) prior written notice thereof.

“Receivable”:  As of any date of determination, all Scheduled Payments and all other income, payments and proceeds of the Contracts (including Guaranty Amounts, Servicing Charges, Insurance Proceeds and other Recoveries or Residual Receipts) that are (1) collected on or after the applicable Cut-Off Date or (2) Advance Payments collected by the Servicer before the applicable Cut-Off Date but due in Collection Periods commencing on and after the applicable Cut-Off Date, and any Recoveries thereon; provided that, from and after the date, if any, on which the related Contract Assets are repurchased in accordance with Section 3.03 or Section 3.04 of the Purchase and Contribution Agreement or substituted pursuant to Section 3.09 of the Servicing Agreement, or released or removed by or on behalf of the Issuer pursuant to Section 4.04(b) of the Indenture, such Receivable shall no longer constitute a “Receivable” for purposes of the Transaction Documents.

“Record Date”:  With respect to each Payment Date, at the close of business on the Business Day immediately preceding such Payment Date; provided however, that the Record Date for any Class of Notes issued as a Definitive Note will be the close of business on the last Business Day of the calendar month immediately preceding the applicable Payment Date.

“Recoveries”:  For any Collection Period occurring after the date on which any Contract becomes a Defaulted Contract, all amounts received in respect of a Defaulted Contract, including, without limitation, amounts received in connection with the sale or other disposition of the related Equipment, Insurance Proceeds with respect to the related Equipment, legal judgments and settlements, collection agency efforts, or any other payments made by or on behalf of the related Obligor, net of contingency expenses, in connection with such Defaulted Contract; provided, that in no event may Recoveries in respect of a Defaulted Contract be less than zero.

“Redemption Date”:  The Payment Date elected pursuant to Section 11.01 of the Indenture or any other Business Day mutually determined by the Issuer, the Noteholders and the Trustee.

“Redemption Price”:  With respect to any Note as of the Redemption Date, the Outstanding Note Balance of the Notes, together with interest accrued thereon to the Redemption Date.

“Registered Holder”:  The Person whose name appears on the Note Register on the applicable Record Date.

“Registrar of Titles”:  With respect to any State, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

 “Related Security”:  With respect to any Contract, all liens, security interests, guarantees, indemnities, warranties, letters of credit and other agreements securing or supporting payment on any Receivable or relating to any Equipment, including, with respect to any Receivables, any “supporting obligations” (as defined in 9-102 of the UCC) therefor, and all rights with respect to any vendors, dealers or manufacturers of the Equipment or other originators, including those arising under private label leases, all rights under any purchase or vendor agreements relating thereto, and all rights of the Transferor and its assignees with respect to the Contracts and related Equipment under the Acquisition Agreement.

“Release Agreement”:  The notice regarding prepayment of Existing Indebtedness and release of related collateral, substantially in the form of Exhibit F attached to the Indenture.

“Reporting Date”:  The 19th day of each month or, if such day is not a Business Day, the next succeeding Business Day.

 “Reserve Account”:  The trust account created and maintained pursuant to Section 13.02 of the Indenture; provided, that in no event shall the Reserve Account be other than an Eligible Account.

 “Residual Receipts”:  Means, without duplication, (a) all proceeds of the sale of Equipment received by the Servicer at the end of the related Contract, whether to the related Obligor or to a third party, (b) any amounts collected by the Servicer as judgments against an Obligor or others related to the failure of such Obligor to pay any required amounts relating to the Booked Residual under the related Contract or to return the Equipment, (c) all proceeds from renewal payments made for the continued use of the Equipment after the original date of termination of the related Contract plus (d) any amounts not otherwise described above which are received by the Servicer and applied against the Booked Residual of such Contract in accordance with the Servicer’s servicing standards, in each case as reduced by any reasonably incurred out-of-pocket expenses incurred by the Servicer in enforcing such Contract or in liquidating such Equipment; provided, that in no event may Residual Receipts in respect of a Contract or any Equipment be less than zero.

“Responsible Officer”:  (a) When used with respect to the Trustee or the Back-up Servicer, any officer of the Trustee or the Back-up Servicer, including any Vice President, Assistant Vice President, any Secretary or Assistant Secretary, any trust officer or any other officer of the Trustee or the Back-up Servicer customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and, in each case, having direct responsibility for the administration of the Indenture; and (b) when used with respect to the Servicer (if the Servicer is LEAF Financial Corporation or any of its Affiliates) or the Issuer, any of the president, chief financial officer, chief operating officer, chief accounting officer, treasurer or any Vice-President.

 “Rule 144A”:  Means the rule designated as “Rule 144A” promulgated by the United States Securities and Exchange Commission under the Securities Act.

“Rule 144A Global Note”:  Means the permanent global note, evidencing Notes, in the form of the Notes attached as Exhibits A-1, B-1 and C-1 to the Indenture, that is deposited with and registered in the name of the Security Depository or its nominee, representing the Notes sold in reliance on Rule 144A.

“Rule 144A Information”:  Has the meaning set forth in Section 12.02(w) of the Indenture.

“S & P”:  Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

“Sale”:  Has the meaning set forth in Section 6.18 of the Indenture.

“Scheduled Payment”:  With respect to a Payment Date and a Contract, the periodic scheduled payment of rent or other payments on a monthly, quarterly, semi-annual or annual basis, in arrears or in advance as set forth in the Contract, and due from the Obligor in the related Collection Period, exclusive of any Servicing Charges and Residual Receipts (which Residual Receipts, for the avoidance of doubt, include all payments due after the Final Due Date for a Contract).

“Secured Parties”:  Means, collectively, the Noteholders.

“Securities Account Control Agreement”: Means the Securities Account Control Agreement, dated as of May 1, 2010, by and between the Issuer and the Trustee, as both securities intermediary and trustee.

“Securities Act”: The United States Securities Act of 1933, as amended.

“Securities Intermediary”: Means U.S. Bank National Association in its capacity as Securities Intermediary pursuant to the Securities Account Control Agreement.

“Security Deposit”:  Any amount paid to the Servicer or the Acquirer and its assigns by an Obligor as a security deposit which has not previously been refunded to such Obligor or applied towards such Obligor’s obligations under such Contract.

“Security Depository”:  Initially shall mean DTC, and otherwise shall mean any replacement thereof or successor thereto registered as a “Security Depository” pursuant to Section 17A of the Exchange Act.

“Security Depository Participant”:  Means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Security Depository effects book-entry transfers and pledges of securities deposited with the Security Depository.

 “Servicer”:  The servicer of the Contract Assets, which shall be LEAF Financial Corporation until such time, if any, as the Back-up Servicer or other successor Person shall have become the “Servicer” pursuant to the applicable provisions of the Servicing Agreement, whereupon “Servicer” shall mean such successor Person.

“Servicer Fee”:  The fee payable on each Payment Date to the Servicer (or, so long as LEAF Financial Corporation is the Servicer, to the Partnership as its agent) in consideration for the Servicer’s performance of its duties under the Servicing Agreement during the related Collection Period, in an amount equal to the product of (a) one-twelfth (1/12) of the Servicer Fee Rate and (b) the aggregate Discounted Pool Balance as of the Payment Date occurring immediately prior to the related Collection Period (or, in the case of the Initial Payment Date, the Initial Cut–Off Date). If the Back-up Servicer shall become the successor Servicer, the Servicer Fee shall be subject to a minimum of $6,000 per month.

“Servicer Fee Rate”:  1.50% per annum.

“Servicer Financial Statements”:  The financial statements described in Section 4.02(i) of the Servicing Agreement.

“Servicer Termination Notice”:  The notice described in Section 6.01 of the Servicing Agreement.

“Servicer Transition Account”:  The trust account created and maintained pursuant to Section 13.02 of the Indenture; provided, that in no event shall the Servicer Transition Account be other than an Eligible Account.

“Servicing Agreement”:  The Servicing Agreement, dated as of May 1, 2010, among the Servicer, the Partnership, the Issuer, the Trustee and the Back-up Servicer, as amended, supplemented or otherwise modified from time to time.

“Servicing Charges”:  Means the sum of (a) any late payment charges paid by an Obligor on a Contract after application of any such charges to amounts then due under such Contract and (b) any other incidental charges, or fees received from an Obligor, including (i) tax payments, insurance premium payments or reimbursements, late charges, documentation fees, extension fees, administrative charges and maintenance premiums and other pass-through items and (ii) prepayment charges paid by an Obligor in connection with a Prepayment.

“Servicing Documents”:  Means all servicing records, servicing agreements, servicing rights, pledge agreements and any other collateral pledged or otherwise relating to the Contracts, together with all files, documents, instruments, certificates, correspondence, accounting books and records relating thereto or to the Contract Files.

“Servicing Officers”:  Those officers of the Servicer involved in, or responsible for, the administration and servicing of the Contract Assets, as identified on a certificate delivered to the Trustee in accordance with Section 4.01(a)(ix) of the Indenture, as the same may be updated from time to time.

“State”:  Any state of the United States of America and, in addition, the District of Columbia.

“Stated Maturity Date”:  If the Notes have not already been paid in full, the Outstanding Note Balance with respect to each Class of Notes due and payable on the Payment Dates occurring on:

Class A Notes	October 23, 2016
Class B Notes	September 23, 2018
Class C Notes	September 23, 2018

“Subject Equipment”:  Means Equipment subject to a certain Contract.

“Substitute Contract”: A Contract substituted by the Servicer in replacement of one or more Contracts pursuant to the terms and provisions of the Transaction Documents.

“Substitution Certificate”: Has the meaning set forth in Section 3.01(a) of the Indenture.

 “Tax Lien”: A lien arising under Section 6321 of the Code.

“Three-Month Rolling Average Delinquency Ratio”:  Means, with respect to any Determination Date commencing with the fourth Determination Date after the Closing Date, the average of the Delinquency Ratios for such Determination Date and the two preceding Determination Dates.

“Transaction Documents”:  The Indenture, the Lockbox Intercreditor Agreement, each Assignment Agreement, the Note Purchase Agreement, the Servicing Agreement, the Purchase and Contribution Agreement, the Notes, the Joinder to Lockbox Intercreditor Agreement, the Lienholder Nominee Agreement, the Securities Account Control Agreement and each other document and/or instrument executed pursuant thereto or in connection therewith.

“Transfer Taxes”:  Means any tax, fee or other governmental charge payable to any federal, state or local government in connection with the sale of the Contract Assets to the Issuer pursuant to the Assignment Agreements and the pledge of the Contract Assets by the Issuer to the Trustee pursuant to the Indenture.

“Transferor”: Means LEAF Capital Funding III, LLC, a Delaware limited liability company.

“Transition Costs”:  Means any documented fees and expenses reasonably incurred by a successor Servicer, the Back-up Servicer or the Trustee in connection with a transfer of servicing under the Servicing Agreement, as provided in the Indenture and the Servicing Agreement; provided that the total amount of Transition Costs payable to all such Persons shall not exceed $150,000 in the aggregate.

“Trust Accounts”:  Has the meaning set forth in Section 13.02(a) of the Indenture.

“Trustee”:  The trustee under the Indenture which, initially, shall be U.S. Bank National Association until such time, if any, as a successor Person shall have become the Trustee pursuant to the applicable provisions of the Indenture, whereupon “Trustee” shall mean such successor Person.

“Trustee Fee”:  The monthly fees payable on each Payment Date to the Trustee in consideration for the Trustee’s performance of its duties hereunder, as set forth in the Trustee Fee Schedule.

“Trustee Fee Schedule”:  That certain “Schedule of Fees for Services Rendered as Trustee, Paying Agent and Registrar for $80,000,000 (Approximate) LEAF Receivable Funding II, LLC, Equipment Contract Backed Notes, 2010-1”, dated as of May 4, 2010.

“UCC”:  The Uniform Commercial Code as then in effect in the State of New York, or where the context otherwise requires, the jurisdiction the law of which governs the perfection or priority of any applicable security interest.

“United States”:  The United States of America and its territories.

“U.S. Person”:  Means (other than for tax purposes) (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. Person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. Person who has sole or shared investment discretion with respect to its assets), (iv) any trust of which any trustee is a U.S. Person (other than a trust of which at least one trustee is a non-U.S. Person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. Person), or (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501(a) under the Securities Act who are not natural persons, estates or trusts); provided that, the term “U.S. Person” shall not include (A) a branch or agency of a U.S. Person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country, and (C) the international organizations set forth in Section 902(k)(2)(vi) of Regulation S under the Securities Act and any other similar international organizations, and their agencies, affiliates and pension plans.

“Vendor”:  Any Equipment manufacturer, distributor, dealer or supplier with whom the Servicer has a vendor program in effect pursuant to which the Servicer acquires or otherwise originates Contracts used to finance equipment manufactured and/or distributed by such vendor and leased or otherwise financed by Obligors under such Contracts.

“Verification Date”:  The third Business Day after each Reporting Date, by which time the Back-up Servicer must verify the information contained in the Monthly Servicing Report delivered on such Reporting Date.

“Warranty Event”:  With respect to any Contract, any breach of Section 4.1(a) of the Purchase and Contribution Agreement or clauses (3) or (4) of any Assignment Agreement that gives rise to a repurchase obligation under Section 6.1(a) of the Purchase and Contribution Agreement or a Servicer repurchase obligation under Section 3.09 of the Servicing Agreement.

Exhibit A-1
to Indenture

FORM OF LEAF RECEIVABLES FUNDING 2, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-1
GLOBAL CLASS A NOTE

[For Rule 144A Book-Entry Notes Only]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT

HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN"AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION") (EACH A "BENEFIT PLAN INVESTOR"), OR (B) (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE, AND (III) IT BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES, OR (C) IT HAS PROVIDED THE TRUSTEE WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER WHICH OPINES THAT THE PURCHASE, HOLDING, AND TRANSFERRING OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

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LEAF RECEIVABLES FUNDING 2, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-1
CLASS A NOTE

No. ______ Up to $74,195,000

Stated Maturity Date:  _______ __, 20__

Dated: ____________ __, 20__

REGISTERED OWNER: ____________________________

LEAF Receivables Funding 2, LLC, a Delaware limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Issuer,” which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner on or before the Stated Maturity Date the principal sum in an amount not to exceed SEVENTY-FOUR MILLION ONE HUNDRED NINETY-FIVE THOUSAND DOLLARS ($74,195,000) less all principal paid with respect thereto, and to pay monthly in arrears all accrued interest and other amounts due with respect to this Note, as further provided in the Indenture.  Accrued interest, principal, and other amounts due with respect to this Note shall be paid on each Payment Date.

This Note is duly authorized by the Issuer pursuant to the Indenture, and is designated as its Equipment Contract Backed Notes, Series 2010-1 (herein called the “Notes”) issued and to be issued under the Indenture, dated as of May 1, 2010 (as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Reference is made to the Indenture for a statement of the respective rights thereunder of the Issuer, the Trustee, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

Each Class A Note shall represent such of the Outstanding Class A Notes as are specified herein, and represents the aggregate amount of Outstanding Class A Notes from time to time endorsed hereon by the Trustee, or by the Note Registrar at the direction of the Trustee, and the aggregate amount of Outstanding Class A Notes represented hereby may, from time to time, be reduced or increased to represent exchanges and redemptions.

Interest shall accrue on the Outstanding Note Balance of the Class A Notes as of the first day of the applicable Interest Accrual Period and (to the greatest extent legally enforceable) on any overdue payment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided in the Indenture) until fully paid, at the Note Rate for the Class A Notes specified in the Indenture (calculated in accordance with the Indenture).  The Interest Accrual Period for each Payment Date is the period commencing on and including the immediately preceding Payment Date and ending on and including the day immediately preceding such Payment Date; provided that, in the case of the first Interest Accrual Period, such

Interest Accrual Period shall commence on the Closing Date, and shall end on the day immediately preceding the Initial Payment Date.  All accrued interest shall be due and payable in arrears on each Payment Date.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

Installments of principal shall be paid on this Note beginning on the Initial Payment Date and ending no later than the Stated Maturity Date specified above unless the Notes become due and payable at an earlier date by declaration of acceleration in accordance with Article VI of the Indenture or call for redemption in accordance with Article XI of the Indenture.  Each installment of principal due on any Payment Date (other than the Stated Maturity Date) shall be paid from amounts on deposit in the Collection Account to the applicable Holders in reduction of principal until the Outstanding Note Balance of each Class has been reduced to zero, in each case in accordance with the priorities set forth in the Indenture for such Payment Date.  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable under the Indenture or in respect of the Notes) shall be due and payable in full on its Stated Maturity Date.  All reductions in the principal amount of this Note effected by payments of principal shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal payable on the Class A Notes shall be payable in accordance with the Indenture; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

The principal and interest payable on this Note are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Registered Holder of this Note, at the address of the Registered Holder as it appears in the Note Register or, at the option of the Noteholder by wire transfer in accordance with the terms of the Indenture.  The Record Date for any Payment Date shall be the last Business Day preceding such Payment Date.

This Class A Note does not purport to summarize the Indenture completely, and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and immunities of the Issuer.  Copies of the Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107.

This Class A Note represents asset-backed debt secured solely by assets of the Issuer, and is not an interest in, or obligation of, any other Person.  Neither the Class A Notes nor the Contract Assets are insured by any Person or any governmental agency.

The Notes are secured by certain Contract Assets, and the other assets comprising the Collateral, all as described in the Indenture.  The Collateral secures the Class A Notes issued under the Indenture equally and ratably without prejudice, priority, or distinction between any Class A Note and any other Class A Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture, and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part on any Payment Date on which the Aggregate Outstanding Note Balance (after taking into account payments made on such Payment Date) is less than 10% of the Aggregate Initial Note Balance at the applicable Redemption Price plus any fees due under the Indenture.  If an Event of Default shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The Class A Notes may be exchanged, and their transfer may be registered, by the Class A Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Trustee only in the manner and subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class A Notes.  Upon exchange or registration of such transfer, a new registered Class A Note or Notes evidencing the same Outstanding Note Balance will be executed in exchange therefor.

Each Person who has or who acquires any Ownership Interest in a Class A Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.06 and 2.07 of the Indenture, and shall be deemed to make any and all representations and warranties contained in Article II of the Indenture.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent, and any agent of the Issuer, the Trustee, the Note Registrar, or the Paying Agent shall treat the Person in whose name this Note is registered in the Note Register as the owner hereof for the purpose of receiving payment as provided in the Indenture and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Note Registrar, the Paying Agent, nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office of the Note Registrar in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar and duly executed by the holder hereof or his attorney duly authorized in writing and complying with all transfer requirements contained in the Indenture.  Thereupon, one or more new Notes of the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time, with the prior written consent of the Majority Holders and the Servicer, by the Issuer, the Custodian, and the Trustee.  The Indenture also contains provisions permitting the Control Party and the Noteholders to agree to certain modifications or actions and to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Control Party shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons, in such authorized denominations as provided in the Indenture, and subject to certain limitations therein set forth.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, and each Noteholder, by acceptance of its Note, agree to treat the Notes as indebtedness of the Issuer for all tax purposes.

During the term of the Indenture and for one year and one day after payment in full of all of the obligations of the Issuer under the Transaction Documents, none of the parties to the Indenture or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding in accordance with the Indenture.

This Note and the Indenture shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted thereunder are governed by the laws of a jurisdiction other than the State of New York, and without regard to principles of conflict of laws of the State of New York that would permit or require the application of the law of any other jurisdiction.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

The Issuer hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever.  The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

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IN WITNESS WHEREOF, LEAF Receivables Funding 2, LLC, has caused this instrument to be signed, manually, by its authorized officer, as of the date set forth below.

LEAF RECEIVABLES FUNDING 2, LLC

By:

Name:

Title:

This is one of the Class A Notes described in the within-mentioned Indenture.

Dated: ____________ ___, 2010

U.S. Bank National Association, as Trustee

By:	______________________________

Authorized Signatory

Exhibit A-2
to Indenture

FORM OF LEAF RECEIVABLES FUNDING 2, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-1
DEFINITIVE CLASS A NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING AN OWNERSHIP INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN"AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION") (EACH A "BENEFIT PLAN INVESTOR"), (B) (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE, AND (III) IT BELIEVES THAT THE NOTES ARE

Exhibit A-2-1

PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES, OR (C) IT HAS PROVIDED THE TRUSTEE WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER WHICH OPINES THAT THE PURCHASE, HOLDING, AND TRANSFERRING OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

OWING TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING NOTE BALANCE OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANYONE PURCHASING THIS NOTE SHOULD CONFIRM THE OUTSTANDING NOTE BALANCE HEREOF BY INQUIRY OF THE TRUSTEE.

[The remaining pages for Class A Notes follow starting on the next page.
The remainder of this page is intentionally left blank.]

Exhibit A-2-2

LEAF RECEIVABLES FUNDING 2, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-1
CLASS A NOTE

No. ______ Up to $74,195,000

Stated Maturity Date: _______ __, 20__

Dated: ____________ __, 20__

REGISTERED OWNER: ____________________________

LEAF Receivables Funding 2, LLC, a Delaware limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Issuer,” which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner on or before the Stated Maturity Date the principal sum in an amount not to exceed SEVENTY-FOUR MILLION ONE HUNDRED NINETY-FIVE THOUSAND DOLLARS ($74,195,000) less all principal paid with respect thereto, and to pay monthly in arrears all accrued interest and other amounts due with respect to this Note, as further provided in the Indenture.  Accrued interest, principal, and other amounts due with respect to this Note shall be paid on each Payment Date.

This Note is duly authorized by the Issuer pursuant to the Indenture, and is designated as its Equipment Contract Backed Notes, Series 2010-1 (herein called the “Notes”) issued and to be issued under the Indenture, dated as of May 1, 2010 (as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Reference is made to the Indenture for a statement of the respective rights thereunder of the Issuer, the Trustee, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

Each Class A Note shall represent such of the Outstanding Class A Notes as are specified herein, and represents the aggregate amount of Outstanding Class A Notes from time to time endorsed hereon by the Trustee, or by the Note Registrar at the direction of the Trustee, and the aggregate amount of Outstanding Class A Notes represented hereby may, from time to time, be reduced or increased to represent exchanges and redemptions.

Interest shall accrue on the Outstanding Note Balance of the Class A Notes as of the first day of the applicable Interest Accrual Period and (to the greatest extent legally enforceable) on any overdue payment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided in the Indenture) until fully paid, at the Note Rate for the Class A Notes specified in the Indenture (calculated in accordance with the Indenture).  The Interest Accrual Period for each Payment Date is the period commencing on and including the immediately preceding Payment Date and ending on and including the day immediately preceding such Payment Date; provided that, in the case of the first Interest Accrual Period, such

Exhibit A-2-3

Interest Accrual Period shall commence on the Closing Date, and shall end on the day immediately preceding the Initial Payment Date.  All accrued interest shall be due and payable in arrears on each Payment Date.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

Installments of principal shall be paid on this Note beginning on the Initial Payment Date and ending no later than the Stated Maturity Date specified above unless the Notes become due and payable at an earlier date by declaration of acceleration in accordance with Article VI of the Indenture or call for redemption in accordance with Article XI of the Indenture.  Each installment of principal due on any Payment Date (other than the Stated Maturity Date) shall be paid from amounts on deposit in the Collection Account to the applicable Holders in reduction of principal until the Outstanding Note Balance of each Class has been reduced to zero, in each case in accordance with the priorities set forth in the Indenture for such Payment Date.  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable under the Indenture or in respect of the Notes) shall be due and payable in full on its Stated Maturity Date.  All reductions in the principal amount of this Note effected by payments of principal shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal payable on the Class A Notes shall be payable in accordance with the Indenture; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

The principal and interest payable on this Note are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Registered Holder of this Note, at the address of the Registered Holder as it appears in the Note Register or, at the option of the Noteholder by wire transfer in accordance with the terms of the Indenture.  The Record Date for any Payment Date shall be the close of business on the last Business Day of the month prior to such Payment Date.

This Class A Note does not purport to summarize the Indenture completely, and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and immunities of the Issuer.  Copies of the Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107.

This Class A Note represents asset-backed debt secured solely by assets of the Issuer, and is not an interest in, or obligation of, any other Person.  Neither the Class A Notes nor the Contract Assets are insured by any Person or any governmental agency.

The Notes are secured by certain Contract Assets, and the other assets comprising the Collateral, all as described in the Indenture.  The Collateral secures the Class A Notes issued

Exhibit A-2-4

under the Indenture equally and ratably without prejudice, priority, or distinction between any Class A Note and any other Class A Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture, and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part on any Payment Date on which the Aggregate Outstanding Note Balance (after taking into account payments made on such Payment Date) is less than 10% of the Aggregate Initial Note Balance at the applicable Redemption Price plus any fees due under the Indenture. If an Event of Default shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The final payment on any Definitive Note shall be made only upon presentation and surrender of the Note at the Corporate Trust Office of the Trustee.

The Class A Notes may be exchanged, and their transfer may be registered, by the Class A Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Trustee only in the manner and subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class A Notes.  Upon exchange or registration of such transfer, a new registered Class A Note or Notes evidencing the same Outstanding Note Balance will be executed in exchange therefor.

Each Person who has or who acquires any Ownership Interest in a Class A Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.06 and 2.07 of the Indenture, and shall be deemed to make any and all representations and warranties contained in Article II of the Indenture.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent, and any agent of the Issuer, the Trustee, the Note Registrar, or the Paying Agent shall treat the Person in whose name this Note is registered in the Note Register as the owner hereof for the purpose of receiving payment as provided in the Indenture and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Note Registrar, the Paying Agent, nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office of the Note Registrar in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar and duly executed by the holder hereof or his attorney duly authorized in writing and complying with all transfer requirements contained in the Indenture.  Thereupon, one or more new Notes of the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

Exhibit A-2-5

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time, with the prior written consent of the Majority Holders and the Servicer, by the Issuer, the Custodian, and the Trustee.  The Indenture also contains provisions permitting the Control Party and the Noteholders to agree to certain modifications or actions and to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Control Party shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons, in such authorized denominations as provided in the Indenture, and subject to certain limitations therein set forth.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, and each Noteholder, by acceptance of its Note, agree to treat the Notes as indebtedness of the Issuer for all tax purposes.

During the term of the Indenture and for one year and one day after payment in full of all of the obligations of the Issuer under the Transaction Documents, none of the parties to the Indenture or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding in accordance with the Indenture.

This Note and the Indenture shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted thereunder are governed by the laws of a jurisdiction other than the State of New York, and without regard to principles of conflict of laws of the State of New York that would permit or require the application of the law of any other jurisdiction.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Exhibit A-2-6

The Issuer hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever.  The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

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Exhibit A-2-7

IN WITNESS WHEREOF, LEAF Receivables Funding 2, LLC, has caused this instrument to be signed, manually, by its authorized officer, as of the date set forth below.

LEAF RECEIVABLES FUNDING 2, LLC

By:

Name:

Title:

This is one of the Class A Notes described in the within-mentioned Indenture.

Dated: ____________ ___, 2010

U.S. Bank National Association, as Trustee

By:	______________________________

Authorized Signatory

Exhibit A-2-8

[Form of Assignment]

For Value Received, the undersigned hereby sells, assigns, and transfers unto

(Please insert Social Security or Taxpayer Identification number of Assignee)

_______________________________
_______________________________

______________________________________________________________________________

(Please Print or Typewrite Name and Address of Assignee)

______________________________________________________________________________

the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint

_____________________________________________________________________________, as attorney, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:___________________

____________________________________
Notice:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

Exhibit A-2-9

Exhibit B-1
to Indenture

FORM OF LEAF RECEIVABLES FUNDING 2, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-1
GLOBAL CLASS B NOTE

[For Rule 144A Book-Entry Notes]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN

Exhibit B-1-1

WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN"AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION") (EACH A "BENEFIT PLAN INVESTOR"), (B) (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE, AND (III) IT BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES, OR (C) IT HAS PROVIDED THE TRUSTEE WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER WHICH OPINES THAT THE PURCHASE, HOLDING, AND TRANSFERRING OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

[The remaining pages for Class B Notes follow starting on the next page.

The remainder of this page is intentionally left blank.]

Exhibit B-1-2

LEAF RECEIVABLES FUNDING 2, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-1
CLASS B NOTE

No. ______                                                                                                                Up to $15,661,000

Stated Maturity Date: _______ __, 20__

Dated: ________ __, 20__

REGISTERED OWNER:  ____________________________

LEAF Receivables Funding 2, LLC, a Delaware limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Issuer,” which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner on or before the Stated Maturity Date the principal sum in an amount not to exceed FIFTEEN MILLION SIX HUNDRED SIXTY-ONE THOUSAND DOLLARS ($15,661,000) less all principal paid with respect thereto, and to pay monthly in arrears all accrued interest and other amounts due with respect to this Note, as further provided in the Indenture.  Accrued interest, principal, and other amounts due with respect to this Note shall be paid on each Payment Date.

This Note is duly authorized by the Issuer pursuant to the Indenture, and is designated as its Equipment Contract Backed Notes, Series 2010-1 (herein called the “Notes”) issued and to be issued under the Indenture, dated as of May 1, 2010 (as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Reference is made to the Indenture for a statement of the respective rights thereunder of the Issuer, the Trustee, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

Each Class B Note shall represent such of the Outstanding Class B Notes as are specified herein, and represents the aggregate amount of Outstanding Class B Notes from time to time endorsed hereon by the Trustee, or by the Note Registrar at the direction of the Trustee, and the aggregate amount of Outstanding Class B Notes represented hereby may, from time to time, be reduced or increased to represent exchanges and redemptions.

Interest shall accrue on the Outstanding Note Balance of the Class B Notes as of the first day of the applicable Interest Accrual Period and (to the greatest extent legally enforceable) on any overdue payment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided in the Indenture) until fully paid, at the Note Rate for the Class B Notes specified in the Indenture (calculated in accordance with the Indenture).

Exhibit B-1-3

The Interest Accrual Period for each Payment Date is the period commencing on and including the immediately preceding Payment Date and ending on and including the day immediately preceding such Payment Date; provided that, in the case of the first Interest Accrual Period, such Interest Accrual Period shall commence on the Closing Date, and shall end on the day immediately preceding the Initial Payment Date.  All accrued interest shall be due and payable in arrears on each Payment Date.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

Installments of principal shall be paid on this Note beginning on the Initial Payment Date and ending no later than the Stated Maturity Date specified above unless the Notes become due and payable at an earlier date by declaration of acceleration in accordance with Article VI of the Indenture or call for redemption in accordance with Article XI of the Indenture.  Each installment of principal due on any Payment Date (other than the Stated Maturity Date) shall be paid from amounts on deposit in the Collection Account to the applicable Holders in reduction of principal until the Outstanding Note Balance of each Class has been reduced to zero, in each case in accordance with the priorities set forth in the Indenture for such Payment Date.  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable under the Indenture or in respect of the Notes) shall be due and payable in full on its Stated Maturity Date.  All reductions in the principal amount of this Note effected by payments of principal shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal payable on the Class B Notes shall be payable in accordance with the Indenture; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

The principal and interest payable on this Note are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Registered Holder of this Note, at the address of the Registered Holder as it appears in the Note Register or, at the option of the Noteholder by wire transfer in accordance with the terms of the Indenture.  The Record Date for any Payment Date shall be the last Business Day preceding such Payment Date.

THIS CLASS B NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A NOTES TO THE EXTENT AND AS MORE FULLY DESCRIBED IN THE INDENTURE.

This Class B Note does not purport to summarize the Indenture completely, and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and immunities of the Issuer.  Copies of the Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107.

Exhibit B-1-4

This Class B Note represents asset-backed debt secured solely by assets of the Issuer, and is not an interest in, or obligation of, any other Person.  Neither the Class B Notes nor the Contract Assets are insured by any Person or any governmental agency.

The Notes are secured by certain Contract Assets, and the other assets comprising the Collateral, all as described in the Indenture.  The Collateral secures the Class B Notes issued under the Indenture equally and ratably without prejudice, priority, or distinction between any Class B Note and any other Class B Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture, and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part on any Payment Date on which the Aggregate Outstanding Note Balance (after taking into account payments made on such Payment Date) is less than 10% of the Aggregate Initial Note Balance at the applicable Redemption Price plus any fees due under the Indenture.  If an Event of Default shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The Class B Notes may be exchanged, and their transfer may be registered, by the Class B Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Trustee only in the manner and subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class B Notes.  Upon exchange or registration of such transfer, a new registered Class B Note or Notes evidencing the same Outstanding Note Balance will be executed in exchange therefor.

Each Person who has or who acquires any Ownership Interest in a Class B Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.06 and 2.07 of the Indenture, and shall be deemed to make any and all representations and warranties contained in Article II of the Indenture.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent, and any agent of the Issuer, the Trustee, the Note Registrar, or the Paying Agent shall treat the Person in whose name this Note is registered in the Note Register as the owner hereof for the purpose of receiving payment as provided in the Indenture and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Note Registrar, the Paying Agent, nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office of the Note Registrar in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument

Exhibit B-1-5

of transfer in form satisfactory to the Issuer and the Note Registrar and duly executed by the holder hereof or his attorney duly authorized in writing and complying with all transfer requirements contained in the Indenture.  Thereupon, one or more new Notes of the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time, with the prior written consent of the Majority Holders and the Servicer, by the Issuer, the Custodian, and the Trustee.  The Indenture also contains provisions permitting the Control Party and the Noteholders to agree to certain modifications or actions and to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Control Party shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons, in such authorized denominations as provided in the Indenture, and subject to certain limitations therein set forth.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, and each Noteholder, by acceptance of its Note, agree to treat the Notes as indebtedness of the Issuer for all tax purposes.

During the term of the Indenture and for one year and one day after payment in full of all of the obligations of the Issuer under the Transaction Documents, none of the parties to the Indenture or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding in accordance with the Indenture.

This Note and the Indenture shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted thereunder are governed by the laws of a jurisdiction other than the State of New York, and without regard to principles of conflict of laws of the State of New York that would permit or require the application of the law of any other jurisdiction.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the

Exhibit B-1-6

principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

The Issuer hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever.  The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

[The remainder of page is intentionally left blank.]

Exhibit B-1-7

IN WITNESS WHEREOF, LEAF Receivables Funding 2, LLC, has caused this instrument to be signed, manually, by its authorized officer, as of the date set forth below.

LEAF RECEIVABLES FUNDING 2 LLC

By:	_________________________

Name:

Title:

This is one of the Class B Notes described in the within-mentioned Indenture.

Dated:  ____________ ___, 2010

U.S. Bank National Association, as Trustee

By: ______________________________

Authorized Signatory

Exhibit B-1-8

Exhibit B-2
to Indenture

FORM OF LEAF RECEIVABLES FUNDING 2, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-1
DEFINITIVE CLASS B NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING AN OWNERSHIP INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN"AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION") (EACH A "BENEFIT PLAN INVESTOR"), (B) (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE, AND (III) IT BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY

Exhibit B-2-1

FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES, OR (C) IT HAS PROVIDED THE TRUSTEE WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER WHICH OPINES THAT THE PURCHASE, HOLDING, AND TRANSFERRING OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

OWING TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING NOTE BALANCE OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANYONE PURCHASING THIS NOTE SHOULD CONFIRM THE OUTSTANDING NOTE BALANCE HEREOF BY INQUIRY OF THE TRUSTEE.

[The remaining pages for Class B Notes follow starting on the next page.
The remainder of this page is intentionally left blank.]

Exhibit B-2-2

LEAF RECEIVABLES FUNDING 2, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-1
CLASS B NOTE

No. ______                                                                                                                Up to $15,661,000

Stated Maturity Date: _______ __, 20__

Dated: ________ __, 20__

REGISTERED OWNER:  ____________________________

LEAF Receivables Funding 2, LLC, a Delaware limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Issuer,” which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner on or before the Stated Maturity Date the principal sum in an amount not to exceed FIFTEEN MILLION SIX HUNDRED SIXTY-ONE THOUSAND DOLLARS ($15,661,000) less all principal paid with respect thereto, and to pay monthly in arrears all accrued interest and other amounts due with respect to this Note, as further provided in the Indenture.  Accrued interest, principal, and other amounts due with respect to this Note shall be paid on each Payment Date.

This Note is duly authorized by the Issuer pursuant to the Indenture, and is designated as its Equipment Contract Backed Notes, Series 2010-1 (herein called the “Notes”) issued and to be issued under the Indenture, dated as of May 1, 2010(as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Reference is made to the Indenture for a statement of the respective rights thereunder of the Issuer, the Trustee, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

Each Class B Note shall represent such of the Outstanding Class B Notes as are specified herein, and represents the aggregate amount of Outstanding Class B Notes from time to time endorsed hereon by the Trustee, or by the Note Registrar at the direction of the Trustee, and the aggregate amount of Outstanding Class B Notes represented hereby may, from time to time, be reduced or increased to represent exchanges and redemptions.

Interest shall accrue on the Outstanding Note Balance of the Class B Notes as of the first day of the applicable Interest Accrual Period and (to the greatest extent legally enforceable) on any overdue payment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided in the Indenture) until fully paid, at the Note Rate for the Class B Notes specified in the Indenture (calculated in accordance with the Indenture).  The Interest Accrual Period for each Payment Date is the period commencing on and including

Exhibit B-2-3

the immediately preceding Payment Date and ending on and including the day immediately preceding such Payment Date; provided that, in the case of the first Interest Accrual Period, such Interest Accrual Period shall commence on the Closing Date, and shall end on the day immediately preceding the Initial Payment Date.  All accrued interest shall be due and payable in arrears on each Payment Date.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

Installments of principal shall be paid on this Note beginning on the Initial Payment Date and ending no later than the Stated Maturity Date specified above unless the Notes become due and payable at an earlier date by declaration of acceleration in accordance with Article VI of the Indenture or call for redemption in accordance with Article XI of the Indenture.  Each installment of principal due on any Payment Date (other than the Stated Maturity Date) shall be paid from amounts on deposit in the Collection Account to the applicable Holders in reduction of principal until the Outstanding Note Balance of each Class has been reduced to zero, in each case in accordance with the priorities set forth in the Indenture for such Payment Date.  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable under the Indenture or in respect of the Notes) shall be due and payable in full on its Stated Maturity Date.  All reductions in the principal amount of this Note effected by payments of principal shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal payable on the Class B Notes shall be payable in accordance with the Indenture; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

The principal and interest payable on this Note are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Registered Holder of this Note, at the address of the Registered Holder as it appears in the Note Register or, at the option of the Noteholder by wire transfer in accordance with the terms of the Indenture.  The Record Date for any Payment Date shall be the close of business on the last Business Day of the month prior to such Payment Date.

THIS CLASS B NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A NOTES TO THE EXTENT AND AS MORE FULLY DESCRIBED IN THE INDENTURE.

This Class B Note does not purport to summarize the Indenture completely, and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and immunities of the Issuer.  Copies of the Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107.

Exhibit B-2-4

This Class B Note represents asset-backed debt secured solely by assets of the Issuer, and is not an interest in, or obligation of, any other Person.  Neither the Class B Notes nor the Contract Assets are insured by any Person or any governmental agency.

The Notes are secured by certain Contract Assets, and the other assets comprising the Collateral, all as described in the Indenture.  The Collateral secures the Class B Notes issued under the Indenture equally and ratably without prejudice, priority, or distinction between any Class B Note and any other Class B Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture, and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part on any Payment Date on which the Aggregate Outstanding Note Balance (after taking into account payments made on such Payment Date) is less than 10% of the Aggregate Initial Note Balance at the applicable Redemption Price plus any fees due under the Indenture. If an Event of Default shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The final payment on any Definitive Note shall be made only upon presentation and surrender of the Note at the Corporate Trust Office of the Trustee.

The Class B Notes may be exchanged, and their transfer may be registered, by the Class B Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Trustee only in the manner and subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class B Notes.  Upon exchange or registration of such transfer, a new registered Class B Note or Notes evidencing the same Outstanding Note Balance will be executed in exchange therefor.

Each Person who has or who acquires any Ownership Interest in a Class B Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.06 and 2.07 of the Indenture, and shall be deemed to make any and all representations and warranties contained in Article II of the Indenture.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent, and any agent of the Issuer, the Trustee, the Note Registrar, or the Paying Agent shall treat the Person in whose name this Note is registered in the Note Register as the owner hereof for the purpose of receiving payment as provided in the Indenture and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Note Registrar, the Paying Agent, nor any such agent shall be affected by notice to the contrary.

Exhibit B-2-5

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office of the Note Registrar in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar and duly executed by the holder hereof or his attorney duly authorized in writing and complying with all transfer requirements contained in the Indenture.  Thereupon, one or more new Notes of the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time, with the prior written consent of the Majority Holders and the Servicer, by the Issuer, the Custodian, and the Trustee.  The Indenture also contains provisions permitting the Control Party and the Noteholders to agree to certain modifications or actions and to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Control Party shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons, in such authorized denominations as provided in the Indenture, and subject to certain limitations therein set forth.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, and each Noteholder, by acceptance of its Note, agree to treat the Notes as indebtedness of the Issuer for all tax purposes.

During the term of the Indenture and for one year and one day after payment in full of all of the obligations of the Issuer under the Transaction Documents, none of the parties to the Indenture or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding in accordance with the Indenture.

This Note and the Indenture shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted thereunder are governed by the laws of a jurisdiction other than the State of New York, and without regard to principles of conflict of laws of the State of New York that would permit or require the application of the law of any other jurisdiction.

Exhibit B-2-6

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

The Issuer hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever.  The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

[The remainder of page is intentionally left blank.]

Exhibit B-2-7

IN WITNESS WHEREOF, LEAF Receivables Funding 2, LLC, has caused this instrument to be signed, manually, by its authorized officer, as of the date set forth below.

LEAF RECEIVABLES FUNDING 2, LLC

By:

Name:

Title:

This is one of the Class B Notes described in the within-mentioned Indenture.

Dated: ____________ ___, 2010

U.S. Bank National Association, as Trustee

By:	______________________________

Authorized Signatory

Exhibit B-2-8

[Form of Assignment]

For Value Received, the undersigned hereby sells, assigns, and transfers unto

(Please insert Social Security or Taxpayer Identification number of Assignee)

_______________________________
_______________________________

______________________________________________________________________________

(Please Print or Typewrite Name and Address of Assignee)

______________________________________________________________________________

the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint

_____________________________________________________________________________, as attorney, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:___________________

____________________________________
Notice:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

Exhibit B-2-9

Exhibit C-1
to Indenture

FORM OF LEAF RECEIVABLES FUNDING 2, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-1
GLOBAL CLASS C NOTE

[For Rule 144A Book-Entry Notes]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IS A U.S. PERSON (“U.S. PERSON”) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB AND IS A U.S. PERSON.  EACH HOLDER HEREOF IS DEEMED TO

Exhibit C-1-1

REPRESENT AND WARRANT THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN"AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION").  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

[The remaining pages for Class C Notes follow starting on the next page.

The remainder of this page is intentionally left blank.]

Exhibit C-1-2

LEAF RECEIVABLES FUNDING 2, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-1
CLASS C NOTE

No. ______                                                                                                                Up to $2,838,000

Stated Maturity Date: _______ __, 20__

Dated: ________ __, 20__

REGISTERED OWNER:  ____________________________

LEAF Receivables Funding 2, LLC, a Delaware limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Issuer,” which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner on or before the Stated Maturity Date the principal sum in an amount not to exceed TWO MILLION EIGHT HUNDRED THIRTY-EIGHT THOUSAND DOLLARS ($2,838,000) less all principal paid with respect thereto, and to pay monthly in arrears all accrued interest and other amounts due with respect to this Note, as further provided in the Indenture.  Accrued interest, principal, and other amounts due with respect to this Note shall be paid on each Payment Date.

This Note is duly authorized by the Issuer pursuant to the Indenture, and is designated as its Equipment Contract Backed Notes, Series 2010-1 (herein called the “Notes”) issued and to be issued under the Indenture, dated as of May 1, 2010 (as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Reference is made to the Indenture for a statement of the respective rights thereunder of the Issuer, the Trustee, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

Each Class C Note shall represent such of the Outstanding Class C Notes as are specified herein, and represents the aggregate amount of Outstanding Class C Notes from time to time endorsed hereon by the Trustee, or by the Note Registrar at the direction of the Trustee, and the aggregate amount of Outstanding Class C Notes represented hereby may, from time to time, be reduced or increased to represent exchanges and redemptions.

Interest shall accrue on the Outstanding Note Balance of the Class C Notes as of the first day of the applicable Interest Accrual Period and (to the greatest extent legally enforceable) on any overdue payment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided in the Indenture) until fully paid, at the Note Rate for the Class C Notes specified in the Indenture (calculated in accordance with the Indenture).

Exhibit C-1-3

The Interest Accrual Period for each Payment Date is the period commencing on and including the immediately preceding Payment Date and ending on and including the day immediately preceding such Payment Date; provided that, in the case of the first Interest Accrual Period, such Interest Accrual Period shall commence on the Closing Date, and shall end on the day immediately preceding the Initial Payment Date.  All accrued interest shall be due and payable in arrears on each Payment Date.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

Installments of principal shall be paid on this Note beginning on the Initial Payment Date and ending no later than the Stated Maturity Date specified above unless the Notes become due and payable at an earlier date by declaration of acceleration in accordance with Article VI of the Indenture or call for redemption in accordance with Article XI of the Indenture.  Each installment of principal due on any Payment Date (other than the Stated Maturity Date) shall be paid from amounts on deposit in the Collection Account to the applicable Holders in reduction of principal until the Outstanding Note Balance of each Class has been reduced to zero, in each case in accordance with the priorities set forth in the Indenture for such Payment Date.  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable under the Indenture or in respect of the Notes) shall be due and payable in full on its Stated Maturity Date.  All reductions in the principal amount of this Note effected by payments of principal shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal payable on the Class C Notes shall be payable in accordance with the Indenture; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

The principal and interest payable on this Note are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Registered Holder of this Note, at the address of the Registered Holder as it appears in the Note Register or, at the option of the Noteholder by wire transfer in accordance with the terms of the Indenture.  The Record Date for any Payment Date shall be the last Business Day preceding such Payment Date.

THIS CLASS C NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A NOTES AND THE CLASS B NOTES TO THE EXTENT AND AS MORE FULLY DESCRIBED IN THE INDENTURE.

This Class C Note does not purport to summarize the Indenture completely, and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and immunities of the Issuer.  Copies of the Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107.

Exhibit C-1-4

This Class C Note represents asset-backed debt secured solely by assets of the Issuer, and is not an interest in, or obligation of, any other Person.  Neither the Class C Notes nor the Contract Assets are insured by any Person or any governmental agency.

The Notes are secured by certain Contract Assets, and the other assets comprising the Collateral, all as described in the Indenture.  The Collateral secures the Class C Notes issued under the Indenture equally and ratably without prejudice, priority, or distinction between any Class C Note and any other Class C Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture, and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part on any Payment Date on which the Aggregate Outstanding Note Balance (after taking into account payments made on such Payment Date) is less than 10% of the Aggregate Initial Note Balance at the applicable Redemption Price plus any fees due under the Indenture.  If an Event of Default shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The Class C Notes may be exchanged, and their transfer may be registered, by the Class C Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Trustee only in the manner and subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class C Notes.  Upon exchange or registration of such transfer, a new registered Class C Note or Notes evidencing the same Outstanding Note Balance will be executed in exchange therefor.

Each Person who has or who acquires any Ownership Interest in a Class C Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.06 and 2.07 of the Indenture, and shall be deemed to make any and all representations and warranties contained in Article II of the Indenture.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent, and any agent of the Issuer, the Trustee, the Note Registrar, or the Paying Agent shall treat the Person in whose name this Note is registered in the Note Register as the owner hereof for the purpose of receiving payment as provided in the Indenture and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Note Registrar, the Paying Agent, nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office of the Note Registrar in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument

Exhibit C-1-5

of transfer in form satisfactory to the Issuer and the Note Registrar and duly executed by the holder hereof or his attorney duly authorized in writing and complying with all transfer requirements contained in the Indenture.  Thereupon, one or more new Notes of the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time, with the prior written consent of the Majority Holders and the Servicer, by the Issuer, the Custodian, and the Trustee.  The Indenture also contains provisions permitting the Control Party and the Noteholders to agree to certain modifications or actions and to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Control Party shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons, in such authorized denominations as provided in the Indenture, and subject to certain limitations therein set forth.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, and each Noteholder, by acceptance of its Note, agree to treat the Notes as indebtedness of the Issuer for all tax purposes.

During the term of the Indenture and for one year and one day after payment in full of all of the obligations of the Issuer under the Transaction Documents, none of the parties to the Indenture or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding in accordance with the Indenture.

This Note and the Indenture shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted thereunder are governed by the laws of a jurisdiction other than the State of New York, and without regard to principles of conflict of laws of the State of New York that would permit or require the application of the law of any other jurisdiction.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the rincipal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Exhibit C-1-6

The Issuer hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever.  The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

[The remainder of page is intentionally left blank.]

Exhibit C-1-7

IN WITNESS WHEREOF, LEAF Receivables Funding 2, LLC, has caused this instrument to be signed, manually, by its authorized officer, as of the date set forth below.

LEAF RECEIVABLES FUNDING 2 LLC

By:	_________________________

Name:

Title:

This is one of the Class C Notes described in the within-mentioned Indenture.

Dated:  ____________ ___, 2010

U.S. Bank National Association, as Trustee

By: ______________________________

Authorized Signatory

Exhibit C-1-8

Exhibit C-2
to Indenture

FORM OF LEAF RECEIVABLES FUNDING 2, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-1
DEFINITIVE CLASS C NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IS A U.S. PERSON (“U.S. PERSON”) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING AN OWNERSHIP INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB AND IS A U.S. PERSON.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN"AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION").  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR

Exhibit C-2-1

THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

OWING TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING NOTE BALANCE OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANYONE PURCHASING THIS NOTE SHOULD CONFIRM THE OUTSTANDING NOTE BALANCE HEREOF BY INQUIRY OF THE TRUSTEE.

[The remaining pages for Class C Notes follow starting on the next page.
The remainder of this page is intentionally left blank.]

Exhibit C-2-2

LEAF RECEIVABLES FUNDING 2, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-1
CLASS C NOTE

No. ______                                                                                                                Up to $2,838,000

Stated Maturity Date: _______ __, 20__

Dated: ________ __, 20__

REGISTERED OWNER:  ____________________________

LEAF Receivables Funding 2, LLC, a Delaware limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Issuer,” which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner on or before the Stated Maturity Date the principal sum in an amount not to exceed TWO MILLION EIGHT HUNDRED THIRTY-EIGHT THOUSAND DOLLARS ($2,838,000) less all principal paid with respect thereto, and to pay monthly in arrears all accrued interest and other amounts due with respect to this Note, as further provided in the Indenture.  Accrued interest, principal, and other amounts due with respect to this Note shall be paid on each Payment Date.

This Note is duly authorized by the Issuer pursuant to the Indenture, and is designated as its Equipment Contract Backed Notes, Series 2010-1 (herein called the “Notes”) issued and to be issued under the Indenture, dated as of May 1, 2010(as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Reference is made to the Indenture for a statement of the respective rights thereunder of the Issuer, the Trustee, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

Each Class C Note shall represent such of the Outstanding Class C Notes as are specified herein, and represents the aggregate amount of Outstanding Class C Notes from time to time endorsed hereon by the Trustee, or by the Note Registrar at the direction of the Trustee, and the aggregate amount of Outstanding Class C Notes represented hereby may, from time to time, be reduced or increased to represent exchanges and redemptions.

Interest shall accrue on the Outstanding Note Balance of the Class C Notes as of the first day of the applicable Interest Accrual Period and (to the greatest extent legally enforceable) on any overdue payment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided in the Indenture) until fully paid, at the Note Rate for the Class C Notes specified in the Indenture (calculated in accordance with the Indenture).  The Interest Accrual Period for each Payment Date is the period commencing on and including

Exhibit C-2-3

the immediately preceding Payment Date and ending on and including the day immediately preceding such Payment Date; provided that, in the case of the first Interest Accrual Period, such Interest Accrual Period shall commence on the Closing Date, and shall end on the day immediately preceding the Initial Payment Date.  All accrued interest shall be due and payable in arrears on each Payment Date.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

Installments of principal shall be paid on this Note beginning on the Initial Payment Date and ending no later than the Stated Maturity Date specified above unless the Notes become due and payable at an earlier date by declaration of acceleration in accordance with Article VI of the Indenture or call for redemption in accordance with Article XI of the Indenture.  Each installment of principal due on any Payment Date (other than the Stated Maturity Date) shall be paid from amounts on deposit in the Collection Account to the applicable Holders in reduction of principal until the Outstanding Note Balance of each Class has been reduced to zero, in each case in accordance with the priorities set forth in the Indenture for such Payment Date.  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable under the Indenture or in respect of the Notes) shall be due and payable in full on its Stated Maturity Date.  All reductions in the principal amount of this Note effected by payments of principal shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal payable on the Class C Notes shall be payable in accordance with the Indenture; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

The principal and interest payable on this Note are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Registered Holder of this Note, at the address of the Registered Holder as it appears in the Note Register or, at the option of the Noteholder by wire transfer in accordance with the terms of the Indenture.  The Record Date for any Payment Date shall be the close of business on the last Business Day of the month prior to such Payment Date.

THIS CLASS C NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A NOTES AND THE CLASS B NOTES TO THE EXTENT AND AS MORE FULLY DESCRIBED IN THE INDENTURE.

This Class C Note does not purport to summarize the Indenture completely, and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and immunities of the Issuer.  Copies of the Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107.

Exhibit C-2-4

This Class C Note represents asset-backed debt secured solely by assets of the Issuer, and is not an interest in, or obligation of, any other Person.  Neither the Class C Notes nor the Contract Assets are insured by any Person or any governmental agency.

The Notes are secured by certain Contract Assets, and the other assets comprising the Collateral, all as described in the Indenture.  The Collateral secures the Class C Notes issued under the Indenture equally and ratably without prejudice, priority, or distinction between any Class C Note and any other Class C Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture, and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part on any Payment Date on which the Aggregate Outstanding Note Balance (after taking into account payments made on such Payment Date) is less than 10% of the Aggregate Initial Note Balance at the applicable Redemption Price plus any fees due under the Indenture. If an Event of Default shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The final payment on any Definitive Note shall be made only upon presentation and surrender of the Note at the Corporate Trust Office of the Trustee.

The Class C Notes may be exchanged, and their transfer may be registered, by the Class C Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Trustee only in the manner and subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class C Notes.  Upon exchange or registration of such transfer, a new registered Class C Note or Notes evidencing the same Outstanding Note Balance will be executed in exchange therefor.

Each Person who has or who acquires any Ownership Interest in a Class C Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.06 and 2.07 of the Indenture, and shall be deemed to make any and all representations and warranties contained in Article II of the Indenture.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent, and any agent of the Issuer, the Trustee, the Note Registrar, or the Paying Agent shall treat the Person in whose name this Note is registered in the Note Register as the owner hereof for the purpose of receiving payment as provided in the Indenture and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Note Registrar, the Paying Agent, nor any such agent shall be affected by notice to the contrary.

Exhibit C-2-5

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office of the Note Registrar in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar and duly executed by the holder hereof or his attorney duly authorized in writing and complying with all transfer requirements contained in the Indenture.  Thereupon, one or more new Notes of the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time, with the prior written consent of the Majority Holders and the Servicer, by the Issuer, the Custodian, and the Trustee.  The Indenture also contains provisions permitting the Control Party and the Noteholders to agree to certain modifications or actions and to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Control Party shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons, in such authorized denominations as provided in the Indenture, and subject to certain limitations therein set forth.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, and each Noteholder, by acceptance of its Note, agree to treat the Notes as indebtedness of the Issuer for all tax purposes.

During the term of the Indenture and for one year and one day after payment in full of all of the obligations of the Issuer under the Transaction Documents, none of the parties to the Indenture or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding in accordance with the Indenture.

This Note and the Indenture shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted thereunder are governed by the laws of a jurisdiction other than the State of New York, and without regard to principles of conflict of laws of the State of New York that would permit or require the application of the law of any other jurisdiction.

Exhibit C-2-6

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

The Issuer hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever.  The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

[The remainder of page is intentionally left blank.]

Exhibit C-2-7

IN WITNESS WHEREOF, LEAF Receivables Funding 2, LLC, has caused this instrument to be signed, manually, by its authorized officer, as of the date set forth below.

LEAF RECEIVABLES FUNDING 2, LLC

By:

Name:

Title:

This is one of the Class C Notes described in the within-mentioned Indenture.

Dated: ____________ ___, 2010

U.S. Bank National Association, as Trustee

By:	______________________________

Authorized Signatory

Exhibit C-2-8

[Form of Assignment]

For Value Received, the undersigned hereby sells, assigns, and transfers unto

(Please insert Social Security or Taxpayer Identification number of Assignee)

_______________________________
_______________________________

______________________________________________________________________________

(Please Print or Typewrite Name and Address of Assignee)

______________________________________________________________________________

the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint

_____________________________________________________________________________, as attorney, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:___________________

____________________________________
Notice:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

Exhibit C-2-9

Exhibit D-1
to Indenture
FORM OF
REQUEST FOR RELEASE

U.S. Bank National Association, as Trustee
60 Livingston Avenue, EP-MN-WS3D
St. Paul, Minnesota 55107
Telecopier No.: 651-495-8090
Attention:  LEAF Receivables Funding 2, LLC, Equipment Contract Backed Notes, Series 2010-1

U.S. Bank National Association (“U.S. Bank”), as Custodian
1133 Rankin Street, EP-MN-TMZD
St. Paul, Minnesota 55116
Telecopier No.: 651-695-6102
Attention:  LEAF Receivables Funding 2, LLC, Equipment Contract Backed Notes, Series 2010-1

Re:
Indenture, dated as of May 1, 2010 (the “Indenture”), between LEAF Receivables Funding 2, LLC (the “Issuer”), and U.S. Bank National Association, as trustee (the “Trustee”) and as custodian (the “Custodian”)

In connection with the administration of the Contracts held by U.S. Bank National Association as the Custodian for the Trustee, we request the release of the Contract described in Schedule I, for the reason indicated.  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Indenture.

Reason for Requesting Documents (check one)

___	1.	Contract has become a Defaulted Contract

___	2.	Contract has become a Delinquent Contract

___	3.
A Warranty Event has occurred with respect to such Contract (either Servicer, on behalf of the Partnership, purchase is required under Section 3.09 of the Servicing Agreement or Transferor purchase is required under Section 6.1 of the Purchase and Contribution Agreement)

___	4.	Such Contract is an Early Termination Contract

___	5.	Collection of Insurance Proceeds that have been deposited into the Collection Account

___	6.	Temporary Release to Servicer in accordance with Section 4.07(c) of the Indenture countersigned by the Servicer with the consent of the Control Party attached hereto

If Item 1, 2, 3, 4. or 5 above is checked, the Issuer requests the release of the Lien of the Trustee on such Contract and related Contract Assets and the release of the related Contract

Exhibit D-1-1

Files.  If Item 6 has been checked, the Issuer and the Servicer (i) request the temporary release of the Contract Files related to such Contract to the Servicer for servicing purposes only, and acknowledge that the Servicer will hold such temporarily released contracts as bailee of the Custodian, and (ii) acknowledge that the Custodian’s release of the Contract and any related documentation does not, for any purpose whatsoever, release or discharge the lien on such Contract.

If Item 3 or 5 above is checked, and the Contract Repurchase Price is being delivered together with this Request for Release: (A) the Issuer certifies that (i) attached hereto as Schedule I is a list identifying the Contract and the related Contract Assets to be released; (ii) after giving effect to such release, no Default, Event of Default, or Event of Servicing Termination exists or will exist; and (iii) all other conditions precedent set forth in the Transaction Documents relating to such release have been satisfied; and (B) the Partnership certifies that (i) $_________ has been deposited into the Collection Account with respect thereto, and such amount constitutes the Contract Repurchase Price relating to such Contract and the related Contract Assets, and (ii) after giving effect to such release, no Default, Event of Default or Event, of Servicing Termination exists or will exist.

If Item 1, 2, or 4 above is checked, and a Substitute Contract and the related Contract Assets are being delivered together with this Request for Release: (A) the Issuer certifies that (i) attached hereto as Schedule I is a list identifying the Contract and the related Contract Assets to be released; (ii) attached hereto as Schedule II is a list identifying the Substitute Contract and the related Contract Assets that have been delivered to the Custodian in connection herewith and which are hereby substituted for the Contract and the related Contract Assets on Schedule I in accordance with the Transaction Documents; (iii) after giving effect to such release, no Default, Event of Default, or Event of Servicing Termination exists or will exist, (iv) all other conditions precedent set forth in the Transaction Documents relating to such release have been satisfied; and (v) all Contract Files related to the Substitute Contract has been delivered to the Custodian; and (B) the Partnership certifies that after giving effect to such release, no Default, Event of Default, or Event of Servicing Termination exists or will exist.

If Item 1, 2, or 4 above is checked, the Issuer and the Partnership each hereby certify that the aggregate Discounted Contract Balances of Defaulted Contracts, Delinquent Contracts, and Early Termination Contracts that have been replaced with a Substitute Contract on a cumulative basis from the Closing Date, including after giving effect to the Contract released hereby, does not exceed 8.00% of the Initial Discounted Pool Balance.

If Item 1, 2, 3, 4, or 5 above is checked, and if all or part of the Contract File was previously released to the Servicer pursuant to Item 6, please release to the Issuer the Servicer’s previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Contract.

If Item 6 above is checked, the Servicer hereby acknowledges that the Contract is the property of the Issuer and has been pledged to U.S. Bank National Association, as Trustee for the benefit of the Noteholders.  Attached to this Request for Release is the written consent of the

Exhibit D-1-2

Control Party to the temporary release, for servicing purposes, of the Contract and related Contract File, to the Servicer.  The Servicer agrees to return the Contract to the Custodian promptly upon the earlier of (x) the Control Party’s instruction to return a Contract to the Custodian and (y) the need therefor no longer existing; provided that if an Event of Default has occurred, the Servicer shall forthwith return to the Custodian each Contract temporarily delivered pursuant to Section 4.07 of the Indenture.

IN WITNESS WHEREOF, the Issuer, the Servicer, and the Partnership have caused this Request for Release to be duly executed by their respective duly authorized officers as of ______ __, 20__.

LEAF Receivables Funding 2, LLC, as Issuer

By:
Print Name:
Title:
Date:

LEAF Financial Corporation, as Servicer

By:
Print Name:
Title:
Date:

LEAF Equipment Finance Fund 4, L.P.

By:
Print Name:
Title:
Date:

Exhibit D-1-3

Schedule I
to Request for Release

Contract Assets to be released from Lien of Indenture

Exhibit D-1-4

Schedule II
to Request for Release

Substituted Contracts

Exhibit D-1-5

Exhibit D-2
to Indenture
FORM OF
RETURN OF DOCUMENTS TO CUSTODIAN

____________ __, 200_

U.S. Bank National Association (“U.S. Bank”)
1133 Rankin Street
St. Paul, Minnesota  55116
Attention:  LEAF Receivables Funding 2, LLC,
Equipment Contract Backed Notes, Series 2010-1

Re:
Indenture, dated as of May 1, 2010 (the “Indenture”), between LEAF Receivables Funding 2, LLC (the “Issuer”), and U.S. Bank National Association, as trustee (the “Trustee”) and as custodian (the “Custodian”)

Ladies and Gentlemen:

In accordance with Section 4.07(c) of the Indenture, enclosed please find the Contract Files for the Contract(s) described below:

Obligors Name, Address, and Zip Code:
LEAF Contract Number:

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.

LEAF FINANCIAL CORPORATION, as Servicer

By:
Name:
Title:
RECEIPT ACKNOWLEDGED:

U.S. BANK NATIONAL ASSOCIATION,
as Custodian

By:
Name:
Title:
Date:

Exhibit D-2-1

Exhibit E
to Indenture

FORM OF CUSTODIAN AND TRUSTEE CERTIFICATE
(pursuant to Section 4.03(b) of the Indenture)

LEAF Receivables Funding 2, LLC, as Issuer 2005 Market Street, 15th Floor Philadelphia, Pennsylvania 19103 Attention: Miles Herman
U.S. Bank National Association, as Trustee 60 Livingston Avenue, EP-MN-WS3D St. Paul, Minnesota 55107	U.S. Bank National Association, as Custodian 1133 Rankin Street, EP-MN-TMZD St. Paul, Minnesota 55116

Re:
Indenture, dated as of May 1, 2010 (the “Indenture”), between LEAF Receivables Funding 2, LLC (the “Issuer”), and U.S. Bank National Association, as trustee (the “Trustee”) and as custodian (the “Custodian”)

Ladies and Gentlemen:

1.           This Certificate is delivered pursuant to Section 4.03(b) of the Indenture.  Each capitalized term used and not otherwise defined herein has the meaning assigned thereto in the Indenture.

2.           The Custodian hereby certifies that:

(a)           it is holding each Contract listed on the Contract Schedule attached hereto as Schedule I (each a “Subject Contract” and, collectively, the “Subject Contracts”) and the related Contract Files as Custodian for the benefit of the Secured Parties;

(b)           except as otherwise noted, it has received and reviewed each item listed below for each Subject Contract:

(i)           copies of all UCC financing statements required to be filed to perfect the security interest in the related Equipment and the Related Security related thereto (except with respect to a Contract related to Equipment that had an original equipment cost at origination of less than (A) if such Contract is a secured loan or finance lease that provides for a $1 purchase option, $25,000, or (B) if such Contract provides for a “fair market value” purchase option, $50,000);

(ii)                the one and only executed original counterpart of such Contract in the Servicer’s possession, or a machine copy thereof certified by an officer of the Servicer that such copy is a true and complete copy thereof;

Exhibit E-1

(c)           based on its examination of the Contract Files, the following information with respect to each Subject Contract accurately reflects the information on the Contract Schedule attached hereto as Schedule I:

(i)           the LEAF Contract Number; and

(ii)	the name of the Obligor; and

(d)           each Subject Contract does not contain any notations on its face that purport to evidence any encumbrances or restrictions on transfer other than the stamp, if any, in favor of a prior lender which has signed a Release Agreement.

3.           The Trustee hereby certifies that, with respect to all Contracts in the aggregate, it has received a copy of the Contract Schedule and an executed Assignment Agreement and executed Release Agreement related thereto.

[Signatures on Following Page]

Exhibit E-2

IN WITNESS WHEREOF, the Custodian and Trustee have caused this Custodian and Trustee Certificate to be executed by its duly authorized officer this ____ day of _____________, 20__.

U.S. BANK NATIONAL ASSOCIATION,
as Custodian and Trustee

By:______________________________
Name:
Title:

The undersigned, LEAF Receivables Funding 2, LLC, as the Issuer, hereby directs the Trustee to attach the Contract Schedule attached hereto as Schedule I to the Indenture as Schedule I thereto, with such Contract Schedule constituting the Contract Schedule, as contemplated by the Indenture and the other Transaction Documents, as of the Acquisition Date.

LEAF RECEIVABLES FUNDING 2, LLC, as Issuer

By:_____________________________
Name:
Title:

Exhibit E-3

Schedule I
to Custodian and Trustee Certificate

[Amendment to Contract Schedule, with any exceptions noted]

Exhibit E-4

Exhibit F
to Indenture
FORM OF RELEASE

_______ __, 20__

To:	The Parties Listed on Schedule I Attached Hereto

Re:
Receivables Loan and Security Agreement, dated as of November 1, 2007 (as amended, restated, supplemented or otherwise modified through the date hereof, the “RLSA”), among LEAF Capital Funding III, LLC, (the “Borrower”), LEAF Financial Corporation (“LEAF Financial”), as Servicer (in such capacity, the “Servicer”), Morgan Stanley Bank, N.A. (f/k/a Morgan Stanley Bank), as Collateral Agent (in such capacity, the “Collateral Agent”), Morgan Stanley Asset Funding Inc. (“Morgan Stanley AFI”), as a Class A Lender and as a Class B Lender, The Royal Bank of Scotland plc (“RBS”), as a Class A Lender and as a Class B Lender (the Class A Lenders and the Class B Lenders shall be collectively referred to as the “Lenders”), U.S. Bank National Association, as Custodian (in such capacity, the “Custodian”), and as Lenders’ Bank (in such capacity, the “Lenders’ Bank”), and Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as Backup Servicer (in such capacity, the “Backup Servicer”)

Ladies and Gentlemen:

The Borrower has advised the Lenders and the Collateral Agent that it desires to voluntarily prepay all amounts outstanding under the RLSA on the date hereof.  As a consequence thereof, the Lenders have requested that the Borrower pay all Obligations and all other outstanding indebtedness and obligations owed to each of the Secured Parties and the Collateral Agent (collectively, the “Lender Parties”), under the RLSA and the other Transaction Documents, agreements, instruments and documents executed pursuant thereto or in connection therewith (collectively, the “LEAF III Documents”).  Capitalized terms used but not otherwise defined in this letter agreement (this “Payoff Letter”) shall have the respective meanings assigned to them in the RLSA.

The aggregate amount due to the Lender Parties and Mayer Brown LLP, as counsel to the Collateral Agent (the “Collateral Agent’s Counsel”), under the LEAF III Documents, if paid in immediately available funds by 3:00 p.m. (New York time), on _______ __, 20__ (the “Payoff Time”), is set forth more specifically on Schedule II hereto (such aggregate amount, the “Payoff Amount”).

In consideration of the payment in full of the Payoff Amount in immediately available funds no later than the Payoff Time, each of the Lender Parties, upon receipt of their respective portion of the Payoff Amount and the Collateral Agent’s Counsel receipt of its respective portion of the Payoff Amount, hereby acknowledges and agrees that:

                 (1)             payment of the Payoff Amount will constitute payment in full of all of the Borrower’s Obligations and other indebtedness and obligations to the Lender Parties under the LEAF III Documents;

(ii)	all security interests, liens or other rights which the Lender Parties may have on or in the Pledged Assets shall be released, terminated and shall be of no further force and effect;

(iii)
each of the Lenders and the Collateral Agent hereby (a) authorizes and requests the Borrower (or the Servicer on its behalf), to prepare and file, at the expense of the Borrower, UCC financing statement amendments to terminate all UCC financing statements filed in connection with the LEAF III Documents relating to the Pledged Assets;

(iv)
at the Servicer’s direction, which is hereby given to the Custodian, the Custodian shall continue to hold the Receivable Files in accordance with the terms of the Custodial Agreement at the Servicer’s sole expense; provided, however, that none of the Lender Parties (other than the Servicer) shall have any right, title or interest in any of the Receivable Files, and the Custodian shall comply with instructions from Borrower (or Servicer on its behalf) directing disposition of the Receivable Files without any further consent of the Lenders, the Collateral Agent or any other party;

(v)
each of the LEAF III Documents shall (without any further action by any party, subject to clause (vi) below) be terminated and released and be of no further force or effect (other than the Lockbox Intercreditor Agreement, the FDIC Documents and the Custodial Agreement (it being understood that Morgan Stanley Bank, N.A. is hereby terminated as a party to the Custodial Agreement)), all commitments and obligations of each of the Lender Parties with respect thereto shall be terminated and the Originator, the Borrower, the Servicer and each of their respective Affiliates shall have no further liabilities or obligations thereunder except for indemnification and other obligations which by their terms expressly survive termination of such LEAF III Document (including, without limitation, the Custodial Agreement); and

(vi)
the Collateral Agent and the Lenders (i) shall at the Borrower’s request and sole expense execute such documents as may be required to  terminate the Collection Account Agreement and the LEAF III Lockbox Account Agreement and (ii) consent to the withdrawal by Borrower (or the Servicer on its behalf) of any and all funds and other property on deposit in the Collection Account and the LEAF III Lockbox Account.

2

      Payment of each portion of the Payoff Amount should be made in accordance with the payment instructions set forth on Schedule III hereto.  Notwithstanding anything to the contrary set forth in the Fee Letter or any Transaction Document related thereto, each of the Collateral Agent, Morgan Stanley AFI, the Borrower and RBS agree that the aggregate “Exit Fee” under and as defined in each such Transaction Document shall equal $100,000 and is to be paid to Morgan Stanley AFI and RBS as set forth more specifically on Schedule II hereto.

Notwithstanding anything in this Payoff Letter to the contrary, if all or any portion of the Payoff Amount is rescinded or must otherwise be returned for any reason under any state or federal bankruptcy or other law, then all obligations of the Borrower, the Servicer and each of their respective Affiliates under the LEAF III Documents in respect of the Payoff Amount so rescinded or returned shall be automatically and immediately revived (without any further action or consent by any of the parties hereto or any other Person) and shall continue in full force and effect as if such amounts had not been paid and the release given herein shall be void and of no further force and effect.

Each of the Originator, the Borrower and LEAF Financial, individually and as the Servicer, hereby waives, releases and forever discharges each of the Lender Parties and their affiliates, subsidiaries, officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have now or hereafter against such Person arising out of or relating to the LEAF III Documents, this Payoff Letter or otherwise in connection therewith or herewith.  This release shall become effective upon (i) receipt by the Collateral Agent of counterparts to this Payoff Letter duly executed by each of the parties hereto and (ii) receipt by each of the Lender Parties and the Collateral Agent’s Counsel of their respective portion of the Payoff Amount pursuant to the terms hereof.  Each of the Lender Parties hereby waives any required notice with respect to the prepayment of the Loans or the termination of any LEAF III Document contemplated by this Payoff Letter.

THIS PAYOFF LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).  EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO HAVE A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS PAYOFF LETTER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS PAYOFF LETTER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER, AND EACH PARTY HERETO HEREBY

3

IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.  THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

Each of the Originator, LEAF Financial and the Borrower, as to itself, hereby represents and warrants that (i) such Person has the power and authority and is duly authorized to execute and deliver this Payoff Letter, (ii) such Person has duly executed and delivered this Payoff Letter, (iii) this Payoff Letter constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (iv) no consent, authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Person of this Payoff Letter other than have been obtained and (v) such Person’s execution, delivery and performance of this Payoff Letter does not contravene (A) such Person’s organizational documents, (B) any law, rule or regulation applicable to such Person, (C) any contractual restriction contained in any material indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting such Person or its property or (D) any order, writ, judgment, award, injunction or decree binding on or affecting such Person or its property.

This Payoff Letter may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart when so executed shall be deemed to be an original, and all such counterparts when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart to this Payoff Letter by facsimile, “.pdf” file or similar electronic means shall constitute, and shall be effective as, delivery of a manually signed counterpart hereto.
[signature pages follow]

4

Very truly yours,

MORGAN STANLEY ASSET FUNDING INC.,
as a Class A Lender and as a Class B Lender

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC,
as a Class A Lender and as a Class B Lender

By:
Name:
Title:

MORGAN STANLEY BANK, N.A.,
as Collateral Agent

By:
Name:
Title:

Acknowledged and agreed to
as of the above referenced date:

LEAF CAPITAL FUNDING III, LLC,
as Borrower

By:
Name:
Title:

LEAF FINANCIAL CORPORATION,
individually and as Servicer

By:
Name:
Title:

LEAF III Payoff Letter

S-1	LEAF III Payoff Letter

LEAF FUNDING, LLC,
as Originator

By:
Name:
Title:

MORGAN STANLEY CAPITAL SERVICES INC.,
as Qualifying Swap Counterparty

By:
Name:
Title:

LYON FINANCIAL SERVICES, INC. (d/b/a U.S. Bank Portfolio Services),
as Backup Servicer

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as Custodian and as Lenders’ Bank

By:
Name:
Title:

S-2	LEAF III Payoff Letter

SCHEDULE I

LEAF Capital Funding III, LLC
c/o LEAF Funding Inc.
One Commerce Square
2005 Market Street, 15th Floor
Philadelphia, PA 19103
Attention:  Matthew Goldenberg
Facsimile No.:  (215) 640-6370

LEAF Financial Corporation
One Commerce Square
2005 Market Street, 15th Floor
Philadelphia, PA 19103
Attention:  Miles Herman
Facsimile No.:  (215) 640-6363

LEAF Funding, LLC
c/o LEAF Financial Corporation
One Commerce Square
2005 Market Street, 15th Floor
Philadelphia, PA 19103
Attention:  Miles Herman
Facsimile No.:  (215) 640-6363

Morgan Stanley Bank, N.A.
1221 Ave of the Americas, 27th Floor
New York, NY 10020
Attention:  Stephen Holmes
Facsimile No.:  (212) 507-4859

Morgan Stanley Asset Funding Inc.
1221 Ave of the Americas, 27th Floor
New York, NY 10020
Attention:  Stephen Holmes
Facsimile No.:  (212) 507-4859

Morgan Stanley Capital Services Inc.
Transaction Management Group
1585 Broadway
New York, NY 10036-8293
Attention:  Chief Legal Officer
Facsimile No.: 001-212-507-4022

Sch. I-1	LEAF III Payoff Letter

The Royal Bank of Scotland plc
600 Washington Blvd
Stamford, CT 06901
Attention:  Jere Dieck
Facsimile No.: (203) 897-5666

Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services)
U.S. Bank Portfolio Services
1310 Madrid Street
Marshall, MN 56258
Attention:  Joe Andries
Facsimile No.:  (866) 806-0775

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Ave.
St. Paul, MN 55107

Attention:  Diane Reynolds

Facsimile No.:  (651) 495-8090

Sch. I-2	LEAF III Payoff Letter

SCHEDULE II

PAYOFF AMOUNT

[See attached]

Sch. II-1	LEAF III Payoff Letter

SCHEDULE III

PAYMENT INSTRUCTIONS

[See attached]

Exhibit G-1

Exhibit G
to Indenture

[Reserved.]

Exhibit G-2

Exhibit H
to Indenture
Form of Transferee Certificate

(Date)

LEAF Receivables Funding 2, LLC
Equipment Contract Backed Notes, Series 2010-1, Class A
Equipment Contract Backed Notes, Series 2010-1, Class B
Equipment Contract Backed Notes, Series 2010-1, Class C

LEAF Receivables Funding 2, LLC
2005 Market Street, 15th Floor
Philadelphia, Pennsylvania 19103
Attention:  Miles Herman

U.S. Bank National Association, as Trustee
60 Livingston Avenue, EP-MN-WS3D
St. Paul, Minnesota 55107
Attn: LEAF Receivables Funding 2, LLC, Equipment Contract Backed Notes, Series 2010-1

Ladies and Gentlemen:

______________________  (the “Purchaser”) hereby represents and warrants to you in connection with its transfer of $_________ in the principal amount of the above-captioned notes (the “Notes”) as follows:

1.The Purchaser is purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion and it or such account is a “QIB” (“Qualified Institutional Buyer”) as defined in, and is aware that the sale to it is being made in reliance on, Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (“Securities Act”), and is acquiring such Notes for investment and not with a view to, or for offer or sale in connection with, any distribution (within the meaning of the Securities Act) or fractionalization thereof or with any intention of reselling the Notes or any part thereof, subject to any requirement of law that the disposition of its property or the property of such account or accounts be at all times within its or their control and subject to its or their ability to resell such Notes pursuant to Rule 144A.  Furthermore, if the Purchaser is purchasing Class C Notes, the Purchaser is a U.S. person within the meaning of Regulation S under the Securities Act.

2.The Purchaser acknowledges that the Notes have not been registered under the Securities Act and may not be sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted below.

Exhibit H-1

3.If the Purchaser is a person other than a foreign purchaser outside the United States, it agrees that (i) if it should reoffer, resell, pledge, or otherwise transfer its Note prior to the second anniversary of the later of (a) the original issuance of such Note (or any predecessor Note), and (b) the sale of such Note (or any predecessor Note) by the Issuer or any affiliate of the Issuer (computed in accordance with paragraph (d) of Rule 144 under the Securities Act), or (ii) if it was at the date of such transfer or during the three months preceding such date of transfer an affiliate of the Issuer (a) it will do so in compliance with any applicable State securities or “Blue Sky” laws and only (A) to the Issuer or (B) in compliance with Rule 144A, and (b) it will give the transferee notice of any restrictions on resale of such Note.

4.The Purchaser understands that the Notes, unless otherwise agreed by the Issuer and the Holder thereof, will bear a legend to the following effect:

[FOR CLASS A NOTES AND CLASS B NOTES:]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER

Exhibit H-2

TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN"AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION") (EACH A "BENEFIT PLAN INVESTOR"), OR (B) (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE, AND (III) IT BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES, OR (C) IT HAS PROVIDED THE TRUSTEE WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER WHICH OPINES THAT THE PURCHASE,

Exhibit H-3

HOLDING, AND TRANSFERRING OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

[FOR CLASS C NOTES:]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM

Exhibit H-4

NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IS A U.S. PERSON (“U.S. PERSON”) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB AND IS A U.S. PERSON.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN"AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION").  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

5.The Purchaser has received the information, if any, requested by it pursuant to Rule 144A, has had full opportunity to review such information, and has received all additional information necessary to verify such information.

6.The Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

Exhibit H-5

7.The Purchaser understands that the Issuer, the Initial Purchaser and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that if any of the foregoing acknowledgments, representations or agreements deemed to have been made by it are no longer accurate, it will promptly notify the Issuer and the Initial Purchaser.  If it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account.

8.Either (i) It is not (and for so long as it holds any Notes or an interest therein will not be), and is not acting on behalf of (and for so long as it holds any Notes or an interest herein will not be acting on behalf of), an "employee benefit plan"as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, a plan described in Section 4975(e)(1) of the Code or an entity which is deemed to hold the assets of any such plan ("Plan Assets") pursuant to 29 C.F.R. Section 2510.3-101 (the "Plan Asset Regulation") [yes/no], (ii)(A) in the case of a Class A Note or a Class B Note, its purchase and ownership of the security will be covered by a prohibited transaction class exemption issued by the United States Department of Labor, (B) at the time of acquisition the notes are rated at least investment grade, and (C) it believes that the notes are properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulation and agrees to so treat such Notes [yes/no], or (iii) it has provided the Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Trustee, the Issuer, the Servicer, or the Initial Purchaser which opines that the purchase, holding, and transferring of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Trustee, the Issuer, the Servicer, or the Initial Purchaser to any obligation in addition to those undertaken in the Indenture [yes/no].

9.The Purchaser agrees to indemnify and hold harmless the Issuer and the Trustee and their respective affiliates from any cost, damage, or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties, and agreements.

10.The Purchaser agrees that (a) any sale, pledge or other transfer of a Note (or any interest therein) made in violation of the transfer restrictions contained in the Indenture, or made based upon false or inaccurate representations made by the Transferee or a transferee to the Issuer, will be void and of no force or effect and (b) none of the Issuer, the Trustee and the Note Registrar has any obligation to recognize any sale, pledge or other transfer of a Note (or any interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation.

Exhibit H-6

The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned.  If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

Executed at ______________, ______________, this ___ day of ____________, 20___.

Purchaser’s Name and Title (Print)Signature of Purchaser

Address of Purchaser

Purchaser’s Taxpayer Identification or
  Social Security Number

Exhibit H-7

Exhibit I
to Indenture
FORM OF INVESTMENT LETTER

LEAF RECEIVABLES FUNDING 2, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-1 (THE “NOTES”)

LEAF Receivables Funding 2, LLC (the “Issuer”)
2005 Market Street, 15th Floor
Philadelphia, Pennsylvania 19103
Attention:  Miles Herman

U.S. Bank National Association (the “Trustee”)
60 Livingston Avenue, EP-MN-WS3D
St. Paul, Minnesota 55107
Attention:  LEAF Receivables Funding 2, LLC,
Equipment Contract Backed Notes,
Series 2010-1

Ladies and Gentlemen:

Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Indenture, dated as of May 1, 2010 (as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Each capitalized term used and not otherwise defined herein has the meaning assigned thereto in the Indenture.

In connection with the purchase of the Note, the undersigned hereby represents and warrants on behalf of the Purchaser named below (the “Purchaser”) as follows:

1.           I am an officer of the Purchaser familiar with its financial affairs and authorized to make the representations set forth in, and execute, this letter.

2.           I am familiar with the provisions of Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “1933 Act”).

a.           The transaction meets the requirements of Rule 144A and the Purchaser is a “qualified institutional buyer,” as defined in Rule 144A.

b.           The Purchaser is aware that the Issuer may rely on the exemption from the registration requirements of the 1933 Act provided by Rule 144A.

c.           The Purchaser acknowledges that the Purchaser has (i) received such information regarding the Issuer’s Equipment Contract Backed Notes, Series 2010-1

Exhibit I-1

[Class A/Class B/Class C] (the “Notes”) as the Purchaser may require pursuant to Rule 144A or (ii) the Purchaser has determined not to request such information.

3.           The Purchaser is acquiring the Notes for its own account or the account of its affiliated entities for the purpose of investment or resale under Rule 144A and not with a view to the distribution thereof.  Furthermore, if the Purchaser is purchasing Class C Notes, the Purchaser is a U.S. person (“U.S. Person”) within the meaning of Regulation S under the 1933 Act.

4.           The Purchaser understands that the Notes have not been and may never be registered under the 1933 Act or the securities laws of any state, that it is the expressed intent of the Issuer that the Notes are being issued only in transactions not involving any public offering within the meaning of the 1933 Act, and that the Notes will bear a legend substantially as set forth in the form of the Note attached to the Indenture.

5.           The Purchaser has no present intention of selling, negotiating, or otherwise disposing of the Notes; provided, however, that it is understood that the disposition of the Purchaser’s property shall at all times be and remain within its control and without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of the Notes in accordance with the Indenture under a registration statement under the 1933 Act, or under an exemption from such registration available under the 1933 Act.

6.           The Purchaser understands that the Notes were transferred to it in a transaction not involving any public offering within the meaning of the Securities Act, and that if it decides to re-offer, resell, pledge, or otherwise transfer such Notes, it will do so only in accordance with applicable state securities laws and pursuant to Rule 144A to a Person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom the holder has informed that such re-offer, resale, pledge, or other transfer is being made in reliance on Rule 144A or to the Issuer pursuant to the terms of the Indenture.  Furthermore, if the Purchaser decides to re-offer, resell, pledge, or otherwise transfer any Class C Notes, it will do so only to a U.S. Person.

7.Either (i) It is not (and for so long as it holds any Notes or an interest therein will not be), and is not acting on behalf of (and for so long as it holds any Notes or an interest herein will not be acting on behalf of), an "employee benefit plan"as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, a plan described in Section 4975(e)(1) of the Code or an entity which is deemed to hold the assets of any such plan ("Plan Assets") pursuant to 29 C.F.R. Section 2510.3-101 (the "Plan Asset Regulation") [yes/no], (ii)(A) in the case of a Class A Note or a Class B Note, its purchase and ownership of the security will be covered by a prohibited transaction class exemption issued by the United States Department of Labor, (B) at the time of acquisition the notes are rated at least investment grade, and (C) it believes that the notes are properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulation and agrees to so treat such Notes [yes/no], or (iii) it has provided the Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Trustee, the Issuer, the Servicer, or the Initial Purchaser which opines that the purchase, holding, and transferring of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the

Exhibit I-2

Code, and will not subject the Trustee, the Issuer, the Servicer, or the Initial Purchaser to any obligation in addition to those undertaken in the Indenture [yes/no].

8.The Purchaser has provided to the Trustee an accurate, complete, and duly executed United States Internal Revenue Service Form W-8BEN or W-9 (or successor applicable form) or such other document required or reasonably requested by the Trustee for purposes of establishing the Purchaser’s exemption from United States withholding tax and backup withholding tax.

9.The Purchaser agrees that (a) any sale, pledge, or other transfer of a Note (or any interest therein) made in violation of the transfer restrictions contained in the Indenture, or made based upon false or inaccurate representations made by the Transferee or a transferee to the Issuer, will be void and of no force or effect and (b) none of the Issuer, the Trustee, and the Note Registrar has any obligation to recognize any sale, pledge, or other transfer of a Note (or any interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation.

The representations and warranties contained herein shall be binding upon the heirs, executors, administrators, and other successors of the undersigned.  If there is more than one signatory hereto, the obligations, representations, warranties, and agreements of the undersigned are made jointly and severally.

Executed at ________________________, _____________________, this _____ day of _______________, 20__.

________________________________                                                                           ______________________________
Purchaser’s Name and Title (Print)                                                                           Signature of Purchaser

_________________________________
Address of Purchaser

_________________________________
Purchaser’s Taxpayer Identification or
   Social Security Number

Exhibit I-3

Exhibit J
to Indenture

FORM OF SUBSTITUTION CERTIFICATE
(pursuant to 3.01(a)(i) of Indenture)

U.S. Bank National Association, as Trustee 60 Livingston Avenue, EP-MN-WS3D St. Paul, Minnesota 55107 Attention: LEAF Receivables Funding 2, LLC, Equipment Contract Backed Notes, Series 2010-1

Re:
Indenture, dated as of May 1, 2010 (the “Indenture”), between LEAF Receivables Funding 2, LLC (the “Issuer”), and U.S. Bank National Association, as trustee (the “Trustee”) and as custodian (the “Custodian”)

Ladies and Gentlemen:

1.           This Certificate is being delivered pursuant to Section 3.01(a)(i) of the Indenture.  Each capitalized term used and not otherwise defined herein has the meaning assigned thereto in the Indenture.

2,           Attached hereto as Schedule I is the Amendment to Contract Schedule identifying each of the Contracts (the “Subject Contracts”) and the related Contract Assets (the “Subject Contract Assets”) subject to this Substitution Certificate.

3.           Attached as Schedule II is the Contract Schedule as of the date hereof, as amended by the Amendment to Contract Schedule, along with any deletions authorized by a release signed by the Trustee.

4.	The Partnership hereby represents and warrants that:

(i)	This Substitution Certificate has been duly authorized, executed, and delivered by the Partnership;

(ii)	Each Subject Contract and Subject Contract Asset meets the Substitution requirements set forth in Section 3.04 of the Servicing Agreement and Sections 3.01 and 4.04 of the Indenture;

(iii)	Each of the Subject Contracts satisfies each of the representations and warranties set forth in Class (C) and (D) of the Assignment Agreement;

(iv)	All applicable filings required under Section 4.01(a)(v) and 4.02 of the Indenture have been made or are in effect;

Exhibit J-1

(v)
Each of the conditions precedent to the substitution of the Subject Contract Assets set forth in Sections 3.01 and 4.04 of the Indenture and Section 3.04 of the Servicing Agreement have been or will have been satisfied on or prior to the Acquisition Date;

(vi)
No Default, Event of Default, or Event of Servicing Termination exists or shall result from the acquisition of the Subject Contract Assets, and no event exists which, with the passage of time or the giving of notice, would cause a Default, Event of Default, or Event of Servicing Termination to occur; and

(vii)	There is no Existing Indebtedness with respect to the Subject Contract Assets other than that, if any, described in the Release Agreement delivered to the Trustee on the Acquisition Date.

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Exhibit J-2

IN WITNESS WHEREOF, the Partnership has caused this Substitution Certificate to be executed by its duly authorized officer this _____ day of _________________, 20__.

LEAF EQUIPMENT FINANCE FUND 4, L.P.

By:	__________________________________
Name:           __________________________________
Title:	__________________________________

Exhibit J-3